Annual Report

Dreyfus Founders
Balanced Fund
Investment Update
December 31, 2002


                           Dreyfus Founders Funds (R)
                             The Growth Specialist

Table of Contents


Management Overview                            3
Statement of Investments                      10
Statement of Assets and Liabilities           16
Statement of Operations                       18
Statements of Changes in Net Assets           19
Financial Highlights                          21
Notes to Financial Statements                 27
Report of Independent Accountants             34
Other Information                             35
Your Board Representatives                    36


Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

     -  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Management Overview

A discussion with portfolio manager John Jares, CFA, left, and assistant portfolio manager John Johnson, CFA.

How did the Fund perform relative to its benchmark in 2002?

The Dreyfus Founders Balanced Fund's fixed-income component helped cushion returns during the difficult equity market environment in 2002. As a result, the Fund posted a return that was competitive with its benchmark, the equity-only Standard & Poor's 500 Index, which dropped 22.10% for the year. (See pages 6 and 7 for the Fund's total returns and a description of the index.)

Describe the broad market factors during the period.

The large-cap, growth-oriented stocks in which the Fund's equity component invests had a challenging year. Early in the year, we believed that although technology-related firms were struggling, opportunities in many other areas appeared solid. By late summer, however, the U.S. economic environment was clearly deteriorating in the face of fears over a war with Iraq. We noted that the revenues, profits and share prices of companies in travel-related industries like air transportation and hotel accommodation were hard hit, as these geopolitical fears continued to constrain corporate spending. Together, the weak economy and heightened uncertainty over military conflict combined to push the major indexes lower by double-digit percentages for the year.

"In 2002, companies in the utilities sector did not perform well, nor did telecommunications-related issues. Fortunately, we had limited exposure to these areas."

Performance Highlights

- The weak economy and heightened uncertainty over military conflict combined to push the major indexes lower by double-digit percentages for the year.

- Despite solid returns from the Fund's fixed-income investments in 2002, the Fund underperformed the Lipper Balanced Fund Index.

- Technology-related holdings dampened returns in 2002, as did financial-oriented stocks.

In the midst of this negative investment environment, a few positives emerged for the economy and for the equity markets. Consumers sustained their spending throughout the year. The result of the Federal Reserve Board's 11 interest rate cuts in 2001 delivered an easy monetary policy in 2002. Its bias and action favored comparative steadiness in 2002, and showed the Fed's "wait and see" attitude. This underpinned consumer-friendly trends such as zero-percent financing on autos, mortgage refinancing, and rising home prices. The Fed delayed further action until November in an attempt to determine the extent of the results from its many stimulative efforts in 2001.

What management decisions had the most impact on results?

In the equity market, we saw growth-oriented issues suffer significantly in 2002. A continued unwinding of the 1990s' tech boom plagued the market for the third consecutive year, and although consumers were spending, the spending was selective.

In 2002, utilities-related companies performed poorly, as did telecommunications stocks. Our bottom-up research process found relatively few promising opportunities in these areas.

Relative to its benchmark, the Fund's information technology and financial-related stocks were the poorest performers. One such disappointment was Brocade Communications Systems, Inc., which makes storage network solutions products. The company's revenues received a boost post 9/11, as many U.S. and international companies were concerned about business continuance. Spending was sustained through mid-year but then halted abruptly as competitors like McData Corporation and Cisco Systems, Inc. announced plans for promising new storage network solution alternatives. Brocade pre-announced that it would not meet Street analysts' profit forecasts for the three months ending in October. This further dampened its share price.

Our stock picking among healthcare companies had a mixed effect on the Fund in 2002. Holdings in biotechnology company Amgen, Inc., and a position in specialty pharmaceutical manufacturer Forest Laboratories, Inc., were a boon to performance. We added Forest Labs to the portfolio mid-year and it was the Fund's top performer overall in 2002. The company is moving further into the branded market with Lexapro, its follow-up to Celexa, a successful blockbuster product that is expanding the market for depression treatments.

Meanwhile, the Fund lost significant ground from its holdings of Swiss-based Serono SA, which focuses on the niche markets of reproductive health, neurology, growth, and metabolism drugs. We had underestimated how economically sensitive Serono's products were, and the share price declined. We have liquidated the Fund's position in Serono.

The Fund's overweight exposure to consumer discretionary stocks was positive for returns. We demonstrated solid stock picking here, further aiding relative performance. One example was a company that landed among the Fund's top-performing holdings in 2002. Royal Caribbean Cruises Limited,

Largest Equity Holdings  (ticker symbol)
     1.  Forest Laboratories, Inc.  (FRX)        3.95%
     2.  3M Company  (MMM)                       2.93%
     3.  General Electric Company  (GE)          2.83%
     4.  Abbott Laboratories  (ABT)              2.81%
     5.  Boston Scientific Corporation  (BSX)    2.65%
     6.  Merck & Company, Inc.  (MRK)            2.47%
     7.  Pfizer, Inc.  (PFE)                     2.45%
     8.  Nordstrom, Inc.  (JWN)                  2.27%
     9.  Viacom, Inc. Class B  (VIA.B)           2.22%
    10.  Accenture Limited Class A ADR  (ACN)    2.22%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

the world's second largest cruise company, enjoyed favorable industry dynamics during the year, as the cruise line industry cut prices to stimulate demand following the terrorist attacks of 9/11. Consumers responded, while at the same time, Royal Caribbean cut costs significantly in order to widen margins. The Fund held this position at year-end, but we will be closely monitoring the competitive landscape early in the year-the season when customers book cruises-to get a clearer sense of the company's prospects.

Growth of $10,000 Investment

  Dreyfus Founders                                 Lipper Balanced
Growth Fund - Class F           S&P 500 Index        Fund Index

     $24,433                      $20,614             $15,929

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index. Further information related to Fund performance is contained elsewhere in this report.

How did the fixed-income portion of the Fund fare in 2002?

The investment environment in 2002 was more favorable for fixed-income investments than for other asset classes, such as equities. At year-end, the Fund held 40% of its assets in fixed-income securities. One of the Fund's top fixed-income performers was a Washington Mutual 8.25% corporate bond. The bond's longer-dated final maturity and the company's improving fundamentals-due to heavy refinancing and mortgage-origination activity in 2002-caused this bond to lead the pack. We saw similarly strong performance from Toyota Motor Credit 5.65% corporate bonds. This high-quality auto-related paper performed well in 2002 based on the company's strong sales and market share.

Average Annual Total Return as of 12/31/02

                                Inception       1          5             10            Since
                                  Date        Year       Years         Years         Inception
Class A Shares
   With sales charge (5.75%)    12/31/99     (22.58%)      --            --          (14.62%)
   Without sales charge         12/31/99     (17.85%)      --            --          (12.91%)

Class B Shares
   With redemption*             12/31/99     (21.48%)      --            --          (14.39%)
   Without redemption           12/31/99     (18.21%)      --            --          (13.53%)

Class C Shares
   With redemption**            12/31/99     (19.47%)      --            --          (14.01%)
   Without redemption           12/31/99     (18.66%)      --            --          (14.01%)

Class F Shares                   2/19/63     (17.46%)    (5.80%)        4.77           n/a

Class R Shares                  12/31/99     (18.34%)      --            --          (12.96%)

Class T Shares
   With sales charge (4.50%)    12/31/99     (19.53%)      --            --          (13.66%)
   Without sales charge         12/31/99     (15.79%)      --            --          (12.34%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Our holding of U.S. SBA Series 10-A 6.64% loan pool contributed to the Fund's returns in 2002, benefiting from their high-quality bias and from the comparatively slower prepayments when measured against residential mortgage pools.

Finally, a callable FHLB Bond 6.70% issue and Colgate Palmolive's 5.98% corporate bonds each contributed significantly to fixed-income performance in 2002.

Some challenges did arise, however. Although we liquidated the position during the first quarter of 2002, the Fund's holding in WorldCom 7.75% bonds was its poorest fixed-income performer for the year. Since we sold the issue early in the year, the Fund wasn't exposed to the majority of the bond's decline.



What is your outlook for 2003?

For 2003, we're optimistic about the investment opportunities that the larger-cap pharmaceuticals market may offer the equity portion of the Fund. Many companies have fewer drugs coming off patent in 2003, meaning they will retain valuable revenue streams. Our fundamental, bottom-up research indicates that current valuations are attractive, and that drug discovery pipelines have products that could launch in 2004.

Composition of Equity Assets

     24.13%  Consumer Discretionary
     20.56%  Healthcare
     15.55%  Information Technology
     11.54%  Financials
     10.87%  Industrials
      6.19%  Consumer Staples
      4.00%  Energy
      2.91%  Materials
      2.21%  Telecommunications Services
      2.04%  Utilities

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Coupled with reduced competition from generic drugs (the result of fewer patent expirations in 2003), we expect numerous investment opportunities to arise for the Fund in the pharmaceuticals sub sector.

In the bond portfolio, we aim to establish and maintain core holdings for long-term appreciation. The Fund's bond exposure is composed of investment-grade corporates, mortgage-backed securities and government bonds, with a focus on credit quality, sector allocation, yield curve exposure and liquidity.

Overall, we expect the U.S. economy to begin to recover. While the situation in Iraq is uncertain, we believe that short-term action would be positive for the stock market. However, we acknowledge that a long-term engagement could have the opposite effect, and will be monitoring the situation closely.

What strategy do you expect to employ?

As always, we will evaluate the Fund's investment opportunities one at a time. We continue to search out companies that we believe can grow at a faster clip than the market expects.

We would expect to normally maintain the Fund's equity allocation in the 60% range in 2003, depending on the attractiveness of equity investment opportunities and the asset weightings that prevail in the Fund's peer group.

Our fundamental, research-driven method includes extensive modeling of company financials and frequent interaction with company management. Using our disciplined strategies and processes, we believe the Fund is prepared for 2003's investing challenges.


/s/ John B. Jares       /s/ John Johnson

John B. Jares, CFA      John Johnson, CFA
Portfolio Manager       Assistant Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                MARKET VALUE

-----------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-57.3%
AIRLINES-0.8%
          92,202  Delta Air Lines, Inc..............................  $  1,115,644
                                                                      ------------
ALUMINUM-0.4%
          23,400  Alcoa, Inc........................................       533,052
                                                                      ------------
APPLICATION SOFTWARE-0.7%
          49,500  PeopleSoft, Inc.*.................................       905,850
                                                                      ------------
BANKS-1.8%
          13,200  Bank of America Corporation.......................       918,324
          31,100  Wells Fargo & Company.............................     1,457,657
                                                                      ------------
                                                                         2,375,981
                                                                      ------------
BIOTECHNOLOGY-1.2%
          20,400  Amgen, Inc.*......................................       986,136
          20,200  Genentech, Inc.*..................................       669,832
                                                                      ------------
                                                                         1,655,968
                                                                      ------------
BROADCASTING & CABLE TV-2.6%
          47,300  Clear Channel Communications, Inc.*...............     1,763,817
          77,800  Comcast Corporation Special Class A*..............     1,757,502
                                                                      ------------
                                                                         3,521,319
                                                                      ------------
CASINOS & GAMING-1.2%
          53,100  Mandalay Resort Group*............................     1,625,391
                                                                      ------------
COMPUTER & ELECTRONICS RETAIL-0.9%
          51,250  Best Buy Company, Inc.*...........................     1,237,688
                                                                      ------------
COMPUTER HARDWARE-0.9%
          26,000  Hewlett-Packard Company...........................       451,360
           9,100  International Business Machines Corporation.......       705,250
                                                                      ------------
                                                                         1,156,610
                                                                      ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                MARKET VALUE

-----------------------------------------------------------------------------------

CONSUMER FINANCE-1.0%
          68,550  MBNA Corporation..................................  $  1,303,821
                                                                      ------------
DEPARTMENT STORES-1.4%
          95,400  Nordstrom, Inc....................................     1,809,738
                                                                      ------------
DIVERSIFIED COMMERCIAL SERVICES-0.3%
          35,300  Cendant Corporation*..............................       369,944
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES-4.1%
          40,666  Citigroup, Inc....................................     1,431,037
           6,400  Freddie Mac.......................................       377,920
          16,700  Goldman Sachs Group, Inc..........................     1,137,270
          38,200  Morgan Stanley....................................     1,524,944
          78,825  Stilwell Financial, Inc...........................     1,030,243
                                                                      ------------
                                                                         5,501,414
                                                                      ------------
GAS UTILITIES-1.2%
          38,675  Kinder Morgan, Inc................................     1,634,792
                                                                      ------------
GENERAL MERCHANDISE STORES-1.3%
          34,600  Wal-Mart Stores, Inc..............................     1,747,646
                                                                      ------------
HEALTHCARE EQUIPMENT-1.6%
          49,600  Boston Scientific Corporation*....................     2,108,992
                                                                      ------------
HOME IMPROVEMENT RETAIL-0.5%
          19,100  Lowe's Companies, Inc.............................       716,250
                                                                      ------------
HOUSEHOLD PRODUCTS-1.6%
          23,600  Colgate-Palmolive Company.........................     1,237,348
           9,800  Procter & Gamble Company..........................       842,212
                                                                      ------------
                                                                         2,079,560
                                                                      ------------
INDUSTRIAL CONGLOMERATES-3.4%
          18,900  3M Company........................................     2,330,370
          92,400  General Electric Company..........................     2,249,940
                                                                      ------------
                                                                         4,580,310
                                                                      ------------
INDUSTRIAL GASES-0.7%
          15,500  Praxair, Inc......................................       895,435
                                                                      ------------
INDUSTRIAL MACHINERY-0.8%
          15,900  Illinois Tool Works, Inc..........................     1,031,274
                                                                      ------------
INTEGRATED TELECOMMUNICATION SERVICES-1.3%
          45,300  Verizon Communications, Inc.......................     1,755,375
                                                                      ------------
LEISURE FACILITIES-1.2%
          97,561  Royal Caribbean Cruises Limited...................     1,629,269
                                                                      ------------
LEISURE PRODUCTS-0.3%
          17,600  Mattel, Inc.......................................       337,040
                                                                      ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                MARKET VALUE

-----------------------------------------------------------------------------------

MANAGED HEALTHCARE-0.5%
          41,900  Caremark Rx, Inc.*................................  $    680,875
                                                                      ------------
MOTORCYCLE MANUFACTURERS-0.9%
          26,800  Harley-Davidson, Inc..............................     1,238,160
                                                                      ------------
MOVIES & ENTERTAINMENT-2.3%
          43,300  Viacom, Inc. Class B*.............................     1,764,908
          76,500  Walt Disney Company...............................     1,247,715
                                                                      ------------
                                                                         3,012,623
                                                                      ------------
NETWORKING EQUIPMENT-0.5%
          51,100  Cisco Systems, Inc.*..............................       669,410
                                                                      ------------
OIL & GAS DRILLING-0.4%
          15,100  Nabors Industries Limited*........................       532,577
                                                                      ------------
OIL & GAS EQUIPMENT & SERVICES-1.0%
          14,200  BJ Services Company*..............................       458,802
          27,900  Smith International, Inc.*........................       910,098
                                                                      ------------
                                                                         1,368,900
                                                                      ------------
OIL & GAS EXPLORATION & PRODUCTION-1.0%
          11,700  Anadarko Petroleum Corporation....................       560,430
          12,700  Apache Corporation................................       723,773
                                                                      ------------
                                                                         1,284,203
                                                                      ------------
PERSONAL PRODUCTS-1.0%
          50,000  Estee Lauder Companies, Inc. Class A..............     1,320,000
                                                                      ------------
PHARMACEUTICALS-8.2%
          55,900  Abbott Laboratories...............................     2,236,000
          32,000  Forest Laboratories, Inc.*........................     3,143,040
          29,400  Johnson & Johnson.................................     1,579,074
          34,700  Merck & Company, Inc..............................     1,964,367
          63,750  Pfizer, Inc.......................................     1,948,838
                                                                      ------------
                                                                        10,871,319
                                                                      ------------
RAILROADS-1.2%
          25,900  Union Pacific Corporation.........................     1,550,633
                                                                      ------------
SEMICONDUCTOR EQUIPMENT-0.8%
          20,700  KLA-Tencor Corporation*...........................       732,159
          13,300  Novellus Systems, Inc.*...........................       373,464
                                                                      ------------
                                                                         1,105,623
                                                                      ------------
SEMICONDUCTORS-1.2%
          87,700  Broadcom Corporation*.............................     1,320,762
          18,450  Intel Corporation.................................       287,267
                                                                      ------------
                                                                         1,608,029
                                                                      ------------
SOFT DRINKS-1.2%
          34,900  Coca-Cola Company.................................     1,529,318
                                                                      ------------


-----------------------------------------------------------------------------------
SHARES                                                                MARKET VALUE

SPECIALTY STORES-1.7%
          13,400  AutoZone, Inc.*...................................  $    946,710
          49,300  Office Depot, Inc.*...............................       727,668
          27,300  Tiffany & Company.................................       652,743
                                                                      ------------
                                                                         2,327,121
                                                                      ------------
STEEL-0.7%
          21,400  Nucor Corporation.................................       883,820
                                                                      ------------
SYSTEMS SOFTWARE-3.2%
          28,500  Adobe Systems, Inc................................       709,935
          34,100  Microsoft Corporation*............................     1,762,970
         161,600  Oracle Corporation*...............................     1,745,280
                                                                      ------------
                                                                         4,218,185
                                                                      ------------
TELECOMMUNICATIONS EQUIPMENT-0.3%
          10,800  QUALCOMM, Inc.*...................................       393,012
                                                                      ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$79,524,826)..................................................    76,222,171
                                                                      ------------
COMMON STOCKS (FOREIGN)-2.5%
IT CONSULTING & SERVICES-1.3%
          98,075  Accenture Limited Class A ADR (BD)*...............     1,764,369
                                                                      ------------
PHARMACEUTICALS-0.8%
          27,100  Teva Pharmaceutical Industries Limited Sponsored
                  ADR (IS)..........................................     1,046,331
                                                                      ------------
TELECOMMUNICATIONS EQUIPMENT-0.4%
          36,000  Nokia Oyj Sponsored ADR (FI)......................       558,000
                                                                      ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$3,297,290)...................................................     3,368,700
                                                                      ------------

PRINCIPAL AMOUNT                                                      MARKET VALUE

-----------------------------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-17.2%
AUTOMOBILE MANUFACTURERS-4.1%
$      5,000,000  Toyota Motor Credit Corporation Series MTN
                  5.65% 1/15/07.....................................  $  5,432,735
                                                                      ------------
BANKS-3.2%
       3,540,000  Washington Mutual, Inc.
                  8.25% 4/1/10......................................     4,216,151
                                                                      ------------
COMPUTER STORAGE & PERIPHERALS-0.8%
       1,000,000  Hewlett-Packard Company
                  7.15% 6/15/05.....................................     1,099,111
                                                                      ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

PRINCIPAL AMOUNT                                                      MARKET VALUE

-----------------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-2.4%
$      3,000,000  Target Corporation
                  5.95% 5/15/06.....................................  $  3,250,740
                                                                      ------------
HOUSEHOLD PRODUCTS-2.5%
       3,000,000  Colgate-Palmolive Company
                  5.98% 4/25/12.....................................     3,342,357
                                                                      ------------
MOVIES & ENTERTAINMENT-1.7%
       2,000,000  Viacom, Inc.
                  7.75% 6/1/05......................................     2,240,700
                                                                      ------------
PHARMACEUTICALS-2.5%
       3,000,000  Abbott Laboratories
                  5.625% 7/1/06.....................................     3,279,690
                                                                      ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$20,907,629)..................................................    22,861,484
                                                                      ------------
CORPORATE BONDS (FOREIGN)-2.3%
BANKS-2.3%
       3,000,000  Bank Nederlandse Gemeenten
                  4.05% 11/6/06 (NE)................................     3,079,500
                                                                      ------------
TOTAL CORPORATE BONDS (FOREIGN)
(COST-$3,103,665)...................................................     3,079,500
                                                                      ------------
U.S. GOVERNMENT SECURITIES-16.4%
AGENCY PASS THROUGH-3.9%
       4,735,392  U.S. Small Business Administration Series 10-A
                  6.64% 2/1/11......................................     5,229,374
                                                                      ------------
U.S. AGENCIES-9.3%
                  Federal Home Loan Bank:
       3,500,000  6.50% 11/15/05....................................     3,919,300
       3,000,000  6.70% 4/4/17 Callable 4/4/05......................     3,236,760
                  Federal Home Loan Mortgage Corporation:
       3,000,000  4.75% 10/11/12 Callable 10/11/05..................     3,030,630
       2,000,000  6.645% 3/10/04....................................     2,121,080
                                                                      ------------
                                                                        12,307,770
                                                                      ------------
U.S. TREASURY BONDS-1.9%
       2,500,000  U.S. Treasury Bond
                  4.00% 11/15/12....................................     2,535,350
                                                                      ------------
U.S. TREASURY NOTES-1.3%
       1,500,000  U.S. Treasury Note
                  6.875% 5/15/06....................................     1,725,821
                                                                      ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$20,223,443)..................................................    21,798,315
                                                                      ------------


-----------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                      MARKET VALUE

GOVERNMENT BONDS (FOREIGN)-1.8%
GOVERNMENT SECURITIES-1.8%
 CAD   3,535,000  Province of Quebec
                  6.50% 12/1/05 (CA)................................  $  2,414,353
                                                                      ------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$2,393,532)...................................................     2,414,353
                                                                      ------------

PRINCIPAL AMOUNT                                                      AMORTIZED COST

------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-6.5%
HEALTHCARE EQUIPMENT-1.5%
$      2,000,000  Becton Dickinson & Company
                  1.20% 1/2/03......................................   $  1,999,933
                                                                       ------------
SPECIAL PURPOSE ENTITY-5.0%
       6,600,000  Corporate Asset Funding Corporation
                  1.25% 1/2/03......................................      6,599,770
                                                                       ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$8,599,703).........................................      8,599,703
                                                                       ------------
TOTAL INVESTMENTS-104.0%
(TOTAL COST-$138,050,088)...........................................    138,344,226
OTHER ASSETS AND LIABILITIES-(4.0%).................................     (5,335,007)
                                                                       ------------
NET ASSETS-100.0%...................................................   $133,009,219
                                                                       ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................  $138,050,088
                                                    ------------
Investment securities, at market..................   138,344,226
Cash..............................................       161,741
Receivables:
  Capital shares sold.............................        69,223
  Dividends and interest..........................       693,037
Other assets......................................        53,485
                                                    ------------
    Total Assets..................................   139,321,712
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................       652,430
  Capital shares redeemed.........................     5,431,175
  Advisory fees...................................        78,430
  Shareholder servicing fees......................         7,672
  Accounting fees.................................         7,240
  Distribution fees...............................        11,305
  Custodian fees..................................         1,111
  Other...........................................       121,328
  Dividends.......................................         1,802
                                                    ------------
    Total Liabilities.............................     6,312,493
                                                    ------------
Net Assets........................................  $133,009,219
                                                    ============

Net Assets--Class A...............................  $  1,242,660
Shares Outstanding--Class A.......................       185,974
Net Asset Value, Redemption Price Per Share.......  $       6.68
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       7.09

Net Assets--Class B...............................  $  1,180,608
Shares Outstanding--Class B.......................       178,204
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       6.63

Net Assets--Class C...............................  $    247,679
Shares Outstanding--Class C.......................        37,865
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       6.54

Net Assets--Class F...............................  $130,313,689
Shares Outstanding--Class F.......................    19,487,645
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       6.69

Net Assets--Class R...............................  $     11,413
Shares Outstanding--Class R.......................         1,709
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       6.68

Net Assets--Class T...............................  $     13,170
Shares Outstanding--Class T.......................         1,915
Net Asset Value, Redemption Price Per Share.......  $       6.88
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       7.20

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................  $  1,088,228
  Interest........................................     3,991,996
  Foreign taxes withheld..........................        (6,485)
                                                    ------------
    Total Investment Income.......................     5,073,739
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................     1,359,938
  Shareholder servicing fees--Note 2..............        98,661
  Accounting fees--Note 2.........................        89,436
  Distribution fees--Note 2.......................       529,629
  Transfer agency fees--Note 2....................       615,208
  Registration fees--Note 2.......................        75,592
  Postage and mailing expenses....................        87,547
  Custodian fees and expenses--Note 2.............        16,597
  Printing expenses...............................        63,059
  Legal and audit fees............................        32,050
  Directors' fees and expenses....................        26,738
  Other expenses..................................        33,101
                                                    ------------
    Total Expenses................................     3,027,556
    Earnings Credits..............................        (7,002)
    Reimbursed/Waived Expenses....................        (5,167)
    Expense Offset to Broker Commissions..........          (500)
                                                    ------------
    Net Expenses..................................     3,014,887
                                                    ------------
  Net Investment Income...........................     2,058,852
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....   (35,890,296)
Net Realized Gain from Foreign Currency
Transactions......................................        16,297
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...    (8,107,493)
                                                    ------------
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions.....   (43,981,492)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $(41,922,640)
                                                    ============

Purchases of long-term securities.................  $223,837,258
Proceeds from sales of long-term securities.......  $323,002,326
Purchases of long-term U.S. Government
Obligations.......................................  $ 19,630,540
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $ 30,001,611

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED    YEAR ENDED
                                            12/31/02      12/31/01
                                          ------------  ------------
OPERATIONS
Net Investment Income...................  $  2,058,852  $  5,365,033
Net Realized (Loss) from Security
  Transactions..........................   (35,890,296)  (76,431,923)
Net Realized Gain from Foreign Currency
  Transactions..........................        16,297             0
Net Change in Unrealized
  Appreciation/Depreciation.............    (8,107,493)   19,499,357
                                          ------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (41,922,640)  (51,567,533)
                                          ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................        (7,719)      (11,477)
  Class B...............................          (558)       (7,242)
  Class C...............................             0        (1,480)
  Class F...............................    (2,156,959)   (5,329,311)
  Class R...............................             0           (10)
  Class T...............................             0          (206)
                                          ------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................    (2,165,236)   (5,349,726)
                                          ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                           YEAR ENDED     YEAR ENDED
                                            12/31/02       12/31/01
                                          -------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $     605,345  $   1,975,275
  Class B...............................        277,704        792,075
  Class C...............................        171,946        439,175
  Class F...............................     25,710,382    133,955,659
  Class R...............................         40,000         12,982
  Class T...............................          2,456        445,839
Reinvested dividends and distributions
  Class A...............................          7,280         10,941
  Class B...............................            461          5,959
  Class C...............................              0          1,240
  Class F...............................      2,097,722      5,247,924
  Class R...............................              0             10
  Class T...............................              0            135
                                          -------------  -------------
                                             28,913,296    142,887,214
Cost of shares redeemed
  Class A...............................       (307,637)    (1,344,327)
  Class B...............................       (306,716)      (189,723)
  Class C...............................       (323,197)       (76,260)
  Class F...............................   (151,138,318)  (338,182,387)
  Class R...............................        (39,706)             0
  Class T...............................       (221,569)      (221,409)
                                          -------------  -------------
                                           (152,337,143)  (340,014,106)
                                          -------------  -------------
Net (Decrease) from Capital Share
  Transactions..........................   (123,423,847)  (197,126,892)
                                          -------------  -------------
Net (Decrease) in Net Assets............   (167,511,723)  (254,044,151)

NET ASSETS
  Beginning of year.....................  $ 300,520,942  $ 554,565,093
                                          -------------  -------------
  End of year...........................  $ 133,009,219  $ 300,520,942
                                          =============  =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $ 342,887,379  $ 466,404,339
Accumulated undistributed net investment
  income................................              0         (3,027)
Accumulated undistributed net realized
  (loss) from security transactions.....   (210,173,710)  (174,283,413)
Unrealized appreciation on investments
  and foreign currency translation......        295,550      8,403,043
                                          -------------  -------------
    Total...............................  $ 133,009,219  $ 300,520,942
                                          =============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------
                                                2002        2001        2000
                                             ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year.........   $  8.18     $  9.24     $ 10.47
Income from investment operations:
    Net investment income..................      0.05        0.06        0.13
    Net (losses) on securities (both
      realized and unrealized).............     (1.51)      (1.03)      (1.18)
                                              -------     -------     -------
        Total from investment operations...     (1.46)      (0.97)      (1.05)
Less distributions:
    From net investment income.............     (0.04)      (0.09)      (0.16)
    From net realized gains................      0.00        0.00       (0.02)
                                              -------     -------     -------
        Total distributions................     (0.04)      (0.09)      (0.18)
Net Asset Value, end of year...............   $  6.68     $  8.18     $  9.24
                                              =======     =======     =======
Total Return/Ratios
    Total return*..........................    (17.85%)    (10.46%)    (10.21%)
    Net assets, end of period (000s).......   $ 1,243     $ 1,227     $   699
    Net expenses to average net assets#....      1.89%       1.87%       1.20%
    Gross expenses to average net
      assets#..............................      1.89%       1.87%       1.23%
    Net investment income to average net
      assets...............................      0.56%       0.51%       1.48%
    Portfolio turnover rate@...............       122%        111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------
                                                2002        2001        2000
                                             ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year.........   $  8.11     $  9.18     $ 10.47
Income from investment operations:
    Net investment income (loss)...........     (0.01)       0.01        0.10
    Net (losses) on securities (both
      realized and unrealized).............     (1.47)      (1.03)      (1.24)
                                              -------     -------     -------
        Total from investment operations...     (1.48)      (1.02)      (1.14)
Less distributions:
    From net investment income.............      0.00+      (0.05)      (0.13)
    From net realized gains................      0.00        0.00       (0.02)
                                              -------     -------     -------
        Total distributions................      0.00       (0.05)      (0.15)
Net Asset Value, end of year...............   $  6.63     $  8.11     $  9.18
                                              =======     =======     =======
Total Return/Ratios
    Total return*..........................    (18.21%)    (11.13%)    (11.06%)
    Net assets, end of period (000s).......   $ 1,181     $ 1,484     $ 1,008
    Net expenses to average net assets#....      2.54%       2.49%       1.93%
    Gross expenses to average net
      assets#..............................      2.54%       2.50%       1.96%
    Net investment income (loss) to average
      net assets...........................     (0.10%)     (0.13%)      0.71%
    Portfolio turnover rate@...............       122%        111%        126%

  + Distributions from net investment income for the year ended December 31, 2002 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                      YEAR ENDED DECEMBER 31,
                                               --------------------------------------
                                                  2002          2001          2000
                                               ----------    ----------    ----------
CLASS C SHARES
Net Asset Value, beginning of year.........     $  8.04       $  9.17       $ 10.47
Income from investment operations:
    Net investment income (loss)...........       (0.17)        (0.05)         0.10
    Net (losses) on securities (both
      realized and unrealized).............       (1.33)        (1.03)        (1.28)
                                                -------       -------       -------
        Total from investment operations...       (1.50)        (1.08)        (1.18)
Less distributions:
    From net investment income.............        0.00         (0.05)        (0.10)
    From net realized gains................        0.00          0.00         (0.02)
                                                -------       -------       -------
        Total distributions................        0.00         (0.05)        (0.12)
Net Asset Value, end of year...............     $  6.54       $  8.04       $  9.17
                                                =======       =======       =======
Total Return/Ratios
    Total return*..........................      (18.66%)      (11.80%)      (11.36%)
    Net assets, end of period (000s).......     $   248       $   496       $   174
    Net expenses to average net
      assets#, +...........................        3.48%         3.96%         1.86%
    Gross expenses to average net
      assets#, +...........................        3.48%         3.96%         1.88%
    Net investment income (loss) to average
      net assets+..........................       (1.05%)       (1.64%)        0.76%
    Portfolio turnover rate@...............         122%          111%          126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.24%. The net investment income (loss) ratio would have been (1.92%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------
                                                 2002        2001        2000         1999          1998
                                               --------    --------    --------    ----------    ----------
CLASS F SHARES
Net Asset Value, beginning of year.........    $   8.20    $   9.22    $  10.47    $    12.19    $    11.35
Income from investment operations:
    Net investment income..................        0.07        0.10        0.15          0.32          0.30
    Net gains (losses) on securities (both
      realized and unrealized).............       (1.50)      (1.02)      (1.23)        (0.61)         1.27
                                               --------    --------    --------    ----------    ----------
        Total from investment operations...       (1.43)      (0.92)      (1.08)        (0.29)         1.57
Less distributions:
    From net investment income.............       (0.08)      (0.10)      (0.15)        (0.32)        (0.30)
    From net realized gains................        0.00        0.00       (0.02)        (1.11)        (0.43)
                                               --------    --------    --------    ----------    ----------
        Total distributions................       (0.08)      (0.10)      (0.17)        (1.43)        (0.73)
Net Asset Value, end of year...............    $   6.69    $   8.20    $   9.22    $    10.47    $    12.19
                                               ========    ========    ========    ==========    ==========
Total Return/Ratios
    Total return...........................      (17.46%)     (9.94%)    (10.44%)       (2.22%)       13.96%
    Net assets, end of period (000s).......    $130,314    $297,068    $552,675    $1,055,825    $1,244,221
    Net expenses to average net assets#....        1.42%       1.22%       1.07%         0.97%         0.99%
    Gross expenses to average net
      assets#..............................        1.43%       1.23%       1.08%         0.98%         1.00%
    Net investment income to average net
      assets...............................        0.99%       1.20%       1.41%         2.64%         2.51%
    Portfolio turnover rate@...............         122%        111%        126%          218%          211%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                               -----------------------------
                                                2002       2001       2000
                                               -------    -------    -------
CLASS R SHARES
Net Asset Value, beginning of year.........    $  8.18    $  9.22    $ 10.47
Income from investment operations:
    Net investment income (loss)...........      (0.16)      0.09       0.18
    Net (losses) on securities (both
     realized and unrealized)..............      (1.34)     (1.02)     (1.23)
                                               -------    -------    -------
        Total from investment operations...      (1.50)     (0.93)     (1.05)
Less distributions:
    From net investment income.............       0.00      (0.11)     (0.18)
    From net realized gains................       0.00       0.00      (0.02)
                                               -------    -------    -------
        Total distributions................       0.00      (0.11)     (0.20)
Net Asset Value, end of year...............    $  6.68    $  8.18    $  9.22
                                               =======    =======    =======
Total Return/Ratios
    Total return...........................     (18.34%)   (10.09%)   (10.18%)
    Net assets, end of period (000s).......    $    11    $    14    $     1
    Net expenses to average net
     assets#, +............................       4.24%      3.07%      0.80%
    Gross expenses to average net
     assets#, +............................       4.24%      3.07%      0.81%
    Net investment income (loss) to average
     net assets+...........................      (1.77%)    (0.75%)     1.71%
    Portfolio turnover rate@...............        122%       111%       126%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 19.52% (2002) and 272.77% (2001). The gross expense ratios would have been 19.52% (2002) and 272.77% (2001). The net investment income (loss) ratios would have been (17.05%) (2002) and (270.45%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                               -----------------------------
                                                2002       2001       2000
                                               -------    -------    -------
CLASS T SHARES
Net Asset Value, beginning of year.........    $  8.17    $  9.21    $ 10.47
Income from investment operations:
    Net investment income (loss)...........      (0.37)      0.08       0.12
    Net (losses) on securities (both
      realized and unrealized).............      (0.92)     (1.04)     (1.22)
                                               -------    -------    -------
        Total from investment operations...      (1.29)     (0.96)     (1.10)
Less distributions:
    From net investment income.............       0.00      (0.08)     (0.14)
    From net realized gains................       0.00       0.00      (0.02)
                                               -------    -------    -------
        Total distributions................       0.00      (0.08)     (0.16)
Net Asset Value, end of year...............    $  6.88    $  8.17    $  9.21
                                               =======    =======    =======
Total Return/Ratios
    Total return*..........................     (15.79%)   (10.44%)   (10.67%)
    Net assets, end of period (000s).......    $    13    $   232    $     9
    Net expenses to average net
      assets#, +...........................       2.59%      3.36%      1.30%
    Gross expenses to average net
      assets#, +...........................       2.60%      3.36%      1.32%
    Net investment income (loss) to average
      net assets+..........................      (0.31%)    (1.12%)     1.22%
    Portfolio turnover rate@...............        122%       111%       126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 14.62% (2002) and 18.37% (2001). The gross expense ratios would have been 14.63% (2002) and 18.37% (2001). The net investment income (loss) ratios would have been (12.34%) (2002) and (16.13%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term debt securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002  (CONTINUED)

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $6,982 in sales commissions from the sale of Class A shares. DSC also retained $10,265 of contingent deferred sales charges relating to redemptions of Class B shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of the Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.30 to $13.13 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $4,663 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities. Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Fund for certain transfer

NOTES TO FINANCIAL STATEMENTS
December 31, 2002  (CONTINUED)
agency and printing expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2003, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2002, Class R and Class T were each reimbursed $925.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $4,341 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $426.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $3,313, $3,301, $927, and $49, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $9,902, $2,779, $516,899, and $49, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $3,219, $2,997, $2,637, $63,474, $1,556, and $1,709, respectively, for state registration fees. During the year ended December 31, 2002, Class R and Class T shares were reimbursed $1,473 and $1,418, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the

NOTES TO FINANCIAL STATEMENTS
December 31, 2002  (CONTINUED)
Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. The tax character of distributions was $2,165,236 of ordinary income and no long-term capital gain distributions. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $109,411                $(16,298)             $(93,113)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 through 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $          0
Accumulated Capital Losses..................................  $199,486,923
Post-October Capital Loss Deferral..........................  $  5,744,775
Post-October Currency Loss Deferral.........................  $          0
Federal Tax Cost............................................  $142,992,099
Unrealized Appreciation.....................................  $  7,429,424
Unrealized (Depreciation)...................................  $(12,077,297)
Net (Depreciation)..........................................  $ (4,647,873)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                YEAR              YEAR
                                               ENDED             ENDED
                                              12/31/02          12/31/01
                                          ----------------  ----------------
CLASS A
      Shares sold.......................            78,405           225,372
      Shares issued for dividends
        reinvested......................             1,046             1,353
      Shares redeemed...................           (43,543)         (152,284)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            35,908            74,441
CLASS B
      Shares sold.......................            38,811            95,723
      Shares issued for dividends
        reinvested......................                69               739
      Shares redeemed...................           (43,542)          (23,447)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................            (4,662)           73,015
CLASS C
      Shares sold.......................            24,035            51,359
      Shares issued for dividends
        reinvested......................                 0               154
      Shares redeemed...................           (47,882)           (8,734)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (23,847)           42,779
CLASS F
      Shares sold.......................         3,379,558        15,340,985
      Shares issued for dividends
        reinvested......................           288,655           644,426
      Shares redeemed...................       (20,429,796)      (39,691,711)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (16,761,583)      (23,706,300)
CLASS R
      Shares sold.......................             5,874             1,611
      Shares issued for dividends
        reinvested......................                 0                 1
      Shares redeemed...................            (5,874)                0
      NET INCREASE IN SHARES
        OUTSTANDING.....................                 0             1,612
CLASS T
      Shares sold.......................               365            54,120
      Shares issued for dividends
        reinvested......................                 0                16
      Shares redeemed...................           (26,771)          (26,817)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (26,406)           27,319

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   OTHER INFORMATION
    (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2002, 49.66% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

Dreyfus Founders Balanced Fund
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A Mellon Financial Company SM
2930 East Third Avenue
Denver, CO  80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2003

        (c) 2003 Founders Asset Management LLC, Broker-Dealer.

                                                                    A-646-BAL-02

        Dreyfus Founders
        Balanced Fund




        ANNUAL REPORT     December 31, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

Table of Contents


Management Overview                            3
Statement of Investments                      10
Statement of Assets and Liabilities           16
Statement of Operations                       18
Statements of Changes in Net Assets           19
Financial Highlights                          21
Notes to Financial Statements                 27
Report of Independent Accountants             34
Other Information                             35
Your Board Representatives                    36


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

     -  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

Management Overview

A discussion with portfolio manager John Jares, CFA, left, and assistant portfolio manager John Johnson, CFA.

How did the Fund perform relative to its benchmark in 2002?

The Dreyfus Founders Balanced Fund's fixed-income component helped cushion returns during the difficult equity market environment in 2002. As a result, the Fund posted a return that was competitive with its benchmark, the equity-only Standard & Poor's 500 Index, which dropped 22.10% for the year. (See pages 6 and 7 for the Fund's total returns and a description of the index.)

Describe the broad market factors during the period.

The large-cap, growth-oriented stocks in which the Fund's equity component invests had a challenging year. Early in the year, we believed that although technology-related firms were struggling, opportunities in many other areas appeared solid. By late summer, however, the U.S. economic environment was clearly deteriorating in the face of fears over a war with Iraq. We noted that the revenues, profits and share prices of companies in travel-related industries like air transportation and hotel accommodation were hard hit, as these geopolitical fears continued to constrain corporate spending. Together, the weak economy and heightened uncertainty over military conflict combined to push the major indexes lower by double-digit percentages for the year.

"In 2002, companies in the utilities sector did not perform well, nor did telecommunications-related issues. Fortunately, we had limited exposure to these areas."

Performance Highlights

- The weak economy and heightened uncertainty over military conflict combined to push the major indexes lower by double-digit percentages for the year.

- Despite solid returns from the Fund's fixed-income investments in 2002, the Fund underperformed the Lipper Balanced Fund Index.

- Technology-related holdings dampened returns in 2002, as did financial-oriented stocks.

In the midst of this negative investment environment, a few positives emerged for the economy and for the equity markets. Consumers sustained their spending throughout the year. The result of the Federal Reserve Board's 11 interest rate cuts in 2001 delivered an easy monetary policy in 2002. Its bias and action favored comparative steadiness in 2002, and showed the Fed's "wait and see" attitude. This underpinned consumer-friendly trends such as zero-percent financing on autos, mortgage refinancing, and rising home prices. The Fed delayed further action until November in an attempt to determine the extent of the results from its many stimulative efforts in 2001.

What management decisions had the most impact on results?

In the equity market, we saw growth-oriented issues suffer significantly in 2002. A continued unwinding of the 1990s' tech boom plagued the market for the third consecutive year, and although consumers were spending, the spending was selective.

In 2002, utilities-related companies performed poorly, as did telecommunications stocks. Our bottom-up research process found relatively few promising opportunities in these areas.

Relative to its benchmark, the Fund's information technology and financial-related stocks were the poorest performers. One such disappointment was Brocade Communications Systems, Inc., which makes storage network solutions products. The company's revenues received a boost post 9/11, as many U.S. and international companies were concerned about business continuance. Spending was sustained through mid-year but then halted abruptly as competitors like McData Corporation and Cisco Systems, Inc. announced plans for promising new storage network solution alternatives. Brocade pre-announced that it would not meet Street analysts' profit forecasts for the three months ending in October. This further dampened its share price.

Our stock picking among healthcare companies had a mixed effect on the Fund in 2002. Holdings in biotechnology company Amgen, Inc., and a position in specialty pharmaceutical manufacturer Forest Laboratories, Inc., were a boon to performance. We added Forest Labs to the portfolio mid-year and it was the Fund's top performer overall in 2002. The company is moving further into the branded market with Lexapro, its follow-up to Celexa, a successful blockbuster product that is expanding the market for depression treatments.

Meanwhile, the Fund lost significant ground from its holdings of Swiss-based Serono SA, which focuses on the niche markets of reproductive health, neurology, growth, and metabolism drugs. We had underestimated how economically sensitive Serono's products were, and the share price declined. We have liquidated the Fund's position in Serono.

The Fund's overweight exposure to consumer discretionary stocks was positive for returns. We demonstrated solid stock picking here, further aiding relative performance. One example was a company that landed among the Fund's top-performing holdings in 2002. Royal Caribbean Cruises Limited,

Largest Equity Holdings  (ticker symbol)
     1.  Forest Laboratories, Inc.  (FRX)        3.95%
     2.  3M Company  (MMM)                       2.93%
     3.  General Electric Company  (GE)          2.83%
     4.  Abbott Laboratories  (ABT)              2.81%
     5.  Boston Scientific Corporation  (BSX)    2.65%
     6.  Merck & Company, Inc.  (MRK)            2.47%
     7.  Pfizer, Inc.  (PFE)                     2.45%
     8.  Nordstrom, Inc.  (JWN)                  2.27%
     9.  Viacom, Inc. Class B  (VIA.B)           2.22%
    10.  Accenture Limited Class A ADR  (ACN)    2.22%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

the world's second largest cruise company, enjoyed favorable industry dynamics during the year, as the cruise line industry cut prices to stimulate demand following the terrorist attacks of 9/11. Consumers responded, while at the same time, Royal Caribbean cut costs significantly in order to widen margins. The Fund held this position at year-end, but we will be closely monitoring the competitive landscape early in the year-the season when customers book cruises-to get a clearer sense of the company's prospects.

Growth of $10,000 Investment

  Dreyfus Founders                                 Lipper Balanced
Growth Fund - Class F           S&P 500 Index        Fund Index

     $24,433                      $20,614             $15,929

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index. Further information related to Fund performance is contained elsewhere in this report.

How did the fixed-income portion of the Fund fare in 2002?

The investment environment in 2002 was more favorable for fixed-income investments than for other asset classes, such as equities. At year-end, the Fund held 40% of its assets in fixed-income securities. One of the Fund's top fixed-income performers was a Washington Mutual 8.25% corporate bond. The bond's longer-dated final maturity and the company's improving fundamentals-due to heavy refinancing and mortgage-origination activity in 2002-caused this bond to lead the pack. We saw similarly strong performance from Toyota Motor Credit 5.65% corporate bonds. This high-quality auto-related paper performed well in 2002 based on the company's strong sales and market share.

Average Annual Total Return as of 12/31/02

                                Inception       1          5             10            Since
                                  Date        Year       Years         Years         Inception
Class A Shares
   With sales charge (5.75%)    12/31/99     (22.58%)      --            --          (14.62%)
   Without sales charge         12/31/99     (17.85%)      --            --          (12.91%)

Class B Shares
   With redemption*             12/31/99     (21.48%)      --            --          (14.39%)
   Without redemption           12/31/99     (18.21%)      --            --          (13.53%)

Class C Shares
   With redemption**            12/31/99     (19.47%)      --            --          (14.01%)
   Without redemption           12/31/99     (18.66%)      --            --          (14.01%)

Class F Shares                   2/19/63     (17.46%)    (5.80%)        4.77           n/a

Class R Shares                  12/31/99     (18.34%)      --            --          (12.96%)

Class T Shares
   With sales charge (4.50%)    12/31/99     (19.53%)      --            --          (13.66%)
   Without sales charge         12/31/99     (15.79%)      --            --          (12.34%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Our holding of U.S. SBA Series 10-A 6.64% loan pool contributed to the Fund's returns in 2002, benefiting from their high-quality bias and from the comparatively slower prepayments when measured against residential mortgage pools.

Finally, a callable FHLB Bond 6.70% issue and Colgate Palmolive's 5.98% corporate bonds each contributed significantly to fixed-income performance in 2002.

Some challenges did arise, however. Although we liquidated the position during the first quarter of 2002, the Fund's holding in WorldCom 7.75% bonds was its poorest fixed-income performer for the year. Since we sold the issue early in the year, the Fund wasn't exposed to the majority of the bond's decline.



What is your outlook for 2003?

For 2003, we're optimistic about the investment opportunities that the larger-cap pharmaceuticals market may offer the equity portion of the Fund. Many companies have fewer drugs coming off patent in 2003, meaning they will retain valuable revenue streams. Our fundamental, bottom-up research indicates that current valuations are attractive, and that drug discovery pipelines have products that could launch in 2004.

Composition of Equity Assets

     24.13%  Consumer Discretionary
     20.56%  Healthcare
     15.55%  Information Technology
     11.54%  Financials
     10.87%  Industrials
      6.19%  Consumer Staples
      4.00%  Energy
      2.91%  Materials
      2.21%  Telecommunications Services
      2.04%  Utilities

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Coupled with reduced competition from generic drugs (the result of fewer patent expirations in 2003), we expect numerous investment opportunities to arise for the Fund in the pharmaceuticals sub sector.

In the bond portfolio, we aim to establish and maintain core holdings for long-term appreciation. The Fund's bond exposure is composed of investment-grade corporates, mortgage-backed securities and government bonds, with a focus on credit quality, sector allocation, yield curve exposure and liquidity.

Overall, we expect the U.S. economy to begin to recover. While the situation in Iraq is uncertain, we believe that short-term action would be positive for the stock market. However, we acknowledge that a long-term engagement could have the opposite effect, and will be monitoring the situation closely.

What strategy do you expect to employ?

As always, we will evaluate the Fund's investment opportunities one at a time. We continue to search out companies that we believe can grow at a faster clip than the market expects.

We would expect to normally maintain the Fund's equity allocation in the 60% range in 2003, depending on the attractiveness of equity investment opportunities and the asset weightings that prevail in the Fund's peer group.

Our fundamental, research-driven method includes extensive modeling of company financials and frequent interaction with company management. Using our disciplined strategies and processes, we believe the Fund is prepared for 2003's investing challenges.


/s/ John B. Jares       /s/ John Johnson

John B. Jares, CFA      John Johnson, CFA
Portfolio Manager       Assistant Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                MARKET VALUE

-----------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-57.3%
AIRLINES-0.8%
          92,202  Delta Air Lines, Inc..............................  $  1,115,644
                                                                      ------------
ALUMINUM-0.4%
          23,400  Alcoa, Inc........................................       533,052
                                                                      ------------
APPLICATION SOFTWARE-0.7%
          49,500  PeopleSoft, Inc.*.................................       905,850
                                                                      ------------
BANKS-1.8%
          13,200  Bank of America Corporation.......................       918,324
          31,100  Wells Fargo & Company.............................     1,457,657
                                                                      ------------
                                                                         2,375,981
                                                                      ------------
BIOTECHNOLOGY-1.2%
          20,400  Amgen, Inc.*......................................       986,136
          20,200  Genentech, Inc.*..................................       669,832
                                                                      ------------
                                                                         1,655,968
                                                                      ------------
BROADCASTING & CABLE TV-2.6%
          47,300  Clear Channel Communications, Inc.*...............     1,763,817
          77,800  Comcast Corporation Special Class A*..............     1,757,502
                                                                      ------------
                                                                         3,521,319
                                                                      ------------
CASINOS & GAMING-1.2%
          53,100  Mandalay Resort Group*............................     1,625,391
                                                                      ------------
COMPUTER & ELECTRONICS RETAIL-0.9%
          51,250  Best Buy Company, Inc.*...........................     1,237,688
                                                                      ------------
COMPUTER HARDWARE-0.9%
          26,000  Hewlett-Packard Company...........................       451,360
           9,100  International Business Machines Corporation.......       705,250
                                                                      ------------
                                                                         1,156,610
                                                                      ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                MARKET VALUE

-----------------------------------------------------------------------------------

CONSUMER FINANCE-1.0%
          68,550  MBNA Corporation..................................  $  1,303,821
                                                                      ------------
DEPARTMENT STORES-1.4%
          95,400  Nordstrom, Inc....................................     1,809,738
                                                                      ------------
DIVERSIFIED COMMERCIAL SERVICES-0.3%
          35,300  Cendant Corporation*..............................       369,944
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES-4.1%
          40,666  Citigroup, Inc....................................     1,431,037
           6,400  Freddie Mac.......................................       377,920
          16,700  Goldman Sachs Group, Inc..........................     1,137,270
          38,200  Morgan Stanley....................................     1,524,944
          78,825  Stilwell Financial, Inc...........................     1,030,243
                                                                      ------------
                                                                         5,501,414
                                                                      ------------
GAS UTILITIES-1.2%
          38,675  Kinder Morgan, Inc................................     1,634,792
                                                                      ------------
GENERAL MERCHANDISE STORES-1.3%
          34,600  Wal-Mart Stores, Inc..............................     1,747,646
                                                                      ------------
HEALTHCARE EQUIPMENT-1.6%
          49,600  Boston Scientific Corporation*....................     2,108,992
                                                                      ------------
HOME IMPROVEMENT RETAIL-0.5%
          19,100  Lowe's Companies, Inc.............................       716,250
                                                                      ------------
HOUSEHOLD PRODUCTS-1.6%
          23,600  Colgate-Palmolive Company.........................     1,237,348
           9,800  Procter & Gamble Company..........................       842,212
                                                                      ------------
                                                                         2,079,560
                                                                      ------------
INDUSTRIAL CONGLOMERATES-3.4%
          18,900  3M Company........................................     2,330,370
          92,400  General Electric Company..........................     2,249,940
                                                                      ------------
                                                                         4,580,310
                                                                      ------------
INDUSTRIAL GASES-0.7%
          15,500  Praxair, Inc......................................       895,435
                                                                      ------------
INDUSTRIAL MACHINERY-0.8%
          15,900  Illinois Tool Works, Inc..........................     1,031,274
                                                                      ------------
INTEGRATED TELECOMMUNICATION SERVICES-1.3%
          45,300  Verizon Communications, Inc.......................     1,755,375
                                                                      ------------
LEISURE FACILITIES-1.2%
          97,561  Royal Caribbean Cruises Limited...................     1,629,269
                                                                      ------------
LEISURE PRODUCTS-0.3%
          17,600  Mattel, Inc.......................................       337,040
                                                                      ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                MARKET VALUE

-----------------------------------------------------------------------------------

MANAGED HEALTHCARE-0.5%
          41,900  Caremark Rx, Inc.*................................  $    680,875
                                                                      ------------
MOTORCYCLE MANUFACTURERS-0.9%
          26,800  Harley-Davidson, Inc..............................     1,238,160
                                                                      ------------
MOVIES & ENTERTAINMENT-2.3%
          43,300  Viacom, Inc. Class B*.............................     1,764,908
          76,500  Walt Disney Company...............................     1,247,715
                                                                      ------------
                                                                         3,012,623
                                                                      ------------
NETWORKING EQUIPMENT-0.5%
          51,100  Cisco Systems, Inc.*..............................       669,410
                                                                      ------------
OIL & GAS DRILLING-0.4%
          15,100  Nabors Industries Limited*........................       532,577
                                                                      ------------
OIL & GAS EQUIPMENT & SERVICES-1.0%
          14,200  BJ Services Company*..............................       458,802
          27,900  Smith International, Inc.*........................       910,098
                                                                      ------------
                                                                         1,368,900
                                                                      ------------
OIL & GAS EXPLORATION & PRODUCTION-1.0%
          11,700  Anadarko Petroleum Corporation....................       560,430
          12,700  Apache Corporation................................       723,773
                                                                      ------------
                                                                         1,284,203
                                                                      ------------
PERSONAL PRODUCTS-1.0%
          50,000  Estee Lauder Companies, Inc. Class A..............     1,320,000
                                                                      ------------
PHARMACEUTICALS-8.2%
          55,900  Abbott Laboratories...............................     2,236,000
          32,000  Forest Laboratories, Inc.*........................     3,143,040
          29,400  Johnson & Johnson.................................     1,579,074
          34,700  Merck & Company, Inc..............................     1,964,367
          63,750  Pfizer, Inc.......................................     1,948,838
                                                                      ------------
                                                                        10,871,319
                                                                      ------------
RAILROADS-1.2%
          25,900  Union Pacific Corporation.........................     1,550,633
                                                                      ------------
SEMICONDUCTOR EQUIPMENT-0.8%
          20,700  KLA-Tencor Corporation*...........................       732,159
          13,300  Novellus Systems, Inc.*...........................       373,464
                                                                      ------------
                                                                         1,105,623
                                                                      ------------
SEMICONDUCTORS-1.2%
          87,700  Broadcom Corporation*.............................     1,320,762
          18,450  Intel Corporation.................................       287,267
                                                                      ------------
                                                                         1,608,029
                                                                      ------------
SOFT DRINKS-1.2%
          34,900  Coca-Cola Company.................................     1,529,318
                                                                      ------------


-----------------------------------------------------------------------------------
SHARES                                                                MARKET VALUE

SPECIALTY STORES-1.7%
          13,400  AutoZone, Inc.*...................................  $    946,710
          49,300  Office Depot, Inc.*...............................       727,668
          27,300  Tiffany & Company.................................       652,743
                                                                      ------------
                                                                         2,327,121
                                                                      ------------
STEEL-0.7%
          21,400  Nucor Corporation.................................       883,820
                                                                      ------------
SYSTEMS SOFTWARE-3.2%
          28,500  Adobe Systems, Inc................................       709,935
          34,100  Microsoft Corporation*............................     1,762,970
         161,600  Oracle Corporation*...............................     1,745,280
                                                                      ------------
                                                                         4,218,185
                                                                      ------------
TELECOMMUNICATIONS EQUIPMENT-0.3%
          10,800  QUALCOMM, Inc.*...................................       393,012
                                                                      ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$79,524,826)..................................................    76,222,171
                                                                      ------------
COMMON STOCKS (FOREIGN)-2.5%
IT CONSULTING & SERVICES-1.3%
          98,075  Accenture Limited Class A ADR (BD)*...............     1,764,369
                                                                      ------------
PHARMACEUTICALS-0.8%
          27,100  Teva Pharmaceutical Industries Limited Sponsored
                  ADR (IS)..........................................     1,046,331
                                                                      ------------
TELECOMMUNICATIONS EQUIPMENT-0.4%
          36,000  Nokia Oyj Sponsored ADR (FI)......................       558,000
                                                                      ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$3,297,290)...................................................     3,368,700
                                                                      ------------

PRINCIPAL AMOUNT                                                      MARKET VALUE

-----------------------------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-17.2%
AUTOMOBILE MANUFACTURERS-4.1%
$      5,000,000  Toyota Motor Credit Corporation Series MTN
                  5.65% 1/15/07.....................................  $  5,432,735
                                                                      ------------
BANKS-3.2%
       3,540,000  Washington Mutual, Inc.
                  8.25% 4/1/10......................................     4,216,151
                                                                      ------------
COMPUTER STORAGE & PERIPHERALS-0.8%
       1,000,000  Hewlett-Packard Company
                  7.15% 6/15/05.....................................     1,099,111
                                                                      ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

PRINCIPAL AMOUNT                                                      MARKET VALUE

-----------------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-2.4%
$      3,000,000  Target Corporation
                  5.95% 5/15/06.....................................  $  3,250,740
                                                                      ------------
HOUSEHOLD PRODUCTS-2.5%
       3,000,000  Colgate-Palmolive Company
                  5.98% 4/25/12.....................................     3,342,357
                                                                      ------------
MOVIES & ENTERTAINMENT-1.7%
       2,000,000  Viacom, Inc.
                  7.75% 6/1/05......................................     2,240,700
                                                                      ------------
PHARMACEUTICALS-2.5%
       3,000,000  Abbott Laboratories
                  5.625% 7/1/06.....................................     3,279,690
                                                                      ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$20,907,629)..................................................    22,861,484
                                                                      ------------
CORPORATE BONDS (FOREIGN)-2.3%
BANKS-2.3%
       3,000,000  Bank Nederlandse Gemeenten
                  4.05% 11/6/06 (NE)................................     3,079,500
                                                                      ------------
TOTAL CORPORATE BONDS (FOREIGN)
(COST-$3,103,665)...................................................     3,079,500
                                                                      ------------
U.S. GOVERNMENT SECURITIES-16.4%
AGENCY PASS THROUGH-3.9%
       4,735,392  U.S. Small Business Administration Series 10-A
                  6.64% 2/1/11......................................     5,229,374
                                                                      ------------
U.S. AGENCIES-9.3%
                  Federal Home Loan Bank:
       3,500,000  6.50% 11/15/05....................................     3,919,300
       3,000,000  6.70% 4/4/17 Callable 4/4/05......................     3,236,760
                  Federal Home Loan Mortgage Corporation:
       3,000,000  4.75% 10/11/12 Callable 10/11/05..................     3,030,630
       2,000,000  6.645% 3/10/04....................................     2,121,080
                                                                      ------------
                                                                        12,307,770
                                                                      ------------
U.S. TREASURY BONDS-1.9%
       2,500,000  U.S. Treasury Bond
                  4.00% 11/15/12....................................     2,535,350
                                                                      ------------
U.S. TREASURY NOTES-1.3%
       1,500,000  U.S. Treasury Note
                  6.875% 5/15/06....................................     1,725,821
                                                                      ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$20,223,443)..................................................    21,798,315
                                                                      ------------


-----------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                      MARKET VALUE

GOVERNMENT BONDS (FOREIGN)-1.8%
GOVERNMENT SECURITIES-1.8%
 CAD   3,535,000  Province of Quebec
                  6.50% 12/1/05 (CA)................................  $  2,414,353
                                                                      ------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$2,393,532)...................................................     2,414,353
                                                                      ------------

PRINCIPAL AMOUNT                                                      AMORTIZED COST

------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-6.5%
HEALTHCARE EQUIPMENT-1.5%
$      2,000,000  Becton Dickinson & Company
                  1.20% 1/2/03......................................   $  1,999,933
                                                                       ------------
SPECIAL PURPOSE ENTITY-5.0%
       6,600,000  Corporate Asset Funding Corporation
                  1.25% 1/2/03......................................      6,599,770
                                                                       ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$8,599,703).........................................      8,599,703
                                                                       ------------
TOTAL INVESTMENTS-104.0%
(TOTAL COST-$138,050,088)...........................................    138,344,226
OTHER ASSETS AND LIABILITIES-(4.0%).................................     (5,335,007)
                                                                       ------------
NET ASSETS-100.0%...................................................   $133,009,219
                                                                       ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................  $138,050,088
                                                    ------------
Investment securities, at market..................   138,344,226
Cash..............................................       161,741
Receivables:
  Capital shares sold.............................        69,223
  Dividends and interest..........................       693,037
Other assets......................................        53,485
                                                    ------------
    Total Assets..................................   139,321,712
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................       652,430
  Capital shares redeemed.........................     5,431,175
  Advisory fees...................................        78,430
  Shareholder servicing fees......................         7,672
  Accounting fees.................................         7,240
  Distribution fees...............................        11,305
  Custodian fees..................................         1,111
  Other...........................................       121,328
  Dividends.......................................         1,802
                                                    ------------
    Total Liabilities.............................     6,312,493
                                                    ------------
Net Assets........................................  $133,009,219
                                                    ============

Net Assets--Class A...............................  $  1,242,660
Shares Outstanding--Class A.......................       185,974
Net Asset Value, Redemption Price Per Share.......  $       6.68
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       7.09

Net Assets--Class B...............................  $  1,180,608
Shares Outstanding--Class B.......................       178,204
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       6.63

Net Assets--Class C...............................  $    247,679
Shares Outstanding--Class C.......................        37,865
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       6.54

Net Assets--Class F...............................  $130,313,689
Shares Outstanding--Class F.......................    19,487,645
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       6.69

Net Assets--Class R...............................  $     11,413
Shares Outstanding--Class R.......................         1,709
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       6.68

Net Assets--Class T...............................  $     13,170
Shares Outstanding--Class T.......................         1,915
Net Asset Value, Redemption Price Per Share.......  $       6.88
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       7.20

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................  $  1,088,228
  Interest........................................     3,991,996
  Foreign taxes withheld..........................        (6,485)
                                                    ------------
    Total Investment Income.......................     5,073,739
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................     1,359,938
  Shareholder servicing fees--Note 2..............        98,661
  Accounting fees--Note 2.........................        89,436
  Distribution fees--Note 2.......................       529,629
  Transfer agency fees--Note 2....................       615,208
  Registration fees--Note 2.......................        75,592
  Postage and mailing expenses....................        87,547
  Custodian fees and expenses--Note 2.............        16,597
  Printing expenses...............................        63,059
  Legal and audit fees............................        32,050
  Directors' fees and expenses....................        26,738
  Other expenses..................................        33,101
                                                    ------------
    Total Expenses................................     3,027,556
    Earnings Credits..............................        (7,002)
    Reimbursed/Waived Expenses....................        (5,167)
    Expense Offset to Broker Commissions..........          (500)
                                                    ------------
    Net Expenses..................................     3,014,887
                                                    ------------
  Net Investment Income...........................     2,058,852
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....   (35,890,296)
Net Realized Gain from Foreign Currency
Transactions......................................        16,297
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...    (8,107,493)
                                                    ------------
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions.....   (43,981,492)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $(41,922,640)
                                                    ============

Purchases of long-term securities.................  $223,837,258
Proceeds from sales of long-term securities.......  $323,002,326
Purchases of long-term U.S. Government
Obligations.......................................  $ 19,630,540
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $ 30,001,611

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED    YEAR ENDED
                                            12/31/02      12/31/01
                                          ------------  ------------
OPERATIONS
Net Investment Income...................  $  2,058,852  $  5,365,033
Net Realized (Loss) from Security
  Transactions..........................   (35,890,296)  (76,431,923)
Net Realized Gain from Foreign Currency
  Transactions..........................        16,297             0
Net Change in Unrealized
  Appreciation/Depreciation.............    (8,107,493)   19,499,357
                                          ------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (41,922,640)  (51,567,533)
                                          ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................        (7,719)      (11,477)
  Class B...............................          (558)       (7,242)
  Class C...............................             0        (1,480)
  Class F...............................    (2,156,959)   (5,329,311)
  Class R...............................             0           (10)
  Class T...............................             0          (206)
                                          ------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................    (2,165,236)   (5,349,726)
                                          ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                           YEAR ENDED     YEAR ENDED
                                            12/31/02       12/31/01
                                          -------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $     605,345  $   1,975,275
  Class B...............................        277,704        792,075
  Class C...............................        171,946        439,175
  Class F...............................     25,710,382    133,955,659
  Class R...............................         40,000         12,982
  Class T...............................          2,456        445,839
Reinvested dividends and distributions
  Class A...............................          7,280         10,941
  Class B...............................            461          5,959
  Class C...............................              0          1,240
  Class F...............................      2,097,722      5,247,924
  Class R...............................              0             10
  Class T...............................              0            135
                                          -------------  -------------
                                             28,913,296    142,887,214
Cost of shares redeemed
  Class A...............................       (307,637)    (1,344,327)
  Class B...............................       (306,716)      (189,723)
  Class C...............................       (323,197)       (76,260)
  Class F...............................   (151,138,318)  (338,182,387)
  Class R...............................        (39,706)             0
  Class T...............................       (221,569)      (221,409)
                                          -------------  -------------
                                           (152,337,143)  (340,014,106)
                                          -------------  -------------
Net (Decrease) from Capital Share
  Transactions..........................   (123,423,847)  (197,126,892)
                                          -------------  -------------
Net (Decrease) in Net Assets............   (167,511,723)  (254,044,151)

NET ASSETS
  Beginning of year.....................  $ 300,520,942  $ 554,565,093
                                          -------------  -------------
  End of year...........................  $ 133,009,219  $ 300,520,942
                                          =============  =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $ 342,887,379  $ 466,404,339
Accumulated undistributed net investment
  income................................              0         (3,027)
Accumulated undistributed net realized
  (loss) from security transactions.....   (210,173,710)  (174,283,413)
Unrealized appreciation on investments
  and foreign currency translation......        295,550      8,403,043
                                          -------------  -------------
    Total...............................  $ 133,009,219  $ 300,520,942
                                          =============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------
                                                2002        2001        2000
                                             ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year.........   $  8.18     $  9.24     $ 10.47
Income from investment operations:
    Net investment income..................      0.05        0.06        0.13
    Net (losses) on securities (both
      realized and unrealized).............     (1.51)      (1.03)      (1.18)
                                              -------     -------     -------
        Total from investment operations...     (1.46)      (0.97)      (1.05)
Less distributions:
    From net investment income.............     (0.04)      (0.09)      (0.16)
    From net realized gains................      0.00        0.00       (0.02)
                                              -------     -------     -------
        Total distributions................     (0.04)      (0.09)      (0.18)
Net Asset Value, end of year...............   $  6.68     $  8.18     $  9.24
                                              =======     =======     =======
Total Return/Ratios
    Total return*..........................    (17.85%)    (10.46%)    (10.21%)
    Net assets, end of period (000s).......   $ 1,243     $ 1,227     $   699
    Net expenses to average net assets#....      1.89%       1.87%       1.20%
    Gross expenses to average net
      assets#..............................      1.89%       1.87%       1.23%
    Net investment income to average net
      assets...............................      0.56%       0.51%       1.48%
    Portfolio turnover rate@...............       122%        111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                             ----------------------------------
                                                2002        2001        2000
                                             ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year.........   $  8.11     $  9.18     $ 10.47
Income from investment operations:
    Net investment income (loss)...........     (0.01)       0.01        0.10
    Net (losses) on securities (both
      realized and unrealized).............     (1.47)      (1.03)      (1.24)
                                              -------     -------     -------
        Total from investment operations...     (1.48)      (1.02)      (1.14)
Less distributions:
    From net investment income.............      0.00+      (0.05)      (0.13)
    From net realized gains................      0.00        0.00       (0.02)
                                              -------     -------     -------
        Total distributions................      0.00       (0.05)      (0.15)
Net Asset Value, end of year...............   $  6.63     $  8.11     $  9.18
                                              =======     =======     =======
Total Return/Ratios
    Total return*..........................    (18.21%)    (11.13%)    (11.06%)
    Net assets, end of period (000s).......   $ 1,181     $ 1,484     $ 1,008
    Net expenses to average net assets#....      2.54%       2.49%       1.93%
    Gross expenses to average net
      assets#..............................      2.54%       2.50%       1.96%
    Net investment income (loss) to average
      net assets...........................     (0.10%)     (0.13%)      0.71%
    Portfolio turnover rate@...............       122%        111%        126%

  + Distributions from net investment income for the year ended December 31, 2002 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                      YEAR ENDED DECEMBER 31,
                                               --------------------------------------
                                                  2002          2001          2000
                                               ----------    ----------    ----------
CLASS C SHARES
Net Asset Value, beginning of year.........     $  8.04       $  9.17       $ 10.47
Income from investment operations:
    Net investment income (loss)...........       (0.17)        (0.05)         0.10
    Net (losses) on securities (both
      realized and unrealized).............       (1.33)        (1.03)        (1.28)
                                                -------       -------       -------
        Total from investment operations...       (1.50)        (1.08)        (1.18)
Less distributions:
    From net investment income.............        0.00         (0.05)        (0.10)
    From net realized gains................        0.00          0.00         (0.02)
                                                -------       -------       -------
        Total distributions................        0.00         (0.05)        (0.12)
Net Asset Value, end of year...............     $  6.54       $  8.04       $  9.17
                                                =======       =======       =======
Total Return/Ratios
    Total return*..........................      (18.66%)      (11.80%)      (11.36%)
    Net assets, end of period (000s).......     $   248       $   496       $   174
    Net expenses to average net
      assets#, +...........................        3.48%         3.96%         1.86%
    Gross expenses to average net
      assets#, +...........................        3.48%         3.96%         1.88%
    Net investment income (loss) to average
      net assets+..........................       (1.05%)       (1.64%)        0.76%
    Portfolio turnover rate@...............         122%          111%          126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.24%. The net investment income (loss) ratio would have been (1.92%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------
                                                 2002        2001        2000         1999          1998
                                               --------    --------    --------    ----------    ----------
CLASS F SHARES
Net Asset Value, beginning of year.........    $   8.20    $   9.22    $  10.47    $    12.19    $    11.35
Income from investment operations:
    Net investment income..................        0.07        0.10        0.15          0.32          0.30
    Net gains (losses) on securities (both
      realized and unrealized).............       (1.50)      (1.02)      (1.23)        (0.61)         1.27
                                               --------    --------    --------    ----------    ----------
        Total from investment operations...       (1.43)      (0.92)      (1.08)        (0.29)         1.57
Less distributions:
    From net investment income.............       (0.08)      (0.10)      (0.15)        (0.32)        (0.30)
    From net realized gains................        0.00        0.00       (0.02)        (1.11)        (0.43)
                                               --------    --------    --------    ----------    ----------
        Total distributions................       (0.08)      (0.10)      (0.17)        (1.43)        (0.73)
Net Asset Value, end of year...............    $   6.69    $   8.20    $   9.22    $    10.47    $    12.19
                                               ========    ========    ========    ==========    ==========
Total Return/Ratios
    Total return...........................      (17.46%)     (9.94%)    (10.44%)       (2.22%)       13.96%
    Net assets, end of period (000s).......    $130,314    $297,068    $552,675    $1,055,825    $1,244,221
    Net expenses to average net assets#....        1.42%       1.22%       1.07%         0.97%         0.99%
    Gross expenses to average net
      assets#..............................        1.43%       1.23%       1.08%         0.98%         1.00%
    Net investment income to average net
      assets...............................        0.99%       1.20%       1.41%         2.64%         2.51%
    Portfolio turnover rate@...............         122%        111%        126%          218%          211%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                               -----------------------------
                                                2002       2001       2000
                                               -------    -------    -------
CLASS R SHARES
Net Asset Value, beginning of year.........    $  8.18    $  9.22    $ 10.47
Income from investment operations:
    Net investment income (loss)...........      (0.16)      0.09       0.18
    Net (losses) on securities (both
     realized and unrealized)..............      (1.34)     (1.02)     (1.23)
                                               -------    -------    -------
        Total from investment operations...      (1.50)     (0.93)     (1.05)
Less distributions:
    From net investment income.............       0.00      (0.11)     (0.18)
    From net realized gains................       0.00       0.00      (0.02)
                                               -------    -------    -------
        Total distributions................       0.00      (0.11)     (0.20)
Net Asset Value, end of year...............    $  6.68    $  8.18    $  9.22
                                               =======    =======    =======
Total Return/Ratios
    Total return...........................     (18.34%)   (10.09%)   (10.18%)
    Net assets, end of period (000s).......    $    11    $    14    $     1
    Net expenses to average net
     assets#, +............................       4.24%      3.07%      0.80%
    Gross expenses to average net
     assets#, +............................       4.24%      3.07%      0.81%
    Net investment income (loss) to average
     net assets+...........................      (1.77%)    (0.75%)     1.71%
    Portfolio turnover rate@...............        122%       111%       126%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 19.52% (2002) and 272.77% (2001). The gross expense ratios would have been 19.52% (2002) and 272.77% (2001). The net investment income (loss) ratios would have been (17.05%) (2002) and (270.45%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                               -----------------------------
                                                2002       2001       2000
                                               -------    -------    -------
CLASS T SHARES
Net Asset Value, beginning of year.........    $  8.17    $  9.21    $ 10.47
Income from investment operations:
    Net investment income (loss)...........      (0.37)      0.08       0.12
    Net (losses) on securities (both
      realized and unrealized).............      (0.92)     (1.04)     (1.22)
                                               -------    -------    -------
        Total from investment operations...      (1.29)     (0.96)     (1.10)
Less distributions:
    From net investment income.............       0.00      (0.08)     (0.14)
    From net realized gains................       0.00       0.00      (0.02)
                                               -------    -------    -------
        Total distributions................       0.00      (0.08)     (0.16)
Net Asset Value, end of year...............    $  6.88    $  8.17    $  9.21
                                               =======    =======    =======
Total Return/Ratios
    Total return*..........................     (15.79%)   (10.44%)   (10.67%)
    Net assets, end of period (000s).......    $    13    $   232    $     9
    Net expenses to average net
      assets#, +...........................       2.59%      3.36%      1.30%
    Gross expenses to average net
      assets#, +...........................       2.60%      3.36%      1.32%
    Net investment income (loss) to average
      net assets+..........................      (0.31%)    (1.12%)     1.22%
    Portfolio turnover rate@...............        122%       111%       126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 14.62% (2002) and 18.37% (2001). The gross expense ratios would have been 14.63% (2002) and 18.37% (2001). The net investment income (loss) ratios would have been (12.34%) (2002) and (16.13%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term debt securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002  (CONTINUED)

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $6,982 in sales commissions from the sale of Class A shares. DSC also retained $10,265 of contingent deferred sales charges relating to redemptions of Class B shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of the Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.30 to $13.13 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $4,663 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities. Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Fund for certain transfer

NOTES TO FINANCIAL STATEMENTS
December 31, 2002  (CONTINUED)
agency and printing expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2003, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2002, Class R and Class T were each reimbursed $925.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $4,341 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $426.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $3,313, $3,301, $927, and $49, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $9,902, $2,779, $516,899, and $49, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $3,219, $2,997, $2,637, $63,474, $1,556, and $1,709, respectively, for state registration fees. During the year ended December 31, 2002, Class R and Class T shares were reimbursed $1,473 and $1,418, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the

NOTES TO FINANCIAL STATEMENTS
December 31, 2002  (CONTINUED)
Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. The tax character of distributions was $2,165,236 of ordinary income and no long-term capital gain distributions. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $109,411                $(16,298)             $(93,113)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 through 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $          0
Accumulated Capital Losses..................................  $199,486,923
Post-October Capital Loss Deferral..........................  $  5,744,775
Post-October Currency Loss Deferral.........................  $          0
Federal Tax Cost............................................  $142,992,099
Unrealized Appreciation.....................................  $  7,429,424
Unrealized (Depreciation)...................................  $(12,077,297)
Net (Depreciation)..........................................  $ (4,647,873)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                YEAR              YEAR
                                               ENDED             ENDED
                                              12/31/02          12/31/01
                                          ----------------  ----------------
CLASS A
      Shares sold.......................            78,405           225,372
      Shares issued for dividends
        reinvested......................             1,046             1,353
      Shares redeemed...................           (43,543)         (152,284)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            35,908            74,441
CLASS B
      Shares sold.......................            38,811            95,723
      Shares issued for dividends
        reinvested......................                69               739
      Shares redeemed...................           (43,542)          (23,447)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................            (4,662)           73,015
CLASS C
      Shares sold.......................            24,035            51,359
      Shares issued for dividends
        reinvested......................                 0               154
      Shares redeemed...................           (47,882)           (8,734)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (23,847)           42,779
CLASS F
      Shares sold.......................         3,379,558        15,340,985
      Shares issued for dividends
        reinvested......................           288,655           644,426
      Shares redeemed...................       (20,429,796)      (39,691,711)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (16,761,583)      (23,706,300)
CLASS R
      Shares sold.......................             5,874             1,611
      Shares issued for dividends
        reinvested......................                 0                 1
      Shares redeemed...................            (5,874)                0
      NET INCREASE IN SHARES
        OUTSTANDING.....................                 0             1,612
CLASS T
      Shares sold.......................               365            54,120
      Shares issued for dividends
        reinvested......................                 0                16
      Shares redeemed...................           (26,771)          (26,817)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (26,406)           27,319

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   OTHER INFORMATION
    (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2002, 49.66% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                        For More Information


                                DREYFUS FOUNDERS
                                BALANCED FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2003 Dreyfus Service Corporation                            086AR1202

Annual Report

Dreyfus Founders
Discovery Fund
Investment Update
December 31, 2002

Discovery Fund is closed to new investors. Please see the prospectus for additional information.

                              Dreyfus Founders (R)
                             The Growth Specialists

Table of Contents

Management Overview                                                        3
Statement of Investments                                                  10
Statement of Assets and Liabilities                                       16
Statement of Operations                                                   18
Statements of Changes in Net Assets                                       19
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Accountants                                         35
Your Board Representatives                                                36

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Management Overview

A discussion with portfolio manager
Robert Ammann, CFA

How did the Fund perform relative to its benchmark in 2002?

2002 proved challenging. A weak economic environment combined with concern over a double-dip recession, geopolitical risks and the ongoing threat of terrorism, corporate malfeasance and accounting shenanigans, and weak corporate earnings all took a toll on equity returns in 2002.

For the year, the Dreyfus Founders Discovery Fund underperformed its small-cap growth benchmark, the Russell 2000 Growth Index, and the broader Russell 2000 Index. (See pages 6 and 7 for the Fund's total returns and for index descriptions.)

What were the dynamics of small-cap performance in 2002?

The share prices of small-cap growth stocks were hard hit during the year, particularly relative to more defensive value-oriented stocks. However, a closer look at performance over the year reveals what we felt were encouraging signs. Beginning in July, we saw small-cap growth and small-cap value suffer large, but similar, declines in a very weak month. September delivered similar market action.

This type of share price behavior-when historically defensive small-cap value stocks fall in-line with small-cap growth issues-was noteworthy, and we took it as an indication that the cycle of small-cap growth stock underperformance vs. small-cap value could be shifting. Indeed, from the equity markets' lows in early October through year-end, we saw small-cap growth perform well relative to small-cap value.

"We believe the companies that survive in many sectors, such as technology, have the potential to become the new industry leaders and to capture larger market share."

Performance Highlights

- The Dreyfus Founders Discovery Fund underperformed its small-cap growth benchmark, the Russell 2000 Growth Index, during the year.

- Poor performance among the Fund's technology-related holdings, a relative underweight position in stronger-performing financials sector, and stock-specific disappointments hindered returns.

- Following the equity markets' lows in early October, we saw small-cap growth stocks perform well relative to their value-oriented counterparts through the end of 2002.

- We are hopeful that a continued U.S. economic recovery may create better prospects for many of the companies we analyze.

While we continue to believe that the U.S. is in an economic recovery, this rebound is clearly proving anemic. In the autumn and winter, we saw what appeared to be a weak capital spending recovery and signs that U.S. consumers had spent cautiously during the 2002 holiday season.

Nonetheless, we have begun to believe that merely modest sales recoveries could deliver strong earnings growth in 2003, given the aggressive cost controls many companies enacted in 2002's weaker business environment.

What hindered relative performance during the year?

The Fund's relative underperformance stemmed from three factors.
First, and most significant, was the Fund's technology holdings. The other two factors were the Fund's relative underweight position among stronger-performing financials companies, and stock-specific disappointments.

During 2002, we saw many companies "batten down the hatches" on non-critical capital spending. Among the hardest hit were information technology (IT) expenditures. The Fund maintained a meaningful underweight exposure to this sector throughout 2002, as we remained mindful of spending cuts. However, our decision to underweight the Fund in this area was more than offset by poor performance from the technology positions the Fund did maintain.

The Fund's holdings in the semiconductor and communications equipment industries suffered the most. One example was Microtune, Inc., a tuner chip supplier to various technology products such as cable modems. As 2002 began, the company bucked the sector's downtrend, posting strong growth only to see a dramatic slowing as the year progressed, hurting its share price.

Several long-time Fund holdings in the communication equipment area-such as Remec and Stratex Networks, Inc.-also suffered sharp declines in 2002 as their customers' spending evaporated. As of year-end, the Fund had liquidated its holding of Remec but had maintained a position in Stratex Networks, where business appeared to have stabilized.

Among sectors in the Russell 2000 Growth Index, only the financials sector posted a positive return in 2002. Relative to the benchmark, the Fund held a significant underweighting in this sector throughout the year, so missed out on the gains produced by these companies. From an investment perspective, many financial-related stocks that we researched failed to meet the Fund's growth criteria or did not offer sufficient liquidity. A larger factor in the underweight decision was our belief that the U.S. interest-rate easing cycle was nearing an end, following the aggressive Federal Reserve Board actions of 2001. Interest rates, however, declined more than we'd expected, resulting in strong performance for this sector during most of 2002.


Largest Equity Holdings  (ticker symbol)
      1.   Accredo Health, Inc.  (ACDO)                                  2.68%
      2.   Ruby Tuesday, Inc.  (RI)                                      2.29%
      3.   Corinthian Colleges, Inc.  (COCO)                             2.23%
      4.   Community Health Systems, Inc.  (CYH)                         2.22%
      5.   Jacobs Engineering Group, Inc.  (JEC)                         2.21%
      6.   Stericycle, Inc.  (SRCL)                                      1.79%
      7.   Omnicare, Inc.  (OCR)                                         1.69%
      8.   Alloy, Inc.  (ALOY)                                           1.67%
      9.   Waste Connections  (WCN)                                      1.62%
     10.   National-Oilwell, Inc.  (NOI)                                 1.59%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

A variety of stock-specific disappointments dampened the Fund's 2002 performance. Among the most significant was Insight Enterprises, Inc., a PC direct marketing company that focuses on small- to mid-sized business customers. In an effort to establish a stronger presence in Europe, Insight completed the acquisition of U.K.-based Action PLC. After a very successful quarter immediately following the acquisition, numerous integration issues emerged and led to a dramatic earnings shortfall.

The Fund suffered an additional disappointment in First Horizon Pharmaceuticals. The share price fell sharply after management released downward earnings guidance, and when investors became concerned about new competition.

Growth of $10,000 Investment

     Dreyfus Founders Discovery        Russell 2000         Russell 2000
          Fund-Class F                    Index             Growth Index
             $20,421                     $19,958              $12,957

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

         The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Fund's performance will no longer be compared to the Russell 2000 Index, as the other index better reflects the Fund's overall investment strategy. For your information, we have included the index in this report. Further information related to Fund performance is contained elsewhere in this report.

What helped the Fund's relative performance during 2002?

While the Fund saw solid performance across many industrial-related holdings, some of the strongest returns came from stocks that historically have not been economically sensitive, such as education-related companies. The Fund benefited from holdings of Corinthian Colleges, Inc., Strayer Education, Inc., Career Education Corporation, and ITT Educational Services. Each company successfully translated strong student enrollment growth into strong earnings growth.

Average Annual Total Return as of 12/31/02

                                 Inception       1            5       10         Since
                                   Date        Year         Years    Years     Inception
Class A Shares
    With sales charge (5.75%)     12/31/99     (36.87%)       --       --       (21.89%)
    Without sales charge          12/31/99     (33.02%)       --       --       (20.33%)
Class B Shares
    With redemption*              12/31/99     (36.30%)       --       --       (21.74%)
    Without redemption            12/31/99     (33.64%)       --       --       (21.00%)
Class C Shares
    With redemption**             12/31/99     (34.35%)       --       --       (21.00%)
    Without redemption            12/31/99     (33.69%)       --       --       (21.00%)
Class F Shares                    12/31/89     (33.08%)      2.32%    7.40%      11.92%
Class R Shares                    12/31/99     (32.86%)       --       --       (20.14%)
Class T Shares
    With sales charge (4.50%)     12/31/99     (36.46%)       --       --       (21.95%)
    Without sales charge          12/31/99     (33.46%)       --       --       (20.74%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund also saw strong returns in more economically sensitive holdings, namely transportation stocks like truckload carrier Werner Enterprises, Inc., and Yellow Corporation, a less-than-truckload carrier. Both benefited from an improving economy and a more favorable competitive environment.

Accredo Health, Inc., which provides contract pharmacy services, aided performance most during the year. Accredo's highly differentiated service offering has proved valuable both to drug company partners and to patients.

The Fund avoided many names in the biotechnology industry, a poor performing sub sector of healthcare in 2002. Our investment discipline-which has consistently led us away from taking large positions in "concept stocks"-proved to benefit returns.

The Fund maintained an above-normal average cash position throughout most of the year. Our bottom-up research approach resulted in a cash build-up, as we sold stocks from the Fund when we had concerns about company fundamentals. Although it is our goal to remain more fully invested (which we define as holding 5% to 10% of the Fund's assets in cash), this larger cash position helped 2002 performance.

Even within sectors that performed poorly overall, the Fund held standout stocks that positively impacted 2002 returns. The share price of Hotels.com, a consolidator and reseller of excess hotel room inventory, rose as its business model proved successful. The company resold rooms at

Portfolio Composition

     23.58%  Consumer Discretionary
     21.59%  Industrials
     20.35%  Healthcare
     17.72%  Information Technology
      2.69%  Financials
      2.51%  Materials
      2.21%  Energy
      1.40%  Consumer Staples
      7.95%  Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

attractive rates through marketing efforts and strong affiliate marketing relationships. We also employed our strict valuation discipline to most effectively trade this and other holdings for the Fund.

Finally, the Fund logged strong performance from Rent-a-Center, Inc., the leading rent-to-own operator in the U.S. The company demonstrated strong earnings growth and, consequently, solid stock price gains. Two factors drove this phenomenon: consistently improving sales trends in the company's store base, and a demonstrated improvement in cost management.

What is your outlook for 2003, and what strategy do you expect to employ?

During the fourth quarter of 2002, we worked to reduce the Fund's cash position from the relatively high levels it had carried. We hope that a continued U.S. economic recovery may create better prospects for many of the companies in our investment universe, which would allow us to put this cash to work in 2003.

We continue to expect that modest improvements in corporate spending could have a meaningful impact on earnings growth for many companies that have effectively managed costs in 2001-02. From an investment point of view, we feel that a sharp, protracted downturn-such as we have seen over the last few years-often masks changes in the competitive landscape for many companies. Investors and companies alike have difficulty distinguishing between the effects of general market softness vs. losing market share.

With this concept in mind, we believe the companies that survive in many sectors-technology, for instance-have the potential to become the new industry leaders and to capture market share. In 2003, we will diligently attempt to identify companies that lead their industries and that have the potential to deliver strong earnings growth over time.

/s/ Robert Ammann

Robert Ammann, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-89.0%
  AEROSPACE & DEFENSE-0.8%
       86,465  Alliant Techsystems, Inc.*..............  $  5,391,093
                                                         ------------
  AIR FREIGHT & LOGISTICS-1.7%
      122,625  J.B. Hunt Transport Services, Inc.*.....     3,592,913
      529,095  Pacer International, Inc.*..............     7,036,964
                                                         ------------
                                                           10,629,877
                                                         ------------
  AIRLINES-0.7%
      364,300  Atlantic Coast Airlines
               Holdings, Inc.*.........................     4,382,529
                                                         ------------
  APPAREL RETAIL-0.6%
      208,125  Genesco, Inc.*..........................     3,877,369
                                                         ------------
  APPAREL, ACCESSORIES & LUXURY GOODS-0.6%
       86,245  Columbia Sportswear Company*............     3,831,003
                                                         ------------
  APPLICATION SOFTWARE-5.8%
      272,090  Activision, Inc.*.......................     3,969,793
      475,455  Documentum, Inc.*.......................     7,445,625
      753,575  J.D. Edwards & Company*.................     8,500,326
      268,150  Mercury Interactive Corporation*........     7,950,648
      453,130  NetIQ Corporation*......................     5,596,149
      577,110  Secure Computing Corporation*...........     3,699,275
                                                         ------------
                                                           37,161,816
                                                         ------------
  BANKS-0.7%
      150,240  Southwest Bancorporation of
               Texas, Inc.*............................     4,328,414
                                                         ------------
  BIOTECHNOLOGY-1.8%
      110,955  Cephalon, Inc.*.........................     5,399,958
       99,675  Myriad Genetics, Inc.*..................     1,455,255
       50,475  Scios, Inc.*............................     1,644,476
       67,625  Trimeris, Inc.*.........................     2,913,961
                                                         ------------
                                                           11,413,650
                                                         ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  BROADCASTING & CABLE TV-1.4%
      602,975  Radio One, Inc. Class D*................  $  8,700,929
                                                         ------------
  CASINOS & GAMING-2.1%
      238,950  Boyd Gaming Corporation*................     3,357,248
      191,400  Mandalay Resort Group*..................     5,858,754
      260,370  Penn National Gaming, Inc.*.............     4,129,468
                                                         ------------
                                                           13,345,470
                                                         ------------
  COMPUTER & ELECTRONICS RETAIL-2.1%
      249,865  Electronics Boutique Holdings
               Corporation*............................     3,950,366
      344,875  GameStop Corporation*...................     3,379,775
      539,440  Insight Enterprises, Inc.*..............     4,482,746
      128,120  Ultimate Electronics, Inc.*.............     1,300,418
                                                         ------------
                                                           13,113,305
                                                         ------------
  CONSTRUCTION & ENGINEERING-2.2%
      396,030  Jacobs Engineering Group, Inc.*.........    14,098,668
                                                         ------------
  CONSUMER ELECTRONICS-1.3%
      142,250  Harman International
               Industries, Inc.........................     8,463,875
                                                         ------------
  DIVERSIFIED COMMERCIAL SERVICES-6.4%
       92,175  Career Education Corporation*...........     3,687,000
      374,710  Corinthian Colleges, Inc.*..............    14,186,521
      109,730  Education Management Corporation*.......     4,125,848
      224,720  FTI Consulting, Inc.*...................     9,022,508
      278,270  Kroll, Inc.*............................     5,309,392
       78,635  Strayer Education, Inc..................     4,521,513
                                                         ------------
                                                           40,852,782
                                                         ------------
  DRUG RETAIL-0.7%
      264,358  Duane Reade, Inc.*......................     4,494,086
                                                         ------------
  ELECTRICAL COMPONENTS & EQUIPMENT-1.5%
      252,075  AMETEK, Inc.............................     9,702,367
                                                         ------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS-4.3%
      806,450  Aeroflex, Inc.*.........................     5,564,505
      163,775  Coherent, Inc.*.........................     3,267,311
      289,150  Fisher Scientific
               International, Inc.*....................     8,697,632
      101,180  FLIR Systems, Inc.*.....................     4,937,584
      172,450  Tech Data Corporation*..................     4,649,252
                                                         ------------
                                                           27,116,284
                                                         ------------
  ENVIRONMENTAL SERVICES-3.4%
      352,075  Stericycle, Inc.*.......................    11,399,836
      266,425  Waste Connections, Inc.*................    10,286,669
                                                         ------------
                                                           21,686,505
                                                         ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  FOOD RETAIL-0.7%
       83,425  Whole Foods Market, Inc.*...............  $  4,399,000
                                                         ------------
  GENERAL MERCHANDISE STORES-0.4%
      158,035  Tuesday Morning Corporation*............     2,702,399
                                                         ------------
  HEALTHCARE DISTRIBUTORS & SERVICES-7.9%
      484,799  Accredo Health, Inc.*...................    17,089,165
      593,630  AMN Healthcare Services, Inc.*..........    10,038,283
      119,925  Dianon Systems, Inc.*...................     5,721,622
       98,850  Odyssey Healthcare, Inc.*...............     3,430,095
      451,175  Omnicare, Inc...........................    10,751,500
       71,135  Patterson Dental Company*...............     3,111,445
                                                         ------------
                                                           50,142,110
                                                         ------------
  HEALTHCARE EQUIPMENT-1.1%
      408,155  Integra LifeSciences Holdings*..........     7,203,936
                                                         ------------
  HEALTHCARE FACILITIES-4.3%
      686,075  Community Health Systems, Inc.*.........    14,126,284
      221,275  LifePoint Hospitals, Inc.*..............     6,622,982
      341,700  Select Medical Corporation*.............     4,609,533
      131,250  United Surgical Partners
               International, Inc.*....................     2,050,256
                                                         ------------
                                                           27,409,055
                                                         ------------
  HEALTHCARE SUPPLIES-1.9%
      216,240  Charles River Laboratories
               International, Inc.*....................     8,320,915
      140,325  Cooper Companies, Inc...................     3,510,932
                                                         ------------
                                                           11,831,847
                                                         ------------
  HOME FURNISHINGS-1.5%
      409,000  Furniture Brands
               International, Inc.*....................     9,754,650
                                                         ------------
  HOTELS, RESORTS & CRUISE LINES-0.5%
       63,450  Hotels.com Class A*.....................     3,466,274
                                                         ------------
  INSURANCE BROKERS-0.7%
      148,030  Arthur J. Gallagher & Company...........     4,349,121
                                                         ------------
  INTERNET RETAIL-1.7%
      971,453  Alloy, Inc.*............................    10,637,410
                                                         ------------
  IT CONSULTING & SERVICES-0.7%
      147,345  Management Network Group, Inc.*.........       221,018
      217,520  ManTech International Corporation*......     4,148,106
                                                         ------------
                                                            4,369,124
                                                         ------------
  LEISURE PRODUCTS-1.1%
       82,475  Polaris Industries, Inc.................     4,833,035
       83,225  SCP Pool Corporation*...................     2,430,170
                                                         ------------
                                                            7,263,205
                                                         ------------
  MANAGED HEALTHCARE-0.8%
      222,750  WellChoice, Inc.*.......................     5,334,863
                                                         ------------


  -------------------------------------------------------------------
  SHARES                                                 MARKET VALUE

  MOVIES & ENTERTAINMENT-1.1%
      439,945  Macrovision Corporation*................  $  7,056,718
                                                         ------------
  NETWORKING EQUIPMENT-0.9%
      331,830  NetScreen Technologies, Inc.*...........     5,588,017
                                                         ------------
  OIL & GAS EQUIPMENT & SERVICES-1.6%
      464,205  National-Oilwell, Inc.*.................    10,138,237
                                                         ------------
  OIL & GAS EXPLORATION & PRODUCTION-0.6%
      157,235  Pioneer Natural Resources Company*......     3,970,184
                                                         ------------
  PHARMACEUTICALS-1.8%
      187,046  Medicis Pharmaceutical Corporation
               Class A*................................     9,290,575
      142,642  SICOR, Inc.*............................     2,260,876
                                                         ------------
                                                           11,551,451
                                                         ------------
  PUBLISHING-0.8%
      137,600  Scholastic Corporation*.................     4,946,720
                                                         ------------
  REAL ESTATE INVESTMENT TRUSTS-0.5%
      709,135  La Quinta Corporation*..................     3,120,194
                                                         ------------
  RESTAURANTS-3.4%
      136,275  Krispy Kreme Doughnuts, Inc.*...........     4,602,007
       72,425  Panera Bread Company*...................     2,521,114
      841,785  Ruby Tuesday, Inc.......................    14,554,463
                                                         ------------
                                                           21,677,584
                                                         ------------
  SEMICONDUCTOR EQUIPMENT-1.9%
      247,095  Brooks-PRI Automation, Inc.*............     2,831,709
      396,620  Entegris, Inc.*.........................     4,085,186
      330,515  FEI Company*............................     5,053,574
                                                         ------------
                                                           11,970,469
                                                         ------------
  SEMICONDUCTORS-0.8%
      439,625  Semtech Corporation*....................     4,800,705
                                                         ------------
  SPECIALTY CHEMICALS-2.5%
      509,022  RPM, Inc................................     7,777,856
      185,850  Valspar Corporation.....................     8,210,853
                                                         ------------
                                                           15,988,709
                                                         ------------
  SPECIALTY STORES-4.1%
      170,690  Advance Auto Parts, Inc.*...............     8,346,741
      120,245  Cost Plus, Inc.*........................     3,447,424
      200,885  Hollywood Entertainment Corporation*....     3,033,364
      472,248  Movie Gallery, Inc.*....................     6,139,224
      101,320  Rent-A-Center, Inc.*....................     5,060,934
                                                         ------------
                                                           26,027,687
                                                         ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  TELECOMMUNICATIONS EQUIPMENT-3.4%
      312,860  Harris Corporation......................  $  8,228,218
      479,950  Polycom, Inc.*..........................     4,569,124
      812,030  Powerwave Technologies, Inc.*...........     4,384,962
    2,125,722  Stratex Networks, Inc.*.................     4,697,846
                                                         ------------
                                                           21,880,150
                                                         ------------
  TRADING COMPANIES & DISTRIBUTORS-1.5%
      258,745  Fastenal Company........................     9,674,476
                                                         ------------
  TRUCKING-2.7%
      107,070  SCS Transportation, Inc.*...............     1,061,064
      436,756  Werner Enterprises, Inc.................     9,403,357
      269,455  Yellow Corporation*.....................     6,787,841
                                                         ------------
                                                           17,252,262
                                                         ------------
  TOTAL COMMON STOCKS (DOMESTIC)
  (COST-$662,800,102)..................................   567,096,579
                                                         ------------

  COMMON STOCKS (FOREIGN)-3.0%
  AIR FREIGHT & LOGISTICS-0.6%
      145,650  UTI Worldwide, Inc. (VI)................     3,823,313
                                                         ------------
  HOTELS, RESORTS & CRUISE LINES-0.8%
      225,055  Fairmont Hotels & Resorts, Inc. ADR
               (CA)....................................     5,300,045
                                                         ------------
  INSURANCE BROKERS-0.8%
      201,710  Platinum Underwriters Holdings Limited
               (BD) *..................................     5,315,059
                                                         ------------
  PHARMACEUTICALS-0.8%
      126,500  Taro Pharmaceutical Industries Limited
               ADR (IS) *..............................     4,756,400
                                                         ------------
  TOTAL COMMON STOCKS (FOREIGN)
  (COST-$18,874,818)...................................    19,194,817
                                                         ------------

  WARRANTS (DOMESTIC)-0.0%
  PAPER PACKAGING-0.0%
       20,795  American Bank Note Holographics, Inc.
               Warrants *..............................           208
                                                         ------------
  TOTAL WARRANTS (DOMESTIC)
  (COST-$0)............................................           208
                                                         ------------

  PRINCIPAL AMOUNT                                       AMORTIZED COST

  ---------------------------------------------------------------------

  CORPORATE SHORT-TERM NOTES-11.7%
  HEALTHCARE EQUIPMENT-0.3%
  $ 1,500,000  Becton Dickinson & Company
               1.20% 1/2/03............................   $  1,499,950
                                                          ------------
  INDUSTRIAL CONGLOMERATES-3.1%
   20,000,000  General Electric Capital Corporation
               1.18% 1/3/03............................     19,998,689
                                                          ------------
  PHARMACEUTICALS-4.3%
   27,500,000  Novartis Finance Corporation
               1.35% 1/2/03............................     27,498,969
                                                          ------------
  PROPERTY & CASUALTY INSURANCE-4.0%
   25,500,000  General Reinsurance Corporation
               1.28% 1/7/03............................     25,494,560
                                                          ------------
  TOTAL CORPORATE SHORT-TERM NOTES
  (AMORTIZED COST-$74,492,168).........................     74,492,168
                                                          ------------
  TOTAL INVESTMENTS-103.7%
  (TOTAL COST-$756,167,088)............................    660,783,772
  OTHER ASSETS AND LIABILITIES-(3.7%)..................    (23,868,407)
                                                          ------------
  NET ASSETS-100.0%....................................   $636,915,365
                                                          ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................  $   756,167,088
                                                    ---------------
Investment securities, at market..................      660,783,772
Cash..............................................          616,357
Receivables:
  Investment securities sold......................        4,533,264
  Capital shares sold.............................        2,220,039
  Dividends.......................................           65,529
  From transfer agent.............................          187,029
Other assets......................................           18,149
                                                    ---------------
    Total Assets..................................      668,424,139
                                                    ---------------

LIABILITIES
Payables:
  Investment securities purchased.................       22,462,523
  Capital shares redeemed.........................        8,301,467
  Advisory fees...................................          479,695
  Shareholder servicing fees......................           54,399
  Accounting fees.................................           31,051
  Distribution fees...............................          107,789
  Custodian fees..................................              831
  Other...........................................           71,019
                                                    ---------------
    Total Liabilities.............................       31,508,774
                                                    ---------------
Net Assets........................................  $   636,915,365
                                                    ===============

Net Assets--Class A...............................  $    67,184,448
Shares Outstanding--Class A.......................        3,519,561
Net Asset Value, Redemption Price Per Share.......  $         19.09
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $         20.25

Net Assets--Class B...............................  $    18,804,305
Shares Outstanding--Class B.......................        1,010,991
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         18.60

Net Assets--Class C...............................  $     7,793,597
Shares Outstanding--Class C.......................          418,916
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         18.60

Net Assets--Class F...............................  $   498,969,664
Shares Outstanding--Class F.......................       26,201,106
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         19.04

Net Assets--Class R...............................  $    42,871,996
Shares Outstanding--Class R.......................        2,229,420
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         19.23

Net Assets--Class T...............................  $     1,291,355
Shares Outstanding--Class T.......................           68,716
Net Asset Value, Redemption Price Per Share.......  $         18.79
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $         19.68

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................  $       788,215
  Interest........................................        1,538,727
  Foreign taxes withheld..........................           (2,153)
                                                    ---------------
    Total Investment Income.......................        2,324,789
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        6,900,672
  Shareholder servicing fees--Note 2..............          737,923
  Accounting fees--Note 2.........................          340,380
  Distribution fees--Note 2.......................        1,950,671
  Transfer agency fees--Note 2....................        1,207,614
  Registration fees--Note 2.......................          124,784
  Postage and mailing expenses....................          164,267
  Custodian fees and expenses--Note 2.............           31,659
  Printing expenses...............................          109,529
  Legal and audit fees............................          130,651
  Directors' fees and expenses....................          104,056
  Other expenses..................................          194,516
                                                    ---------------
    Total Expenses................................       11,996,722
    Earnings Credits..............................          (24,377)
    Waived Expenses...............................              (44)
    Expense Offset to Broker Commissions..........           (5,238)
                                                    ---------------
    Net Expenses..................................       11,967,063
                                                    ---------------
  Net Investment (Loss)...........................       (9,642,274)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....     (254,766,071)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      (84,564,881)
                                                    ---------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and
    Foreign Currency Translation..................     (339,330,952)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (348,973,226)
                                                    ===============

Purchases of long-term securities.................  $   976,155,716
Proceeds from sales of long-term securities.......  $ 1,029,902,315

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR ENDED      YEAR ENDED
                                             12/31/02        12/31/01
                                          --------------  --------------
OPERATIONS
Net Investment (Loss)...................  $   (9,642,274) $   (7,344,671)
Net Realized (Loss) from Security
  Transactions..........................    (254,766,071)   (212,663,273)
Net Change in Unrealized
  Appreciation/Depreciation.............     (84,564,881)    (22,735,374)
                                          --------------  --------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (348,973,226)   (242,743,318)
                                          --------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................               0        (420,801)
  Class B...............................               0        (131,424)
  Class C...............................               0         (62,834)
  Class F...............................               0      (3,036,535)
  Class R...............................               0        (217,995)
  Class T...............................               0          (8,399)
                                          --------------  --------------
Net (Decrease) from Dividends and
  Distributions.........................               0      (3,877,988)
                                          --------------  --------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                            YEAR ENDED      YEAR ENDED
                                             12/31/02        12/31/01
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   21,923,140  $   84,892,338
  Class B...............................         651,636       2,082,961
  Class C...............................         641,512       1,991,061
  Class F...............................     130,099,247     219,631,246
  Class R...............................      10,145,622      67,602,397
  Class T...............................         336,876       1,480,056
Reinvested dividends and distributions
  Class A...............................               0         358,581
  Class B...............................               0         112,444
  Class C...............................               0          42,737
  Class F...............................               0       2,977,058
  Class R...............................               0         206,579
  Class T...............................               0           6,399
                                          --------------  --------------
                                             163,798,033     381,383,857
Cost of shares redeemed
  Class A...............................     (35,269,582)    (72,989,157)
  Class B...............................      (6,458,671)     (7,537,295)
  Class C...............................      (4,919,524)     (5,398,286)
  Class F...............................    (204,045,538)   (239,526,179)
  Class R...............................      (8,031,975)     (7,354,185)
  Class T...............................        (666,201)       (535,081)
                                          --------------  --------------
                                            (259,391,491)   (333,340,183)
Net Increase (Decrease) from Capital
  Share Transactions....................     (95,593,458)     48,043,674
                                          --------------  --------------
Net (Decrease) in Net Assets............    (444,566,684)   (198,577,632)

NET ASSETS
  Beginning of year.....................  $1,081,482,049  $1,280,059,681
                                          --------------  --------------
  End of year...........................  $  636,915,365  $1,081,482,049
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,210,871,512  $1,316,107,244
Accumulated undistributed net investment
  (loss)................................               0               0
Accumulated undistributed net realized
  (loss) from security transactions.....    (478,572,831)   (223,806,760)
Unrealized (depreciation) on investments
  and foreign currency translation......     (95,383,316)    (10,818,435)
                                          --------------  --------------
Total...................................  $  636,915,365  $1,081,482,049
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................   $ 28.50     $  34.79    $  40.88
Income from investment operations:
    Net investment (loss)..........     (0.31)       (0.17)      (0.03)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (9.10)       (6.02)      (3.45)
                                      -------     --------    --------
        Total from investment
          operations...............     (9.41)       (6.19)      (3.48)
Less distributions:
    From net investment income.....      0.00         0.00        0.00
    From net realized gains........      0.00        (0.10)      (2.61)
                                      -------     --------    --------
        Total distributions........      0.00        (0.10)      (2.61)
Net Asset Value, end of year.......   $ 19.09     $  28.50    $  34.79
                                      =======     ========    ========
Total Return/Ratios
    Total return*..................    (33.02%)     (17.78%)     (8.18%)
    Net assets, end of period
      (000s).......................   $67,184     $117,773    $131,298
    Net expenses to average net
      assets#......................      1.35%        1.18%       1.20%
    Gross expenses to average net
      assets#......................      1.35%        1.19%       1.24%
    Net investment (loss) to
      average net assets...........     (1.08%)      (0.58%)     (0.21%)
    Portfolio turnover rate@.......       128%         110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................   $ 28.03     $ 34.49     $ 40.88
Income from investment operations:
    Net investment income (loss)...     (0.69)      (0.45)      (0.21)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (8.74)      (5.91)      (3.57)
                                      -------     -------     -------
        Total from investment
          operations...............     (9.43)      (6.36)      (3.78)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00       (0.10)      (2.61)
                                      -------     -------     -------
        Total distributions........      0.00       (0.10)      (2.61)
Net Asset Value, end of year.......   $ 18.60     $ 28.03     $ 34.49
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (33.64%)    (18.43%)     (8.92%)
    Net assets, end of period
      (000s).......................   $18,804     $35,845     $50,883
    Net expenses to average net
      assets#......................      2.26%       1.96%       1.94%
    Gross expenses to average net
      assets#......................      2.26%       1.97%       1.97%
    Net investment (loss) to
      average net assets...........     (1.98%)     (1.35%)     (1.02%)
    Portfolio turnover rate@.......       128%        110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................    $28.05     $ 34.51     $ 40.88
Income from investment operations:
    Net investment (loss)..........     (0.86)      (0.48)      (0.19)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (8.59)      (5.88)      (3.57)
                                       ------     -------     -------
        Total from investment
          operations...............     (9.45)      (6.36)      (3.76)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00       (0.10)      (2.61)
                                       ------     -------     -------
        Total distributions........      0.00       (0.10)      (2.61)
Net Asset Value, end of year.......    $18.60     $ 28.05     $ 34.51
                                       ======     =======     =======
Total Return/Ratios
    Total return*..................    (33.69%)    (18.42%)     (8.87%)
    Net assets, end of period
      (000s).......................    $7,794     $17,031     $25,275
    Net expenses to average net
      assets#......................      2.26%       1.96%       1.94%
    Gross expenses to average net
      assets#......................      2.27%       1.98%       1.97%
    Net investment (loss) to
      average net assets...........     (1.99%)     (1.36%)     (1.01%)
    Portfolio turnover rate@.......       128%        110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                2002       2001        2000       1999       1998
                                                              ---------  ---------  ----------  ---------  ---------
CLASS F SHARES
Net Asset Value, beginning of year..........................  $  28.45   $  34.74   $    40.86  $  24.37   $  23.45
Income from investment operations:
    Net investment (loss)...................................     (0.36)     (0.20)       (0.07)    (0.08)     (0.07)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     (9.05)     (5.99)       (3.44)    22.72       3.15
                                                              --------   --------   ----------  --------   --------
        Total from investment operations....................     (9.41)     (6.19)       (3.51)    22.64       3.08
Less distributions:
    From net investment income..............................      0.00       0.00         0.00      0.00       0.00
    From net realized gains.................................      0.00      (0.10)       (2.61)    (6.15)     (2.16)
                                                              --------   --------   ----------  --------   --------
        Total distributions.................................      0.00      (0.10)       (2.61)    (6.15)     (2.16)
Net Asset Value, end of year................................  $  19.04   $  28.45   $    34.74  $  40.86   $  24.37
                                                              ========   ========   ==========  ========   ========
Total Return/Ratios
    Total return............................................    (33.08%)   (17.81%)      (8.26%)    94.59%    14.19%
    Net assets, end of period (000s)........................  $498,970   $847,330   $1,066,003  $806,152   $241,124
    Net expenses to average net assets#.....................      1.40%      1.24%        1.25%     1.45%      1.55%
    Gross expenses to average net assets#...................      1.41%      1.25%        1.28%     1.46%      1.57%
    Net investment (loss) to average net assets.............     (1.13%)    (0.64%)      (0.46%)    (0.96%)    (0.91%)
    Portfolio turnover rate@................................       128%       110%         108%      157%       121%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  year.............................   $ 28.64     $ 34.87     $ 40.88
Income from investment operations:
    Net investment income (loss)...     (0.18)      (0.08)       0.00*
    Net (losses) on securities
      (both realized and
      unrealized)..................     (9.23)      (6.05)      (3.40)
                                      -------     -------     -------
        Total from investment
          operations...............     (9.41)      (6.13)      (3.40)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00       (0.10)      (2.61)
                                      -------     -------     -------
        Total distributions........      0.00       (0.10)      (2.61)
Net Asset Value, end of year.......   $ 19.23     $ 28.64     $ 34.87
                                      =======     =======     =======
Total Return/Ratios
    Total return...................    (32.86%)    (17.57%)     (7.98%)
    Net assets, end of period
      (000s).......................   $42,872     $61,163     $ 4,693
    Net expenses to average net
      assets#......................      1.10%       0.94%       0.93%
    Gross expenses to average net
      assets#......................      1.10%       0.95%       0.96%
    Net investment income (loss) to
      average net assets...........     (0.82%)     (0.38%)      0.01%
    Portfolio turnover rate@.......       128%        110%        108%

  * Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................    $28.24      $34.69      $40.88
Income from investment operations:
    Net investment (loss)..........     (0.54)      (0.33)      (0.09)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (8.91)      (6.02)      (3.49)
                                       ------      ------      ------
        Total from investment
          operations...............     (9.45)      (6.35)      (3.58)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00       (0.10)      (2.61)
                                       ------      ------      ------
        Total distributions........      0.00       (0.10)      (2.61)
Net Asset Value, end of year.......    $18.79      $28.24      $34.69
                                       ======      ======      ======
Total Return/Ratios
    Total return*..................    (33.46%)    (18.30%)     (8.43%)
    Net assets, end of period
      (000s).......................    $1,291      $2,341      $1,908
    Net expenses to average net
      assets#......................      2.06%       1.82%       1.44%
    Gross expenses to average net
      assets#......................      2.06%       1.83%       1.48%
    Net investment (loss) to
      average net assets...........     (1.79%)     (1.24%)     (0.50%)
    Portfolio turnover rate@.......       128%        110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $149,840 and $10 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $321,072 and $8,211 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $93,481 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $6,923 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $44.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $222,860, $66,222, $29,302, and $4,384, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $198,666, $87,906, $1,659,715, and $4,384, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $12,403, $5,037 $3,226, $92,797, $8,891, and $2,430, respectively, for state registration fees. During the year ended December 31, 2002, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
   $9,642,274                  $0                $(9,642,274)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2009 and 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $        0
Accumulated Capital Losses..................................  $441,601,561
Post-October Capital Loss Deferral..........................  $16,478,920
Post-October Currency Loss Deferral.........................  $        0
Federal Tax Cost............................................  $776,659,439
Unrealized Appreciation.....................................  $35,160,183
Unrealized (Depreciation)...................................  $(151,035,850)
Net (Depreciation)..........................................  $(115,875,667)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                 YEAR         YEAR
                                                                 ENDED        ENDED
                                                               12/31/02     12/31/01
                                                              -----------  -----------
CLASS A
      Shares sold...........................................      914,819    2,794,165
      Shares issued for dividends reinvested................            0       12,710
      Shares redeemed.......................................   (1,527,408)  (2,448,786)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........     (612,589)     358,089
CLASS B
      Shares sold...........................................       26,778       69,523
      Shares issued for dividends reinvested................            0        4,055
      Shares redeemed.......................................     (294,496)    (270,221)
      NET (DECREASE) IN SHARES OUTSTANDING..................     (267,718)    (196,643)
CLASS C
      Shares sold...........................................       27,424       67,786
      Shares issued for dividends reinvested................            0        1,535
      Shares redeemed.......................................     (215,764)    (194,552)
      NET (DECREASE) IN SHARES OUTSTANDING..................     (188,340)    (125,231)
CLASS F
      Shares sold...........................................    5,520,185    7,349,674
      Shares issued for dividends reinvested................            0      106,203
      Shares redeemed.......................................   (9,099,776)  (8,357,314)
      NET (DECREASE) IN SHARES OUTSTANDING..................   (3,579,591)    (901,437)
CLASS R
      Shares sold...........................................      438,891    2,249,179
      Shares issued for dividends reinvested................            0        7,323
      Shares redeemed.......................................     (344,725)    (255,806)
      NET INCREASE IN SHARES OUTSTANDING....................       94,166    2,000,696
CLASS T
      Shares sold...........................................       14,612       46,116
      Shares issued for dividends reinvested................            0          314
      Shares redeemed.......................................      (28,799)     (18,526)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........      (14,187)      27,904

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   OTHER INFORMATION
    (unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions was $3,877,988 of long-term capital gains. Of the ordinary income distributions declared for the period ended December 31, 2001, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                      This page intentionally left blank.

                      This page intentionally left blank.

Dreyfus Founders Discovery Fund

P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A Mellon Financial Company SM
2930 East Third Avenue
Denver, CO  80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2003

         (c) 2003 Founders Asset Management LLC, Broker-Dealer.

A-646-DIS-02

        Dreyfus Founders
        Discovery Fund




        ANNUAL REPORT     December 31, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

Table of Contents

Management Overview                                                        3
Statement of Investments                                                  10
Statement of Assets and Liabilities                                       16
Statement of Operations                                                   18
Statements of Changes in Net Assets                                       19
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Accountants                                         35
Your Board Representatives                                                36


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

Management Overview

A discussion with portfolio manager
Robert Ammann, CFA

How did the Fund perform relative to its benchmark in 2002?

2002 proved challenging. A weak economic environment combined with concern over a double-dip recession, geopolitical risks and the ongoing threat of terrorism, corporate malfeasance and accounting shenanigans, and weak corporate earnings all took a toll on equity returns in 2002.

For the year, the Dreyfus Founders Discovery Fund underperformed its small-cap growth benchmark, the Russell 2000 Growth Index, and the broader Russell 2000 Index. (See pages 6 and 7 for the Fund's total returns and for index descriptions.)

What were the dynamics of small-cap performance in 2002?

The share prices of small-cap growth stocks were hard hit during the year, particularly relative to more defensive value-oriented stocks. However, a closer look at performance over the year reveals what we felt were encouraging signs. Beginning in July, we saw small-cap growth and small-cap value suffer large, but similar, declines in a very weak month. September delivered similar market action.

This type of share price behavior-when historically defensive small-cap value stocks fall in-line with small-cap growth issues-was noteworthy, and we took it as an indication that the cycle of small-cap growth stock underperformance vs. small-cap value could be shifting. Indeed, from the equity markets' lows in early October through year-end, we saw small-cap growth perform well relative to small-cap value.

"We believe the companies that survive in many sectors, such as technology, have the potential to become the new industry leaders and to capture larger market share."

Performance Highlights

- The Dreyfus Founders Discovery Fund underperformed its small-cap growth benchmark, the Russell 2000 Growth Index, during the year.

- Poor performance among the Fund's technology-related holdings, a relative underweight position in stronger-performing financials sector, and stock-specific disappointments hindered returns.

- Following the equity markets' lows in early October, we saw small-cap growth stocks perform well relative to their value-oriented counterparts through the end of 2002.

- We are hopeful that a continued U.S. economic recovery may create better prospects for many of the companies we analyze.

While we continue to believe that the U.S. is in an economic recovery, this rebound is clearly proving anemic. In the autumn and winter, we saw what appeared to be a weak capital spending recovery and signs that U.S. consumers had spent cautiously during the 2002 holiday season.

Nonetheless, we have begun to believe that merely modest sales recoveries could deliver strong earnings growth in 2003, given the aggressive cost controls many companies enacted in 2002's weaker business environment.

What hindered relative performance during the year?

The Fund's relative underperformance stemmed from three factors.
First, and most significant, was the Fund's technology holdings. The other two factors were the Fund's relative underweight position among stronger-performing financials companies, and stock-specific disappointments.

During 2002, we saw many companies "batten down the hatches" on non-critical capital spending. Among the hardest hit were information technology (IT) expenditures. The Fund maintained a meaningful underweight exposure to this sector throughout 2002, as we remained mindful of spending cuts. However, our decision to underweight the Fund in this area was more than offset by poor performance from the technology positions the Fund did maintain.

The Fund's holdings in the semiconductor and communications equipment industries suffered the most. One example was Microtune, Inc., a tuner chip supplier to various technology products such as cable modems. As 2002 began, the company bucked the sector's downtrend, posting strong growth only to see a dramatic slowing as the year progressed, hurting its share price.

Several long-time Fund holdings in the communication equipment area-such as Remec and Stratex Networks, Inc.-also suffered sharp declines in 2002 as their customers' spending evaporated. As of year-end, the Fund had liquidated its holding of Remec but had maintained a position in Stratex Networks, where business appeared to have stabilized.

Among sectors in the Russell 2000 Growth Index, only the financials sector posted a positive return in 2002. Relative to the benchmark, the Fund held a significant underweighting in this sector throughout the year, so missed out on the gains produced by these companies. From an investment perspective, many financial-related stocks that we researched failed to meet the Fund's growth criteria or did not offer sufficient liquidity. A larger factor in the underweight decision was our belief that the U.S. interest-rate easing cycle was nearing an end, following the aggressive Federal Reserve Board actions of 2001. Interest rates, however, declined more than we'd expected, resulting in strong performance for this sector during most of 2002.


Largest Equity Holdings  (ticker symbol)
      1.   Accredo Health, Inc.  (ACDO)                                  2.68%
      2.   Ruby Tuesday, Inc.  (RI)                                      2.29%
      3.   Corinthian Colleges, Inc.  (COCO)                             2.23%
      4.   Community Health Systems, Inc.  (CYH)                         2.22%
      5.   Jacobs Engineering Group, Inc.  (JEC)                         2.21%
      6.   Stericycle, Inc.  (SRCL)                                      1.79%
      7.   Omnicare, Inc.  (OCR)                                         1.69%
      8.   Alloy, Inc.  (ALOY)                                           1.67%
      9.   Waste Connections  (WCN)                                      1.62%
     10.   National-Oilwell, Inc.  (NOI)                                 1.59%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

A variety of stock-specific disappointments dampened the Fund's 2002 performance. Among the most significant was Insight Enterprises, Inc., a PC direct marketing company that focuses on small- to mid-sized business customers. In an effort to establish a stronger presence in Europe, Insight completed the acquisition of U.K.-based Action PLC. After a very successful quarter immediately following the acquisition, numerous integration issues emerged and led to a dramatic earnings shortfall.

The Fund suffered an additional disappointment in First Horizon Pharmaceuticals. The share price fell sharply after management released downward earnings guidance, and when investors became concerned about new competition.

Growth of $10,000 Investment

     Dreyfus Founders Discovery        Russell 2000         Russell 2000
          Fund-Class F                    Index             Growth Index
             $20,421                     $19,958              $12,957

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

         The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Fund's performance will no longer be compared to the Russell 2000 Index, as the other index better reflects the Fund's overall investment strategy. For your information, we have included the index in this report. Further information related to Fund performance is contained elsewhere in this report.

What helped the Fund's relative performance during 2002?

While the Fund saw solid performance across many industrial-related holdings, some of the strongest returns came from stocks that historically have not been economically sensitive, such as education-related companies. The Fund benefited from holdings of Corinthian Colleges, Inc., Strayer Education, Inc., Career Education Corporation, and ITT Educational Services. Each company successfully translated strong student enrollment growth into strong earnings growth.

Average Annual Total Return as of 12/31/02

                                 Inception       1            5       10         Since
                                   Date        Year         Years    Years     Inception
Class A Shares
    With sales charge (5.75%)     12/31/99     (36.87%)       --       --       (21.89%)
    Without sales charge          12/31/99     (33.02%)       --       --       (20.33%)
Class B Shares
    With redemption*              12/31/99     (36.30%)       --       --       (21.74%)
    Without redemption            12/31/99     (33.64%)       --       --       (21.00%)
Class C Shares
    With redemption**             12/31/99     (34.35%)       --       --       (21.00%)
    Without redemption            12/31/99     (33.69%)       --       --       (21.00%)
Class F Shares                    12/31/89     (33.08%)      2.32%    7.40%      11.92%
Class R Shares                    12/31/99     (32.86%)       --       --       (20.14%)
Class T Shares
    With sales charge (4.50%)     12/31/99     (36.46%)       --       --       (21.95%)
    Without sales charge          12/31/99     (33.46%)       --       --       (20.74%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund also saw strong returns in more economically sensitive holdings, namely transportation stocks like truckload carrier Werner Enterprises, Inc., and Yellow Corporation, a less-than-truckload carrier. Both benefited from an improving economy and a more favorable competitive environment.

Accredo Health, Inc., which provides contract pharmacy services, aided performance most during the year. Accredo's highly differentiated service offering has proved valuable both to drug company partners and to patients.

The Fund avoided many names in the biotechnology industry, a poor performing sub sector of healthcare in 2002. Our investment discipline-which has consistently led us away from taking large positions in "concept stocks"-proved to benefit returns.

The Fund maintained an above-normal average cash position throughout most of the year. Our bottom-up research approach resulted in a cash build-up, as we sold stocks from the Fund when we had concerns about company fundamentals. Although it is our goal to remain more fully invested (which we define as holding 5% to 10% of the Fund's assets in cash), this larger cash position helped 2002 performance.

Even within sectors that performed poorly overall, the Fund held standout stocks that positively impacted 2002 returns. The share price of Hotels.com, a consolidator and reseller of excess hotel room inventory, rose as its business model proved successful. The company resold rooms at

Portfolio Composition

     23.58%  Consumer Discretionary
     21.59%  Industrials
     20.35%  Healthcare
     17.72%  Information Technology
      2.69%  Financials
      2.51%  Materials
      2.21%  Energy
      1.40%  Consumer Staples
      7.95%  Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

attractive rates through marketing efforts and strong affiliate marketing relationships. We also employed our strict valuation discipline to most effectively trade this and other holdings for the Fund.

Finally, the Fund logged strong performance from Rent-a-Center, Inc., the leading rent-to-own operator in the U.S. The company demonstrated strong earnings growth and, consequently, solid stock price gains. Two factors drove this phenomenon: consistently improving sales trends in the company's store base, and a demonstrated improvement in cost management.

What is your outlook for 2003, and what strategy do you expect to employ?

During the fourth quarter of 2002, we worked to reduce the Fund's cash position from the relatively high levels it had carried. We hope that a continued U.S. economic recovery may create better prospects for many of the companies in our investment universe, which would allow us to put this cash to work in 2003.

We continue to expect that modest improvements in corporate spending could have a meaningful impact on earnings growth for many companies that have effectively managed costs in 2001-02. From an investment point of view, we feel that a sharp, protracted downturn-such as we have seen over the last few years-often masks changes in the competitive landscape for many companies. Investors and companies alike have difficulty distinguishing between the effects of general market softness vs. losing market share.

With this concept in mind, we believe the companies that survive in many sectors-technology, for instance-have the potential to become the new industry leaders and to capture market share. In 2003, we will diligently attempt to identify companies that lead their industries and that have the potential to deliver strong earnings growth over time.

/s/ Robert Ammann

Robert Ammann, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-89.0%
  AEROSPACE & DEFENSE-0.8%
       86,465  Alliant Techsystems, Inc.*..............  $  5,391,093
                                                         ------------
  AIR FREIGHT & LOGISTICS-1.7%
      122,625  J.B. Hunt Transport Services, Inc.*.....     3,592,913
      529,095  Pacer International, Inc.*..............     7,036,964
                                                         ------------
                                                           10,629,877
                                                         ------------
  AIRLINES-0.7%
      364,300  Atlantic Coast Airlines
               Holdings, Inc.*.........................     4,382,529
                                                         ------------
  APPAREL RETAIL-0.6%
      208,125  Genesco, Inc.*..........................     3,877,369
                                                         ------------
  APPAREL, ACCESSORIES & LUXURY GOODS-0.6%
       86,245  Columbia Sportswear Company*............     3,831,003
                                                         ------------
  APPLICATION SOFTWARE-5.8%
      272,090  Activision, Inc.*.......................     3,969,793
      475,455  Documentum, Inc.*.......................     7,445,625
      753,575  J.D. Edwards & Company*.................     8,500,326
      268,150  Mercury Interactive Corporation*........     7,950,648
      453,130  NetIQ Corporation*......................     5,596,149
      577,110  Secure Computing Corporation*...........     3,699,275
                                                         ------------
                                                           37,161,816
                                                         ------------
  BANKS-0.7%
      150,240  Southwest Bancorporation of
               Texas, Inc.*............................     4,328,414
                                                         ------------
  BIOTECHNOLOGY-1.8%
      110,955  Cephalon, Inc.*.........................     5,399,958
       99,675  Myriad Genetics, Inc.*..................     1,455,255
       50,475  Scios, Inc.*............................     1,644,476
       67,625  Trimeris, Inc.*.........................     2,913,961
                                                         ------------
                                                           11,413,650
                                                         ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  BROADCASTING & CABLE TV-1.4%
      602,975  Radio One, Inc. Class D*................  $  8,700,929
                                                         ------------
  CASINOS & GAMING-2.1%
      238,950  Boyd Gaming Corporation*................     3,357,248
      191,400  Mandalay Resort Group*..................     5,858,754
      260,370  Penn National Gaming, Inc.*.............     4,129,468
                                                         ------------
                                                           13,345,470
                                                         ------------
  COMPUTER & ELECTRONICS RETAIL-2.1%
      249,865  Electronics Boutique Holdings
               Corporation*............................     3,950,366
      344,875  GameStop Corporation*...................     3,379,775
      539,440  Insight Enterprises, Inc.*..............     4,482,746
      128,120  Ultimate Electronics, Inc.*.............     1,300,418
                                                         ------------
                                                           13,113,305
                                                         ------------
  CONSTRUCTION & ENGINEERING-2.2%
      396,030  Jacobs Engineering Group, Inc.*.........    14,098,668
                                                         ------------
  CONSUMER ELECTRONICS-1.3%
      142,250  Harman International
               Industries, Inc.........................     8,463,875
                                                         ------------
  DIVERSIFIED COMMERCIAL SERVICES-6.4%
       92,175  Career Education Corporation*...........     3,687,000
      374,710  Corinthian Colleges, Inc.*..............    14,186,521
      109,730  Education Management Corporation*.......     4,125,848
      224,720  FTI Consulting, Inc.*...................     9,022,508
      278,270  Kroll, Inc.*............................     5,309,392
       78,635  Strayer Education, Inc..................     4,521,513
                                                         ------------
                                                           40,852,782
                                                         ------------
  DRUG RETAIL-0.7%
      264,358  Duane Reade, Inc.*......................     4,494,086
                                                         ------------
  ELECTRICAL COMPONENTS & EQUIPMENT-1.5%
      252,075  AMETEK, Inc.............................     9,702,367
                                                         ------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS-4.3%
      806,450  Aeroflex, Inc.*.........................     5,564,505
      163,775  Coherent, Inc.*.........................     3,267,311
      289,150  Fisher Scientific
               International, Inc.*....................     8,697,632
      101,180  FLIR Systems, Inc.*.....................     4,937,584
      172,450  Tech Data Corporation*..................     4,649,252
                                                         ------------
                                                           27,116,284
                                                         ------------
  ENVIRONMENTAL SERVICES-3.4%
      352,075  Stericycle, Inc.*.......................    11,399,836
      266,425  Waste Connections, Inc.*................    10,286,669
                                                         ------------
                                                           21,686,505
                                                         ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  FOOD RETAIL-0.7%
       83,425  Whole Foods Market, Inc.*...............  $  4,399,000
                                                         ------------
  GENERAL MERCHANDISE STORES-0.4%
      158,035  Tuesday Morning Corporation*............     2,702,399
                                                         ------------
  HEALTHCARE DISTRIBUTORS & SERVICES-7.9%
      484,799  Accredo Health, Inc.*...................    17,089,165
      593,630  AMN Healthcare Services, Inc.*..........    10,038,283
      119,925  Dianon Systems, Inc.*...................     5,721,622
       98,850  Odyssey Healthcare, Inc.*...............     3,430,095
      451,175  Omnicare, Inc...........................    10,751,500
       71,135  Patterson Dental Company*...............     3,111,445
                                                         ------------
                                                           50,142,110
                                                         ------------
  HEALTHCARE EQUIPMENT-1.1%
      408,155  Integra LifeSciences Holdings*..........     7,203,936
                                                         ------------
  HEALTHCARE FACILITIES-4.3%
      686,075  Community Health Systems, Inc.*.........    14,126,284
      221,275  LifePoint Hospitals, Inc.*..............     6,622,982
      341,700  Select Medical Corporation*.............     4,609,533
      131,250  United Surgical Partners
               International, Inc.*....................     2,050,256
                                                         ------------
                                                           27,409,055
                                                         ------------
  HEALTHCARE SUPPLIES-1.9%
      216,240  Charles River Laboratories
               International, Inc.*....................     8,320,915
      140,325  Cooper Companies, Inc...................     3,510,932
                                                         ------------
                                                           11,831,847
                                                         ------------
  HOME FURNISHINGS-1.5%
      409,000  Furniture Brands
               International, Inc.*....................     9,754,650
                                                         ------------
  HOTELS, RESORTS & CRUISE LINES-0.5%
       63,450  Hotels.com Class A*.....................     3,466,274
                                                         ------------
  INSURANCE BROKERS-0.7%
      148,030  Arthur J. Gallagher & Company...........     4,349,121
                                                         ------------
  INTERNET RETAIL-1.7%
      971,453  Alloy, Inc.*............................    10,637,410
                                                         ------------
  IT CONSULTING & SERVICES-0.7%
      147,345  Management Network Group, Inc.*.........       221,018
      217,520  ManTech International Corporation*......     4,148,106
                                                         ------------
                                                            4,369,124
                                                         ------------
  LEISURE PRODUCTS-1.1%
       82,475  Polaris Industries, Inc.................     4,833,035
       83,225  SCP Pool Corporation*...................     2,430,170
                                                         ------------
                                                            7,263,205
                                                         ------------
  MANAGED HEALTHCARE-0.8%
      222,750  WellChoice, Inc.*.......................     5,334,863
                                                         ------------


  -------------------------------------------------------------------
  SHARES                                                 MARKET VALUE

  MOVIES & ENTERTAINMENT-1.1%
      439,945  Macrovision Corporation*................  $  7,056,718
                                                         ------------
  NETWORKING EQUIPMENT-0.9%
      331,830  NetScreen Technologies, Inc.*...........     5,588,017
                                                         ------------
  OIL & GAS EQUIPMENT & SERVICES-1.6%
      464,205  National-Oilwell, Inc.*.................    10,138,237
                                                         ------------
  OIL & GAS EXPLORATION & PRODUCTION-0.6%
      157,235  Pioneer Natural Resources Company*......     3,970,184
                                                         ------------
  PHARMACEUTICALS-1.8%
      187,046  Medicis Pharmaceutical Corporation
               Class A*................................     9,290,575
      142,642  SICOR, Inc.*............................     2,260,876
                                                         ------------
                                                           11,551,451
                                                         ------------
  PUBLISHING-0.8%
      137,600  Scholastic Corporation*.................     4,946,720
                                                         ------------
  REAL ESTATE INVESTMENT TRUSTS-0.5%
      709,135  La Quinta Corporation*..................     3,120,194
                                                         ------------
  RESTAURANTS-3.4%
      136,275  Krispy Kreme Doughnuts, Inc.*...........     4,602,007
       72,425  Panera Bread Company*...................     2,521,114
      841,785  Ruby Tuesday, Inc.......................    14,554,463
                                                         ------------
                                                           21,677,584
                                                         ------------
  SEMICONDUCTOR EQUIPMENT-1.9%
      247,095  Brooks-PRI Automation, Inc.*............     2,831,709
      396,620  Entegris, Inc.*.........................     4,085,186
      330,515  FEI Company*............................     5,053,574
                                                         ------------
                                                           11,970,469
                                                         ------------
  SEMICONDUCTORS-0.8%
      439,625  Semtech Corporation*....................     4,800,705
                                                         ------------
  SPECIALTY CHEMICALS-2.5%
      509,022  RPM, Inc................................     7,777,856
      185,850  Valspar Corporation.....................     8,210,853
                                                         ------------
                                                           15,988,709
                                                         ------------
  SPECIALTY STORES-4.1%
      170,690  Advance Auto Parts, Inc.*...............     8,346,741
      120,245  Cost Plus, Inc.*........................     3,447,424
      200,885  Hollywood Entertainment Corporation*....     3,033,364
      472,248  Movie Gallery, Inc.*....................     6,139,224
      101,320  Rent-A-Center, Inc.*....................     5,060,934
                                                         ------------
                                                           26,027,687
                                                         ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  TELECOMMUNICATIONS EQUIPMENT-3.4%
      312,860  Harris Corporation......................  $  8,228,218
      479,950  Polycom, Inc.*..........................     4,569,124
      812,030  Powerwave Technologies, Inc.*...........     4,384,962
    2,125,722  Stratex Networks, Inc.*.................     4,697,846
                                                         ------------
                                                           21,880,150
                                                         ------------
  TRADING COMPANIES & DISTRIBUTORS-1.5%
      258,745  Fastenal Company........................     9,674,476
                                                         ------------
  TRUCKING-2.7%
      107,070  SCS Transportation, Inc.*...............     1,061,064
      436,756  Werner Enterprises, Inc.................     9,403,357
      269,455  Yellow Corporation*.....................     6,787,841
                                                         ------------
                                                           17,252,262
                                                         ------------
  TOTAL COMMON STOCKS (DOMESTIC)
  (COST-$662,800,102)..................................   567,096,579
                                                         ------------

  COMMON STOCKS (FOREIGN)-3.0%
  AIR FREIGHT & LOGISTICS-0.6%
      145,650  UTI Worldwide, Inc. (VI)................     3,823,313
                                                         ------------
  HOTELS, RESORTS & CRUISE LINES-0.8%
      225,055  Fairmont Hotels & Resorts, Inc. ADR
               (CA)....................................     5,300,045
                                                         ------------
  INSURANCE BROKERS-0.8%
      201,710  Platinum Underwriters Holdings Limited
               (BD) *..................................     5,315,059
                                                         ------------
  PHARMACEUTICALS-0.8%
      126,500  Taro Pharmaceutical Industries Limited
               ADR (IS) *..............................     4,756,400
                                                         ------------
  TOTAL COMMON STOCKS (FOREIGN)
  (COST-$18,874,818)...................................    19,194,817
                                                         ------------

  WARRANTS (DOMESTIC)-0.0%
  PAPER PACKAGING-0.0%
       20,795  American Bank Note Holographics, Inc.
               Warrants *..............................           208
                                                         ------------
  TOTAL WARRANTS (DOMESTIC)
  (COST-$0)............................................           208
                                                         ------------

  PRINCIPAL AMOUNT                                       AMORTIZED COST

  ---------------------------------------------------------------------

  CORPORATE SHORT-TERM NOTES-11.7%
  HEALTHCARE EQUIPMENT-0.3%
  $ 1,500,000  Becton Dickinson & Company
               1.20% 1/2/03............................   $  1,499,950
                                                          ------------
  INDUSTRIAL CONGLOMERATES-3.1%
   20,000,000  General Electric Capital Corporation
               1.18% 1/3/03............................     19,998,689
                                                          ------------
  PHARMACEUTICALS-4.3%
   27,500,000  Novartis Finance Corporation
               1.35% 1/2/03............................     27,498,969
                                                          ------------
  PROPERTY & CASUALTY INSURANCE-4.0%
   25,500,000  General Reinsurance Corporation
               1.28% 1/7/03............................     25,494,560
                                                          ------------
  TOTAL CORPORATE SHORT-TERM NOTES
  (AMORTIZED COST-$74,492,168).........................     74,492,168
                                                          ------------
  TOTAL INVESTMENTS-103.7%
  (TOTAL COST-$756,167,088)............................    660,783,772
  OTHER ASSETS AND LIABILITIES-(3.7%)..................    (23,868,407)
                                                          ------------
  NET ASSETS-100.0%....................................   $636,915,365
                                                          ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................  $   756,167,088
                                                    ---------------
Investment securities, at market..................      660,783,772
Cash..............................................          616,357
Receivables:
  Investment securities sold......................        4,533,264
  Capital shares sold.............................        2,220,039
  Dividends.......................................           65,529
  From transfer agent.............................          187,029
Other assets......................................           18,149
                                                    ---------------
    Total Assets..................................      668,424,139
                                                    ---------------

LIABILITIES
Payables:
  Investment securities purchased.................       22,462,523
  Capital shares redeemed.........................        8,301,467
  Advisory fees...................................          479,695
  Shareholder servicing fees......................           54,399
  Accounting fees.................................           31,051
  Distribution fees...............................          107,789
  Custodian fees..................................              831
  Other...........................................           71,019
                                                    ---------------
    Total Liabilities.............................       31,508,774
                                                    ---------------
Net Assets........................................  $   636,915,365
                                                    ===============

Net Assets--Class A...............................  $    67,184,448
Shares Outstanding--Class A.......................        3,519,561
Net Asset Value, Redemption Price Per Share.......  $         19.09
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $         20.25

Net Assets--Class B...............................  $    18,804,305
Shares Outstanding--Class B.......................        1,010,991
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         18.60

Net Assets--Class C...............................  $     7,793,597
Shares Outstanding--Class C.......................          418,916
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         18.60

Net Assets--Class F...............................  $   498,969,664
Shares Outstanding--Class F.......................       26,201,106
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         19.04

Net Assets--Class R...............................  $    42,871,996
Shares Outstanding--Class R.......................        2,229,420
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         19.23

Net Assets--Class T...............................  $     1,291,355
Shares Outstanding--Class T.......................           68,716
Net Asset Value, Redemption Price Per Share.......  $         18.79
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $         19.68

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................  $       788,215
  Interest........................................        1,538,727
  Foreign taxes withheld..........................           (2,153)
                                                    ---------------
    Total Investment Income.......................        2,324,789
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        6,900,672
  Shareholder servicing fees--Note 2..............          737,923
  Accounting fees--Note 2.........................          340,380
  Distribution fees--Note 2.......................        1,950,671
  Transfer agency fees--Note 2....................        1,207,614
  Registration fees--Note 2.......................          124,784
  Postage and mailing expenses....................          164,267
  Custodian fees and expenses--Note 2.............           31,659
  Printing expenses...............................          109,529
  Legal and audit fees............................          130,651
  Directors' fees and expenses....................          104,056
  Other expenses..................................          194,516
                                                    ---------------
    Total Expenses................................       11,996,722
    Earnings Credits..............................          (24,377)
    Waived Expenses...............................              (44)
    Expense Offset to Broker Commissions..........           (5,238)
                                                    ---------------
    Net Expenses..................................       11,967,063
                                                    ---------------
  Net Investment (Loss)...........................       (9,642,274)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....     (254,766,071)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      (84,564,881)
                                                    ---------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and
    Foreign Currency Translation..................     (339,330,952)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (348,973,226)
                                                    ===============

Purchases of long-term securities.................  $   976,155,716
Proceeds from sales of long-term securities.......  $ 1,029,902,315

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR ENDED      YEAR ENDED
                                             12/31/02        12/31/01
                                          --------------  --------------
OPERATIONS
Net Investment (Loss)...................  $   (9,642,274) $   (7,344,671)
Net Realized (Loss) from Security
  Transactions..........................    (254,766,071)   (212,663,273)
Net Change in Unrealized
  Appreciation/Depreciation.............     (84,564,881)    (22,735,374)
                                          --------------  --------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (348,973,226)   (242,743,318)
                                          --------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................               0        (420,801)
  Class B...............................               0        (131,424)
  Class C...............................               0         (62,834)
  Class F...............................               0      (3,036,535)
  Class R...............................               0        (217,995)
  Class T...............................               0          (8,399)
                                          --------------  --------------
Net (Decrease) from Dividends and
  Distributions.........................               0      (3,877,988)
                                          --------------  --------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                            YEAR ENDED      YEAR ENDED
                                             12/31/02        12/31/01
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   21,923,140  $   84,892,338
  Class B...............................         651,636       2,082,961
  Class C...............................         641,512       1,991,061
  Class F...............................     130,099,247     219,631,246
  Class R...............................      10,145,622      67,602,397
  Class T...............................         336,876       1,480,056
Reinvested dividends and distributions
  Class A...............................               0         358,581
  Class B...............................               0         112,444
  Class C...............................               0          42,737
  Class F...............................               0       2,977,058
  Class R...............................               0         206,579
  Class T...............................               0           6,399
                                          --------------  --------------
                                             163,798,033     381,383,857
Cost of shares redeemed
  Class A...............................     (35,269,582)    (72,989,157)
  Class B...............................      (6,458,671)     (7,537,295)
  Class C...............................      (4,919,524)     (5,398,286)
  Class F...............................    (204,045,538)   (239,526,179)
  Class R...............................      (8,031,975)     (7,354,185)
  Class T...............................        (666,201)       (535,081)
                                          --------------  --------------
                                            (259,391,491)   (333,340,183)
Net Increase (Decrease) from Capital
  Share Transactions....................     (95,593,458)     48,043,674
                                          --------------  --------------
Net (Decrease) in Net Assets............    (444,566,684)   (198,577,632)

NET ASSETS
  Beginning of year.....................  $1,081,482,049  $1,280,059,681
                                          --------------  --------------
  End of year...........................  $  636,915,365  $1,081,482,049
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,210,871,512  $1,316,107,244
Accumulated undistributed net investment
  (loss)................................               0               0
Accumulated undistributed net realized
  (loss) from security transactions.....    (478,572,831)   (223,806,760)
Unrealized (depreciation) on investments
  and foreign currency translation......     (95,383,316)    (10,818,435)
                                          --------------  --------------
Total...................................  $  636,915,365  $1,081,482,049
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................   $ 28.50     $  34.79    $  40.88
Income from investment operations:
    Net investment (loss)..........     (0.31)       (0.17)      (0.03)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (9.10)       (6.02)      (3.45)
                                      -------     --------    --------
        Total from investment
          operations...............     (9.41)       (6.19)      (3.48)
Less distributions:
    From net investment income.....      0.00         0.00        0.00
    From net realized gains........      0.00        (0.10)      (2.61)
                                      -------     --------    --------
        Total distributions........      0.00        (0.10)      (2.61)
Net Asset Value, end of year.......   $ 19.09     $  28.50    $  34.79
                                      =======     ========    ========
Total Return/Ratios
    Total return*..................    (33.02%)     (17.78%)     (8.18%)
    Net assets, end of period
      (000s).......................   $67,184     $117,773    $131,298
    Net expenses to average net
      assets#......................      1.35%        1.18%       1.20%
    Gross expenses to average net
      assets#......................      1.35%        1.19%       1.24%
    Net investment (loss) to
      average net assets...........     (1.08%)      (0.58%)     (0.21%)
    Portfolio turnover rate@.......       128%         110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................   $ 28.03     $ 34.49     $ 40.88
Income from investment operations:
    Net investment income (loss)...     (0.69)      (0.45)      (0.21)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (8.74)      (5.91)      (3.57)
                                      -------     -------     -------
        Total from investment
          operations...............     (9.43)      (6.36)      (3.78)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00       (0.10)      (2.61)
                                      -------     -------     -------
        Total distributions........      0.00       (0.10)      (2.61)
Net Asset Value, end of year.......   $ 18.60     $ 28.03     $ 34.49
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (33.64%)    (18.43%)     (8.92%)
    Net assets, end of period
      (000s).......................   $18,804     $35,845     $50,883
    Net expenses to average net
      assets#......................      2.26%       1.96%       1.94%
    Gross expenses to average net
      assets#......................      2.26%       1.97%       1.97%
    Net investment (loss) to
      average net assets...........     (1.98%)     (1.35%)     (1.02%)
    Portfolio turnover rate@.......       128%        110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................    $28.05     $ 34.51     $ 40.88
Income from investment operations:
    Net investment (loss)..........     (0.86)      (0.48)      (0.19)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (8.59)      (5.88)      (3.57)
                                       ------     -------     -------
        Total from investment
          operations...............     (9.45)      (6.36)      (3.76)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00       (0.10)      (2.61)
                                       ------     -------     -------
        Total distributions........      0.00       (0.10)      (2.61)
Net Asset Value, end of year.......    $18.60     $ 28.05     $ 34.51
                                       ======     =======     =======
Total Return/Ratios
    Total return*..................    (33.69%)    (18.42%)     (8.87%)
    Net assets, end of period
      (000s).......................    $7,794     $17,031     $25,275
    Net expenses to average net
      assets#......................      2.26%       1.96%       1.94%
    Gross expenses to average net
      assets#......................      2.27%       1.98%       1.97%
    Net investment (loss) to
      average net assets...........     (1.99%)     (1.36%)     (1.01%)
    Portfolio turnover rate@.......       128%        110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                2002       2001        2000       1999       1998
                                                              ---------  ---------  ----------  ---------  ---------
CLASS F SHARES
Net Asset Value, beginning of year..........................  $  28.45   $  34.74   $    40.86  $  24.37   $  23.45
Income from investment operations:
    Net investment (loss)...................................     (0.36)     (0.20)       (0.07)    (0.08)     (0.07)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     (9.05)     (5.99)       (3.44)    22.72       3.15
                                                              --------   --------   ----------  --------   --------
        Total from investment operations....................     (9.41)     (6.19)       (3.51)    22.64       3.08
Less distributions:
    From net investment income..............................      0.00       0.00         0.00      0.00       0.00
    From net realized gains.................................      0.00      (0.10)       (2.61)    (6.15)     (2.16)
                                                              --------   --------   ----------  --------   --------
        Total distributions.................................      0.00      (0.10)       (2.61)    (6.15)     (2.16)
Net Asset Value, end of year................................  $  19.04   $  28.45   $    34.74  $  40.86   $  24.37
                                                              ========   ========   ==========  ========   ========
Total Return/Ratios
    Total return............................................    (33.08%)   (17.81%)      (8.26%)    94.59%    14.19%
    Net assets, end of period (000s)........................  $498,970   $847,330   $1,066,003  $806,152   $241,124
    Net expenses to average net assets#.....................      1.40%      1.24%        1.25%     1.45%      1.55%
    Gross expenses to average net assets#...................      1.41%      1.25%        1.28%     1.46%      1.57%
    Net investment (loss) to average net assets.............     (1.13%)    (0.64%)      (0.46%)    (0.96%)    (0.91%)
    Portfolio turnover rate@................................       128%       110%         108%      157%       121%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  year.............................   $ 28.64     $ 34.87     $ 40.88
Income from investment operations:
    Net investment income (loss)...     (0.18)      (0.08)       0.00*
    Net (losses) on securities
      (both realized and
      unrealized)..................     (9.23)      (6.05)      (3.40)
                                      -------     -------     -------
        Total from investment
          operations...............     (9.41)      (6.13)      (3.40)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00       (0.10)      (2.61)
                                      -------     -------     -------
        Total distributions........      0.00       (0.10)      (2.61)
Net Asset Value, end of year.......   $ 19.23     $ 28.64     $ 34.87
                                      =======     =======     =======
Total Return/Ratios
    Total return...................    (32.86%)    (17.57%)     (7.98%)
    Net assets, end of period
      (000s).......................   $42,872     $61,163     $ 4,693
    Net expenses to average net
      assets#......................      1.10%       0.94%       0.93%
    Gross expenses to average net
      assets#......................      1.10%       0.95%       0.96%
    Net investment income (loss) to
      average net assets...........     (0.82%)     (0.38%)      0.01%
    Portfolio turnover rate@.......       128%        110%        108%

  * Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................    $28.24      $34.69      $40.88
Income from investment operations:
    Net investment (loss)..........     (0.54)      (0.33)      (0.09)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (8.91)      (6.02)      (3.49)
                                       ------      ------      ------
        Total from investment
          operations...............     (9.45)      (6.35)      (3.58)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00       (0.10)      (2.61)
                                       ------      ------      ------
        Total distributions........      0.00       (0.10)      (2.61)
Net Asset Value, end of year.......    $18.79      $28.24      $34.69
                                       ======      ======      ======
Total Return/Ratios
    Total return*..................    (33.46%)    (18.30%)     (8.43%)
    Net assets, end of period
      (000s).......................    $1,291      $2,341      $1,908
    Net expenses to average net
      assets#......................      2.06%       1.82%       1.44%
    Gross expenses to average net
      assets#......................      2.06%       1.83%       1.48%
    Net investment (loss) to
      average net assets...........     (1.79%)     (1.24%)     (0.50%)
    Portfolio turnover rate@.......       128%        110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $149,840 and $10 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $321,072 and $8,211 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $93,481 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $6,923 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $44.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $222,860, $66,222, $29,302, and $4,384, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $198,666, $87,906, $1,659,715, and $4,384, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $12,403, $5,037 $3,226, $92,797, $8,891, and $2,430, respectively, for state registration fees. During the year ended December 31, 2002, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
   $9,642,274                  $0                $(9,642,274)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2009 and 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $        0
Accumulated Capital Losses..................................  $441,601,561
Post-October Capital Loss Deferral..........................  $16,478,920
Post-October Currency Loss Deferral.........................  $        0
Federal Tax Cost............................................  $776,659,439
Unrealized Appreciation.....................................  $35,160,183
Unrealized (Depreciation)...................................  $(151,035,850)
Net (Depreciation)..........................................  $(115,875,667)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                 YEAR         YEAR
                                                                 ENDED        ENDED
                                                               12/31/02     12/31/01
                                                              -----------  -----------
CLASS A
      Shares sold...........................................      914,819    2,794,165
      Shares issued for dividends reinvested................            0       12,710
      Shares redeemed.......................................   (1,527,408)  (2,448,786)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........     (612,589)     358,089
CLASS B
      Shares sold...........................................       26,778       69,523
      Shares issued for dividends reinvested................            0        4,055
      Shares redeemed.......................................     (294,496)    (270,221)
      NET (DECREASE) IN SHARES OUTSTANDING..................     (267,718)    (196,643)
CLASS C
      Shares sold...........................................       27,424       67,786
      Shares issued for dividends reinvested................            0        1,535
      Shares redeemed.......................................     (215,764)    (194,552)
      NET (DECREASE) IN SHARES OUTSTANDING..................     (188,340)    (125,231)
CLASS F
      Shares sold...........................................    5,520,185    7,349,674
      Shares issued for dividends reinvested................            0      106,203
      Shares redeemed.......................................   (9,099,776)  (8,357,314)
      NET (DECREASE) IN SHARES OUTSTANDING..................   (3,579,591)    (901,437)
CLASS R
      Shares sold...........................................      438,891    2,249,179
      Shares issued for dividends reinvested................            0        7,323
      Shares redeemed.......................................     (344,725)    (255,806)
      NET INCREASE IN SHARES OUTSTANDING....................       94,166    2,000,696
CLASS T
      Shares sold...........................................       14,612       46,116
      Shares issued for dividends reinvested................            0          314
      Shares redeemed.......................................      (28,799)     (18,526)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........      (14,187)      27,904

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   OTHER INFORMATION
    (unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions was $3,877,988 of long-term capital gains. Of the ordinary income distributions declared for the period ended December 31, 2001, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                      This page intentionally left blank.

                      This page intentionally left blank.

                        For More Information


                                DREYFUS FOUNDERS
                                DISCOVERY FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2003 Dreyfus Service Corporation                            182AR1202

Annual Report

Dreyfus Founders
Government Securities Fund

Dreyfus Founders
Money Market Fund
Investment Update
December 31, 2002

Table of Contents

Government Securities Fund Management Overview                              3
Government Securities Fund Statement of Investments                         8
Money Market Fund Statement of Investments*                                 11
Statements of Assets and Liabilities                                        13
Statements of Operations                                                    14
Statements of Changes in Net Assets                                         15
Government Securities Fund Financial Highlights                             16
Money Market Fund Financial Highlights                                      17
Notes to Financial Statements                                               18
Report of Independent Accountants                                           25
Other Information                                                           26
Your Board Representatives                                                  27

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

*This report includes financial information for the Money Market Fund as of December 31, 2002, but does not include a discussion of Fund performance.

The views expressed herein are current to the date of this report. The views and the composition of the Funds' portfolios are subject to change at any time based on market and other conditions. The Funds' percentage holdings as of December 31, 2002 are included in the Statements of Investments.

          Not FDIC-Insured    Not Bank-Guaranteed    May Lose Value

Government Securities Fund
Management Overview

A discussion with portfolio manager Margaret Danuser

How did the Fund perform relative to its benchmark in 2002?

While it wasn't the spectacular year that we had hoped for, the investment environment in 2002 was more favorable for fixed-income investments than for other asset classes, such as equities.

The Dreyfus Founders Government Securities Fund posted a positive return in 2002, one that was slightly below the 11.96% return of its primary benchmark, the Lehman Brothers U.S. Treasury Composite Index. The Fund outperformed the 9.10% average return of its peers in the Lipper Intermediate U.S. Government Fund category in 2002. (See Pages 6 and 7 for the Fund's total returns and a description of the Lehman Brothers U.S. Treasury Composite Index.)

What were the dynamics of the bond market in 2002?

Several factors affected the fixed-income markets during the year, resulting in solid performance in the higher-quality sectors such as Treasuries, which in 2002 outperformed all other sectors of the fixed-income market. First, Treasuries benefited from a weak equity market and from deteriorating economic fundamentals in the U.S. Worries over war with Iraq and threats of further terrorist attacks also led investors to prefer safety to returns, benefiting Treasuries.

"Our decision to position the Fund with an overweight exposure to Treasuries and Agencies-as opposed to mortgages-was beneficial to returns in 2002."

Corporate scandals weakened the investment environment, and caused spreads to widen in both the corporate and high-yielding areas of the fixed-income market. Rating agencies reacted to the situation by revising their estimates of company risk in many cases.

Second, these sectors served as a relative safe haven for investors, some of whom reacted to external events by redirecting their money into the Treasury market. In short, many of the trends we saw in the first half of the year continued throughout most of the second half.

The corporate bond market registered remarkable performance in November, as investors reacted to the stock market's strength and weighed concerns about geopolitical uncertainty. Historically, military action has been positive for the Treasury market.

The final and ever-present factor that affects the fixed-income investment environment is the Federal Reserve Board's bias and action. While the Fed made 11 interest rate cuts in 2001, it made just one in 2002. This comparative steadiness showed a "wait and see" attitude as the Fed delayed action to determine the results from its many stimulative efforts. The Fed eventually did cut interest rates-by 50 basis points-in November, a move that took many market participants by surprise due to its magnitude.

What management decisions had the most impact on results?

We invested the Fund in very high-quality issues in 2002, and this decision benefited returns for much of the year. We note that in the fourth quarter, lower-quality issues outperformed higher-quality ones, but all fixed-income classes rose.

Our decision to position the Fund with an overweight exposure to Treasuries and Agencies-as opposed to mortgages-was beneficial to returns in 2002. The mortgage sector suffered relative to both Treasuries and Agencies as low interest rates caused record-high mortgage refinancing activity and mortgage prepayments.

What exposure the Fund did have to mortgages in 2002 dampened returns, as in retrospect, we invested in this sector a little bit early. To the detriment of performance, we did not anticipate another refinancing boom in September-October 2002. At year-end, mortgages, including Small Business Administration amortizing loan pools, represented slightly less than 8% of the Fund's assets.

In 2002, the yield curve was a little steeper than we anticipated it would be. However, the Fund ended the year with just under 6% of assets in long-dated securities (10-plus years to maturity) and a little more than 47% of its assets invested in short-dated securities (0-3 years to maturity).

Given our research and views on the investment environment that prevailed in 2002, we were determined to concentrate on higher-quality issues. At the end of the year, the Fund had more than 88% of its assets in AAA-rated bonds, and slightly less than 9% of assets in cash.

The Fund's modified duration at year-end was 3.54 years, a slight reduction from the 4.36 years on June 30, 2002. Average maturity was 4.78 years.

What is your outlook for 2003, and what strategy do you expect to employ?

In 2003, we believe a higher-interest rate environment may begin to emerge. Other sectors may outperform Treasuries in such a scenario, and we expect to position the Fund accordingly.

Of course, the prospects for fixed-income investing depend quite a bit on the perceived opportunities in the equity markets. In 2002, we saw defensive-minded investors move their money away from equities and into fixed income to avoid the equity markets' volatility. If investors believe that the stock market is regaining its footing in 2003, they could reallocate their funds back into equities in anticipation of renewed performance in that asset class.

Growth of $10,000 Investment

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Government Securities Fund on 12/31/92 to a $10,000 investment made in an unmanaged securities index on that date.

The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers.

The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding certain securities, that have at least one year to maturity and an outstanding par value of at least $100 million. This index's total return figures do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

Average Annual Total Return as of 12/31/02

Class F Shares                1                5                10              Since
(Inception Date)             Year            Years             Years          Inception
    3/1/88                  10.86%           6.61%             5.50%            6.44%

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, fee waivers, and adjustments for financial statement purposes.

One factor we will be focusing on is the prospect of improving and sustainable corporate earnings, which would indicate a pick-up in demand by both businesses and consumers. We also will continue to monitor and analyze the U.S. employment picture, geopolitical events, and threats of terrorism. The U.S. government's increasing budget deficit, and the market's overall tone in 2003, also will contribute to our research and investing decisions.

While the bond market as a whole will react in response to some or all of these factors, we expect to concentrate on our primary goal: seeking investment opportunity among high-quality bonds all along the yield curve.


Margaret R. Danuser
Portfolio Manager

   GOVERNMENT SECURITIES FUND
   STATEMENT OF INVESTMENTS
    December 31, 2002

PRINCIPAL
AMOUNT
----------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES-83.9%
AGENCY PASS THROUGH-3.4%
$   473,539  U.S. Small Business Administration Series 10-A
             6.64% 2/1/11......................................  $   522,937
                                                                 -----------
MORTGAGE-BACKED SECURITIES-4.5%
    125,992  Federal Home Loan Mortgage Corporation
             7.50% 11/1/29 Pool #C32819........................      134,104
             Federal National Mortgage Association:
    354,440  6.50% 10/1/31 Pool #596063........................      369,217
    179,593  7.00% 3/1/12 Pool #373543.........................      191,338
                                                                 -----------
                                                                     694,659
                                                                 -----------
U.S. AGENCIES-58.3%
             Federal Home Loan Bank:
    250,000  4.125% 1/14/05....................................      261,353
    150,000  5.40% 10/25/06....................................      164,603
    495,000  5.625% 2/15/08....................................      552,423
    400,000  6.70% 4/4/17 Callable 4/4/05......................      431,569
    355,000  7.125% 2/15/05....................................      393,491
             Federal Home Loan Mortgage Corporation:
    500,000  4.75% 10/11/12 Callable 10/11/05..................      505,103
    250,000  4.875% 3/15/07....................................      270,123
    250,000  5.125% 10/15/08...................................      272,648
    300,000  5.125% 7/15/12....................................      319,302
    150,000  5.55% 4/10/06 Callable 4/10/03....................      151,455
    350,000  6.00% 6/15/11.....................................      396,413
    230,000  6.625% 9/15/09....................................      269,799
    400,000  7.375% 5/15/03....................................      408,962

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

PRINCIPAL AMOUNT                                                 MARKET VALUE
-----------------------------------------------------------------------------

U.S. AGENCIES-58.3% (CONTINUED)
             Federal National Mortgage Association:
$   500,000  1.25% 5/14/03.....................................  $   497,850
    500,000  1.77% 3/7/03......................................      498,950
    300,000  4.25% 7/15/07.....................................      316,321
    300,000  5.00% 1/15/07.....................................      325,187
    300,000  5.25% 1/15/09.....................................      328,220
    400,000  5.36% 11/29/11 Callable 11/29/04..................      417,275
    150,000  5.75% 2/15/08.....................................      168,065
    300,000  6.00% 5/15/08.....................................      339,815
    300,000  6.625% 10/15/07...................................      347,298
    250,000  7.125% 6/15/10....................................      301,683
             Tennessee Valley Authority:
    500,000  5.375% 11/13/08...................................      549,926
    350,000  7.125% 5/1/30.....................................      434,636
                                                                 -----------
                                                                   8,922,470
                                                                 -----------
U.S. TREASURY BONDS-5.8%
             U.S. Treasury Bond:
    400,000  5.00% 2/15/11.....................................      439,500
    250,000  5.25% 11/15/28....................................      261,123
    150,000  7.25% 5/15/16.....................................      192,070
                                                                 -----------
                                                                     892,693
                                                                 -----------
U.S. TREASURY NOTES-11.9%
             U.S. Treasury Inflation Index Note
    229,721  3.375% 1/15/12....................................      251,127
             U.S. Treasury Note:
    200,000  4.75% 2/15/04.....................................      207,828
    500,000  6.25% 2/15/07.....................................      573,653
    500,000  6.50% 8/15/05.....................................      559,260
    200,000  7.00% 7/15/06.....................................      231,882
                                                                 -----------
                                                                   1,823,750
                                                                 -----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$11,949,431).............................................   12,856,509
                                                                 -----------

SUPRANATIONAL OBLIGATIONS-1.4%
    200,000  International Bank for Reconstruction &
             Development
             4.00% 1/10/05.....................................      208,846
                                                                 -----------
TOTAL SUPRANATIONAL OBLIGATIONS
(COST-$202,214)................................................      208,846
                                                                 -----------

SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

PRINCIPAL AMOUNT                                                 MARKET VALUE
-----------------------------------------------------------------------------

GOVERNMENT BONDS (FOREIGN)-2.7%
 CAD305,000  Province of Quebec
             6.50% 12/1/05 (CA)................................  $   208,310
 CAD305,000  Province of Saskatchewan
             6.00% 6/1/06 (CA).................................      206,886
                                                                 -----------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$411,069)................................................      415,196
                                                                 -----------
CORPORATE BONDS (DOMESTIC)-3.7%
DIVERSIFIED COMMERCIAL SERVICES-3.7%
$   500,000  Stanford University
             6.16% 4/30/11.....................................      559,724
                                                                 -----------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$500,000)................................................      559,724
                                                                 -----------
PRINCIPAL                                                         AMORTIZED
AMOUNT                                                               COST
-----------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-7.8%
CONSUMER ELECTRONICS-3.2%
$   500,000  Sharp Electronics Corporation
             1.35% 1/6/03......................................  $   499,905
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES-4.6%
    700,000  American Express Credit Corporation
             1.35% 1/2/03......................................      699,973
                                                                 -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,199,878)....................................    1,199,878
                                                                 -----------
TOTAL INVESTMENTS-99.5%
(TOTAL COST-$14,262,592).......................................   15,240,153
OTHER ASSETS AND LIABILITIES-0.5%..............................       77,812
                                                                 -----------
NET ASSETS-100.0%..............................................  $15,317,965
                                                                 ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   MONEY MARKET FUND
   STATEMENT OF INVESTMENTS
    December 31, 2002

PRINCIPAL AMOUNT                                                 AMORTIZED COST
-------------------------------------------------------------------------------

U.S. AGENCY DISCOUNT NOTES-46.4%
             Federal Home Loan Bank:
$ 2,300,000  1.25% 1/22/03.....................................   $ 2,298,323
  2,400,000  1.27% 1/17/03.....................................     2,398,645
  3,000,000  1.74% 1/8/03......................................     2,998,984
             Federal Home Loan Mortgage Company:
  2,200,000  1.26% 2/13/03.....................................     2,196,689
  3,200,000  1.27% 1/21/03.....................................     3,197,742
  2,400,000  1.28% 1/14/03.....................................     2,398,891
  2,000,000  1.46% 01/02/03....................................     1,999,918
             Federal National Mortgage Association:
  2,800,000  1.24% 2/5/03......................................     2,796,624
  1,600,000  1.26% 1/15/03.....................................     1,599,216
  1,100,000  1.26% 2/12/03.....................................     1,098,383
  2,200,000  1.28% 1/3/03......................................     2,199,844
    700,000  1.28% 2/26/03.....................................       698,606
  1,000,000  1.48% 2/7/03......................................       998,479
  1,000,000  1.49% 10/17/03....................................       988,039
                                                                  -----------
TOTAL U.S. AGENCY DISCOUNT NOTES
(COST-$27,868,383).............................................    27,868,383
                                                                  -----------

CORPORATE SHORT-TERM NOTES-54.1%
AGRICULTURAL PRODUCTS-3.2%
  1,900,000  Archer Daniels Midland Company
             1.35% 4/8/03......................................     1,893,089
                                                                  -----------
AUTOMOBILE MANUFACTURERS-3.5%
  2,100,000  Toyota Motor Credit Corporation
             1.32% 2/11/03.....................................     2,096,843
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-2.1%
  1,300,000  Paccar Finance Corporation
             1.32% 1/3/03......................................     1,296,949
                                                                  -----------
CONSUMER ELECTRONICS-4.0%
  2,400,000  Sharp Electronics Corporation
             1.33% 1/27/03.....................................     2,397,695
                                                                  -----------
CONSUMER FINANCE-2.2%
  1,300,000  American Family Financial Services
             1.33% 4/30/03.....................................     1,294,285
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES-3.8%
  2,300,000  TransAmerica Finance
             1.33% 1/16/03.....................................     2,298,725
                                                                  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

PRINCIPAL AMOUNT                                                 AMORTIZED COST
-------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES-12.0%
$ 3,000,000  American Express Credit Corporation
             1.33% 1/9/03......................................   $ 2,999,113
  2,900,000  Morgan Stanley Dean Witter
             1.37% 1/6/03......................................     2,899,448
  1,300,000  National Rural Utilities
             1.38% 1/13/03.....................................     1,299,402
                                                                  -----------
                                                                    7,197,963
                                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-3.3%
  2,000,000  Hitachi America Limited
             1.40% 2/5/03......................................     1,997,278
                                                                  -----------
HEALTHCARE EQUIPMENT-4.0%
  2,400,000  Becton-Dickinson & Company
             1.30% 3/10/03.....................................     2,394,107
                                                                  -----------
INDUSTRIAL CONGLOMERATES-4.0%
  1,400,000  General Electric Capital Corporation
             1.30% 1/10/03.....................................     1,399,545
  1,000,000  General Electric Capital Services
             1.31% 3/12/03.....................................       997,453
                                                                  -----------
                                                                    2,396,998
                                                                  -----------
INTEGRATED OIL & GAS-7.3%
  2,100,000  BP America, Inc.
             1.31% 3/26/03.....................................     2,093,581
  2,300,000  Chevron UK Investment
             1.34% 3/4/03......................................     2,294,692
                                                                  -----------
                                                                    4,388,273
                                                                  -----------
MULTI-LINE INSURANCE-2.8%
  1,700,000  American General Finance Corporation
             1.32% 2/10/03.....................................     1,697,507
                                                                  -----------
PHARMACEUTICALS-1.9%
  1,150,000  Abbott Laboratories
             1.26% 1/7/03......................................     1,149,759
                                                                  -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$32,499,471)...................................    32,499,471
                                                                  -----------
TOTAL INVESTMENTS-100.5%
(TOTAL COST-$60,367,854).......................................    60,367,854
OTHER ASSETS AND LIABILITIES-(0.5%)............................      (281,844)
                                                                  -----------
NET ASSETS-100.0%..............................................   $60,086,010
                                                                  ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF ASSETS AND LIABILITIES
    December 31, 2002

                                                               GOVERNMENT       MONEY
                                                               SECURITIES      MARKET
                                                                  FUND          FUND
                                                              -------------  -----------
ASSETS
Investment securities, at cost..............................  $ 14,262,592   $60,367,854
                                                              ------------   -----------
Investment securities, at market............................    15,240,153    60,367,854
Cash........................................................        49,038        20,917
Receivables:
  Capital shares sold.......................................        13,398       161,241
  Interest..................................................       169,964             0
Other assets................................................        48,355       101,679
                                                              ------------   -----------
    Total Assets............................................    15,520,908    60,651,691
                                                              ------------   -----------

LIABILITIES
Payables:
  Capital shares redeemed...................................       122,952       393,778
  Advisory fees.............................................         4,483        23,307
  Shareholder servicing fees................................         2,166         8,357
  Accounting fees...........................................           394         1,593
  Distribution fees.........................................         2,762             0
  Custodian fees............................................           198           170
  Other.....................................................        67,077       138,207
  Dividends.................................................         2,911           269
                                                              ------------   -----------
    Total Liabilities.......................................       202,943       565,681
                                                              ------------   -----------
Net Assets..................................................  $ 15,317,965   $60,086,010
                                                              ============   ===========
Net Assets--Class F.........................................  $ 15,317,965   $60,086,010
Shares Outstanding--Class F.................................     1,505,384    60,086,010
Net Asset Value, Offering and Redemption Price Per Share....  $      10.18   $      1.00

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF OPERATIONS
    For the year ended December 31, 2002
-

                                                              GOVERNMENT      MONEY
                                                              SECURITIES     MARKET
                                                                 FUND         FUND
                                                              -----------  -----------
INVESTMENT INCOME:
Income:
  Interest..................................................  $  639,771   $1,204,668
                                                              ----------   ----------
    Total Investment Income.................................     639,771    1,204,668
                                                              ----------   ----------
Expenses:
  Advisory fees--Note 2.....................................      86,201      338,156
  Shareholder servicing fees--Note 2........................      24,046      104,758
  Accounting fees--Note 2...................................       6,268       30,773
  Distribution fees--Note 2.................................      33,154            0
  Transfer agency fees--Note 2..............................       7,273       28,146
  Registration fees--Note 2.................................      14,721       17,516
  Postage and mailing expenses..............................       3,775       10,916
  Custodian fees and expenses--Note 2.......................       2,944        4,565
  Printing expenses.........................................       8,869       20,681
  Legal and audit fees......................................       1,458        9,477
  Directors' fees and expenses..............................       1,381        6,092
  Other expenses............................................       5,563       15,422
                                                              ----------   ----------
    Total Expenses..........................................     195,653      586,502
    Earnings Credits........................................        (739)      (1,347)
    Reimbursed/Waived Expenses..............................     (72,493)     (45,268)
                                                              ----------   ----------
    Net Expenses............................................     122,421      539,887
                                                              ----------   ----------
  Net Investment Income.....................................     517,350      664,781
                                                              ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain from Security Transactions................      65,811            0
Net Realized Gain from Foreign Currency Transactions........         376            0
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation................     773,401            0
                                                              ----------   ----------

    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................     839,588            0
                                                              ----------   ----------
Net Increase in Net Assets Resulting from Operations........  $1,356,938   $  664,781
                                                              ==========   ==========

Purchases of long-term U.S. Government Obligations..........  $4,901,316   $        0
Proceeds from sales of long-term U.S. Government
Obligations.................................................  $3,300,840   $        0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                     GOVERNMENT
                                                                  SECURITIES FUND            MONEY MARKET FUND
                                                              ------------------------  ---------------------------
                                                              YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                               12/31/02     12/31/01      12/31/02      12/31/01
                                                              -----------  -----------  ------------  -------------
OPERATIONS
Net Investment Income.......................................  $   517,350  $   538,438  $    664,781  $   2,883,211
Net Realized Gain (Loss) from Security Transactions.........       65,811      267,425             0       (237,936)
Net Realized Gain from Foreign Currency Transactions........          376            0             0              0
Net Change in Unrealized Appreciation/Depreciation..........      773,401     (143,622)            0              0
Gain on Sale to Adviser--Note 2.............................            0            0             0        235,308
                                                              -----------  -----------  ------------  -------------
  Net Increase in Net Assets Resulting from Operations......    1,356,938      662,241       664,781      2,880,583
                                                              -----------  -----------  ------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class F...................................................     (517,350)    (538,429)     (664,781)    (2,880,281)
                                                              -----------  -----------  ------------  -------------
Net (Decrease) from Dividends and Distributions.............     (517,350)    (538,429)     (664,781)    (2,880,281)
                                                              -----------  -----------  ------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class F...................................................    7,564,081    8,511,991    32,908,230     72,709,270
Reinvested dividends and distributions
  Class F...................................................      485,777      513,477       640,894      2,825,938
                                                              -----------  -----------  ------------  -------------
                                                                8,049,858    9,025,468    33,549,124     75,535,208
Cost of Shares Redeemed
  Class F...................................................   (5,538,614)  (7,566,229)  (49,391,268)  (103,560,510)
                                                              -----------  -----------  ------------  -------------
Net Increase (Decrease) from Capital Share Transactions.....    2,511,244    1,459,239   (15,842,144)   (28,025,302)
                                                              -----------  -----------  ------------  -------------
Net Increase (Decrease) in Net Assets.......................    3,350,832    1,583,051   (15,842,144)   (28,025,000)
NET ASSETS
  Beginning of year.........................................  $11,967,133  $10,384,082  $ 75,928,154  $ 103,953,154
                                                              -----------  -----------  ------------  -------------
  End of year...............................................  $15,317,965  $11,967,133  $ 60,086,010  $  75,928,154
                                                              ===========  ===========  ============  =============
Net Assets consist of:
Capital (par value and paid-in surplus).....................  $14,765,290  $14,831,972  $ 60,086,925  $  75,929,069
Accumulated undistributed net investment income.............        2,114        1,737        18,518         18,518
Accumulated undistributed net realized (loss) from security
  transactions..............................................     (426,974)  (3,070,710)      (19,433)       (19,433)
Unrealized appreciation on investments and foreign currency
  translation...............................................      977,535      204,134             0              0
                                                              -----------  -----------  ------------  -------------
Total.......................................................  $15,317,965  $11,967,133  $ 60,086,010  $  75,928,154
                                                              ===========  ===========  ============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   GOVERNMENT SECURITIES FUND
   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year

                                                 YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------
                               2002          2001          2000          1999          1998
                           ------------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of year......    $  9.55       $  9.41       $  8.96       $  9.74       $  9.28
Income from investment
  operations:
    Net investment
      income.............       0.38          0.45          0.47          0.42          0.43
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........       0.63          0.14          0.45         (0.78)         0.46
                             -------       -------       -------       -------       -------
        Total from
          investment
          operations.....       1.01          0.59          0.92         (0.36)         0.89
Less distributions:
    From net investment
      income.............      (0.38)        (0.45)        (0.47)        (0.42)        (0.43)
    From net realized
      gains..............       0.00          0.00          0.00*         0.00          0.00
                             -------       -------       -------       -------       -------
        Total
         distributions...      (0.38)        (0.45)        (0.47)        (0.42)        (0.43)
Net Asset Value, end of
  year...................    $ 10.18       $  9.55       $  9.41       $  8.96       $  9.74
                             =======       =======       =======       =======       =======
Total Return/Ratios
    Total return.........      10.86%         6.37%        10.57%        (3.77%)        9.76%
    Net assets, end of
      period (000s)......    $15,318       $11,967       $10,384       $13,276       $15,220
    Net expenses to
      average net
      assets#, +.........       0.92%         0.98%         1.29%         1.31%         1.25%
    Gross expenses to
      average net
      assets#, +.........       0.93%         1.00%         1.35%         1.35%         1.28%
    Net investment income
      to
      average net
      assets+............       3.90%         4.67%         5.13%         4.47%         4.46%
    Portfolio turnover
      rate@..............         28%           73%           88%          127%           90%

  * Distributions from net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the management company or its affiliates. Had these fees not been waived, the net expense ratios would have been 1.47%
     (2002), 1.48% (2001), 1.49% (2000), 1.49% (1999), and 1.46% (1998). The
     gross expense ratios would have been 1.48% (2002), 1.50% (2001), 1.55%
     (2000), 1.53% (1999), and 1.49% (1998). The net investment income ratios would have been 3.35% (2002), 4.17% (2001), 4.93% (2000), 4.29% (1999), and
     4.25% (1998).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

   MONEY MARKET FUND
   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                               YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------
                            2002        2001          2000          1999          1998
                           -------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of year......  $  1.00    $  1.00       $   1.00      $  1.00       $  1.00
Income from investment
  operations:
    Net investment
      income.............     0.01       0.03           0.05         0.04          0.05
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........     0.00       0.00           0.00         0.00          0.00
                           -------    -------       --------      -------       -------
        Total from
          investment
          operations.....     0.01       0.03           0.05         0.04          0.05
Less distributions:
    From net investment
      income.............    (0.01)     (0.03)         (0.05)       (0.04)        (0.05)
    From net realized
      gains..............     0.00       0.00           0.00         0.00          0.00
                           -------    -------       --------      -------       -------
        Total
         distributions...    (0.01)     (0.03)         (0.05)       (0.04)        (0.05)
Net Asset Value, end of
  year...................  $  1.00    $  1.00       $   1.00      $  1.00       $  1.00
                           =======    =======       ========      =======       =======
Total Return/Ratios
    Total return.........     0.98%      3.40%          5.62%        4.35%         4.67%
    Net assets, end of
      period (000s)......  $60,086    $75,928       $103,953      $92,866       $91,415
    Net expenses to
      average net
      assets#, +.........     0.80%      0.79%          0.84%        0.89%         0.85%
    Gross expenses to
      average net
      assets#, +.........     0.80%      0.79%          0.87%        0.91%         0.87%
    Net investment income
      to average net
      assets+............     0.98%      3.38%          5.54%        4.30%         4.67%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the management company or its affiliates for the years ended December 31, 2002 and 2001. Had these fees not been waived, the net expense ratios would have been 0.87% (2002) and 0.84% (2001). The gross expense ratios would have been 0.87% (2002) and 0.84% (2001). The net investment income ratios would have been 0.91% (2002) and 3.33% (2001).

SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Fund. All of the Company's series funds are diversified portfolios. The following notes pertain to Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (individually, a "Fund" and, collectively the "Funds"). The Funds offer Class F shares. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.
  SECURITIES VALUATION--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term debt securities, with remaining maturities of 60 days or less at the time of purchase, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market. The Funds amortize premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Funds may invest at least a portion of their assets in foreign securities. In the event a Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations.
  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve them from all income taxes. The Funds are treated as separate tax entities for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of the Company's general expenses based on the relative net assets or the number of shareholder accounts of each Fund. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the respective Fund's net assets. The fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million for Government Securities Fund and 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million for Money Market Fund.
  Founders has agreed to waive the portion of it management fee for the Government Securities Fund that exceeds 0.35% of the first $250 million of average net assets and 0.20% of the average net assets in excess of $250 million. Founders also agreed to waive the portion of its management fee for the Money Market Fund that exceeds 0.45% of the first $250 million of average net assets, 0.40% of the next $250 million of average net assets, 0.35% of the next $250 million of average net assets, and 0.30% of average net assets in excess of $750 million. These waivers will extend through at least August 31, 2003, and will not be terminated without prior notice to the Company's board of directors. During the year ended December 31, 2002, Founders waived $39,785 and $33,816 for Government Securities Fund and Money Market Fund, respectively.
  Founders serves as investment adviser to the Funds. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Funds' shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Funds. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003.
  Mellon Bank serves as custodian for the Funds. During the period from September 1, 2002 to December 31, 2002, Government Securities Fund and Money Market Fund were charged $755 and $1,080, respectively, for these services. The amounts paid to Mellon were reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by the custodian. The custodian has also agreed to a fee waiver for the Company during the time periods and in the amounts set forth below:

     TIME PERIOD     AMOUNT OF WAIVER
     -----------     ----------------
          9/1/02 to
    8/31/03........     $  100,000
          9/1/03 to
    8/31/04........     $  150,000
          9/1/04 to
    8/31/05........     $  200,000
          9/1/05 to
    8/31/06........     $  200,000

  The fee waiver is allocated among all series funds of the Company in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the fee waivers for Government Securities Fund and Money Market Fund were $85 and $39, respectively.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. Each Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per shareholder account of each Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.06% of the average daily net assets of each Fund on the first $500 million, 0.04% of the average daily net assets of each Fund on the next $500 million, and 0.02% of the average daily net assets of each Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed the fees payable under the Funds' prior fee schedule, discussed below, and to the extent they exceed Founders' costs in providing the services. During the year ended December 31, 2002, Founders waived $2,474 and $11,413 for Government Securities Fund and Money Market Fund, respectively. Prior to
June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of the Company's ten series, taken as a whole, from $0 to $500 million and 0.02% of the net assets of the Company's ten series, taken as a whole, in excess of $500

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the series on a pro rata basis based on relative average daily net assets.
  Government Securities Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, Government Securities Fund is authorized to reimburse DSC (which in turn is authorized to reimburse Founders) for distribution expenses at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2002, Founders elected not to collect the full 0.25% from Government Securities Fund and waived $30,149, which resulted in the Fund paying 0.02% under the plan.
  Founders has agreed to limit the annual state registration fees to 2.00% of each Fund's average daily net assets. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, annual state registration fees did not exceed 2.00% of the average daily net assets of either Fund.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Company's ten series. The amount paid to the director under the plan will be determined based upon the performance of the selected series. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Funds.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.
  On January 5, 2001, Founders purchased from the Money Market Fund commercial paper of Pacific Gas and Electric Company ("PG&E") after the paper had been downgraded by securities rating services. Founders paid the Money Market Fund $1,199,308 based on the amortized cost of the paper on that date. The market value of the commercial paper on that date was approximately $964,000. The PG&E holding represented approximately 1.3% of the Fund and the payment had no impact on total return.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. The tax character of dividends was $517,350 and $664,781 of ordinary income for Government Securities Fund and Money Market Fund, respectively. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

                                     UNDISTRIBUTED    UNDISTRIBUTED
                                     NET INVESTMENT    NET REALIZED       PAID-IN
                                         INCOME      GAINS AND LOSSES     CAPITAL
                                     --------------  ----------------  -------------
Government Securities Fund.........       $377          $2,577,549      $(2,577,926)
Money Market Fund..................       $  0          $        0      $         0

  The tax components of capital represent distribution requirements the Funds must satisfy and losses or tax deductions the Funds may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for Government Securities Fund expires in the years 2003 through 2008. Net capital loss carryovers utilized in 2002 by the Government Securities Fund amounted to $65,811. During the year ended December 31, 2002, $2,577,925 of capital loss carryovers for Government Securities Fund expired. The capital loss carryover for Money Market Fund will expire in the years 2007 through 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

                                          GOVERNMENT SECURITIES FUND  MONEY MARKET FUND
                                          --------------------------  -----------------
Undistributed Ordinary Income...........         $     2,114             $    18,518
Accumulated Capital Losses..............         $   426,974             $    19,433
Post-October Capital Loss Deferral......         $         0             $         0
Post-October Currency Loss Deferral.....         $         0             $         0
Federal Tax Cost........................         $14,262,592             $60,367,854
Unrealized Appreciation.................         $   977,561             $         0
Unrealized (Depreciation)...............         $         0             $         0
Net Appreciation........................         $   977,561             $         0

4. FUND SHARE TRANSACTIONS
Government Securities Fund is authorized to issue 100 million shares of $0.01 par value capital stock. Money Market Fund is authorized to issue 2 billion shares of $0.01 par value capital stock. Transactions in shares of the Funds for the periods indicated were as follows:

                                              YEAR           YEAR
                                              ENDED          ENDED
                                            12/31/02       12/31/01
                                          -------------  -------------
GOVERNMENT SECURITIES FUND--CLASS F:
      Sold..............................        771,488        890,904
      Reinvested Dividends..............         49,466         53,677
      Redeemed..........................       (568,897)      (794,189)
      NET INCREASE IN SHARES
        OUTSTANDING.....................        252,057        150,392
MONEY MARKET FUND--CLASS F:
      Sold..............................     32,907,034     72,709,270
      Reinvested Dividends..............        640,894      2,825,938
      Redeemed..........................    (49,391,268)  (103,560,510)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................    (15,843,340)   (28,025,302)

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (two of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   OTHER INFORMATION
    (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2002, 0.00% qualified for the dividends received deduction available to the Funds' corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the other series funds of the Company since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Funds' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

Dreyfus Founders Funds
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A Mellon Financial Company (SM)
2930 East Third Avenue
Denver, CO  80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Funds and their directors is available in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including management fees and expenses. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2003

(c) 2003 Founders Asset Management LLC, Broker-Dealer.

A-646-GMM-02

Annual Report

Dreyfus Founders
Growth Fund
Investment Update
December 31, 2002




Dreyfus Founders Funds(R)
        The Growth Specialist

Table of Contents

Management Overview                                                        3
Statement of Investments                                                  10
Statement of Assets and Liabilities                                       15
Statement of Operations                                                   17
Statements of Changes in Net Assets                                       18
Financial Highlights                                                      19
Notes to Financial Statements                                             25
Report of Independent Accountants                                         33
Your Board Representatives                                                35


Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Management Overview

A discussion with portfolio manager
John Jares, CFA

How did the Fund perform relative to its benchmark in 2002?

The Dreyfus Founders Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, which dropped 27.88% for the year. (See pages 6 and 7 for the Fund's total returns and a description of the index.)

Describe the broad market factors during the period.

In the first quarter, we noted that technology-related firms were struggling, but we didn't see many companies missing their earnings estimates. The broader market appeared to be in decent shape. Fears over a war with Iraq began to emerge in the second quarter.

By July and August, it became clear that the economic environment was deteriorating. The effect was most evident in the continued decline in corporate spending, which in turn starved the revenue streams of the industries that depend on corporate spending. Particularly hard hit were travel-related industries like air transportation and hotel accommodation.

The heightened uncertainty over military conflict combined with a weak economy to create an environment in which companies were reluctant to spend and investors were unwilling to take valuation risk. In this scenario, we saw the major indexes decline in the double digits, with

"Together with the poor economy, the heightened uncertainty over military conflict created an environment in which companies were reluctant to spend and investors were unwilling to take valuation risk. In this scenario, we saw double-digit declines in the major indexes in 2002."

Performance Highlights

- The Dreyfus Founders Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, in 2002.

- Much of the year's good news centered on consumers and on their spending, which was sustained throughout the year.

- The portfolio suffered from some stock-specific disappointments in the technology and healthcare areas.

- Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year, which served to cushion returns during 2002.


the Standard & Poor's 500 Index dropping more than 22%, the Dow Jones Industrial Average declining 15%, and the tech-heavy Nasdaq Composite Index falling more than 30% in 2002.(1)

There were a few positive factors, though. Much of the good news in 2002 centered on consumers and on their spending, which was sustained throughout the year. The Federal Reserve Board's easy monetary policy anchored consumer-friendly opportunities such as zero-percent financing on autos, mortgage refinancing, and rising home prices. Our research indicated that a portion of consumers' newfound disposable income was spent on casual dining and home improvement, benefiting related companies such as Home Depot, Inc.


What management decisions had the most impact on results?

The growth-oriented issues that the Fund targets suffered significantly in the investment environment that prevailed in 2002. The hangover from the 1990s' tech boom continued to unwind, and although consumers were spending, the spending was selective. Companies in the utilities sector did not perform well, nor did telecommunications-related issues. By largely staying away from these areas, the Fund avoided the potential for additional losses.

(1) The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks the performance of 30 major industrial companies traded on the New York Stock Exchange and accounts for both changes in security price and reinvestment of dividends, but does not reflect the cost of managing a mutual fund. The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund.

The Fund's holdings in information technology and healthcare were the poorest performers during the period, on both an absolute basis and relative to the Index. One such stock-specific disappointment, and the Fund's worst performer in 2002, was Brocade Communications Systems, Inc. Post 9/11, many U.S. and international companies were purchasing Brocade's network solutions products. This spending continued through mid-2002 but then halted abruptly as competitors announced plans for promising alternatives. Brocade pre-announced that it would not meet Street analysts' profit forecasts for the three months ending in October, and this announcement-coupled with the deterioration in Brocade's quality of earnings and competitive position-further damaged the company's share price.

As we researched consumer-oriented companies, we were selective in our purchases for the Fund, remaining underweight in consumer staples-related companies vs. the benchmark. Returns in this sector were hindered by declines in the share prices of holdings like Phillip Morris Companies, Inc., Coca-Cola Company, and select grocery store companies. Phillip Morris, which manufactures and sells cigarettes, foods and beverages, and beer, saw its share price tumble when investors became concerned about both lawsuits and the regulatory environment. Furthermore, the company began reporting lower volume sales as the number of smokers decreased and as discount brands seized market share.


LARGEST EQUITY HOLDINGS  (TICKER SYMBOL)
         1.       Microsoft Corporation  (MSFT)               4.26%
         2.       SPDR Trust Series 1  (SPY)                  4.05%
         3.       General Electric Company  (GE)              3.09%
         4.       Citigroup, Inc.  (C)                        2.75%
         5.       Forest Laboratories, Inc.  (FRX)            2.59%
         6.       Pfizer, Inc.  (PFE)                         2.39%
         7.       Clear Channel Communications, Inc.  (CCU)   2.33%
         8.       Viacom, Inc. Class B  (VIA.B)               2.26%
         9.       3M Company  (MMM)                           2.15%
         10.      MBNA Corporation  (KRB)                     1.88%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

We feel that the Fund's longstanding underweight exposure to stocks in the healthcare sector-specifically pharmaceuticals-has benefited performance. However, the sector overall was a relative safe haven in 2002, and our limited holdings did not allow us to fully exploit the defensive nature of the industry. As a result, our stock picking among healthcare companies had a mixed effect on the Fund. Holdings in biotechnology companies such as Amgen, Inc. and Genentech, Inc., and a position in generic drug manufacturer Forest Laboratories, Inc., added positive


Growth of $10,000 Investment

  Dreyfus Founders                                 Russell 1000
Growth Fund - Class F           S&P 500 Index      Growth Index

     $24,433                      $17,584             $19,131


Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

performance to the Fund. We added Forest Laboratories to the portfolio mid-year and it was the Fund's top performer in 2002. The company is moving further into the branded prescription and non-prescription drug market with Lexapro, its follow-up to Celexa, a successful blockbuster product that expanded the market for depression treatments.


Meanwhile, the Fund lost significant ground with other healthcare-related stocks. Two such disappointments were Genzyme Corporation, a company that develops and markets therapeutic and diagnostic products for genetic disorders and other chronic debilitating diseases, and Swiss-based Serono SA, which focuses on the niche markets of reproductive health, neurology, growth and metabolism drugs. We had underestimated how economically product that expanded the market for depression treatments.

Meanwhile, the Fund lost significant ground with other healthcare-related stocks. Two such disappointments were Genzyme Corporation, a company that develops and markets therapeutic and diagnostic products for genetic disorders and other chronic debilitating diseases, and Swiss-based Serono SA, which focuses on the niche markets of reproductive health, neurology, growth and metabolism drugs. We had underestimated how economically


Average Annual Total Return as of 12/31/02


                                                              INCEPTION            1           5       10            SINCE
                                                                DATE             YEAR        YEARS    YEARS         INCEPTION
Class A Shares
                  With sales charge (5.75%)                   12/31/99          (33.21%)         -        -         (28.56%)
                  Without sales charge                        12/31/99          (29.15%)         -        -         (27.14%)
Class B Shares
                  With redemption*                            12/31/99          (32.49%)         -        -         (28.22%)
                  Without redemption                          12/31/99          (29.67%)         -        -         (27.63%)
Class C Shares
                  With redemption**                           12/31/99          (30.34%)         -        -         (27.66%)
                  Without redemption                          12/31/99          (29.63%)         -        -         (27.66%)
Class F Shares                                                  1/5/62          (28.96%)     (7.57%)   5.81%           n/a
Class R Shares                                                12/31/99          (29.04%)         -        -         (27.02%)
Class T Shares
                  With sales charge (4.50%)                   12/31/99          (33.12%)         -        -         (28.86%)
                  Without sales charge                        12/31/99          (29.96%)         -        -         (27.75%)


Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

         Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

sensitive Serono's products were, and the share price declined. Similarly, investors sold Genzyme's shares when inventory issues with its Renagel product resurfaced.

Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year. This cushioned returns meaningfully. Although we seek to keep the Fund fully invested, which we define as holding about 5% of Fund assets in cash, having an above-normal cash position gave us flexibility to buy selectively when we found promising opportunities late in the year.

Our research revealed an ample number of opportunities among consumer discretionary-related companies, resulting an overweight exposure to consumer discretionary stocks vs. the benchmark Russell 1000 Growth Index. We demonstrated good stock picking here, further aiding relative returns. One example landed among the Fund's top-performing holdings for the year. Royal Caribbean Cruises Limited, the world's second-largest cruise company, enjoyed favorable industry dynamics in 2002. The cruise line industry cut prices to stimulate demand following the terrorist attacks of 9/11, and consumers responded. At the same time, Royal Caribbean cut


Portfolio Composition

19.21%    Consumer Discretionary
17.04%    Healthcare
16.60%    Information Technology
11.94%    Financials
10.66%    Industrials
 4.56%    Consumer Staples
 3.52%    Energy
 1.89%    Materials
 1.47%    Utilities
 4.05%    Other
 9.06%    Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

costs significantly in order to widen margins. We held this position at year-end but will be closely monitoring the competitive landscape early in the year, when most cruises are booked. From this data, we'll get a clearer sense of the company's prospects for 2003.


What is your outlook for 2003, and what strategy do you expect to employ?

For 2003, we expect to revisit opportunities in the larger-cap pharmaceuticals market, which is presenting attractive dynamics. For instance, many companies have fewer drugs coming off patent in 2003, meaning they will retain valuable revenue streams. Additionally, our fundamental, bottom-up research indicates that current valuations are attractive, and that drug discovery pipelines have products that could launch in 2004. Coupled with reduced competition from generic drugs (the result of fewer patent expirations in 2003), we expect numerous investment opportunities to arise for the Fund in the pharmaceuticals sub sector.

More broadly, we expect the U.S. economy to begin to repair itself. The situation in Iraq is tenuous, and while a short-term action would be positive for the stock market, a long-term engagement could have the opposite effect.

Whatever the year ahead brings, we are focused on evaluating stocks one by one. Our process is unchanged, and we continue to search out companies that we believe can grow faster than the market expects. Our research-driven approach includes extensive financial modeling and frequent interaction with company management. With this strategy and process in place, we feel prepared for the investing challenges 2003 is likely to present.


/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-88.1%
AIRLINES-0.8%
      317,367  Delta Air Lines, Inc..............................       $  3,840,141
                                                                        ------------
ALUMINUM-0.4%
       90,125  Alcoa, Inc........................................          2,053,048
                                                                        ------------
APPLICATION SOFTWARE-1.6%
      295,100  PeopleSoft, Inc.*.................................          5,400,330
      251,325  Siebel Systems, Inc.*.............................          1,879,911
                                                                        ------------
                                                                           7,280,241
                                                                        ------------
BANKS-3.0%
      113,050  Bank of America Corporation.......................          7,864,889
      130,475  Wells Fargo & Company.............................          6,115,363
                                                                        ------------
                                                                          13,980,252
                                                                        ------------
BIOTECHNOLOGY-1.8%
       69,910  Amgen, Inc.*......................................          3,379,449
      153,175  Genentech, Inc.*..................................          5,079,283
                                                                        ------------
                                                                           8,458,732
                                                                        ------------
BROADCASTING & CABLE TV-4.5%
      291,725  Clear Channel Communications, Inc.*...............         10,878,425
      370,858  Comcast Corporation Special Class A*..............          8,377,682
       58,350  Cox Communications, Inc.*.........................          1,657,140
                                                                        ------------
                                                                          20,913,247
                                                                        ------------
BUILDING PRODUCTS-0.5%
       34,958  American Standard Companies, Inc.*................          2,486,912
                                                                        ------------
CASINOS & GAMING-1.5%
      224,992  Mandalay Resort Group*............................          6,887,005
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.1%
      214,200  Best Buy Company, Inc.*...........................          5,172,930
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMPUTER HARDWARE-1.6%
       74,535  Dell Computer Corporation*........................       $  1,993,066
       88,950  Hewlett-Packard Company...........................          1,544,172
       51,600  International Business Machines Corporation.......          3,999,000
                                                                        ------------
                                                                           7,536,238
                                                                        ------------
CONSUMER FINANCE-1.9%
      460,400  MBNA Corporation..................................          8,756,808
                                                                        ------------
DATA PROCESSING SERVICES-1.0%
      130,675  First Data Corporation............................          4,627,202
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-0.8%
      332,350  Cendant Corporation*..............................          3,483,028
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-6.4%
      364,142  Citigroup, Inc....................................         12,814,157
       41,075  Freddie Mac.......................................          2,425,479
       70,150  Goldman Sachs Group, Inc..........................          4,777,215
      160,525  Morgan Stanley....................................          6,408,158
      278,450  Stilwell Financial, Inc...........................          3,639,342
                                                                        ------------
                                                                          30,064,351
                                                                        ------------
DRUG RETAIL-0.2%
       31,525  Walgreen Company..................................            920,215
                                                                        ------------
EXCHANGE TRADED FUNDS-4.1%
      213,650  SPDR Trust Series 1...............................         18,863,159
                                                                        ------------
GAS UTILITIES-1.5%
      161,700  Kinder Morgan, Inc................................          6,835,059
                                                                        ------------
GENERAL MERCHANDISE STORES-1.3%
      121,221  Wal-Mart Stores, Inc..............................          6,122,873
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-1.0%
       99,075  Express Scripts, Inc. Class A*....................          4,759,563
                                                                        ------------
HEALTHCARE EQUIPMENT-1.6%
      175,350  Boston Scientific Corporation*....................          7,455,882
                                                                        ------------
HEALTHCARE FACILITIES-0.8%
       85,725  HCA, Inc..........................................          3,557,588
                                                                        ------------
HOME IMPROVEMENT RETAIL-0.6%
       69,625  Lowe's Companies, Inc.............................          2,610,938
                                                                        ------------
HOUSEHOLD PRODUCTS-2.1%
       94,875  Colgate-Palmolive Company.........................          4,974,296
       57,350  Procter & Gamble Company..........................          4,928,659
                                                                        ------------
                                                                           9,902,955
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-5.2%
       81,225  3M Company........................................       $ 10,015,043
      592,309  General Electric Company..........................         14,422,724
                                                                        ------------
                                                                          24,437,767
                                                                        ------------
INDUSTRIAL GASES-0.7%
       59,075  Praxair, Inc......................................          3,412,763
                                                                        ------------
INDUSTRIAL MACHINERY-1.2%
       82,675  Illinois Tool Works, Inc..........................          5,362,301
                                                                        ------------
INTEGRATED OIL & GAS-1.2%
      164,400  Exxon Mobil Corporation...........................          5,744,136
                                                                        ------------
LEISURE FACILITIES-1.2%
      343,555  Royal Caribbean Cruises Limited...................          5,737,369
                                                                        ------------
LEISURE PRODUCTS-0.3%
       64,525  Mattel, Inc.......................................          1,235,654
                                                                        ------------
MANAGED HEALTHCARE-0.5%
      143,150  Caremark Rx, Inc.*................................          2,326,188
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.1%
      113,075  Harley-Davidson, Inc..............................          5,224,065
                                                                        ------------
MOVIES & ENTERTAINMENT-4.2%
      172,225  AOL Time Warner, Inc.*............................          2,256,148
      258,846  Viacom, Inc. Class B*.............................         10,550,563
      415,800  Walt Disney Company...............................          6,781,698
                                                                        ------------
                                                                          19,588,409
                                                                        ------------
MULTI-LINE INSURANCE-0.6%
       49,599  American International Group, Inc.................          2,869,302
                                                                        ------------
NETWORKING EQUIPMENT-0.7%
      259,405  Cisco Systems, Inc.*..............................          3,398,206
                                                                        ------------
OIL & GAS DRILLING-0.4%
       53,075  Nabors Industries Limited*........................          1,871,955
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES-1.5%
       49,275  BJ Services Company*..............................          1,592,075
      160,850  Smith International, Inc.*........................          5,246,927
                                                                        ------------
                                                                           6,839,002
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-0.4%
       41,000  Anadarko Petroleum Corporation....................          1,963,900
                                                                        ------------
PERSONAL PRODUCTS-1.1%
      190,300  Estee Lauder Companies, Inc. Class A..............          5,023,920
                                                                        ------------


------------------------------------------------------------------------------------
SHARES                                                                  MARKET VALUE

PHARMACEUTICALS-10.5%
      189,950  Abbott Laboratories...............................       $  7,598,000
       21,400  Barr Laboratories, Inc.*..........................          1,392,926
      122,925  Forest Laboratories, Inc.*........................         12,073,694
      161,300  Johnson & Johnson.................................          8,663,423
      147,075  Merck & Company, Inc..............................          8,325,916
      363,713  Pfizer, Inc.......................................         11,118,706
                                                                        ------------
                                                                          49,172,665
                                                                        ------------
PUBLISHING-1.7%
      174,262  Tribune Company...................................          7,921,951
                                                                        ------------
RAILROADS-1.2%
       90,700  Union Pacific Corporation.........................          5,430,209
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-0.9%
       70,650  KLA-Tencor Corporation*...........................          2,498,891
       56,075  Novellus Systems, Inc.*...........................          1,574,586
                                                                        ------------
                                                                           4,073,477
                                                                        ------------
SEMICONDUCTORS-2.2%
      308,850  Broadcom Corporation*.............................          4,651,281
      141,026  Intel Corporation.................................          2,195,775
      128,225  Linear Technology Corporation.....................          3,297,947
                                                                        ------------
                                                                          10,145,003
                                                                        ------------
SOFT DRINKS-1.2%
      123,450  Coca-Cola Company.................................          5,409,579
                                                                        ------------
SPECIALTY STORES-1.7%
       47,225  AutoZone, Inc.*...................................          3,336,446
      170,825  Office Depot, Inc.*...............................          2,521,377
       94,750  Tiffany & Company.................................          2,265,473
                                                                        ------------
                                                                           8,123,296
                                                                        ------------
STEEL-0.7%
       81,474  Nucor Corporation.................................          3,364,876
                                                                        ------------
SYSTEMS SOFTWARE-7.1%
      108,575  Adobe Systems, Inc................................          2,704,603
      384,113  Microsoft Corporation*............................         19,858,636
      666,025  Oracle Corporation*...............................          7,193,070
      205,510  VERITAS Software Corporation*.....................          3,210,066
                                                                        ------------
                                                                          32,966,375
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT-0.5%
       62,825  QUALCOMM, Inc.*...................................          2,286,202
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$464,425,897)..............................................        410,496,937
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-2.9%
IT CONSULTING & SERVICES-1.4%
      350,175  Accenture Limited Class A ADR (BD)*...............       $  6,299,648
                                                                        ------------
PHARMACEUTICALS-0.8%
       95,500  Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)..........................................          3,687,255
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT-0.7%
      219,600  Nokia Oyj Sponsored ADR (FI)......................          3,403,800
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$12,974,368)...............................................         13,390,703
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST

------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-9.9%
AUTOMOBILE MANUFACTURERS-4.7%
$  22,100,000  Toyota Motor Credit Corporation
               1.10% 1/3/03......................................       $ 22,098,649
                                                                        ------------
HEALTHCARE EQUIPMENT-0.3%
    1,500,000  Becton Dickinson & Company
               1.20% 1/2/03......................................          1,499,950
                                                                        ------------
PHARMACEUTICALS-4.9%
   22,900,000  Novartis Finance Corporation
               1.35% 1/2/03......................................         22,899,141
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$46,497,740).....................................         46,497,740
                                                                        ------------
TOTAL INVESTMENTS-100.9%
(TOTAL COST-$523,898,005)........................................        470,385,380
OTHER ASSETS AND LIABILITIES-(0.9%)..............................         (4,256,854)
                                                                        ------------
NET ASSETS-100.0%................................................       $466,128,526
                                                                        ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................  $523,898,005
                                                    ------------
Investment securities, at market..................   470,385,380
Cash..............................................     1,031,009
Receivables:
  Capital shares sold.............................     1,267,452
  Dividends.......................................       494,191
  From transfer agent.............................        40,413
Other assets......................................         4,454
                                                    ------------
    Total Assets..................................   473,222,899
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................     1,606,210
  Capital shares redeemed.........................     4,644,502
  Advisory fees...................................       307,749
  Shareholder servicing fees......................        47,881
  Accounting fees.................................        24,744
  Distribution fees...............................       193,435
  Other...........................................       269,852
                                                    ------------
    Total Liabilities.............................     7,094,373
                                                    ------------
Net Assets........................................  $466,128,526
                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (CONTINUED)

Net Assets--Class A...............................  $  5,149,221
Shares Outstanding--Class A.......................       689,995
Net Asset Value, Redemption Price Per Share.......  $       7.46
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       7.92

Net Assets--Class B...............................  $ 11,603,099
Shares Outstanding--Class B.......................     1,589,059
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       7.30

Net Assets--Class C...............................  $  1,528,113
Shares Outstanding--Class C.......................       209,688
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       7.29

Net Assets--Class F...............................  $443,307,046
Shares Outstanding--Class F.......................    59,294,591
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       7.48

Net Assets--Class R...............................  $  4,332,942
Shares Outstanding--Class R.......................       577,418
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       7.50

Net Assets--Class T...............................  $    208,105
Shares Outstanding--Class T.......................        28,623
Net Asset Value, Redemption Price Per Share.......  $       7.27
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       7.61

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................  $     4,681,864
  Interest........................................        1,290,229
  Foreign taxes withheld..........................          (19,293)
                                                    ---------------
    Total Investment Income.......................        5,952,800
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        4,719,908
  Shareholder servicing fees--Note 2..............          621,726
  Accounting fees--Note 2.........................          274,421
  Distribution fees--Note 2.......................        1,700,147
  Transfer agency fees--Note 2....................        1,088,436
  Registration fees--Note 2.......................          122,450
  Postage and mailing expenses....................          143,269
  Custodian fees and expenses--Note 2.............           22,630
  Printing expenses...............................          103,289
  Legal and audit fees............................          125,424
  Directors' fees and expenses....................           85,902
  Other expenses..................................          154,419
                                                    ---------------
    Total Expenses................................        9,162,021
    Earnings Credits..............................          (20,325)
    Expense Offset to Broker Commissions..........           (2,461)
                                                    ---------------
    Net Expenses..................................        9,139,235
                                                    ---------------
  Net Investment (Loss)...........................       (3,186,435)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....     (161,500,402)
Net Realized Gain from Foreign Currency
Transactions......................................              219
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...      (56,838,030)
                                                    ---------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...     (218,338,213)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (221,524,648)
                                                    ===============

Purchases of long-term securities.................  $   802,383,226
Proceeds from sales of long-term securities.......  $   980,112,653

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR ENDED      YEAR ENDED
                                             12/31/02        12/31/01
                                          --------------  --------------
OPERATIONS
Net Investment (Loss)...................  $   (3,186,435) $   (6,493,667)
Net Realized (Loss) from Security
  Transactions..........................    (161,500,402)   (500,420,277)
Net Realized Gain from Foreign Currency
  Transactions..........................             219               0
Net Change in Unrealized
  Appreciation/Depreciation.............     (56,838,030)    150,377,365
                                          --------------  --------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (221,524,648)   (356,536,579)
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................       1,575,474       8,718,130
  Class B...............................       1,071,298       5,046,747
  Class C...............................         176,384         872,746
  Class F...............................      57,283,483     144,240,162
  Class R...............................       3,853,596       2,393,330
  Class T...............................          16,192         326,557
Shares issued in connection with
  acquisition--Note 6
  Class A...............................          83,443               0
  Class B...............................         297,814               0
  Class C...............................          36,681               0
  Class F...............................       1,602,235               0
  Class R...............................             475               0
  Class T...............................           7,690               0
                                          --------------  --------------
                                              66,004,765     161,597,672
Cost of shares redeemed
  Class A...............................      (2,098,062)     (6,306,430)
  Class B...............................      (3,943,995)     (3,714,222)
  Class C...............................        (869,314)     (1,109,434)
  Class F...............................    (269,338,661)   (375,396,792)
  Class R...............................        (477,386)       (218,572)
  Class T...............................        (295,522)       (318,291)
                                          --------------  --------------
                                            (277,022,940)   (387,063,741)
                                          --------------  --------------
Net (Decrease) from Capital Share
  Transactions..........................    (211,018,175)   (225,466,069)
                                          --------------  --------------
Net (Decrease) in Net Assets............    (432,542,823)   (582,002,648)

NET ASSETS
  Beginning of year.....................  $  898,671,349  $1,480,673,997
                                          --------------  --------------
  End of year...........................  $  466,128,526  $  898,671,349
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,321,066,417  $1,534,336,254
Accumulated undistributed net investment
  (loss)................................               0               0
Accumulated undistributed net realized
  (loss) from security transactions.....    (801,425,266)   (639,135,352)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  translation...........................     (53,512,625)      3,470,447
                                          --------------  --------------
Total...................................  $  466,128,526  $  898,671,349
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................    $10.53      $14.02      $23.88
Income from investment operations:
    Net investment (loss)..........     (0.06)      (0.05)      (0.05)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (3.01)      (3.44)      (6.39)
                                       ------      ------      ------
        Total from investment
          operations...............     (3.07)      (3.49)      (6.44)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                       ------      ------      ------
        Total distributions........      0.00        0.00       (3.42)
Net Asset Value, end of year.......    $ 7.46      $10.53      $14.02
                                       ======      ======      ======
Total Return/Ratios
    Total return*..................    (29.15%)    (24.89%)    (27.30%)
    Net assets, end of period
      (000s).......................    $5,149      $7,795      $8,655
    Net expenses to average net
      assets#......................      1.48%       1.20%       1.05%
    Gross expenses to average net
      assets#......................      1.48%       1.21%       1.08%
    Net investment (loss) to
      average net assets...........     (0.56%)     (0.47%)     (0.54%)
    Portfolio turnover rate@.......       139%        152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................   $ 10.38     $ 13.91     $ 23.88
Income from investment operations:
    Net investment (loss)..........     (0.18)      (0.13)      (0.11)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (2.90)      (3.40)      (6.44)
                                      -------     -------     -------
        Total from investment
          operations...............     (3.08)      (3.53)      (6.55)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (3.42)
Net Asset Value, end of year.......   $  7.30     $ 10.38     $ 13.91
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (29.67%)    (25.38%)    (27.77%)
    Net assets, end of period
      (000s).......................   $11,603     $19,829     $25,359
    Net expenses to average net
      assets#......................      2.22%       1.92%       1.80%
    Gross expenses to average net
      assets#......................      2.22%       1.93%       1.82%
    Net investment (loss) to
      average net assets...........     (1.30%)     (1.20%)     (1.29%)
    Portfolio turnover rate@.......       139%        152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................    $10.36      $13.92      $23.88
Income from investment operations:
    Net investment (loss)..........     (0.26)      (0.18)      (0.10)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (2.81)      (3.38)      (6.44)
                                       ------      ------      ------
        Total from investment
          operations...............     (3.07)      (3.56)      (6.54)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                       ------      ------      ------
        Total distributions........      0.00        0.00       (3.42)
Net Asset Value, end of year.......    $ 7.29      $10.36      $13.92
                                       ======      ======      ======
Total Return/Ratios
    Total return*..................    (29.63%)    (25.58%)    (27.72%)
    Net assets, end of period
      (000s).......................    $1,528      $2,979      $4,384
    Net expenses to average net
      assets#......................      2.37%       2.10%       1.80%
    Gross expenses to average net
      assets#......................      2.37%       2.11%       1.82%
    Net investment (loss) to
      average net assets...........     (1.46%)     (1.38%)     (1.28%)
    Portfolio turnover rate@.......       139%        152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2002       2001        2000        1999        1998
                                                              ---------  ---------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value, beginning of year..........................  $  10.53   $  14.03   $    23.87  $    20.41  $    17.28
Income from investment operations:
    Net investment income (loss)............................     (0.22)     (0.15)       (0.21)      (0.09)       0.01
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     (2.83)     (3.35)       (6.21)       7.73        4.26
                                                              --------   --------   ----------  ----------  ----------
        Total from investment operations....................     (3.05)     (3.50)       (6.42)       7.64        4.27
Less distributions:
    From net investment income..............................      0.00       0.00         0.00        0.00^      (0.01)
    From net realized gains.................................      0.00       0.00        (3.42)      (4.18)      (1.13)
                                                              --------   --------   ----------  ----------  ----------
        Total distributions.................................      0.00       0.00        (3.42)      (4.18)      (1.14)
Net Asset Value, end of year................................  $   7.48   $  10.53   $    14.03  $    23.87  $    20.41
                                                              ========   ========   ==========  ==========  ==========
Total Return/Ratios
    Total return............................................    (28.96%)   (24.95%)     (27.23%)      39.06%      25.04%
    Net assets, end of period
      (000s)................................................  $443,307   $865,425   $1,441,466  $3,323,606  $2,360,180
    Net expenses to average net
      assets#...............................................      1.37%      1.30%        1.06%       1.08%       1.08%
    Gross expenses to average net
      assets#...............................................      1.38%      1.31%        1.07%       1.09%       1.10%
    Net investment income (loss)
      to average net assets.................................     (0.46%)    (0.58%)      (0.58%)      (0.47%)       0.05%
    Portfolio turnover rate@................................       139%       152%         182%        117%        143%

  ^ Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
 year..............................    $10.57      $14.07      $23.88
Income from investment operations:
    Net investment income (loss)...      0.01       (0.02)      (0.02)
    Net (losses) on securities
     (both realized and
     unrealized)...................     (3.08)      (3.48)      (6.37)
                                       ------      ------      ------
       Total from investment
         operations................     (3.07)      (3.50)      (6.39)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                       ------      ------      ------
       Total distributions.........      0.00        0.00       (3.42)
Net Asset Value, end of year.......    $ 7.50      $10.57      $14.07
                                       ======      ======      ======
Total Return/Ratios
    Total return...................    (29.04%)    (24.88%)    (27.08%)
    Net assets, end of period
     (000s)........................    $4,333      $2,023      $    9
    Net expenses to average net
     assets#.......................      1.30%       1.46%       0.79%
    Gross expenses to average net
     assets#.......................      1.30%       1.46%       0.82%
    Net investment (loss) to
     average net assets............     (0.34%)     (0.72%)     (0.29%)
    Portfolio turnover rate@.......       139%        152%        182%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................    $10.38      $14.00      $23.88
Income from investment operations:
    Net investment (loss)..........     (0.56)      (0.19)      (0.09)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (2.55)      (3.43)      (6.37)
                                       ------      ------      ------
        Total from investment
          operations...............     (3.11)      (3.62)      (6.46)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                       ------      ------      ------
        Total distributions........      0.00        0.00       (3.42)
Net Asset Value, end of year.......    $ 7.27      $10.38      $14.00
                                       ======      ======      ======
Total Return/Ratios
    Total return*..................    (29.96%)    (25.86%)    (27.38%)
    Net assets, end of period
      (000s).......................    $  208      $  621      $  802
    Net expenses to average net
      assets#......................      2.78%       2.55%       1.29%
    Gross expenses to average net
      assets#......................      2.78%       2.56%       1.32%
    Net investment (loss) to
      average net assets...........     (1.89%)     (1.83%)     (0.80%)
    Portfolio turnover rate@.......       139%        152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $11,353 and $42 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $178,149 and $411 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $44,012 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $4,784 for these services. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $0.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002 Class A, Class B, Class C, and Class T shares were charged $16,026, $39,518, $5,587, and $973, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002 Class B, Class C,
Class F, and Class T shares were charged $118,556, $16,762, $1,563,856, and $973, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $3,050, $4,728, $2,461, $104,871, $4,926, and $2,414, respectively, for state registration fees. During the year ended December 31, 2002 annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET      UNDISTRIBUTED NET
INVESTMENT INCOME  REALIZED GAINS AND LOSSES  PAID-IN CAPITAL
-----------------  -------------------------  ---------------
3,1$86,435....             $(789,731)           $(2,396,704)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2007 through 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $785,319,022
Post-October Capital Loss Deferral................  $ 3,865,188
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $535,349,549
Unrealized Appreciation...........................  $10,391,604
Unrealized (Depreciation).........................  $(75,355,773)
Net (Depreciation)................................  $(64,964,169)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/02      12/31/01
                                          ------------  ------------
CLASS A
     Shares sold........................       176,909       768,703
     Shares issued in connection with
       acquisition......................         8,437             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................      (235,763)     (645,738)
     NET INCREASE (DECREASE) IN SHARES
       OUTSTANDING......................       (50,417)      122,965
CLASS B
     Shares sold........................       117,855       428,141
     Shares issued in connection with
       acquisition......................        30,576             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................      (469,578)     (340,656)
     NET INCREASE (DECREASE) IN SHARES
       OUTSTANDING......................      (321,147)       87,485
CLASS C
     Shares sold........................        19,428        75,466
     Shares issued in connection with
       acquisition......................         3,774             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................      (100,964)     (102,946)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................       (77,762)      (27,480)
CLASS F
     Shares sold........................     6,324,146    12,456,303
     Shares issued in connection with
       acquisition......................       162,005             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................   (29,363,216)  (33,007,668)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................   (22,877,065)  (20,551,365)

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/02      12/31/01
                                          ------------  ------------
CLASS R
     Shares sold........................       440,296       211,325
     Shares issued in connection with
       acquisition......................            48             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................       (54,408)      (20,465)
     NET INCREASE IN SHARES
       OUTSTANDING......................       385,936       190,860
CLASS T
     Shares sold........................         1,782        32,467
     Shares issued in connection with
       acquisition......................           791             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................       (33,797)      (29,888)
     NET INCREASE (DECREASE) IN SHARES
       OUTSTANDING......................       (31,224)        2,579

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

6. ACQUISITION OF DREYFUS FOUNDERS FOCUS FUND
On February 22, 2002, the Fund acquired all the net assets of Dreyfus Founders Focus Fund ("Focus") pursuant to a plan of reorganization approved by Focus shareholders on February 15, 2002. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, Class F, Class R, and Class T shares of the Fund in the amount of 8,437, 30,576, 3,774, 162,005, 48, and 791 shares, respectively, (valued at $83,443, $297,814, $36,681, $1,602,235, $475, and
$7,690, respectively) for the 14,562, 52,804, 6,515, 279,701, 80, and 1,328
Focus Class A, Class B, Class C, Class F, Class R, and Class T shares outstanding, respectively, on February 22, 2002. Focus' net assets on that date, $2,028,338, including $145,042 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Focus immediately before the acquisition were $808,857,376 and $2,028,338, respectively.

   REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                       This page intentionally left blank.

                       This page intentionally left blank.

Dreyfus Founders Growth Fund
P.O. Box 173655
Denver, CO 80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A Mellon Financial Company (SM)
2930 East Third Avenue
Denver, CO 80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2003

         (c) 2003 Founders Asset Management LLC, Broker-Dealer.

A-646-GRO-02

        Dreyfus Founders
        Growth Fund




        ANNUAL REPORT     December 31, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

Table of Contents

Management Overview                                                        3
Statement of Investments                                                  10
Statement of Assets and Liabilities                                       15
Statement of Operations                                                   17
Statements of Changes in Net Assets                                       18
Financial Highlights                                                      19
Notes to Financial Statements                                             25
Report of Independent Accountants                                         33
Your Board Representatives                                                35


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

Management Overview

A discussion with portfolio manager
John Jares, CFA

How did the Fund perform relative to its benchmark in 2002?

The Dreyfus Founders Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, which dropped 27.88% for the year. (See pages 6 and 7 for the Fund's total returns and a description of the index.)

Describe the broad market factors during the period.

In the first quarter, we noted that technology-related firms were struggling, but we didn't see many companies missing their earnings estimates. The broader market appeared to be in decent shape. Fears over a war with Iraq began to emerge in the second quarter.

By July and August, it became clear that the economic environment was deteriorating. The effect was most evident in the continued decline in corporate spending, which in turn starved the revenue streams of the industries that depend on corporate spending. Particularly hard hit were travel-related industries like air transportation and hotel accommodation.

The heightened uncertainty over military conflict combined with a weak economy to create an environment in which companies were reluctant to spend and investors were unwilling to take valuation risk. In this scenario, we saw the major indexes decline in the double digits, with

"Together with the poor economy, the heightened uncertainty over military conflict created an environment in which companies were reluctant to spend and investors were unwilling to take valuation risk. In this scenario, we saw double-digit declines in the major indexes in 2002."

Performance Highlights

- The Dreyfus Founders Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, in 2002.

- Much of the year's good news centered on consumers and on their spending, which was sustained throughout the year.

- The portfolio suffered from some stock-specific disappointments in the technology and healthcare areas.

- Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year, which served to cushion returns during 2002.


the Standard & Poor's 500 Index dropping more than 22%, the Dow Jones Industrial Average declining 15%, and the tech-heavy Nasdaq Composite Index falling more than 30% in 2002.(1)

There were a few positive factors, though. Much of the good news in 2002 centered on consumers and on their spending, which was sustained throughout the year. The Federal Reserve Board's easy monetary policy anchored consumer-friendly opportunities such as zero-percent financing on autos, mortgage refinancing, and rising home prices. Our research indicated that a portion of consumers' newfound disposable income was spent on casual dining and home improvement, benefiting related companies such as Home Depot, Inc.


What management decisions had the most impact on results?

The growth-oriented issues that the Fund targets suffered significantly in the investment environment that prevailed in 2002. The hangover from the 1990s' tech boom continued to unwind, and although consumers were spending, the spending was selective. Companies in the utilities sector did not perform well, nor did telecommunications-related issues. By largely staying away from these areas, the Fund avoided the potential for additional losses.

(1) The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks the performance of 30 major industrial companies traded on the New York Stock Exchange and accounts for both changes in security price and reinvestment of dividends, but does not reflect the cost of managing a mutual fund. The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund.

The Fund's holdings in information technology and healthcare were the poorest performers during the period, on both an absolute basis and relative to the Index. One such stock-specific disappointment, and the Fund's worst performer in 2002, was Brocade Communications Systems, Inc. Post 9/11, many U.S. and international companies were purchasing Brocade's network solutions products. This spending continued through mid-2002 but then halted abruptly as competitors announced plans for promising alternatives. Brocade pre-announced that it would not meet Street analysts' profit forecasts for the three months ending in October, and this announcement-coupled with the deterioration in Brocade's quality of earnings and competitive position-further damaged the company's share price.

As we researched consumer-oriented companies, we were selective in our purchases for the Fund, remaining underweight in consumer staples-related companies vs. the benchmark. Returns in this sector were hindered by declines in the share prices of holdings like Phillip Morris Companies, Inc., Coca-Cola Company, and select grocery store companies. Phillip Morris, which manufactures and sells cigarettes, foods and beverages, and beer, saw its share price tumble when investors became concerned about both lawsuits and the regulatory environment. Furthermore, the company began reporting lower volume sales as the number of smokers decreased and as discount brands seized market share.


LARGEST EQUITY HOLDINGS  (TICKER SYMBOL)
         1.       Microsoft Corporation  (MSFT)               4.26%
         2.       SPDR Trust Series 1  (SPY)                  4.05%
         3.       General Electric Company  (GE)              3.09%
         4.       Citigroup, Inc.  (C)                        2.75%
         5.       Forest Laboratories, Inc.  (FRX)            2.59%
         6.       Pfizer, Inc.  (PFE)                         2.39%
         7.       Clear Channel Communications, Inc.  (CCU)   2.33%
         8.       Viacom, Inc. Class B  (VIA.B)               2.26%
         9.       3M Company  (MMM)                           2.15%
         10.      MBNA Corporation  (KRB)                     1.88%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

We feel that the Fund's longstanding underweight exposure to stocks in the healthcare sector-specifically pharmaceuticals-has benefited performance. However, the sector overall was a relative safe haven in 2002, and our limited holdings did not allow us to fully exploit the defensive nature of the industry. As a result, our stock picking among healthcare companies had a mixed effect on the Fund. Holdings in biotechnology companies such as Amgen, Inc. and Genentech, Inc., and a position in generic drug manufacturer Forest Laboratories, Inc., added positive


Growth of $10,000 Investment

  Dreyfus Founders                                 Russell 1000
Growth Fund - Class F           S&P 500 Index      Growth Index

     $24,433                      $17,584             $19,131


Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

performance to the Fund. We added Forest Laboratories to the portfolio mid-year and it was the Fund's top performer in 2002. The company is moving further into the branded prescription and non-prescription drug market with Lexapro, its follow-up to Celexa, a successful blockbuster product that expanded the market for depression treatments.


Meanwhile, the Fund lost significant ground with other healthcare-related stocks. Two such disappointments were Genzyme Corporation, a company that develops and markets therapeutic and diagnostic products for genetic disorders and other chronic debilitating diseases, and Swiss-based Serono SA, which focuses on the niche markets of reproductive health, neurology, growth and metabolism drugs. We had underestimated how economically product that expanded the market for depression treatments.

Meanwhile, the Fund lost significant ground with other healthcare-related stocks. Two such disappointments were Genzyme Corporation, a company that develops and markets therapeutic and diagnostic products for genetic disorders and other chronic debilitating diseases, and Swiss-based Serono SA, which focuses on the niche markets of reproductive health, neurology, growth and metabolism drugs. We had underestimated how economically


Average Annual Total Return as of 12/31/02


                                                              INCEPTION            1           5       10            SINCE
                                                                DATE             YEAR        YEARS    YEARS         INCEPTION
Class A Shares
                  With sales charge (5.75%)                   12/31/99          (33.21%)         -        -         (28.56%)
                  Without sales charge                        12/31/99          (29.15%)         -        -         (27.14%)
Class B Shares
                  With redemption*                            12/31/99          (32.49%)         -        -         (28.22%)
                  Without redemption                          12/31/99          (29.67%)         -        -         (27.63%)
Class C Shares
                  With redemption**                           12/31/99          (30.34%)         -        -         (27.66%)
                  Without redemption                          12/31/99          (29.63%)         -        -         (27.66%)
Class F Shares                                                  1/5/62          (28.96%)     (7.57%)   5.81%           n/a
Class R Shares                                                12/31/99          (29.04%)         -        -         (27.02%)
Class T Shares
                  With sales charge (4.50%)                   12/31/99          (33.12%)         -        -         (28.86%)
                  Without sales charge                        12/31/99          (29.96%)         -        -         (27.75%)


Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

         Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

sensitive Serono's products were, and the share price declined. Similarly, investors sold Genzyme's shares when inventory issues with its Renagel product resurfaced.

Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year. This cushioned returns meaningfully. Although we seek to keep the Fund fully invested, which we define as holding about 5% of Fund assets in cash, having an above-normal cash position gave us flexibility to buy selectively when we found promising opportunities late in the year.

Our research revealed an ample number of opportunities among consumer discretionary-related companies, resulting an overweight exposure to consumer discretionary stocks vs. the benchmark Russell 1000 Growth Index. We demonstrated good stock picking here, further aiding relative returns. One example landed among the Fund's top-performing holdings for the year. Royal Caribbean Cruises Limited, the world's second-largest cruise company, enjoyed favorable industry dynamics in 2002. The cruise line industry cut prices to stimulate demand following the terrorist attacks of 9/11, and consumers responded. At the same time, Royal Caribbean cut


Portfolio Composition

19.21%    Consumer Discretionary
17.04%    Healthcare
16.60%    Information Technology
11.94%    Financials
10.66%    Industrials
 4.56%    Consumer Staples
 3.52%    Energy
 1.89%    Materials
 1.47%    Utilities
 4.05%    Other
 9.06%    Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

costs significantly in order to widen margins. We held this position at year-end but will be closely monitoring the competitive landscape early in the year, when most cruises are booked. From this data, we'll get a clearer sense of the company's prospects for 2003.


What is your outlook for 2003, and what strategy do you expect to employ?

For 2003, we expect to revisit opportunities in the larger-cap pharmaceuticals market, which is presenting attractive dynamics. For instance, many companies have fewer drugs coming off patent in 2003, meaning they will retain valuable revenue streams. Additionally, our fundamental, bottom-up research indicates that current valuations are attractive, and that drug discovery pipelines have products that could launch in 2004. Coupled with reduced competition from generic drugs (the result of fewer patent expirations in 2003), we expect numerous investment opportunities to arise for the Fund in the pharmaceuticals sub sector.

More broadly, we expect the U.S. economy to begin to repair itself. The situation in Iraq is tenuous, and while a short-term action would be positive for the stock market, a long-term engagement could have the opposite effect.

Whatever the year ahead brings, we are focused on evaluating stocks one by one. Our process is unchanged, and we continue to search out companies that we believe can grow faster than the market expects. Our research-driven approach includes extensive financial modeling and frequent interaction with company management. With this strategy and process in place, we feel prepared for the investing challenges 2003 is likely to present.


/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-88.1%
AIRLINES-0.8%
      317,367  Delta Air Lines, Inc..............................       $  3,840,141
                                                                        ------------
ALUMINUM-0.4%
       90,125  Alcoa, Inc........................................          2,053,048
                                                                        ------------
APPLICATION SOFTWARE-1.6%
      295,100  PeopleSoft, Inc.*.................................          5,400,330
      251,325  Siebel Systems, Inc.*.............................          1,879,911
                                                                        ------------
                                                                           7,280,241
                                                                        ------------
BANKS-3.0%
      113,050  Bank of America Corporation.......................          7,864,889
      130,475  Wells Fargo & Company.............................          6,115,363
                                                                        ------------
                                                                          13,980,252
                                                                        ------------
BIOTECHNOLOGY-1.8%
       69,910  Amgen, Inc.*......................................          3,379,449
      153,175  Genentech, Inc.*..................................          5,079,283
                                                                        ------------
                                                                           8,458,732
                                                                        ------------
BROADCASTING & CABLE TV-4.5%
      291,725  Clear Channel Communications, Inc.*...............         10,878,425
      370,858  Comcast Corporation Special Class A*..............          8,377,682
       58,350  Cox Communications, Inc.*.........................          1,657,140
                                                                        ------------
                                                                          20,913,247
                                                                        ------------
BUILDING PRODUCTS-0.5%
       34,958  American Standard Companies, Inc.*................          2,486,912
                                                                        ------------
CASINOS & GAMING-1.5%
      224,992  Mandalay Resort Group*............................          6,887,005
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.1%
      214,200  Best Buy Company, Inc.*...........................          5,172,930
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMPUTER HARDWARE-1.6%
       74,535  Dell Computer Corporation*........................       $  1,993,066
       88,950  Hewlett-Packard Company...........................          1,544,172
       51,600  International Business Machines Corporation.......          3,999,000
                                                                        ------------
                                                                           7,536,238
                                                                        ------------
CONSUMER FINANCE-1.9%
      460,400  MBNA Corporation..................................          8,756,808
                                                                        ------------
DATA PROCESSING SERVICES-1.0%
      130,675  First Data Corporation............................          4,627,202
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-0.8%
      332,350  Cendant Corporation*..............................          3,483,028
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-6.4%
      364,142  Citigroup, Inc....................................         12,814,157
       41,075  Freddie Mac.......................................          2,425,479
       70,150  Goldman Sachs Group, Inc..........................          4,777,215
      160,525  Morgan Stanley....................................          6,408,158
      278,450  Stilwell Financial, Inc...........................          3,639,342
                                                                        ------------
                                                                          30,064,351
                                                                        ------------
DRUG RETAIL-0.2%
       31,525  Walgreen Company..................................            920,215
                                                                        ------------
EXCHANGE TRADED FUNDS-4.1%
      213,650  SPDR Trust Series 1...............................         18,863,159
                                                                        ------------
GAS UTILITIES-1.5%
      161,700  Kinder Morgan, Inc................................          6,835,059
                                                                        ------------
GENERAL MERCHANDISE STORES-1.3%
      121,221  Wal-Mart Stores, Inc..............................          6,122,873
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-1.0%
       99,075  Express Scripts, Inc. Class A*....................          4,759,563
                                                                        ------------
HEALTHCARE EQUIPMENT-1.6%
      175,350  Boston Scientific Corporation*....................          7,455,882
                                                                        ------------
HEALTHCARE FACILITIES-0.8%
       85,725  HCA, Inc..........................................          3,557,588
                                                                        ------------
HOME IMPROVEMENT RETAIL-0.6%
       69,625  Lowe's Companies, Inc.............................          2,610,938
                                                                        ------------
HOUSEHOLD PRODUCTS-2.1%
       94,875  Colgate-Palmolive Company.........................          4,974,296
       57,350  Procter & Gamble Company..........................          4,928,659
                                                                        ------------
                                                                           9,902,955
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-5.2%
       81,225  3M Company........................................       $ 10,015,043
      592,309  General Electric Company..........................         14,422,724
                                                                        ------------
                                                                          24,437,767
                                                                        ------------
INDUSTRIAL GASES-0.7%
       59,075  Praxair, Inc......................................          3,412,763
                                                                        ------------
INDUSTRIAL MACHINERY-1.2%
       82,675  Illinois Tool Works, Inc..........................          5,362,301
                                                                        ------------
INTEGRATED OIL & GAS-1.2%
      164,400  Exxon Mobil Corporation...........................          5,744,136
                                                                        ------------
LEISURE FACILITIES-1.2%
      343,555  Royal Caribbean Cruises Limited...................          5,737,369
                                                                        ------------
LEISURE PRODUCTS-0.3%
       64,525  Mattel, Inc.......................................          1,235,654
                                                                        ------------
MANAGED HEALTHCARE-0.5%
      143,150  Caremark Rx, Inc.*................................          2,326,188
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.1%
      113,075  Harley-Davidson, Inc..............................          5,224,065
                                                                        ------------
MOVIES & ENTERTAINMENT-4.2%
      172,225  AOL Time Warner, Inc.*............................          2,256,148
      258,846  Viacom, Inc. Class B*.............................         10,550,563
      415,800  Walt Disney Company...............................          6,781,698
                                                                        ------------
                                                                          19,588,409
                                                                        ------------
MULTI-LINE INSURANCE-0.6%
       49,599  American International Group, Inc.................          2,869,302
                                                                        ------------
NETWORKING EQUIPMENT-0.7%
      259,405  Cisco Systems, Inc.*..............................          3,398,206
                                                                        ------------
OIL & GAS DRILLING-0.4%
       53,075  Nabors Industries Limited*........................          1,871,955
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES-1.5%
       49,275  BJ Services Company*..............................          1,592,075
      160,850  Smith International, Inc.*........................          5,246,927
                                                                        ------------
                                                                           6,839,002
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-0.4%
       41,000  Anadarko Petroleum Corporation....................          1,963,900
                                                                        ------------
PERSONAL PRODUCTS-1.1%
      190,300  Estee Lauder Companies, Inc. Class A..............          5,023,920
                                                                        ------------


------------------------------------------------------------------------------------
SHARES                                                                  MARKET VALUE

PHARMACEUTICALS-10.5%
      189,950  Abbott Laboratories...............................       $  7,598,000
       21,400  Barr Laboratories, Inc.*..........................          1,392,926
      122,925  Forest Laboratories, Inc.*........................         12,073,694
      161,300  Johnson & Johnson.................................          8,663,423
      147,075  Merck & Company, Inc..............................          8,325,916
      363,713  Pfizer, Inc.......................................         11,118,706
                                                                        ------------
                                                                          49,172,665
                                                                        ------------
PUBLISHING-1.7%
      174,262  Tribune Company...................................          7,921,951
                                                                        ------------
RAILROADS-1.2%
       90,700  Union Pacific Corporation.........................          5,430,209
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-0.9%
       70,650  KLA-Tencor Corporation*...........................          2,498,891
       56,075  Novellus Systems, Inc.*...........................          1,574,586
                                                                        ------------
                                                                           4,073,477
                                                                        ------------
SEMICONDUCTORS-2.2%
      308,850  Broadcom Corporation*.............................          4,651,281
      141,026  Intel Corporation.................................          2,195,775
      128,225  Linear Technology Corporation.....................          3,297,947
                                                                        ------------
                                                                          10,145,003
                                                                        ------------
SOFT DRINKS-1.2%
      123,450  Coca-Cola Company.................................          5,409,579
                                                                        ------------
SPECIALTY STORES-1.7%
       47,225  AutoZone, Inc.*...................................          3,336,446
      170,825  Office Depot, Inc.*...............................          2,521,377
       94,750  Tiffany & Company.................................          2,265,473
                                                                        ------------
                                                                           8,123,296
                                                                        ------------
STEEL-0.7%
       81,474  Nucor Corporation.................................          3,364,876
                                                                        ------------
SYSTEMS SOFTWARE-7.1%
      108,575  Adobe Systems, Inc................................          2,704,603
      384,113  Microsoft Corporation*............................         19,858,636
      666,025  Oracle Corporation*...............................          7,193,070
      205,510  VERITAS Software Corporation*.....................          3,210,066
                                                                        ------------
                                                                          32,966,375
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT-0.5%
       62,825  QUALCOMM, Inc.*...................................          2,286,202
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$464,425,897)..............................................        410,496,937
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-2.9%
IT CONSULTING & SERVICES-1.4%
      350,175  Accenture Limited Class A ADR (BD)*...............       $  6,299,648
                                                                        ------------
PHARMACEUTICALS-0.8%
       95,500  Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)..........................................          3,687,255
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT-0.7%
      219,600  Nokia Oyj Sponsored ADR (FI)......................          3,403,800
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$12,974,368)...............................................         13,390,703
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST

------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-9.9%
AUTOMOBILE MANUFACTURERS-4.7%
$  22,100,000  Toyota Motor Credit Corporation
               1.10% 1/3/03......................................       $ 22,098,649
                                                                        ------------
HEALTHCARE EQUIPMENT-0.3%
    1,500,000  Becton Dickinson & Company
               1.20% 1/2/03......................................          1,499,950
                                                                        ------------
PHARMACEUTICALS-4.9%
   22,900,000  Novartis Finance Corporation
               1.35% 1/2/03......................................         22,899,141
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$46,497,740).....................................         46,497,740
                                                                        ------------
TOTAL INVESTMENTS-100.9%
(TOTAL COST-$523,898,005)........................................        470,385,380
OTHER ASSETS AND LIABILITIES-(0.9%)..............................         (4,256,854)
                                                                        ------------
NET ASSETS-100.0%................................................       $466,128,526
                                                                        ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................  $523,898,005
                                                    ------------
Investment securities, at market..................   470,385,380
Cash..............................................     1,031,009
Receivables:
  Capital shares sold.............................     1,267,452
  Dividends.......................................       494,191
  From transfer agent.............................        40,413
Other assets......................................         4,454
                                                    ------------
    Total Assets..................................   473,222,899
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................     1,606,210
  Capital shares redeemed.........................     4,644,502
  Advisory fees...................................       307,749
  Shareholder servicing fees......................        47,881
  Accounting fees.................................        24,744
  Distribution fees...............................       193,435
  Other...........................................       269,852
                                                    ------------
    Total Liabilities.............................     7,094,373
                                                    ------------
Net Assets........................................  $466,128,526
                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (CONTINUED)

Net Assets--Class A...............................  $  5,149,221
Shares Outstanding--Class A.......................       689,995
Net Asset Value, Redemption Price Per Share.......  $       7.46
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       7.92

Net Assets--Class B...............................  $ 11,603,099
Shares Outstanding--Class B.......................     1,589,059
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       7.30

Net Assets--Class C...............................  $  1,528,113
Shares Outstanding--Class C.......................       209,688
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       7.29

Net Assets--Class F...............................  $443,307,046
Shares Outstanding--Class F.......................    59,294,591
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       7.48

Net Assets--Class R...............................  $  4,332,942
Shares Outstanding--Class R.......................       577,418
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       7.50

Net Assets--Class T...............................  $    208,105
Shares Outstanding--Class T.......................        28,623
Net Asset Value, Redemption Price Per Share.......  $       7.27
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       7.61

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................  $     4,681,864
  Interest........................................        1,290,229
  Foreign taxes withheld..........................          (19,293)
                                                    ---------------
    Total Investment Income.......................        5,952,800
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        4,719,908
  Shareholder servicing fees--Note 2..............          621,726
  Accounting fees--Note 2.........................          274,421
  Distribution fees--Note 2.......................        1,700,147
  Transfer agency fees--Note 2....................        1,088,436
  Registration fees--Note 2.......................          122,450
  Postage and mailing expenses....................          143,269
  Custodian fees and expenses--Note 2.............           22,630
  Printing expenses...............................          103,289
  Legal and audit fees............................          125,424
  Directors' fees and expenses....................           85,902
  Other expenses..................................          154,419
                                                    ---------------
    Total Expenses................................        9,162,021
    Earnings Credits..............................          (20,325)
    Expense Offset to Broker Commissions..........           (2,461)
                                                    ---------------
    Net Expenses..................................        9,139,235
                                                    ---------------
  Net Investment (Loss)...........................       (3,186,435)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....     (161,500,402)
Net Realized Gain from Foreign Currency
Transactions......................................              219
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...      (56,838,030)
                                                    ---------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...     (218,338,213)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (221,524,648)
                                                    ===============

Purchases of long-term securities.................  $   802,383,226
Proceeds from sales of long-term securities.......  $   980,112,653

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR ENDED      YEAR ENDED
                                             12/31/02        12/31/01
                                          --------------  --------------
OPERATIONS
Net Investment (Loss)...................  $   (3,186,435) $   (6,493,667)
Net Realized (Loss) from Security
  Transactions..........................    (161,500,402)   (500,420,277)
Net Realized Gain from Foreign Currency
  Transactions..........................             219               0
Net Change in Unrealized
  Appreciation/Depreciation.............     (56,838,030)    150,377,365
                                          --------------  --------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (221,524,648)   (356,536,579)
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................       1,575,474       8,718,130
  Class B...............................       1,071,298       5,046,747
  Class C...............................         176,384         872,746
  Class F...............................      57,283,483     144,240,162
  Class R...............................       3,853,596       2,393,330
  Class T...............................          16,192         326,557
Shares issued in connection with
  acquisition--Note 6
  Class A...............................          83,443               0
  Class B...............................         297,814               0
  Class C...............................          36,681               0
  Class F...............................       1,602,235               0
  Class R...............................             475               0
  Class T...............................           7,690               0
                                          --------------  --------------
                                              66,004,765     161,597,672
Cost of shares redeemed
  Class A...............................      (2,098,062)     (6,306,430)
  Class B...............................      (3,943,995)     (3,714,222)
  Class C...............................        (869,314)     (1,109,434)
  Class F...............................    (269,338,661)   (375,396,792)
  Class R...............................        (477,386)       (218,572)
  Class T...............................        (295,522)       (318,291)
                                          --------------  --------------
                                            (277,022,940)   (387,063,741)
                                          --------------  --------------
Net (Decrease) from Capital Share
  Transactions..........................    (211,018,175)   (225,466,069)
                                          --------------  --------------
Net (Decrease) in Net Assets............    (432,542,823)   (582,002,648)

NET ASSETS
  Beginning of year.....................  $  898,671,349  $1,480,673,997
                                          --------------  --------------
  End of year...........................  $  466,128,526  $  898,671,349
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,321,066,417  $1,534,336,254
Accumulated undistributed net investment
  (loss)................................               0               0
Accumulated undistributed net realized
  (loss) from security transactions.....    (801,425,266)   (639,135,352)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  translation...........................     (53,512,625)      3,470,447
                                          --------------  --------------
Total...................................  $  466,128,526  $  898,671,349
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................    $10.53      $14.02      $23.88
Income from investment operations:
    Net investment (loss)..........     (0.06)      (0.05)      (0.05)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (3.01)      (3.44)      (6.39)
                                       ------      ------      ------
        Total from investment
          operations...............     (3.07)      (3.49)      (6.44)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                       ------      ------      ------
        Total distributions........      0.00        0.00       (3.42)
Net Asset Value, end of year.......    $ 7.46      $10.53      $14.02
                                       ======      ======      ======
Total Return/Ratios
    Total return*..................    (29.15%)    (24.89%)    (27.30%)
    Net assets, end of period
      (000s).......................    $5,149      $7,795      $8,655
    Net expenses to average net
      assets#......................      1.48%       1.20%       1.05%
    Gross expenses to average net
      assets#......................      1.48%       1.21%       1.08%
    Net investment (loss) to
      average net assets...........     (0.56%)     (0.47%)     (0.54%)
    Portfolio turnover rate@.......       139%        152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................   $ 10.38     $ 13.91     $ 23.88
Income from investment operations:
    Net investment (loss)..........     (0.18)      (0.13)      (0.11)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (2.90)      (3.40)      (6.44)
                                      -------     -------     -------
        Total from investment
          operations...............     (3.08)      (3.53)      (6.55)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (3.42)
Net Asset Value, end of year.......   $  7.30     $ 10.38     $ 13.91
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (29.67%)    (25.38%)    (27.77%)
    Net assets, end of period
      (000s).......................   $11,603     $19,829     $25,359
    Net expenses to average net
      assets#......................      2.22%       1.92%       1.80%
    Gross expenses to average net
      assets#......................      2.22%       1.93%       1.82%
    Net investment (loss) to
      average net assets...........     (1.30%)     (1.20%)     (1.29%)
    Portfolio turnover rate@.......       139%        152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................    $10.36      $13.92      $23.88
Income from investment operations:
    Net investment (loss)..........     (0.26)      (0.18)      (0.10)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (2.81)      (3.38)      (6.44)
                                       ------      ------      ------
        Total from investment
          operations...............     (3.07)      (3.56)      (6.54)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                       ------      ------      ------
        Total distributions........      0.00        0.00       (3.42)
Net Asset Value, end of year.......    $ 7.29      $10.36      $13.92
                                       ======      ======      ======
Total Return/Ratios
    Total return*..................    (29.63%)    (25.58%)    (27.72%)
    Net assets, end of period
      (000s).......................    $1,528      $2,979      $4,384
    Net expenses to average net
      assets#......................      2.37%       2.10%       1.80%
    Gross expenses to average net
      assets#......................      2.37%       2.11%       1.82%
    Net investment (loss) to
      average net assets...........     (1.46%)     (1.38%)     (1.28%)
    Portfolio turnover rate@.......       139%        152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2002       2001        2000        1999        1998
                                                              ---------  ---------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value, beginning of year..........................  $  10.53   $  14.03   $    23.87  $    20.41  $    17.28
Income from investment operations:
    Net investment income (loss)............................     (0.22)     (0.15)       (0.21)      (0.09)       0.01
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     (2.83)     (3.35)       (6.21)       7.73        4.26
                                                              --------   --------   ----------  ----------  ----------
        Total from investment operations....................     (3.05)     (3.50)       (6.42)       7.64        4.27
Less distributions:
    From net investment income..............................      0.00       0.00         0.00        0.00^      (0.01)
    From net realized gains.................................      0.00       0.00        (3.42)      (4.18)      (1.13)
                                                              --------   --------   ----------  ----------  ----------
        Total distributions.................................      0.00       0.00        (3.42)      (4.18)      (1.14)
Net Asset Value, end of year................................  $   7.48   $  10.53   $    14.03  $    23.87  $    20.41
                                                              ========   ========   ==========  ==========  ==========
Total Return/Ratios
    Total return............................................    (28.96%)   (24.95%)     (27.23%)      39.06%      25.04%
    Net assets, end of period
      (000s)................................................  $443,307   $865,425   $1,441,466  $3,323,606  $2,360,180
    Net expenses to average net
      assets#...............................................      1.37%      1.30%        1.06%       1.08%       1.08%
    Gross expenses to average net
      assets#...............................................      1.38%      1.31%        1.07%       1.09%       1.10%
    Net investment income (loss)
      to average net assets.................................     (0.46%)    (0.58%)      (0.58%)      (0.47%)       0.05%
    Portfolio turnover rate@................................       139%       152%         182%        117%        143%

  ^ Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
 year..............................    $10.57      $14.07      $23.88
Income from investment operations:
    Net investment income (loss)...      0.01       (0.02)      (0.02)
    Net (losses) on securities
     (both realized and
     unrealized)...................     (3.08)      (3.48)      (6.37)
                                       ------      ------      ------
       Total from investment
         operations................     (3.07)      (3.50)      (6.39)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                       ------      ------      ------
       Total distributions.........      0.00        0.00       (3.42)
Net Asset Value, end of year.......    $ 7.50      $10.57      $14.07
                                       ======      ======      ======
Total Return/Ratios
    Total return...................    (29.04%)    (24.88%)    (27.08%)
    Net assets, end of period
     (000s)........................    $4,333      $2,023      $    9
    Net expenses to average net
     assets#.......................      1.30%       1.46%       0.79%
    Gross expenses to average net
     assets#.......................      1.30%       1.46%       0.82%
    Net investment (loss) to
     average net assets............     (0.34%)     (0.72%)     (0.29%)
    Portfolio turnover rate@.......       139%        152%        182%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................    $10.38      $14.00      $23.88
Income from investment operations:
    Net investment (loss)..........     (0.56)      (0.19)      (0.09)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (2.55)      (3.43)      (6.37)
                                       ------      ------      ------
        Total from investment
          operations...............     (3.11)      (3.62)      (6.46)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00       (3.42)
                                       ------      ------      ------
        Total distributions........      0.00        0.00       (3.42)
Net Asset Value, end of year.......    $ 7.27      $10.38      $14.00
                                       ======      ======      ======
Total Return/Ratios
    Total return*..................    (29.96%)    (25.86%)    (27.38%)
    Net assets, end of period
      (000s).......................    $  208      $  621      $  802
    Net expenses to average net
      assets#......................      2.78%       2.55%       1.29%
    Gross expenses to average net
      assets#......................      2.78%       2.56%       1.32%
    Net investment (loss) to
      average net assets...........     (1.89%)     (1.83%)     (0.80%)
    Portfolio turnover rate@.......       139%        152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $11,353 and $42 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $178,149 and $411 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $44,012 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $4,784 for these services. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $0.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002 Class A, Class B, Class C, and Class T shares were charged $16,026, $39,518, $5,587, and $973, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002 Class B, Class C,
Class F, and Class T shares were charged $118,556, $16,762, $1,563,856, and $973, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $3,050, $4,728, $2,461, $104,871, $4,926, and $2,414, respectively, for state registration fees. During the year ended December 31, 2002 annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET      UNDISTRIBUTED NET
INVESTMENT INCOME  REALIZED GAINS AND LOSSES  PAID-IN CAPITAL
-----------------  -------------------------  ---------------
3,1$86,435....             $(789,731)           $(2,396,704)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2007 through 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $785,319,022
Post-October Capital Loss Deferral................  $ 3,865,188
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $535,349,549
Unrealized Appreciation...........................  $10,391,604
Unrealized (Depreciation).........................  $(75,355,773)
Net (Depreciation)................................  $(64,964,169)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/02      12/31/01
                                          ------------  ------------
CLASS A
     Shares sold........................       176,909       768,703
     Shares issued in connection with
       acquisition......................         8,437             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................      (235,763)     (645,738)
     NET INCREASE (DECREASE) IN SHARES
       OUTSTANDING......................       (50,417)      122,965
CLASS B
     Shares sold........................       117,855       428,141
     Shares issued in connection with
       acquisition......................        30,576             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................      (469,578)     (340,656)
     NET INCREASE (DECREASE) IN SHARES
       OUTSTANDING......................      (321,147)       87,485
CLASS C
     Shares sold........................        19,428        75,466
     Shares issued in connection with
       acquisition......................         3,774             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................      (100,964)     (102,946)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................       (77,762)      (27,480)
CLASS F
     Shares sold........................     6,324,146    12,456,303
     Shares issued in connection with
       acquisition......................       162,005             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................   (29,363,216)  (33,007,668)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................   (22,877,065)  (20,551,365)

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/02      12/31/01
                                          ------------  ------------
CLASS R
     Shares sold........................       440,296       211,325
     Shares issued in connection with
       acquisition......................            48             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................       (54,408)      (20,465)
     NET INCREASE IN SHARES
       OUTSTANDING......................       385,936       190,860
CLASS T
     Shares sold........................         1,782        32,467
     Shares issued in connection with
       acquisition......................           791             0
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................       (33,797)      (29,888)
     NET INCREASE (DECREASE) IN SHARES
       OUTSTANDING......................       (31,224)        2,579

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

6. ACQUISITION OF DREYFUS FOUNDERS FOCUS FUND
On February 22, 2002, the Fund acquired all the net assets of Dreyfus Founders Focus Fund ("Focus") pursuant to a plan of reorganization approved by Focus shareholders on February 15, 2002. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, Class F, Class R, and Class T shares of the Fund in the amount of 8,437, 30,576, 3,774, 162,005, 48, and 791 shares, respectively, (valued at $83,443, $297,814, $36,681, $1,602,235, $475, and
$7,690, respectively) for the 14,562, 52,804, 6,515, 279,701, 80, and 1,328
Focus Class A, Class B, Class C, Class F, Class R, and Class T shares outstanding, respectively, on February 22, 2002. Focus' net assets on that date, $2,028,338, including $145,042 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Focus immediately before the acquisition were $808,857,376 and $2,028,338, respectively.

   REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                       This page intentionally left blank.

                       This page intentionally left blank.

                        For More Information


                                DREYFUS FOUNDERS
                                GROWTH FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2003 Dreyfus Service Corporation                            213AR1202

Annual Report


Dreyfus Founders
Growth and Income Fund
Investment Update
December 31, 2002

                              Dreyfus Founders (R)
                             The Growth Specialists

Table of Contents

Management Overview                                 3
Statement of Investments                           10
Statement of Assets and Liabilities                15
Statement of Operations                            17
Statements of Changes in Net Assets                18
Financial Highlights                               20
Notes to Financial Statements                      26
Report of Independent Accountants                  34
Other Information                                  35
Your Board Representatives                         36

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Management Overview

A discussion with portfolio manager
John Jares, CFA

How did the Fund perform relative to its benchmark in 2002?

The Dreyfus Founders Growth and Income Fund underperformed its benchmark, the Standard & Poor's 500 Index, for the year. (See pages 6 and 7 for the Fund's total returns and a description of the index.)

Describe the broad market factors during the period.

In the first quarter, few companies missed their earnings estimates. We noted that technology-related firms were struggling, but many other sectors of the market appeared to be in decent shape at that time.

In the second quarter, fears over a war with Iraq began to emerge. By July and August, the economic environment clearly was deteriorating. Notably, the continued decline in corporate spending began to impact the revenue streams of the industries that depend on such spending.
Two examples of hard-hit industries were travel-related industries like air transportation and hotel accommodation.

In the second half of the year, the heightened uncertainty over military conflict combined with a weak economy to create an atmosphere in which companies were reluctant to spend and investors were unwilling to take valuation risk. This created a challenging environment for investing. We saw the major indexes log double-digit declines, with the

"Together with the poor economy, the heightened uncertainty over military conflict created an investment environment in which companies were reluctant to commit to spending and investors were unwilling to take valuation risk."

Performance Highlights

- In the investment environment that prevailed in 2002, growth-oriented issues suffered significantly.

- The year's good news centered around consumers and on their spending, which was sustained throughout the year.

- The portfolio benefited from an overweight exposure to consumer discretionary companies but suffered from some stock-specific disappointments among technology stocks.

- Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year. This defensive positioning cushioned returns.

Standard & Poor's 500 Index dropping more than 22%, the Dow Jones Industrial Average declining 15%, and the tech-heavy Nasdaq Composite Index falling more than 30% in 2002.(1)

A few positive factors did emerge, however. In 2002, much of the good news centered around consumers and their ability to sustain spending. The Federal Reserve Board's easy monetary policy anchored consumer-friendly opportunities such as zero-percent financing on autos, mortgage refinancing, and rising home prices.

What management decisions had the most impact on results?

In the investment environment that prevailed in 2002, growth-oriented issues suffered significantly. The hangover from the 1990s' tech boom continued to unwind, with unfortunate effects. And although consumers were spending, their spending was selective.


(1) The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks the performance of 30 major industrial companies traded on the New York Stock Exchange and accounts for both changes in security price and reinvestment of dividends, but does not reflect the cost of managing a mutual fund. The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund.

While companies in the telecommunication and utilities sectors did not perform well, the disciplined research process we employ led the Fund to largely avoid these areas, and the potential for additional losses.

Relative to its benchmark, the Fund's holdings in information technology and financials had the most negative impact on performance. One such stock-specific disappointment was Brocade Communications Systems, Inc., which the Fund held through late summer. Post 9/11, many U.S. and international companies were purchasing Brocade's network solutions products. This spending continued through mid-2002 but then halted abruptly as competitors announced plans for promising new network solution alternatives. Brocade pre-announced that it would not meet Street analysts' profit forecasts for the three months ending in October. Coupled with the deterioration in Brocade's quality of earnings and competitive position, this hurt its share price performance.

We were selective in our consumer-oriented purchases for the Fund, and averaged an underweight exposure to the consumer staples sector vs. the benchmark in 2002. The Fund's returns in this sector were hindered by declines in the share prices of holdings like Este Lauder, Coca-Cola Company, and select grocery store companies such as Safeway Inc.,


Largest Equity Holdings  (ticker symbol)
  1.  Microsoft Corporation  (MSFT)              4.19%
  2.  SPDR Trust Series 1  (SPY)                 4.01%
  3.  Exxon Mobil Corporation  (XOM)             3.36%
  4.  General Electric Company  (GE)             2.98%
  5.  Citigroup, Inc.  (C)                       2.66%
  6.  Forest Laboratories, Inc.  (FRX)           2.57%
  7.  Pfizer, Inc.  (PFE)                        2.35%
  8.  Clear Channel Communications, Inc.  (CCU)  2.27%
  9.  Viacom, Inc. Class B  (VIA.B)              2.23%
 10.  3M Company  (MMM)                          2.11%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

Albertson's, Inc., and Kroger Company. Specifically, Este Lauder-which manufactures, distributes and sells cosmetics-saw its share price tumble when the company reported that the inventory problems it encountered early in the year were not resolved because of cautious consumer spending. Our fundamental, bottom-up research indicates that Este Lauder could be well positioned to take advantage of an economic recovery, and as such, the stock is one we expect to continue to monitor in 2003.

Growth of $10,000 Investment

[CHART]

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 12/31/92 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

Other consumer-related stocks presented more favorable investment opportunities in 2002. From the perspective of relative performance, the Fund's many consumer discretionary stocks benefited returns, as did the resulting overweight exposure to that sector. One of the Fund's top-performing holdings for the year was Royal Caribbean Cruises Limited, the world's second-largest cruise company. The cruise line industry cut prices to stimulate demand following the terrorist attacks of 9/11, and consumers responded. At the same time, Royal Caribbean cut costs significantly in order to widen margins. We continue to hold this position but will closely monitor the competitive landscape early in 2003, when most cruise vacations are booked. From this data, we'll get a clearer sense of the company's prospects for the year.

Average Annual Total Return as of 12/31/02



                                   Inception       1            5       10         Since
                                     Date        Year         Years    Years     Inception
Class A Shares
        With sales charge (5.75%)   12/31/99     (30.36%)    --         --       (22.89%)
        Without sales charge        12/31/99     (26.18%)    --         --       (21.37%)
Class B Shares
        With redemption*            12/31/99     (29.20%)    --         --       (22.38%)
        Without redemption          12/31/99     (26.25%)    --         --       (21.65%)
Class C Shares
        With redemption**           12/31/99     (27.33%)    --         --       (22.11%)
        Without redemption          12/31/99     (26.59%)    --         --       (22.11%)
Class F Shares                       7/5/38      (25.33%)  (7.67%)     4.00%       n/a
Class R Shares                      12/31/99     (26.79%)    --         --       (21.14%)
Class T Shares
        With sales charge (4.50%)   12/31/99     (29.67%)    --         --       (22.93%)
        Without sales charge        12/31/99     (26.30%)    --         --       (21.73%)


Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Unfortunately, our choice of holdings in the healthcare sector did not fully exploit the defensive nature of the industry. The Fund lost significant ground with its holdings of Genzyme Corp., a company that develops and markets therapeutic and diagnostic products for genetic disorders and other chronic debilitating diseases, and Serono SA, a Switzerland-based company that focuses on the niche markets of reproductive health, neurology, growth and metabolism drugs. We had underestimated how economically sensitive Serono's products were, and the share price declined. In the case of Genzyme, an excess of inventory for its Renagel product remained in distribution channels, leading to a significant revenue distortion.

At the same time, we selected holdings in one sub sector of healthcare-biotechnology-that significantly aided the Fund's absolute and relative returns. Companies such as Amgen, Inc. and Genentech, Inc., and a position in generic drug manufacturer Forest Laboratories, Inc., each contributed positive performance to the Fund. We added Forest Laboratories to the portfolio mid-year and it was one of the Fund's top performers in 2002. The company is moving further into the branded prescription and non-prescription drug market with Lexapro, its follow-up to Celexa, a blockbuster product that expanded the market for depression treatments.



Portfolio Composition

     20.38%  Consumer Discretionary
     16.75%  Healthcare
     15.90%  Information Technology
     10.10%  Financials
      8.47%  Industrials
      6.31%  Energy
      4.16%  Consumer Staples
      1.45%  Telecommuications Services
      1.17%  Materials
      4.01%  Other
     11.30%  Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Due to a shortage of investments that met our stringent growth criteria, the Fund held a significant amount of cash throughout the year. This measurably cushioned returns during the market decline. Although we seek to keep the Fund fully invested, having an above-normal cash position gave us the flexibility to buy selectively when we found promising opportunities late in the year.

What is your outlook for 2003, and what strategy do you expect to employ?

For 2003, we're upbeat about the dynamics of the larger-cap pharmaceuticals market. Many companies have fewer drugs coming off patent in 2003, meaning they will retain valuable revenue streams. Our fundamental, bottom-up research indicates that current valuations are attractive, and that drug discovery pipelines have products that could launch in 2004. Coupled with reduced competition from generic drugs (the result of fewer patent expirations in 2003), we expect numerous investment opportunities to arise for the Fund in the pharmaceuticals sub sector.

More broadly, we expect the U.S. economy to begin to repair itself. The situation in Iraq is tenuous, and while a short-term action would be positive for the stock market, a long-term engagement could have the opposite effect.

Whatever the year ahead brings, we evaluate stocks one by one. Our process is unchanged, and we continue to search out companies that we believe have the potential to grow faster than the market expects. Our research-driven approach includes extensive financial modeling and frequent interaction with company management. With this strategy and process in place, we feel prepared for the investing challenges 2003 is likely to present.


/s/ John B. Jares

John B. Jares, CFA

Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-85.9%
ALUMINUM-0.5%
       39,750  Alcoa, Inc........................................       $    905,505
                                                                        ------------
APPLICATION SOFTWARE-1.1%
      120,827  PeopleSoft, Inc.*.................................          2,211,134
                                                                        ------------
BANKS-2.8%
       43,375  Bank of America Corporation.......................          3,017,599
       52,175  Wells Fargo & Company.............................          2,445,442
                                                                        ------------
                                                                           5,463,041
                                                                        ------------
BIOTECHNOLOGY-1.8%
       28,810  Amgen, Inc.*......................................          1,392,675
       62,500  Genentech, Inc.*..................................          2,072,500
                                                                        ------------
                                                                           3,465,175
                                                                        ------------
BROADCASTING & CABLE TV-4.4%
      117,775  Clear Channel Communications, Inc.*...............          4,391,830
      152,200  Comcast Corporation Special Class A*..............          3,438,198
       23,450  Cox Communications, Inc.*.........................            665,980
                                                                        ------------
                                                                           8,496,008
                                                                        ------------
CASINOS & GAMING-1.5%
       92,650  Mandalay Resort Group*............................          2,836,017
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.1%
       85,499  Best Buy Company, Inc.*...........................          2,064,801
                                                                        ------------
COMPUTER HARDWARE-1.3%
       30,575  Dell Computer Corporation*........................            817,576
       21,000  International Business Machines Corporation.......          1,627,500
                                                                        ------------
                                                                           2,445,076
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

CONSUMER FINANCE-1.8%
      179,287  MBNA Corporation..................................       $  3,410,039
                                                                        ------------
DATA PROCESSING SERVICES-1.0%
       52,500  First Data Corporation............................          1,859,025
                                                                        ------------
DEPARTMENT STORES-1.3%
      134,016  Nordstrom, Inc....................................          2,542,284
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-0.7%
      133,400  Cendant Corporation*..............................          1,398,032
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-4.9%
      146,124  Citigroup, Inc....................................          5,142,104
       16,750  Freddie Mac.......................................            989,088
       28,025  Goldman Sachs Group, Inc..........................          1,908,503
      114,600  Stilwell Financial, Inc...........................          1,497,822
                                                                        ------------
                                                                           9,537,517
                                                                        ------------
DRUG RETAIL-0.2%
       12,650  Walgreen Company..................................            369,254
                                                                        ------------
EXCHANGE TRADED FUNDS-4.0%
       87,875  SPDR Trust Series 1...............................          7,758,484
                                                                        ------------
GENERAL MERCHANDISE STORES-1.4%
       55,050  Wal-Mart Stores, Inc..............................          2,780,576
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-0.9%
       36,800  Express Scripts, Inc. Class A*....................          1,767,872
                                                                        ------------
HEALTHCARE EQUIPMENT-1.6%
       72,175  Boston Scientific Corporation*....................          3,068,881
                                                                        ------------
HEALTHCARE FACILITIES-0.7%
       35,000  HCA, Inc..........................................          1,452,500
                                                                        ------------
HOME IMPROVEMENT RETAIL-0.5%
       27,975  Lowe's Companies, Inc.............................          1,049,063
                                                                        ------------
HOTELS, RESORTS & CRUISE LINES-0.9%
       69,700  Starwood Hotels & Resorts Worldwide, Inc..........          1,654,678
                                                                        ------------
HOUSEHOLD PRODUCTS-2.0%
       36,958  Colgate-Palmolive Company.........................          1,937,708
       23,600  Procter & Gamble Company..........................          2,028,184
                                                                        ------------
                                                                           3,965,892
                                                                        ------------
INDUSTRIAL CONGLOMERATES-5.1%
       33,075  3M Company........................................          4,078,148
      236,450  General Electric Company..........................          5,757,558
                                                                        ------------
                                                                           9,835,706
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

INDUSTRIAL MACHINERY-0.5%
       16,325  Illinois Tool Works, Inc..........................       $  1,058,840
                                                                        ------------
INTEGRATED OIL & GAS-3.4%
      185,716  Exxon Mobil Corporation...........................          6,488,917
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES-1.4%
       72,250  Verizon Communications, Inc.......................          2,799,688
                                                                        ------------
LEISURE FACILITIES-1.2%
      141,483  Royal Caribbean Cruises Limited...................          2,362,766
                                                                        ------------
MANAGED HEALTHCARE-0.5%
       58,800  Caremark Rx, Inc.*................................            955,500
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.4%
       58,725  Harley-Davidson, Inc..............................          2,713,095
                                                                        ------------
MOVIES & ENTERTAINMENT-3.9%
       70,250  AOL Time Warner, Inc.*............................            920,275
      105,600  Viacom, Inc. Class B*.............................          4,304,256
      141,475  Walt Disney Company...............................          2,307,457
                                                                        ------------
                                                                           7,531,988
                                                                        ------------
MULTI-LINE INSURANCE-0.6%
       19,400  American International Group, Inc.................          1,122,290
                                                                        ------------
NETWORKING EQUIPMENT-0.7%
      105,788  Cisco Systems, Inc.*..............................          1,385,823
                                                                        ------------
OIL & GAS DRILLING-0.4%
       21,825  Nabors Industries Limited*........................            769,768
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES-1.4%
       20,200  BJ Services Company*..............................            652,662
       66,125  Smith International, Inc.*........................          2,156,998
                                                                        ------------
                                                                           2,809,660
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-1.1%
       16,875  Anadarko Petroleum Corporation....................            808,313
       23,425  Apache Corporation................................          1,334,991
                                                                        ------------
                                                                           2,143,304
                                                                        ------------
PERSONAL PRODUCTS-1.1%
       77,625  Estee Lauder Companies, Inc. Class A..............          2,049,300
                                                                        ------------
PHARMACEUTICALS-10.4%
       78,300  Abbott Laboratories...............................          3,131,990
        8,775  Barr Laboratories, Inc.*..........................            571,165
       50,625  Forest Laboratories, Inc.*........................          4,972,388
       65,750  Johnson & Johnson.................................          3,531,433
       60,425  Merck & Company, Inc..............................          3,420,659
      148,359  Pfizer, Inc.......................................          4,535,335
                                                                        ------------
                                                                          20,162,970
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

PUBLISHING-1.6%
       67,875  Tribune Company...................................       $  3,085,598
                                                                        ------------
RAILROADS-1.2%
       37,075  Union Pacific Corporation.........................          2,219,680
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-0.9%
       29,050  KLA-Tencor Corporation*...........................          1,027,499
       22,425  Novellus Systems, Inc.*...........................            629,694
                                                                        ------------
                                                                           1,657,193
                                                                        ------------
SEMICONDUCTORS-2.2%
      127,175  Broadcom Corporation*.............................          1,915,256
       57,578  Intel Corporation.................................            896,489
       52,800  Linear Technology Corporation.....................          1,358,016
                                                                        ------------
                                                                           4,169,761
                                                                        ------------
SOFT DRINKS-0.9%
       37,800  Coca-Cola Company.................................          1,656,396
                                                                        ------------
SPECIALTY STORES-1.2%
       19,450  AutoZone, Inc.*...................................          1,374,143
       38,750  Tiffany & Company.................................            926,513
                                                                        ------------
                                                                           2,300,656
                                                                        ------------
STEEL-0.7%
       32,800  Nucor Corporation.................................          1,354,640
                                                                        ------------
SYSTEMS SOFTWARE-7.2%
       68,275  Adobe Systems, Inc................................          1,700,730
      156,808  Microsoft Corporation*............................          8,106,974
      265,875  Oracle Corporation*...............................          2,871,450
       82,979  VERITAS Software Corporation*.....................          1,296,132
                                                                        ------------
                                                                          13,975,286
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT-0.5%
       25,700  QUALCOMM, Inc.*...................................            935,223
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$185,135,577)..............................................        166,044,902
                                                                        ------------

COMMON STOCKS (FOREIGN)-2.8%
IT CONSULTING & SERVICES-1.3%
      143,700  Accenture Limited Class A ADR (BD)*...............          2,585,163
                                                                        ------------
PHARMACEUTICALS-0.8%
       39,200  Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)..........................................          1,513,512
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-0.7%
       88,900  Nokia Oyj Sponsored ADR (FI)......................       $  1,377,950
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$5,308,069)................................................          5,476,625
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-11.7%
DIVERSIFIED FINANCIAL SERVICES-1.7%
$   3,300,000  American Express Credit Corporation
               1.35% 1/2/03......................................       $  3,299,876
                                                                        ------------
HEALTHCARE EQUIPMENT-0.2%
      300,000  Becton Dickinson & Company
               1.20% 1/2/03......................................            299,990
                                                                        ------------
PHARMACEUTICALS-4.6%
    9,000,000  Novartis Finance Corporation
               1.35% 1/2/03......................................          8,999,663
                                                                        ------------
PROPERTY & CASUALTY INSURANCE-1.1%
    2,100,000  General Reinsurance Corporation
               1.28% 1/7/03......................................          2,099,552
                                                                        ------------
SPECIAL PURPOSE ENTITY-4.1%
    8,000,000  Prudential Funding
               1.10% 1/3/03......................................          7,999,511
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$22,698,592).....................................         22,698,592
                                                                        ------------
TOTAL INVESTMENTS-100.4%
(TOTAL COST-$213,142,238)........................................        194,220,119
OTHER ASSETS AND LIABILITIES-(0.4%)..............................           (853,029)
                                                                        ------------
NET ASSETS-100.0%................................................       $193,367,090
                                                                        ============

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................  $  213,142,238
                                                    --------------
Investment securities, at market..................     194,220,119
Cash..............................................         202,128
Receivables:
  Capital shares sold.............................          18,648
  Dividends.......................................         246,700
  From adviser....................................          23,978
  From transfer agent.............................              35
                                                    --------------
    Total Assets..................................     194,711,608
                                                    --------------

LIABILITIES
Payables:
  Investment securities purchased.................         688,234
  Capital shares redeemed.........................         369,614
  Advisory fees...................................         110,299
  Shareholder servicing fees......................          27,598
  Accounting fees.................................          10,181
  Distribution fees...............................          97,335
  Custodian fees..................................             534
  Other...........................................          40,723
                                                    --------------
    Total Liabilities.............................       1,344,518
                                                    --------------
Net Assets........................................  $  193,367,090
                                                    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (CONTINUED)

Net Assets--Class A...............................  $     378,356
Shares Outstanding--Class A.......................        109,963
Net Asset Value, Redemption Price Per Share.......  $        3.44
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        3.65

Net Assets--Class B...............................  $   1,013,199
Shares Outstanding--Class B.......................        297,723
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        3.40

Net Assets--Class C...............................  $     185,607
Shares Outstanding--Class C.......................         55,575
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        3.34

Net Assets--Class F...............................  $ 191,700,669
Shares Outstanding--Class F.......................     54,767,619
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        3.50

Net Assets--Class R...............................  $      56,505
Shares Outstanding--Class R.......................         16,275
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        3.47

Net Assets--Class T...............................  $      32,754
Shares Outstanding--Class T.......................          9,669
Net Asset Value, Redemption Price Per Share.......  $        3.39
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        3.55

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   2,390,877
  Interest........................................        462,933
  Foreign taxes withheld..........................         (7,913)
                                                    -------------
    Total Investment Income.......................      2,845,897
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................      1,546,748
  Shareholder servicing fees--Note 2..............        347,557
  Accounting fees--Note 2.........................        105,110
  Distribution fees--Note 2.......................        210,053
  Transfer agency fees--Note 2....................        130,205
  Registration fees--Note 2.......................         60,468
  Postage and mailing expenses....................         74,854
  Custodian fees and expenses--Note 2.............         12,266
  Printing expenses...............................         45,401
  Legal and audit fees............................         35,238
  Directors' fees and expenses....................         24,890
  Other expenses..................................         23,787
                                                    -------------
    Total Expenses................................      2,616,577
    Earnings Credits..............................         (7,489)
    Reimbursed/Waived Expenses....................         (3,076)
    Expense Offset to Broker Commissions..........         (3,832)
                                                    -------------
    Net Expenses..................................      2,602,180
                                                    -------------
  Net Investment Income...........................        243,717
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (45,255,731)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...    (25,124,429)
                                                    -------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...    (70,380,160)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (70,136,443)
                                                    =============

Purchases of long-term securities.................  $ 323,805,685
Proceeds from sales of long-term securities.......  $ 343,943,765

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                              Year          Year
                                             ended         ended
                                            12/31/02      12/31/01
                                          ------------  ------------
OPERATIONS
Net Investment Income...................  $    243,717  $     26,440
Net Realized (Loss) from Security
  Transactions..........................   (45,255,731)  (73,336,524)
Net Change in Unrealized
  Appreciation/Depreciation.............   (25,124,429)    6,684,995
                                          ------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (70,136,443)  (66,625,089)
                                          ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................             0             0
  Class B...............................             0             0
  Class C...............................             0             0
  Class F...............................      (109,803)            0
  Class R...............................             0             0
  Class T...............................             0             0

From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................             0          (133)
  Class B...............................             0          (571)
  Class C...............................             0           (98)
  Class F...............................             0      (101,843)
  Class R...............................             0           (18)
  Class T...............................             0           (54)
                                          ------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................      (109,803)     (102,717)
                                          ------------  ------------

                                              Year          Year
                                             ended         ended
                                            12/31/02      12/31/01
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    288,084  $    670,224
  Class B...............................       174,005     1,030,903
  Class C...............................       112,098       494,446
  Class F...............................     4,906,800    12,109,195
  Class R...............................       110,661        48,839
  Class T...............................         4,157       307,450
Reinvested dividends and distributions
  Class A...............................             0           116
  Class B...............................             0           430
  Class C...............................             0            92
  Class F...............................        94,563        79,186
  Class R...............................             0             0
  Class T...............................             0            54
                                          ------------  ------------
                                             5,690,368    14,740,935
Cost of shares redeemed
  Class A...............................      (213,898)     (482,257)
  Class B...............................      (347,946)     (298,665)
  Class C...............................      (131,469)     (469,624)
  Class F...............................   (32,490,968)  (42,996,647)
  Class R...............................       (68,521)            0
  Class T...............................       (65,015)     (254,379)
                                          ------------  ------------
                                           (33,317,817)  (44,501,572)
                                          ------------  ------------
Net (Decrease) from Capital Share
  Transactions..........................   (27,627,449)  (29,760,637)
                                          ------------  ------------
Net (Decrease) in Net Assets............   (97,873,695)  (96,488,443)
NET ASSETS
  Beginning of year.....................  $291,240,785  $387,729,228
                                          ------------  ------------
  End of year...........................  $193,367,090  $291,240,785
                                          ============  ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $346,007,552  $373,635,313
Accumulated undistributed net investment
  income................................       160,354        26,440
Accumulated undistributed net realized
  (loss) from security transactions.....  (133,878,697)  (88,623,278)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  translation...........................   (18,922,119)    6,202,310
                                          ------------  ------------
Total...................................  $193,367,090  $291,240,785
                                          ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................   $  4.66     $  5.73     $  7.61
Income from investment operations:
    Net investment (loss)..........     (0.02)      (0.07)       0.00+
    Net (losses) on securities
      (both realized and
      unrealized)..................     (1.20)      (1.00)      (1.45)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.22)      (1.07)      (1.45)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.44     $  4.66     $  5.73
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (26.18%)    (18.65%)    (19.04%)
    Net assets, end of period
      (000s).......................   $   378     $   442     $   318
    Net expenses to average net
      assets#......................      1.87%       2.98%       1.01%
    Gross expenses to average net
      assets#......................      1.87%       2.98%       1.06%
    Net investment (loss) to
      average net assets...........     (0.67%)     (1.82%)     (0.03%)
    Portfolio turnover rate@.......       152%        144%        165%

  + Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................   $  4.61     $  5.65     $  7.61
Income from investment operations:
    Net investment (loss)..........     (0.05)      (0.04)      (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (1.16)      (1.00)      (1.51)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.21)      (1.04)      (1.53)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.40     $  4.61     $  5.65
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (26.25%)    (18.38%)    (20.09%)
    Net assets, end of period
      (000s).......................   $ 1,013     $ 1,599     $ 1,170
    Net expenses to average net
      assets#......................      2.14%       2.19%       1.76%
    Gross expenses to average net
      assets#......................      2.14%       2.20%       1.80%
    Net investment (loss) to
      average net assets...........     (0.95%)     (1.03%)     (0.88%)
    Portfolio turnover rate@.......       152%        144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................   $  4.55     $  5.66     $  7.61
Income from investment operations:
    Net investment (loss)..........     (0.07)      (0.13)      (0.01)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (1.14)      (0.98)      (1.51)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.21)      (1.11)      (1.52)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.34     $  4.55     $  5.66
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (26.59%)    (19.58%)    (19.96%)
    Net assets, end of period
      (000s).......................   $   186     $   270     $   343
    Net expenses to average net
      assets#,+....................      2.76%       3.16%       1.75%
    Gross expenses to average net
      assets#,+....................      2.77%       3.17%       1.84%
    Net investment (loss) to
      average net assets+..........     (1.55%)     (2.01%)     (0.83%)
    Portfolio turnover rate@.......       152%        144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.01% (2002) and 3.55% (2001). The gross expense ratios would have been 3.02% (2002) and 3.56% (2001). The net investment (loss) ratios would have been (1.80%) (2002) and (2.40%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                            Year ended December 31,
                           ----------------------------------------------------------
                              2002        2001        2000        1999        1998
                           ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value,
  beginning of year......   $   4.69    $   5.69    $   7.61    $   7.32    $   6.92
Income from investment
  operations:
    Net investment income
      (loss).............       0.00+       0.00+      (0.02)       0.00+       0.71
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (1.19)      (1.00)      (1.47)       1.06        0.51
                            --------    --------    --------    --------    --------
        Total from
           investment
           operations....      (1.19)      (1.00)      (1.49)       1.06        1.22
Less distributions:
    From net investment
      income.............       0.00**      0.00        0.00        0.00       (0.11)
    From net realized
      gains..............       0.00        0.00^      (0.43)      (0.77)      (0.71)
                            --------    --------    --------    --------    --------
        Total
         distributions...       0.00        0.00       (0.43)      (0.77)      (0.82)
Net Asset Value, end of
  year...................   $   3.50    $   4.69    $   5.69    $   7.61    $   7.32
                            ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.........     (25.33%)    (17.55%)    (19.57%)     15.03%      17.78%
    Net assets, end of
      period
      (000s).............   $191,701    $288,752    $385,816    $535,035    $542,307
    Net expenses to
      average net
      assets#............       1.08%       1.14%       1.10%       1.12%       1.08%
    Gross expenses to
      average net
      assets#............       1.08%       1.14%       1.12%       1.13%       1.10%
    Net investment income
      (loss) to average
      net assets.........       0.11%       0.02%      (0.24%)     (0.05%)      1.38%
    Portfolio turnover
      rate@..............        152%        144%        165%        165%        259%

  + Net investment income (loss) for the years ended December 31, 2002, 2001 and 1999 aggregated less than $0.01 on a per share basis.
 ** Distributions from net investment income for the year ended December 31, 2002 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  year.............................   $  4.74     $  5.74     $  7.61
Income from investment operations:
    Net investment income (loss)...     (0.08)      (0.01)       0.00+
    Net (losses) on securities
      (both realized and
      unrealized)..................     (1.19)      (0.99)      (1.44)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.27)      (1.00)      (1.44)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.47     $  4.74     $  5.74
                                      =======     =======     =======
Total Return/Ratios
    Total return...................    (26.79%)    (17.39%)    (18.91%)
    Net assets, end of period
      (000s).......................   $    57     $    51     $     1
    Net expenses to average net
      assets#,+....................      2.95%       2.72%       0.76%
    Gross expenses to average net
      assets#,+....................      2.95%       2.73%       0.79%
    Net investment income (loss) to
      average net assets+..........     (1.78%)     (1.68%)      0.01%
    Portfolio turnover rate@.......       152%        144%        165%

  + Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company during the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.68% (2002) and 82.22% (2001). The gross expense ratios would have been 4.68% (2002) and 82.23% (2001). The net investment (loss) ratios would have been (3.51%) (2002) and (81.18)%
     (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................   $  4.60     $  5.68     $  7.61
Income from investment operations:
    Net investment (loss)..........     (0.30)      (0.09)      (0.01)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (0.91)      (0.99)      (1.49)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.21)      (1.08)      (1.50)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.39     $  4.60     $  5.68
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (26.30%)    (18.99%)    (19.69%)
    Net assets, end of period
      (000s).......................   $    33     $   127     $    82
    Net expenses to average net
      assets#,+....................      2.46%       3.13%       1.25%
    Gross expenses to average net
      assets#,+....................      2.47%       3.14%       1.28%
    Net investment (loss) to
      average net assets+..........     (1.29%)     (1.96%)     (0.40%)
    Portfolio turnover rate@.......       152%        144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.70% (2002) and 6.31% (2001). The gross expense ratios would have been 3.71% (2002) and 6.32% (2001). The net investment (loss) ratios would have been (2.53%) (2002) and (5.14)% (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. Organization and Significant Accounting Policies
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers
Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  Securities Valuation--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

  Foreign Securities--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  Federal Income Taxes--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  Investment Income--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  Distributions to Shareholders--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  Expenses--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  Other--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. Management Fees and Other Transactions with Affiliates
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $3,016 in sales commissions from the sale of Class A shares. DSC also retained $23,430 and $362 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of the Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $2,871 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $3,386 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   Time Period     Amount of Waiver
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $158.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $1,081, $3,299, $505, and $215, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1,

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $9,899, $1,514, $198,425, and $215, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,652, $2,613, $1,909, $49,848, $1,620, and $1,826, respectively, for state registration fees. During the year ended December 31, 2002, Class C, Class R, and Class T shares were reimbursed $514, $1,339, and $1,065, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. Federal Income Taxes
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. The tax character of distributions paid during 2002 was $109,803 of ordinary income and no long-term capital gain distributions. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

                                Undistributed Net      Undistributed Net
                                Investment Income  Realized Gains and Losses  Paid-In Capital
                                -----------------  -------------------------  ---------------
                                       $0                    $312                  $(312)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2009 and 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $       160,354
Accumulated Capital Losses........................  $   129,641,572
Post-October Capital Loss Deferral................  $             0
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $   217,379,363
Unrealized Appreciation...........................  $     4,177,987
Unrealized (Depreciation).........................  $   (27,337,231)
Net (Depreciation)................................  $   (23,159,244)

4. Fund Share Transactions
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                               Year             Year
                                               ended            ended
                                             12/31/02         12/31/01
                                          ---------------  ---------------
Class A
      Shares sold.......................           71,858          128,154
      Shares issued for dividends
        reinvested......................                0               24
      Shares redeemed...................          (56,813)         (88,734)
      Net Increase in Shares
        Outstanding.....................           15,045           39,444
Class B
      Shares sold.......................           42,856          204,936
      Shares issued for dividends
        reinvested......................                0               92
      Shares redeemed...................          (92,065)         (65,170)
      Net Increase (Decrease) in Shares
        Outstanding.....................          (49,209)         139,858
Class C
      Shares sold.......................           29,530           97,869
      Shares issued for dividends
        reinvested......................                0               20
      Shares redeemed...................          (33,351)         (99,210)
      Net (Decrease) in Shares
        Outstanding.....................           (3,821)          (1,321)
Class F
      Shares sold.......................        1,166,742        2,441,399
      Shares issued for dividends
        reinvested......................           27,018           17,159
      Shares redeemed...................       (7,977,540)      (8,709,891)
      Net (Decrease) in Shares
        Outstanding.....................       (6,783,780)      (6,251,333)

                                               Year             Year
                                               ended            ended
                                             12/31/02         12/31/01
                                          ---------------  ---------------
Class R
      Shares sold.......................           26,221           10,588
      Shares issued for dividends
        reinvested......................                0                0
      Shares redeemed...................          (20,676)               0
      Net Increase in Shares
        Outstanding.....................            5,545           10,588
Class T
      Shares sold.......................            1,045           68,057
      Shares issued for dividends
        reinvested......................                0               14
      Shares redeemed...................          (18,930)         (54,939)
      Net Increase (Decrease) in Shares
        Outstanding.....................          (17,885)          13,132

5. Line of Credit
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth and Income Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   OTHER INFORMATION
    (UNAUDITED)

Corporate Dividends Received Deduction
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2002, 75.92% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

Directors
Eugene H. Vaughan, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

Alan S. Danson, 63. Private investor. President and Director,
D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

Joan D. Manley, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

Robert P. Mastrovita, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

Trygve E. Myhren, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

George W. Phillips, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

Jay A. Precourt, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

Officers
Richard W. Sabo, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

David L. Ray, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

Kenneth R. Christoffersen, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

Francis P. Gaffney, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

William G. Germenis, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

Dreyfus Founders
Growth and Income Fund
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A Mellon Financial Company SM
2930 East Third Avenue
Denver, CO  80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2003

                             (c) 2003 Founders Asset
                         Management LLC, Broker-Dealer.

                                                                     A-646-GI-02

        Dreyfus Founders
        Growth and
        Income Fund




        ANNUAL REPORT     December 31, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

Table of Contents

Management Overview                                 3
Statement of Investments                           10
Statement of Assets and Liabilities                15
Statement of Operations                            17
Statements of Changes in Net Assets                18
Financial Highlights                               20
Notes to Financial Statements                      26
Report of Independent Accountants                  34
Other Information                                  35
Your Board Representatives                         36


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

Management Overview

A discussion with portfolio manager
John Jares, CFA

How did the Fund perform relative to its benchmark in 2002?

The Dreyfus Founders Growth and Income Fund underperformed its benchmark, the Standard & Poor's 500 Index, for the year. (See pages 6 and 7 for the Fund's total returns and a description of the index.)

Describe the broad market factors during the period.

In the first quarter, few companies missed their earnings estimates. We noted that technology-related firms were struggling, but many other sectors of the market appeared to be in decent shape at that time.

In the second quarter, fears over a war with Iraq began to emerge. By July and August, the economic environment clearly was deteriorating. Notably, the continued decline in corporate spending began to impact the revenue streams of the industries that depend on such spending.
Two examples of hard-hit industries were travel-related industries like air transportation and hotel accommodation.

In the second half of the year, the heightened uncertainty over military conflict combined with a weak economy to create an atmosphere in which companies were reluctant to spend and investors were unwilling to take valuation risk. This created a challenging environment for investing. We saw the major indexes log double-digit declines, with the

"Together with the poor economy, the heightened uncertainty over military conflict created an investment environment in which companies were reluctant to commit to spending and investors were unwilling to take valuation risk."

Performance Highlights

- In the investment environment that prevailed in 2002, growth-oriented issues suffered significantly.

- The year's good news centered around consumers and on their spending, which was sustained throughout the year.

- The portfolio benefited from an overweight exposure to consumer discretionary companies but suffered from some stock-specific disappointments among technology stocks.

- Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year. This defensive positioning cushioned returns.

Standard & Poor's 500 Index dropping more than 22%, the Dow Jones Industrial Average declining 15%, and the tech-heavy Nasdaq Composite Index falling more than 30% in 2002.(1)

A few positive factors did emerge, however. In 2002, much of the good news centered around consumers and their ability to sustain spending. The Federal Reserve Board's easy monetary policy anchored consumer-friendly opportunities such as zero-percent financing on autos, mortgage refinancing, and rising home prices.

What management decisions had the most impact on results?

In the investment environment that prevailed in 2002, growth-oriented issues suffered significantly. The hangover from the 1990s' tech boom continued to unwind, with unfortunate effects. And although consumers were spending, their spending was selective.


(1) The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks the performance of 30 major industrial companies traded on the New York Stock Exchange and accounts for both changes in security price and reinvestment of dividends, but does not reflect the cost of managing a mutual fund. The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund.

While companies in the telecommunication and utilities sectors did not perform well, the disciplined research process we employ led the Fund to largely avoid these areas, and the potential for additional losses.

Relative to its benchmark, the Fund's holdings in information technology and financials had the most negative impact on performance. One such stock-specific disappointment was Brocade Communications Systems, Inc., which the Fund held through late summer. Post 9/11, many U.S. and international companies were purchasing Brocade's network solutions products. This spending continued through mid-2002 but then halted abruptly as competitors announced plans for promising new network solution alternatives. Brocade pre-announced that it would not meet Street analysts' profit forecasts for the three months ending in October. Coupled with the deterioration in Brocade's quality of earnings and competitive position, this hurt its share price performance.

We were selective in our consumer-oriented purchases for the Fund, and averaged an underweight exposure to the consumer staples sector vs. the benchmark in 2002. The Fund's returns in this sector were hindered by declines in the share prices of holdings like Este Lauder, Coca-Cola Company, and select grocery store companies such as Safeway Inc.,


Largest Equity Holdings  (ticker symbol)
  1.  Microsoft Corporation  (MSFT)              4.19%
  2.  SPDR Trust Series 1  (SPY)                 4.01%
  3.  Exxon Mobil Corporation  (XOM)             3.36%
  4.  General Electric Company  (GE)             2.98%
  5.  Citigroup, Inc.  (C)                       2.66%
  6.  Forest Laboratories, Inc.  (FRX)           2.57%
  7.  Pfizer, Inc.  (PFE)                        2.35%
  8.  Clear Channel Communications, Inc.  (CCU)  2.27%
  9.  Viacom, Inc. Class B  (VIA.B)              2.23%
 10.  3M Company  (MMM)                          2.11%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

Albertson's, Inc., and Kroger Company. Specifically, Este Lauder-which manufactures, distributes and sells cosmetics-saw its share price tumble when the company reported that the inventory problems it encountered early in the year were not resolved because of cautious consumer spending. Our fundamental, bottom-up research indicates that Este Lauder could be well positioned to take advantage of an economic recovery, and as such, the stock is one we expect to continue to monitor in 2003.

Growth of $10,000 Investment

[CHART]

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 12/31/92 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

Other consumer-related stocks presented more favorable investment opportunities in 2002. From the perspective of relative performance, the Fund's many consumer discretionary stocks benefited returns, as did the resulting overweight exposure to that sector. One of the Fund's top-performing holdings for the year was Royal Caribbean Cruises Limited, the world's second-largest cruise company. The cruise line industry cut prices to stimulate demand following the terrorist attacks of 9/11, and consumers responded. At the same time, Royal Caribbean cut costs significantly in order to widen margins. We continue to hold this position but will closely monitor the competitive landscape early in 2003, when most cruise vacations are booked. From this data, we'll get a clearer sense of the company's prospects for the year.

Average Annual Total Return as of 12/31/02



                                   Inception       1            5       10         Since
                                     Date        Year         Years    Years     Inception
Class A Shares
        With sales charge (5.75%)   12/31/99     (30.36%)    --         --       (22.89%)
        Without sales charge        12/31/99     (26.18%)    --         --       (21.37%)
Class B Shares
        With redemption*            12/31/99     (29.20%)    --         --       (22.38%)
        Without redemption          12/31/99     (26.25%)    --         --       (21.65%)
Class C Shares
        With redemption**           12/31/99     (27.33%)    --         --       (22.11%)
        Without redemption          12/31/99     (26.59%)    --         --       (22.11%)
Class F Shares                       7/5/38      (25.33%)  (7.67%)     4.00%       n/a
Class R Shares                      12/31/99     (26.79%)    --         --       (21.14%)
Class T Shares
        With sales charge (4.50%)   12/31/99     (29.67%)    --         --       (22.93%)
        Without sales charge        12/31/99     (26.30%)    --         --       (21.73%)


Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Unfortunately, our choice of holdings in the healthcare sector did not fully exploit the defensive nature of the industry. The Fund lost significant ground with its holdings of Genzyme Corp., a company that develops and markets therapeutic and diagnostic products for genetic disorders and other chronic debilitating diseases, and Serono SA, a Switzerland-based company that focuses on the niche markets of reproductive health, neurology, growth and metabolism drugs. We had underestimated how economically sensitive Serono's products were, and the share price declined. In the case of Genzyme, an excess of inventory for its Renagel product remained in distribution channels, leading to a significant revenue distortion.

At the same time, we selected holdings in one sub sector of healthcare-biotechnology-that significantly aided the Fund's absolute and relative returns. Companies such as Amgen, Inc. and Genentech, Inc., and a position in generic drug manufacturer Forest Laboratories, Inc., each contributed positive performance to the Fund. We added Forest Laboratories to the portfolio mid-year and it was one of the Fund's top performers in 2002. The company is moving further into the branded prescription and non-prescription drug market with Lexapro, its follow-up to Celexa, a blockbuster product that expanded the market for depression treatments.



Portfolio Composition

     20.38%  Consumer Discretionary
     16.75%  Healthcare
     15.90%  Information Technology
     10.10%  Financials
      8.47%  Industrials
      6.31%  Energy
      4.16%  Consumer Staples
      1.45%  Telecommuications Services
      1.17%  Materials
      4.01%  Other
     11.30%  Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Due to a shortage of investments that met our stringent growth criteria, the Fund held a significant amount of cash throughout the year. This measurably cushioned returns during the market decline. Although we seek to keep the Fund fully invested, having an above-normal cash position gave us the flexibility to buy selectively when we found promising opportunities late in the year.

What is your outlook for 2003, and what strategy do you expect to employ?

For 2003, we're upbeat about the dynamics of the larger-cap pharmaceuticals market. Many companies have fewer drugs coming off patent in 2003, meaning they will retain valuable revenue streams. Our fundamental, bottom-up research indicates that current valuations are attractive, and that drug discovery pipelines have products that could launch in 2004. Coupled with reduced competition from generic drugs (the result of fewer patent expirations in 2003), we expect numerous investment opportunities to arise for the Fund in the pharmaceuticals sub sector.

More broadly, we expect the U.S. economy to begin to repair itself. The situation in Iraq is tenuous, and while a short-term action would be positive for the stock market, a long-term engagement could have the opposite effect.

Whatever the year ahead brings, we evaluate stocks one by one. Our process is unchanged, and we continue to search out companies that we believe have the potential to grow faster than the market expects. Our research-driven approach includes extensive financial modeling and frequent interaction with company management. With this strategy and process in place, we feel prepared for the investing challenges 2003 is likely to present.


/s/ John B. Jares

John B. Jares, CFA

Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-85.9%
ALUMINUM-0.5%
       39,750  Alcoa, Inc........................................       $    905,505
                                                                        ------------
APPLICATION SOFTWARE-1.1%
      120,827  PeopleSoft, Inc.*.................................          2,211,134
                                                                        ------------
BANKS-2.8%
       43,375  Bank of America Corporation.......................          3,017,599
       52,175  Wells Fargo & Company.............................          2,445,442
                                                                        ------------
                                                                           5,463,041
                                                                        ------------
BIOTECHNOLOGY-1.8%
       28,810  Amgen, Inc.*......................................          1,392,675
       62,500  Genentech, Inc.*..................................          2,072,500
                                                                        ------------
                                                                           3,465,175
                                                                        ------------
BROADCASTING & CABLE TV-4.4%
      117,775  Clear Channel Communications, Inc.*...............          4,391,830
      152,200  Comcast Corporation Special Class A*..............          3,438,198
       23,450  Cox Communications, Inc.*.........................            665,980
                                                                        ------------
                                                                           8,496,008
                                                                        ------------
CASINOS & GAMING-1.5%
       92,650  Mandalay Resort Group*............................          2,836,017
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.1%
       85,499  Best Buy Company, Inc.*...........................          2,064,801
                                                                        ------------
COMPUTER HARDWARE-1.3%
       30,575  Dell Computer Corporation*........................            817,576
       21,000  International Business Machines Corporation.......          1,627,500
                                                                        ------------
                                                                           2,445,076
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

CONSUMER FINANCE-1.8%
      179,287  MBNA Corporation..................................       $  3,410,039
                                                                        ------------
DATA PROCESSING SERVICES-1.0%
       52,500  First Data Corporation............................          1,859,025
                                                                        ------------
DEPARTMENT STORES-1.3%
      134,016  Nordstrom, Inc....................................          2,542,284
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-0.7%
      133,400  Cendant Corporation*..............................          1,398,032
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-4.9%
      146,124  Citigroup, Inc....................................          5,142,104
       16,750  Freddie Mac.......................................            989,088
       28,025  Goldman Sachs Group, Inc..........................          1,908,503
      114,600  Stilwell Financial, Inc...........................          1,497,822
                                                                        ------------
                                                                           9,537,517
                                                                        ------------
DRUG RETAIL-0.2%
       12,650  Walgreen Company..................................            369,254
                                                                        ------------
EXCHANGE TRADED FUNDS-4.0%
       87,875  SPDR Trust Series 1...............................          7,758,484
                                                                        ------------
GENERAL MERCHANDISE STORES-1.4%
       55,050  Wal-Mart Stores, Inc..............................          2,780,576
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-0.9%
       36,800  Express Scripts, Inc. Class A*....................          1,767,872
                                                                        ------------
HEALTHCARE EQUIPMENT-1.6%
       72,175  Boston Scientific Corporation*....................          3,068,881
                                                                        ------------
HEALTHCARE FACILITIES-0.7%
       35,000  HCA, Inc..........................................          1,452,500
                                                                        ------------
HOME IMPROVEMENT RETAIL-0.5%
       27,975  Lowe's Companies, Inc.............................          1,049,063
                                                                        ------------
HOTELS, RESORTS & CRUISE LINES-0.9%
       69,700  Starwood Hotels & Resorts Worldwide, Inc..........          1,654,678
                                                                        ------------
HOUSEHOLD PRODUCTS-2.0%
       36,958  Colgate-Palmolive Company.........................          1,937,708
       23,600  Procter & Gamble Company..........................          2,028,184
                                                                        ------------
                                                                           3,965,892
                                                                        ------------
INDUSTRIAL CONGLOMERATES-5.1%
       33,075  3M Company........................................          4,078,148
      236,450  General Electric Company..........................          5,757,558
                                                                        ------------
                                                                           9,835,706
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

INDUSTRIAL MACHINERY-0.5%
       16,325  Illinois Tool Works, Inc..........................       $  1,058,840
                                                                        ------------
INTEGRATED OIL & GAS-3.4%
      185,716  Exxon Mobil Corporation...........................          6,488,917
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES-1.4%
       72,250  Verizon Communications, Inc.......................          2,799,688
                                                                        ------------
LEISURE FACILITIES-1.2%
      141,483  Royal Caribbean Cruises Limited...................          2,362,766
                                                                        ------------
MANAGED HEALTHCARE-0.5%
       58,800  Caremark Rx, Inc.*................................            955,500
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.4%
       58,725  Harley-Davidson, Inc..............................          2,713,095
                                                                        ------------
MOVIES & ENTERTAINMENT-3.9%
       70,250  AOL Time Warner, Inc.*............................            920,275
      105,600  Viacom, Inc. Class B*.............................          4,304,256
      141,475  Walt Disney Company...............................          2,307,457
                                                                        ------------
                                                                           7,531,988
                                                                        ------------
MULTI-LINE INSURANCE-0.6%
       19,400  American International Group, Inc.................          1,122,290
                                                                        ------------
NETWORKING EQUIPMENT-0.7%
      105,788  Cisco Systems, Inc.*..............................          1,385,823
                                                                        ------------
OIL & GAS DRILLING-0.4%
       21,825  Nabors Industries Limited*........................            769,768
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES-1.4%
       20,200  BJ Services Company*..............................            652,662
       66,125  Smith International, Inc.*........................          2,156,998
                                                                        ------------
                                                                           2,809,660
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-1.1%
       16,875  Anadarko Petroleum Corporation....................            808,313
       23,425  Apache Corporation................................          1,334,991
                                                                        ------------
                                                                           2,143,304
                                                                        ------------
PERSONAL PRODUCTS-1.1%
       77,625  Estee Lauder Companies, Inc. Class A..............          2,049,300
                                                                        ------------
PHARMACEUTICALS-10.4%
       78,300  Abbott Laboratories...............................          3,131,990
        8,775  Barr Laboratories, Inc.*..........................            571,165
       50,625  Forest Laboratories, Inc.*........................          4,972,388
       65,750  Johnson & Johnson.................................          3,531,433
       60,425  Merck & Company, Inc..............................          3,420,659
      148,359  Pfizer, Inc.......................................          4,535,335
                                                                        ------------
                                                                          20,162,970
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

PUBLISHING-1.6%
       67,875  Tribune Company...................................       $  3,085,598
                                                                        ------------
RAILROADS-1.2%
       37,075  Union Pacific Corporation.........................          2,219,680
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-0.9%
       29,050  KLA-Tencor Corporation*...........................          1,027,499
       22,425  Novellus Systems, Inc.*...........................            629,694
                                                                        ------------
                                                                           1,657,193
                                                                        ------------
SEMICONDUCTORS-2.2%
      127,175  Broadcom Corporation*.............................          1,915,256
       57,578  Intel Corporation.................................            896,489
       52,800  Linear Technology Corporation.....................          1,358,016
                                                                        ------------
                                                                           4,169,761
                                                                        ------------
SOFT DRINKS-0.9%
       37,800  Coca-Cola Company.................................          1,656,396
                                                                        ------------
SPECIALTY STORES-1.2%
       19,450  AutoZone, Inc.*...................................          1,374,143
       38,750  Tiffany & Company.................................            926,513
                                                                        ------------
                                                                           2,300,656
                                                                        ------------
STEEL-0.7%
       32,800  Nucor Corporation.................................          1,354,640
                                                                        ------------
SYSTEMS SOFTWARE-7.2%
       68,275  Adobe Systems, Inc................................          1,700,730
      156,808  Microsoft Corporation*............................          8,106,974
      265,875  Oracle Corporation*...............................          2,871,450
       82,979  VERITAS Software Corporation*.....................          1,296,132
                                                                        ------------
                                                                          13,975,286
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT-0.5%
       25,700  QUALCOMM, Inc.*...................................            935,223
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$185,135,577)..............................................        166,044,902
                                                                        ------------

COMMON STOCKS (FOREIGN)-2.8%
IT CONSULTING & SERVICES-1.3%
      143,700  Accenture Limited Class A ADR (BD)*...............          2,585,163
                                                                        ------------
PHARMACEUTICALS-0.8%
       39,200  Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)..........................................          1,513,512
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-0.7%
       88,900  Nokia Oyj Sponsored ADR (FI)......................       $  1,377,950
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$5,308,069)................................................          5,476,625
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-11.7%
DIVERSIFIED FINANCIAL SERVICES-1.7%
$   3,300,000  American Express Credit Corporation
               1.35% 1/2/03......................................       $  3,299,876
                                                                        ------------
HEALTHCARE EQUIPMENT-0.2%
      300,000  Becton Dickinson & Company
               1.20% 1/2/03......................................            299,990
                                                                        ------------
PHARMACEUTICALS-4.6%
    9,000,000  Novartis Finance Corporation
               1.35% 1/2/03......................................          8,999,663
                                                                        ------------
PROPERTY & CASUALTY INSURANCE-1.1%
    2,100,000  General Reinsurance Corporation
               1.28% 1/7/03......................................          2,099,552
                                                                        ------------
SPECIAL PURPOSE ENTITY-4.1%
    8,000,000  Prudential Funding
               1.10% 1/3/03......................................          7,999,511
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$22,698,592).....................................         22,698,592
                                                                        ------------
TOTAL INVESTMENTS-100.4%
(TOTAL COST-$213,142,238)........................................        194,220,119
OTHER ASSETS AND LIABILITIES-(0.4%)..............................           (853,029)
                                                                        ------------
NET ASSETS-100.0%................................................       $193,367,090
                                                                        ============

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................  $  213,142,238
                                                    --------------
Investment securities, at market..................     194,220,119
Cash..............................................         202,128
Receivables:
  Capital shares sold.............................          18,648
  Dividends.......................................         246,700
  From adviser....................................          23,978
  From transfer agent.............................              35
                                                    --------------
    Total Assets..................................     194,711,608
                                                    --------------

LIABILITIES
Payables:
  Investment securities purchased.................         688,234
  Capital shares redeemed.........................         369,614
  Advisory fees...................................         110,299
  Shareholder servicing fees......................          27,598
  Accounting fees.................................          10,181
  Distribution fees...............................          97,335
  Custodian fees..................................             534
  Other...........................................          40,723
                                                    --------------
    Total Liabilities.............................       1,344,518
                                                    --------------
Net Assets........................................  $  193,367,090
                                                    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (CONTINUED)

Net Assets--Class A...............................  $     378,356
Shares Outstanding--Class A.......................        109,963
Net Asset Value, Redemption Price Per Share.......  $        3.44
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        3.65

Net Assets--Class B...............................  $   1,013,199
Shares Outstanding--Class B.......................        297,723
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        3.40

Net Assets--Class C...............................  $     185,607
Shares Outstanding--Class C.......................         55,575
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        3.34

Net Assets--Class F...............................  $ 191,700,669
Shares Outstanding--Class F.......................     54,767,619
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        3.50

Net Assets--Class R...............................  $      56,505
Shares Outstanding--Class R.......................         16,275
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        3.47

Net Assets--Class T...............................  $      32,754
Shares Outstanding--Class T.......................          9,669
Net Asset Value, Redemption Price Per Share.......  $        3.39
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        3.55

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   2,390,877
  Interest........................................        462,933
  Foreign taxes withheld..........................         (7,913)
                                                    -------------
    Total Investment Income.......................      2,845,897
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................      1,546,748
  Shareholder servicing fees--Note 2..............        347,557
  Accounting fees--Note 2.........................        105,110
  Distribution fees--Note 2.......................        210,053
  Transfer agency fees--Note 2....................        130,205
  Registration fees--Note 2.......................         60,468
  Postage and mailing expenses....................         74,854
  Custodian fees and expenses--Note 2.............         12,266
  Printing expenses...............................         45,401
  Legal and audit fees............................         35,238
  Directors' fees and expenses....................         24,890
  Other expenses..................................         23,787
                                                    -------------
    Total Expenses................................      2,616,577
    Earnings Credits..............................         (7,489)
    Reimbursed/Waived Expenses....................         (3,076)
    Expense Offset to Broker Commissions..........         (3,832)
                                                    -------------
    Net Expenses..................................      2,602,180
                                                    -------------
  Net Investment Income...........................        243,717
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (45,255,731)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...    (25,124,429)
                                                    -------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...    (70,380,160)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (70,136,443)
                                                    =============

Purchases of long-term securities.................  $ 323,805,685
Proceeds from sales of long-term securities.......  $ 343,943,765

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                              Year          Year
                                             ended         ended
                                            12/31/02      12/31/01
                                          ------------  ------------
OPERATIONS
Net Investment Income...................  $    243,717  $     26,440
Net Realized (Loss) from Security
  Transactions..........................   (45,255,731)  (73,336,524)
Net Change in Unrealized
  Appreciation/Depreciation.............   (25,124,429)    6,684,995
                                          ------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (70,136,443)  (66,625,089)
                                          ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................             0             0
  Class B...............................             0             0
  Class C...............................             0             0
  Class F...............................      (109,803)            0
  Class R...............................             0             0
  Class T...............................             0             0

From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................             0          (133)
  Class B...............................             0          (571)
  Class C...............................             0           (98)
  Class F...............................             0      (101,843)
  Class R...............................             0           (18)
  Class T...............................             0           (54)
                                          ------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................      (109,803)     (102,717)
                                          ------------  ------------

                                              Year          Year
                                             ended         ended
                                            12/31/02      12/31/01
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    288,084  $    670,224
  Class B...............................       174,005     1,030,903
  Class C...............................       112,098       494,446
  Class F...............................     4,906,800    12,109,195
  Class R...............................       110,661        48,839
  Class T...............................         4,157       307,450
Reinvested dividends and distributions
  Class A...............................             0           116
  Class B...............................             0           430
  Class C...............................             0            92
  Class F...............................        94,563        79,186
  Class R...............................             0             0
  Class T...............................             0            54
                                          ------------  ------------
                                             5,690,368    14,740,935
Cost of shares redeemed
  Class A...............................      (213,898)     (482,257)
  Class B...............................      (347,946)     (298,665)
  Class C...............................      (131,469)     (469,624)
  Class F...............................   (32,490,968)  (42,996,647)
  Class R...............................       (68,521)            0
  Class T...............................       (65,015)     (254,379)
                                          ------------  ------------
                                           (33,317,817)  (44,501,572)
                                          ------------  ------------
Net (Decrease) from Capital Share
  Transactions..........................   (27,627,449)  (29,760,637)
                                          ------------  ------------
Net (Decrease) in Net Assets............   (97,873,695)  (96,488,443)
NET ASSETS
  Beginning of year.....................  $291,240,785  $387,729,228
                                          ------------  ------------
  End of year...........................  $193,367,090  $291,240,785
                                          ============  ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $346,007,552  $373,635,313
Accumulated undistributed net investment
  income................................       160,354        26,440
Accumulated undistributed net realized
  (loss) from security transactions.....  (133,878,697)  (88,623,278)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  translation...........................   (18,922,119)    6,202,310
                                          ------------  ------------
Total...................................  $193,367,090  $291,240,785
                                          ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................   $  4.66     $  5.73     $  7.61
Income from investment operations:
    Net investment (loss)..........     (0.02)      (0.07)       0.00+
    Net (losses) on securities
      (both realized and
      unrealized)..................     (1.20)      (1.00)      (1.45)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.22)      (1.07)      (1.45)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.44     $  4.66     $  5.73
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (26.18%)    (18.65%)    (19.04%)
    Net assets, end of period
      (000s).......................   $   378     $   442     $   318
    Net expenses to average net
      assets#......................      1.87%       2.98%       1.01%
    Gross expenses to average net
      assets#......................      1.87%       2.98%       1.06%
    Net investment (loss) to
      average net assets...........     (0.67%)     (1.82%)     (0.03%)
    Portfolio turnover rate@.......       152%        144%        165%

  + Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................   $  4.61     $  5.65     $  7.61
Income from investment operations:
    Net investment (loss)..........     (0.05)      (0.04)      (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (1.16)      (1.00)      (1.51)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.21)      (1.04)      (1.53)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.40     $  4.61     $  5.65
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (26.25%)    (18.38%)    (20.09%)
    Net assets, end of period
      (000s).......................   $ 1,013     $ 1,599     $ 1,170
    Net expenses to average net
      assets#......................      2.14%       2.19%       1.76%
    Gross expenses to average net
      assets#......................      2.14%       2.20%       1.80%
    Net investment (loss) to
      average net assets...........     (0.95%)     (1.03%)     (0.88%)
    Portfolio turnover rate@.......       152%        144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................   $  4.55     $  5.66     $  7.61
Income from investment operations:
    Net investment (loss)..........     (0.07)      (0.13)      (0.01)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (1.14)      (0.98)      (1.51)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.21)      (1.11)      (1.52)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.34     $  4.55     $  5.66
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (26.59%)    (19.58%)    (19.96%)
    Net assets, end of period
      (000s).......................   $   186     $   270     $   343
    Net expenses to average net
      assets#,+....................      2.76%       3.16%       1.75%
    Gross expenses to average net
      assets#,+....................      2.77%       3.17%       1.84%
    Net investment (loss) to
      average net assets+..........     (1.55%)     (2.01%)     (0.83%)
    Portfolio turnover rate@.......       152%        144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.01% (2002) and 3.55% (2001). The gross expense ratios would have been 3.02% (2002) and 3.56% (2001). The net investment (loss) ratios would have been (1.80%) (2002) and (2.40%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                            Year ended December 31,
                           ----------------------------------------------------------
                              2002        2001        2000        1999        1998
                           ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value,
  beginning of year......   $   4.69    $   5.69    $   7.61    $   7.32    $   6.92
Income from investment
  operations:
    Net investment income
      (loss).............       0.00+       0.00+      (0.02)       0.00+       0.71
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (1.19)      (1.00)      (1.47)       1.06        0.51
                            --------    --------    --------    --------    --------
        Total from
           investment
           operations....      (1.19)      (1.00)      (1.49)       1.06        1.22
Less distributions:
    From net investment
      income.............       0.00**      0.00        0.00        0.00       (0.11)
    From net realized
      gains..............       0.00        0.00^      (0.43)      (0.77)      (0.71)
                            --------    --------    --------    --------    --------
        Total
         distributions...       0.00        0.00       (0.43)      (0.77)      (0.82)
Net Asset Value, end of
  year...................   $   3.50    $   4.69    $   5.69    $   7.61    $   7.32
                            ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.........     (25.33%)    (17.55%)    (19.57%)     15.03%      17.78%
    Net assets, end of
      period
      (000s).............   $191,701    $288,752    $385,816    $535,035    $542,307
    Net expenses to
      average net
      assets#............       1.08%       1.14%       1.10%       1.12%       1.08%
    Gross expenses to
      average net
      assets#............       1.08%       1.14%       1.12%       1.13%       1.10%
    Net investment income
      (loss) to average
      net assets.........       0.11%       0.02%      (0.24%)     (0.05%)      1.38%
    Portfolio turnover
      rate@..............        152%        144%        165%        165%        259%

  + Net investment income (loss) for the years ended December 31, 2002, 2001 and 1999 aggregated less than $0.01 on a per share basis.
 ** Distributions from net investment income for the year ended December 31, 2002 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  year.............................   $  4.74     $  5.74     $  7.61
Income from investment operations:
    Net investment income (loss)...     (0.08)      (0.01)       0.00+
    Net (losses) on securities
      (both realized and
      unrealized)..................     (1.19)      (0.99)      (1.44)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.27)      (1.00)      (1.44)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.47     $  4.74     $  5.74
                                      =======     =======     =======
Total Return/Ratios
    Total return...................    (26.79%)    (17.39%)    (18.91%)
    Net assets, end of period
      (000s).......................   $    57     $    51     $     1
    Net expenses to average net
      assets#,+....................      2.95%       2.72%       0.76%
    Gross expenses to average net
      assets#,+....................      2.95%       2.73%       0.79%
    Net investment income (loss) to
      average net assets+..........     (1.78%)     (1.68%)      0.01%
    Portfolio turnover rate@.......       152%        144%        165%

  + Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company during the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.68% (2002) and 82.22% (2001). The gross expense ratios would have been 4.68% (2002) and 82.23% (2001). The net investment (loss) ratios would have been (3.51%) (2002) and (81.18)%
     (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                          Year ended December 31,
                                     ----------------------------------
                                        2002        2001        2000
                                     ----------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................   $  4.60     $  5.68     $  7.61
Income from investment operations:
    Net investment (loss)..........     (0.30)      (0.09)      (0.01)
    Net (losses) on securities
      (both realized and
      unrealized)..................     (0.91)      (0.99)      (1.49)
                                      -------     -------     -------
        Total from investment
          operations...............     (1.21)      (1.08)      (1.50)
Less distributions:
    From net investment income.....      0.00        0.00        0.00
    From net realized gains........      0.00        0.00^      (0.43)
                                      -------     -------     -------
        Total distributions........      0.00        0.00       (0.43)
Net Asset Value, end of year.......   $  3.39     $  4.60     $  5.68
                                      =======     =======     =======
Total Return/Ratios
    Total return*..................    (26.30%)    (18.99%)    (19.69%)
    Net assets, end of period
      (000s).......................   $    33     $   127     $    82
    Net expenses to average net
      assets#,+....................      2.46%       3.13%       1.25%
    Gross expenses to average net
      assets#,+....................      2.47%       3.14%       1.28%
    Net investment (loss) to
      average net assets+..........     (1.29%)     (1.96%)     (0.40%)
    Portfolio turnover rate@.......       152%        144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.70% (2002) and 6.31% (2001). The gross expense ratios would have been 3.71% (2002) and 6.32% (2001). The net investment (loss) ratios would have been (2.53%) (2002) and (5.14)% (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. Organization and Significant Accounting Policies
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers
Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  Securities Valuation--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

  Foreign Securities--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  Federal Income Taxes--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  Investment Income--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  Distributions to Shareholders--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  Expenses--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  Other--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. Management Fees and Other Transactions with Affiliates
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $3,016 in sales commissions from the sale of Class A shares. DSC also retained $23,430 and $362 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of the Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $2,871 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $3,386 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   Time Period     Amount of Waiver
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $158.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $1,081, $3,299, $505, and $215, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1,

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $9,899, $1,514, $198,425, and $215, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,652, $2,613, $1,909, $49,848, $1,620, and $1,826, respectively, for state registration fees. During the year ended December 31, 2002, Class C, Class R, and Class T shares were reimbursed $514, $1,339, and $1,065, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. Federal Income Taxes
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. The tax character of distributions paid during 2002 was $109,803 of ordinary income and no long-term capital gain distributions. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

                                Undistributed Net      Undistributed Net
                                Investment Income  Realized Gains and Losses  Paid-In Capital
                                -----------------  -------------------------  ---------------
                                       $0                    $312                  $(312)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2009 and 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $       160,354
Accumulated Capital Losses........................  $   129,641,572
Post-October Capital Loss Deferral................  $             0
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $   217,379,363
Unrealized Appreciation...........................  $     4,177,987
Unrealized (Depreciation).........................  $   (27,337,231)
Net (Depreciation)................................  $   (23,159,244)

4. Fund Share Transactions
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                               Year             Year
                                               ended            ended
                                             12/31/02         12/31/01
                                          ---------------  ---------------
Class A
      Shares sold.......................           71,858          128,154
      Shares issued for dividends
        reinvested......................                0               24
      Shares redeemed...................          (56,813)         (88,734)
      Net Increase in Shares
        Outstanding.....................           15,045           39,444
Class B
      Shares sold.......................           42,856          204,936
      Shares issued for dividends
        reinvested......................                0               92
      Shares redeemed...................          (92,065)         (65,170)
      Net Increase (Decrease) in Shares
        Outstanding.....................          (49,209)         139,858
Class C
      Shares sold.......................           29,530           97,869
      Shares issued for dividends
        reinvested......................                0               20
      Shares redeemed...................          (33,351)         (99,210)
      Net (Decrease) in Shares
        Outstanding.....................           (3,821)          (1,321)
Class F
      Shares sold.......................        1,166,742        2,441,399
      Shares issued for dividends
        reinvested......................           27,018           17,159
      Shares redeemed...................       (7,977,540)      (8,709,891)
      Net (Decrease) in Shares
        Outstanding.....................       (6,783,780)      (6,251,333)

                                               Year             Year
                                               ended            ended
                                             12/31/02         12/31/01
                                          ---------------  ---------------
Class R
      Shares sold.......................           26,221           10,588
      Shares issued for dividends
        reinvested......................                0                0
      Shares redeemed...................          (20,676)               0
      Net Increase in Shares
        Outstanding.....................            5,545           10,588
Class T
      Shares sold.......................            1,045           68,057
      Shares issued for dividends
        reinvested......................                0               14
      Shares redeemed...................          (18,930)         (54,939)
      Net Increase (Decrease) in Shares
        Outstanding.....................          (17,885)          13,132

5. Line of Credit
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth and Income Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   OTHER INFORMATION
    (UNAUDITED)

Corporate Dividends Received Deduction
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2002, 75.92% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

Directors
Eugene H. Vaughan, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

Alan S. Danson, 63. Private investor. President and Director,
D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

Joan D. Manley, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

Robert P. Mastrovita, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

Trygve E. Myhren, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

George W. Phillips, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

Jay A. Precourt, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

Officers
Richard W. Sabo, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

David L. Ray, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

Kenneth R. Christoffersen, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

Francis P. Gaffney, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

William G. Germenis, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                        For More Information


                                DREYFUS FOUNDERS
                                GROWTH AND INCOME FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2003 Dreyfus Service Corporation                            275AR1202

Annual Report

Dreyfus Founders
International Equity Fund
Investment Update
December 31, 2002

Table of Contents

Management Overview                    3
Statement of Investments              10
Statement of Assets and Liabilities   14
Statement of Operations               16
Statements of Changes in Net Assets   17
Financial Highlights                  19
Notes to Financial Statements         25
Report of Independent Accountants     33
Other Information                     34
Your Board Representatives            35

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online?

It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

- Not FDIC-Insured - Not Bank-Guaranteed - May Lose Value

Management Overview

A discussion with portfolio manager
A. Edward Allinson, CFA

How did the Fund perform relative to its benchmark in 2002?

2002 was a challenging year for investors, as equities declined around the globe. International equity indexes fell less than the major U.S.-based markets-the Morgan Stanley Capital International (MSCI) World ex U.S. Index and the Standard & Poor's (S&P) 500 Index returned -15.80% and -22.10%, respectively.(1) However, the second half of the year was much weaker than the first for international markets.

In this environment, the Dreyfus Founders International Equity Fund underperformed its benchmark for the year. (See pages 6 and 7 for the Fund's total returns and for description of the MSCI World ex U.S Index.)

What were the dynamics affecting international investing in 2002? What broad market factors affected the Fund's performance most?

In early 2002, several factors combined to create what appeared to be a favorable environment for equities. For instance, in the closely watched U.S. economy, growth was in the 3% range; globally, inflation and interest rates remained under control; and U.S. unemployment was below 6%. Historically we have seen stocks respond positively in similar environments; however, as shown by their results, the equity markets appeared not to consider these factors in 2002.

"The Fund was positioned for an economic rebound, so held many technology-oriented companies, which suffered in 2002 when the anticipated U.S. economic recovery failed to materialize."

(1) The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

Performance Highlights

- The Fund underperformed its benchmark, the MSCI World ex U.S. Index, in 2002. Both the benchmark and the Fund struggled, particularly in the difficult second half of the year.

- While our research did not uncover many investment opportunities in the healthcare area, several of the stocks the Fund did own were weak performers.

- Throughout the year, the Fund was positioned for an economic rebound and renewed corporate spending. It included many technology stocks that disappointed when the recovery and spending did not materialize.

- Currency movements benefited Fund returns in 2002, as did many of its holdings of companies in Japan.

Hindered by geopolitical instability and U.S. corporate malfeasance, 2002 delivered the third straight year of equity market drops, despite corrections in 2000 and 2001. Additionally, large-cap stocks began the year with higher price earnings (P/E) multiples than small- and mid-cap stocks did. During 2002, we watched as large-cap stock multiples contracted more than the market did, hurting the share prices of the large-cap international stocks the Fund targets.

On a brighter note, the appreciation of the Yen and the Euro vis-a-vis the U.S. dollar helped Fund returns. On average, the Fund held 16% in Japanese equities and just over 32% in Euro-denominated stocks during 2002.

How did you position the Fund when you assumed portfolio management responsibility in April?

The changes that the team and I made to the portfolio involved repositioning and focusing the Fund. I was familiar with many of the names the Fund held, as I have managed large-cap international funds in the past, and I increased several of the Fund's existing positions. I liquidated other holdings to make room for companies that better reflected my approach. I focus on globally dominant companies that have dynamic eadership, a proven platform, financial strength, and brand power. We refer to these companies as the "best of breed," often the leaders in their individual markets. My approach is to manage a relatively concentrated portfolio. After reviewing existing holdings, I reduced the total number of positions in the Fund from about 90 to about 50 (53 holdings at year-end). Additionally, I positioned the Fund to be regionally neutral, meaning the Fund's country exposure is typically within a few percentage points of its benchmark.

What hindered performance in 2002 at a stock, sector or country level?

Many companies in the healthcare sector struggled in 2002 due to a consistently difficult regulatory environment, a vacancy at the U.S. Food and Drug Administration's top level, competition from generic drugs, and legislative objections to proposed price increases. Against this backdrop, we did not find many attractive investment opportunities in this area. Unfortunately, several of the names the Fund did hold hurt returns.

One example was the Fund's position in Ireland's flan Corporation PLC. The company's share price was hit by regulatory setbacks on products in its development pipeline, and-more significantly-by charges of corporate malfeasance. The company allegedly followed aggressive accounting practices, and had off-balance sheet investments and liabilities that were larger than those it had revealed to the investment community.

Largest Equity Holdings  (country of origin; ticker symbol)

         1.       Vodafone Group PLC  (United Kingdom; VOD)          3.18%
         2.       BP PLC  (United Kingdom; BP)                       3.16%
         3.       Satyam Computer Services Limited  (India; SYC)     3.12%
         4.       ING Groep NV  (Netherlands; ING.C)                 2.86%
         5.       Axa  (France; CS)                                  2.76%
         6.       Novartis AG  (Switzerland; NOV.N)                  2.58%
         7.       Sony Corporation  (Japan; 6758)                    2.55%
         8.       Diageo PLC  (United Kingdom; DGE)                  2.52%
         9.       Abitibi-Consolidated, Inc.  (Canada; A)            2.49%
         10.      NTT DoCoMo, Inc.  (Japan; 9437)                    2.47%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

flan was one of the Fund's weakest performers in 2002. Similarly, a position in specialty pharmaceuticals firm Biovail Corporation dampened returns, as regulatory delays and poor execution of strategy hurt the stock price. Investors were no longer willing to pay a premium for this stock in 2002, as the FDA slowdown limited the number of new approvals it could issue and created an unfavorable regulatory environment.

Like the Fund's healthcare holdings, its technology-related stocks also hindered performance. The Fund was positioned for an economic rebound, so held many stocks in this area. One example was Flextronics International Limited ADR, a Singapore-based company that provides advanced electronics manufacturing services to original equipment manufacturers

(OEMs). Its customers-OEMs-are concentrated in the telecommunications and consumer areas. The company restructured in mid-year and production was shifted to the Asia-Pacific region in an attempt to wait out the current corporate spending hiatus. Similarly, Checkpoint Software did not deliver on revenue and profit expectations in 2002 because corporate spending by its customers failed to materialize. These stocks-and the Fund's other technology-oriented holdings-suffered in 2002 when the anticipated U.S. economic recovery faded.

Change in Value of $10,000 Investment

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares.

Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to fee waivers and expense limitations. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

         The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2002. Total return figures for these indexes assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

Average Annual Total Return as of 12/31/02

                                    Inception     1         5       10        Since
                                      Date       Year     Years    Years     Inception
Class A Shares
         With sales charge (5.75%)  12/31/99   (32.30%)     -        -        (27.07%)
         Without sales charge       12/31/99   (28.19%)     -        -        (25.61%)
Class B Shares
         With redemption*           12/31/99   (31.62%)     -        -        (26.85%)
         Without redemption         12/31/99   (28.77%)     -        -        (26.19%)
Class C Shares
         With redemption**          12/31/99   (29.52%)     -        -        (26.22%)
         Without redemption         12/31/99   (28.80%)     -        -        (26.22%)
Class F Shares                      12/29/95   (28.30%)  (5.25%)     n/a        0.72%
Class R Shares                      12/31/99   (28.10%)     -        -        (25.47%)
Class T Shares
         With sales charge (4.50%)  12/31/99   (31.61%)     -        -        (26.95%)
         Without sales charge       12/31/99   (28.39%)     -        -        (25.82%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

         Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, as well as fee waivers, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

What management decisions had a positive impact on results?

We found several attractive investment opportunities in Japan in 2002. Of the large developed markets, Japan ended the year as the best performer. The Fund also benefited from the Yen's strength-the Fund is denominated in U.S. dollars and typically does not engage in currency hedging. Fast Retailing Company Limited-often referred to as "the Gap of Japan"-is one example. The company markets a casual line of basic men's and women's apparel under the brand UNIQLO. Fast Retailing's business model remains unique, as the management team has sidestepped the hugely inefficient, expensive and traditional Japanese retail supply chain. Instead, it manufactures all its apparel in China and buys raw materials in hedged U.S. dollars.

The company's image appears to be in rebuilding mode as Fast Retailing continues to absorb the unsustainable comparisons of the late 1990s. The Fund also received a boost from its holdings of Vodafone Group PLC and Satyam Computer Services Limited. Vodafone's shares benefited from the broad-based rally in tech- and telecom-related stocks late in the year. Furthermore, it showed a stabilization in its average revenue per user (ARPU) and operating margins in 2002, as management attention shifted to driving cash flow and profitability. Satyam demonstrated strong sales growth in 2002, the result of an acceleration in its offshore software development and implementation project. Satyam is one of a handful of companies that we see tapping the Indian pool of information technology (IT) professionals, who typically work for about one-third of the cost of their developed-country peers. From an investment perspective, the Indian IT services trend is just beginning, and appears to offer interesting investment opportunities in a range of industries.

What is your outlook for 2003, and what strategy do you expect to employ?

Using our bottom-up approach to stock selection, we expect to continue positioning the Fund for an economic recovery in 2003. Some of the factors pointing to such a rebound include attractive valuations overseas; a continuation of the favorable currency situation relative to the U.S. dollar; comparatively healthy consumer spending trends, particularly in the U.K.; and the absence of a sharp upward move in unemployment. We are also encouraged by the widespread expectation for lower interest rates abroad, particularly in Europe.

Nonetheless, we anticipate further challenges ahead for companies in Germany, as our research indicates that the German economy, like the U.S. economy, is suffering from a manufacturing-led recession. We feel that the lack of flexible labor laws in Germany highlights the overall strain being put on many of the Euro zone economies. In 2003, we will use our research-intensive process to uncover candidates for investment that are reasonably valued-especially in Europe-and that we believe could thrive in a more accommodative monetary environment.

However, we feel the investment environment in 2003 is likely to be a more rational one than we've had in recent years. This highlights the importance of company-by-company research and analysis, and could benefit the relatively concentrated portfolio that we manage.

Portfolio Composition

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

A. Edward Allinson, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-1.8%
OIL & GAS EQUIPMENT & SERVICES-1.8%
13,850       Schlumberger Limited................................       $   582,948
                                                                        -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$735,695)..................................................           582,948
                                                                        -----------

COMMON STOCKS (FOREIGN)-93.1%
AIR FREIGHT & LOGISTICS-1.9%
56,600       Exel PLC (UK).......................................           626,864
                                                                        -----------
APPAREL RETAIL-1.7%
16,000       Fast Retailing Company Limited (JA).................           563,580
                                                                        -----------
AUTOMOBILE MANUFACTURERS-1.5%
13,300       Honda Motor Company Limited (JA)....................           492,011
                                                                        -----------
BANKS-13.6%
74,525       Barclays PLC (UK)...................................           461,882
14,275       BNP Paribas SA (FR).................................           581,635
29,550       Credit Suisse Group (SZ)*...........................           641,137
42,325       HSBC Holdings PLC (UK)..............................           467,742
37,325       Lloyds TSB Group PLC (UK)...........................           267,981
  86         Mitsubishi Tokyo Financial Group, Inc. (JA).........           467,431
16,600       Royal Bank of Scotland Group PLC (UK)...............           397,630
58,475       Standard Chartered PLC (UK).........................           664,574
11,200       UBS AG (SZ).........................................           544,326
                                                                        -----------
                                                                          4,494,338
                                                                        -----------
BREWERS-2.3%
19,175       Heineken NV (NE)....................................           748,489
                                                                        -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

CONSUMER ELECTRONICS-6.0%
26,825       Koninklijke (Royal) Philips Electronics NV (NE).....       $   470,071
7,100        Nintendo Company Limited (JA).......................           663,512
20,100       Sony Corporation (JA)...............................           840,111
                                                                        -----------
                                                                          1,973,694
                                                                        -----------
DISTILLERS & VINTNERS-2.5%
76,250       Diageo PLC (UK).....................................           828,538
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES-7.0%
109,650      Amvescap PLC (UK)...................................           702,523
55,500       ING Groep NV (NE)...................................           939,948
201,000      Nikko Cordial Corporation (JA)......................           677,509
                                                                        -----------
                                                                          2,319,980
                                                                        -----------
DIVERSIFIED METALS & MINING-2.4%
39,375       Rio Tinto PLC (UK)..................................           785,979
                                                                        -----------
ELECTRIC UTILITIES-1.1%
30,775       Endesa SA (SP)......................................           360,064
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-2.0%
79,060       Flextronics International Limited ADR (SG)*.........           647,501
                                                                        -----------
EMPLOYMENT SERVICES-1.4%
12,275       Adecco SA (SZ)......................................           481,164
                                                                        -----------
HEALTHCARE SUPPLIES-1.0%
54,750       Smith & Nephew PLC (UK).............................           335,357
                                                                        -----------
INDUSTRIAL CONGLOMERATES-3.0%
49,000       Hutchison Whampoa Limited (HK)......................           306,627
15,825       Siemens AG (GE).....................................           672,521
                                                                        -----------
                                                                            979,148
                                                                        -----------
INTEGRATED OIL & GAS-7.2%
151,425      BP PLC (UK).........................................         1,040,864
14,150       Royal Dutch Petroleum Company (NE)..................           622,867
4,875        Total Fina Elf SA (FR)..............................           696,209
                                                                        -----------
                                                                          2,359,940
                                                                        -----------
INTEGRATED TELECOMMUNICATION SERVICES-1.3%
46,325       Telefonica SA (SP)*.................................           414,640
                                                                        -----------
IT CONSULTING & SERVICES-3.1%
177,100      Satyam Computer Services Limited (IN)...............         1,026,404
                                                                        -----------
MULTI-LINE INSURANCE-2.8%
67,775       Axa (FR)............................................           909,593
                                                                        -----------
MULTI-UTILITIES & UNREGULATED POWER-1.9%
36,200       Suez SA (FR)........................................           628,277
                                                                        -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-CONTINUED
OFFICE ELECTRONICS-1.6%
14,000       Canon, Inc. (JA)....................................       $   527,345
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTION-2.1%
22,000       Encana Corporation (CA).............................           679,301
                                                                        -----------
PACKAGED FOODS & MEATS-2.0%
10,575       Unilever NV (NE)....................................           649,702
                                                                        -----------
PAPER PRODUCTS-4.0%
106,875      Abitibi-Consolidated, Inc. (CA).....................           820,606
15,300       UPM-Kymmene Oyj (FI)................................           491,270
                                                                        -----------
                                                                          1,311,876
                                                                        -----------
PHARMACEUTICALS-7.2%
37,600       GlaxoSmithKline PLC (UK)............................           721,494
23,250       Novartis AG (SZ)....................................           848,313
7,450        Schering AG (GE)....................................           324,423
73,925       Shire Pharmaceuticals Group PLC (UK)*...............           473,039
                                                                        -----------
                                                                          2,367,269
                                                                        -----------
PUBLISHING-2.8%
65,525       Pearson PLC (UK)....................................           605,990
38,025       Reed Elsevier PLC (UK)..............................           325,649
                                                                        -----------
                                                                            931,639
                                                                        -----------
REINSURANCE-1.2%
8,325        Converium Holding AG (SZ)*..........................           403,396
                                                                        -----------
SEMICONDUCTORS-0.8%
325,175      ARM Holdings PLC (UK)*..............................           251,262
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT-1.0%
471,400      Telefonaktiebolaget LM Ericsson (SW)................           330,017
                                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES-6.7%
484,000      China Unicom Limited (HK)*..........................           328,939
 441         NTT DoCoMo, Inc. (JA)...............................           813,845
573,650      Vodafone Group PLC (UK).............................         1,045,812
                                                                        -----------
                                                                          2,188,596
                                                                        -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$35,813,003)...............................................        30,615,964
                                                                        -----------

PREFERRED STOCKS (FOREIGN)-1.4%
AUTOMOBILE MANUFACTURERS-1.4%
1,125        Porsche AG Preferred (GE)...........................           467,471
                                                                        -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$503,722)..................................................           467,471
                                                                        -----------


---------------------------------------------------------------------------------------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST

CORPORATE SHORT-TERM NOTES-3.3%
HEALTHCARE EQUIPMENT-1.5%
500$,000        Becton Dickinson & Company
                1.20% 1/2/03........................................       $   499,983
                                                                           -----------
SPECIAL PURPOSE ENTITY-1.8%
600,000         Corporate Asset Funding Corporation
                1.25% 1/2/03........................................           599,979
                                                                           -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,099,962).........................................         1,099,962
                                                                           -----------
TOTAL INVESTMENTS-99.6%
(TOTAL COST-$38,152,382)............................................        32,766,345
OTHER ASSETS AND LIABILITIES-0.4%...................................           133,299
                                                                           -----------
NET ASSETS-100.0%...................................................       $32,899,644
                                                                           ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost............................    $38,152,382
                                                              -----------
Investment securities, at market..........................     32,766,345
Cash......................................................         60,959
Foreign currency (cost $1,253)............................          1,252
Receivables:
  Capital shares sold.....................................        529,020
  Dividends...............................................         24,955
  From adviser............................................         37,127
  From transfer agent.....................................         13,692
Other assets..............................................         30,161
                                                              -----------
    Total Assets..........................................     33,463,511
                                                              -----------
LIABILITIES
Payables:
  Capital shares redeemed.................................        443,105
  Advisory fees...........................................         21,890
  Shareholder servicing fees..............................          7,557
  Accounting fees.........................................          2,919
  Distribution fees.......................................          6,058
  Custodian fees..........................................          4,739
  To transfer agent.......................................          8,143
  Other...................................................         66,079
  Dividends...............................................          3,377
                                                              -----------
    Total Liabilities.....................................        563,867
                                                              -----------
Net Assets................................................    $32,899,644
                                                              ===========

Net Assets--Class A.........................................    $18,217,219
Shares Outstanding--Class A.................................      2,535,249
Net Asset Value, Redemption Price Per Share.................    $      7.19
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $      7.63

Net Assets--Class B.........................................    $ 2,201,353
Shares Outstanding--Class B.................................        313,103
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      7.03

Net Assets--Class C.........................................    $   532,404
Shares Outstanding--Class C.................................         75,866
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      7.02

Net Assets--Class F.........................................    $ 9,320,521
Shares Outstanding--Class F.................................      1,298,218
Net Asset Value, Offering and Redemption Price Per Share....    $      7.18

Net Assets--Class R.........................................    $ 2,470,007
Shares Outstanding--Class R.................................        341,963
Net Asset Value, Offering and Redemption Price Per Share....    $      7.22

Net Assets--Class T.........................................    $   158,140
Shares Outstanding--Class T.................................         22,145
Net Asset Value, Redemption Price Per Share.................    $      7.14
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $      7.48

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends..............................................    $    714,594
  Interest...............................................          24,784
  Foreign taxes withheld.................................         (72,111)
                                                             ------------
      Total Investment Income............................         667,267
                                                             ------------
  Expenses:
    Advisory fees--Note 2................................         439,153
    Shareholder servicing fees--Note 2...................         104,978
    Accounting fees--Note 2..............................          28,012
    Distribution fees--Note 2............................          60,480
    Transfer agency fees--Note 2.........................         135,592
    Registration fees--Note 2............................          71,660
    Postage and mailing expenses.........................           9,313
    Custodian fees and expenses--Note 2..................          43,778
    Printing expenses....................................          25,691
    Legal and audit fees.................................          15,212
    Directors' fees and expenses.........................           5,537
    Other expenses.......................................          31,384
                                                             ------------
      Total Expenses.....................................         970,790
      Earnings Credits...................................          (1,981)
      Reimbursed/Waived Expenses.........................        (331,333)
      Expense Offset to Broker Commissions...............          (2,374)
                                                             ------------
      Net Expenses.......................................         635,102
                                                             ------------
    Net Investment Income................................          32,165
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions (net of
foreign taxes on Indian investments of $59,547)..........      (5,608,291)
Net Realized Gain from Foreign Currency Transactions.....          24,687
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation.............      (8,376,964)
                                                             ------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions........     (13,960,568)
                                                             ------------
Net (Decrease) in Net Assets Resulting from Operations...    $(13,928,403)
                                                             ============

Purchases of long-term securities........................    $ 94,155,241
Proceeds from sales of long-term securities..............    $101,171,103

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR ENDED      YEAR ENDED
                                                         12/31/02        12/31/01
                                                       ------------    ------------
OPERATIONS
Net Investment Income (Loss).......................    $     32,165    $   (205,306)
Net Realized (Loss) from Security Transactions.....      (5,608,291)    (17,032,162)
Net Realized Gain (Loss) from Foreign Currency
  Transactions.....................................          24,687         (21,169)
Net Change in Unrealized
  Appreciation/Depreciation........................      (8,376,964)      3,100,247
                                                       ------------    ------------
  Net (Decrease) in Net Assets Resulting from
    Operations.....................................     (13,928,403)    (14,158,390)
                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A..........................................         (32,238)              0
  Class B..........................................               0               0
  Class C..........................................               0               0
  Class F..........................................         (15,146)              0
  Class R..........................................          (9,276)              0
  Class T..........................................               0               0
                                                       ------------    ------------
Net (Decrease) from Dividends and Distributions....         (56,660)              0
                                                       ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                                    YEAR ENDED      YEAR ENDED
                                                     12/31/02        12/31/01
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A......................................    $ 34,712,760    $  7,643,000
  Class B......................................       1,041,200       1,786,462
  Class C......................................         241,026       1,203,372
  Class F......................................      15,539,534      41,711,583
  Class R......................................       2,397,887       7,082,104
  Class T......................................           2,419          83,788
Shares issued in connection with
  acquisition--Note 6
  Class A......................................               0      25,680,179
Reinvested dividends and distributions
  Class A......................................          30,237               0
  Class B......................................               0               0
  Class C......................................               0               0
  Class F......................................          14,235               0
  Class R......................................           8,099               0
  Class T......................................               0               0
                                                   ------------    ------------
                                                     53,987,397      85,190,488
Cost of shares redeemed
  Class A......................................     (38,087,744)     (8,653,677)
  Class B......................................      (1,633,534)     (1,240,846)
  Class C......................................        (870,079)     (1,543,922)
  Class F......................................     (18,862,775)    (46,337,728)
  Class R......................................      (4,994,824)     (1,186,922)
  Class T......................................        (104,892)       (227,066)
                                                   ------------    ------------
                                                    (64,553,848)    (59,190,161)
                                                   ------------    ------------
Net Increase (Decrease) from Capital Share
  Transactions.................................     (10,566,451)     26,000,327
                                                   ------------    ------------
Net Increase (Decrease) in Net Assets..........     (24,551,514)     11,841,937

NET ASSETS
  Beginning of year............................    $ 57,451,158    $ 45,609,221
                                                   ------------    ------------
  End of year..................................    $ 32,899,644    $ 57,451,158
                                                   ============    ============
Net Assets consist of:
Capital (par value and paid-in surplus)........    $ 72,762,197    $ 86,857,313
Accumulated undistributed net investment income
  (loss).......................................          (7,832)         (6,892)
Accumulated undistributed net realized (loss)
  from security transactions (net of foreign
  taxes on Indian investments of $59,547 and
  $0, respectively)............................     (34,472,032)    (32,393,538)
Unrealized appreciation (depreciation) on
  investments and foreign currency
  translation..................................      (5,382,689)      2,994,275
                                                   ------------    ------------
Total..........................................    $ 32,899,644    $ 57,451,158
                                                   ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                       YEAR ENDED DECEMBER 31,
                                                   --------------------------------
                                                     2002        2001        2000
                                                   --------    --------    --------
CLASS A SHARES
Net Asset Value, beginning of year.............    $ 10.03     $ 14.42      $19.88
Income from investment operations:
    Net investment income (loss)...............       0.01        0.00^      (0.03)
    Net (losses) on securities (both realized
      and unrealized)..........................      (2.84)      (4.39)      (3.53)
                                                   -------     -------      ------
        Total from investment operations.......      (2.83)      (4.39)      (3.56)
Less distributions:
    From net investment income.................      (0.01)       0.00        0.00
    From net realized gains....................       0.00        0.00       (1.90)
                                                   -------     -------      ------
        Total distributions....................      (0.01)       0.00       (1.90)
Net Asset Value, end of year...................    $  7.19     $ 10.03      $14.42
                                                   =======     =======      ======
Total Return/Ratios
    Total return*..............................     (28.19%)    (30.44%)    (17.60%)
    Net assets, end of period (000s)...........    $18,217     $29,151      $4,434
    Net expenses to average net assets#, +.....       1.40%       1.44%       1.77%
    Gross expenses to average net
      assets#, +...............................       1.40%       1.46%       1.82%
    Net investment income (loss) to average net
      assets+..................................       0.13%      (0.74%)     (0.36%)
    Portfolio turnover rate@...................        220%        213%        184%

                    ^   Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
                    *   Sales charges are not reflected in the total return.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits but after management waiver divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 2.18% (2002) and 1.76% (2001). The
                        gross expense ratios would have been 2.18% (2002) and 1.78%
                        (2001). The net investment income (loss) ratios would have been (0.65%) (2002) and (1.06%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------
                                                     2002          2001          2000
                                                   --------      --------      --------
CLASS B SHARES
Net Asset Value, beginning of year.............     $ 9.87        $14.29        $19.88
Income from investment operations:
    Net investment (loss)......................      (0.11)        (0.12)        (0.09)
    Net (losses) on securities (both realized
      and unrealized)..........................      (2.73)        (4.30)        (3.60)
                                                    ------        ------        ------
        Total from investment operations.......      (2.84)        (4.42)        (3.69)
Less distributions:
    From net investment income.................       0.00          0.00          0.00
    From net realized gains....................       0.00          0.00         (1.90)
                                                    ------        ------        ------
        Total distributions....................       0.00          0.00         (1.90)
Net Asset Value, end of year...................     $ 7.03        $ 9.87        $14.29
                                                    ======        ======        ======
Total Return/Ratios
    Total return*..............................     (28.77%)      (30.93%)      (18.27%)
    Net assets, end of period (000s)...........     $2,201        $3,786        $5,129
    Net expenses to average net assets#, +.....       2.15%         2.26%         2.52%
    Gross expenses to average net
      assets#, +...............................       2.16%         2.28%         2.57%
    Net investment (loss) to average net
      assets+..................................      (0.61%)       (1.03%)       (1.18%)
    Portfolio turnover rate@...................        220%          213%          184%

                    *   Sales charges are not reflected in the total return.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 2.90% (2002) and 2.65%. (2001) The
                        gross expense ratios would have been 2.91% (2002) and 2.67%
                        (2001). The net investment (loss) ratios would have been
                        (1.36%) (2002) and (1.42%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------
                                                     2002          2001          2000
                                                   --------      --------      --------
CLASS C SHARES
Net Asset Value, beginning of year.............     $ 9.86        $14.27        $19.88
Income from investment operations:
    Net investment (loss)......................      (0.29)        (0.16)        (0.07)
    Net (losses) on securities (both realized
      and
      unrealized)..............................      (2.55)        (4.25)        (3.64)
                                                    ------        ------        ------
        Total from investment operations.......      (2.84)        (4.41)        (3.71)
Less distributions:
    From net investment income.................       0.00          0.00          0.00
    From net realized gains....................       0.00          0.00         (1.90)
                                                    ------        ------        ------
        Total distributions....................       0.00          0.00         (1.90)
Net Asset Value, end of year...................     $ 7.02        $ 9.86        $14.27
                                                    ======        ======        ======
Total Return/Ratios
    Total return*..............................     (28.80%)      (30.90%)      (18.37%)
    Net assets, end of period (000s)...........     $  532        $1,429        $2,635
    Net expenses to average net assets#, +.....       2.15%         2.26%         2.50%
    Gross expenses to average net
      assets#, +...............................       2.16%         2.29%         2.55%
    Net investment (loss) to average net
      assets+..................................      (0.63%)       (0.99%)       (1.18%)
    Portfolio turnover rate@...................        220%          213%          184%

                    *   Sales charges are not reflected in the total return.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 3.10% (2002) and 2.83% (2001). The
                        gross expense ratios would have been 3.11% (2002) and 2.85%
                        (2001). The net investment (loss) ratios would have been
                        (1.58%) (2002) and (1.56%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                      YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------
                                    2002          2001          2000          1999          1998
                                  --------      --------      --------      --------      --------
CLASS F SHARES
Net Asset Value, beginning of
  year........................     $10.03       $ 14.40       $ 19.87       $ 14.03       $ 12.05
Income from investment
  operations:
    Net investment income
      (loss)..................      (0.05)        (0.07)        (0.08)        (0.05)         0.03
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............      (2.79)        (4.30)        (3.49)         8.07          2.02
                                   ------       -------       -------       -------       -------
        Total from investment
          operations..........      (2.84)        (4.37)        (3.57)         8.02          2.05
Less distributions:
    From net investment
      income..................      (0.01)         0.00          0.00          0.00          0.00
    From net realized gains...       0.00          0.00         (1.90)        (2.18)        (0.07)
                                   ------       -------       -------       -------       -------
        Total distributions...      (0.01)         0.00         (1.90)        (2.18)        (0.07)
Net Asset Value, end of
  year........................     $ 7.18       $ 10.03       $ 14.40       $ 19.87       $ 14.03
                                   ======       =======       =======       =======       =======
Total Return/Ratios
    Total return..............     (28.30%)      (30.35%)      (17.65%)       58.71%        17.01%
    Net assets, end of period
      (000s)..................     $9,321       $16,640       $30,040       $35,607       $18,938
    Net expenses to average
      net assets#, +..........       1.40%         1.52%         1.80%         1.80%         1.80%
    Gross expenses to average
      net assets#, +..........       1.40%         1.55%         1.84%         1.82%         1.83%
    Net investment income
      (loss) to average net
      assets+.................       0.12%        (0.26%)       (0.55%)       (0.36%)        0.02%
    Portfolio turnover
      rate@...................        220%          213%          184%          205%          148%

                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates. Had these fees not been reimbursed, the net expense ratios would have been 2.13% (2002), 1.96% (2001),
                        1.91% (2000), 1.97% (1999), and 1.89% (1998). The gross
                        expense ratios would have been 2.13% (2002), 1.99% (2001),
                        1.95% (2000), 1.99% (1999), and 1.92% (1998). The net
                        investment income (loss) ratios would have been (0.61%)
                        (2002), (0.70%) (2001), (0.66%) (2000), (0.53%) (1999), and
                        (0.07%) (1998).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------
                                                     2002          2001          2000
                                                   --------      --------      --------
CLASS R SHARES
Net Asset Value, beginning of year.............     $10.08        $14.45        $19.88
Income from investment operations:
    Net investment income (loss)...............       0.02          0.00^        (0.01)
    Net (losses) on securities (both realized
      and unrealized)..........................      (2.85)        (4.37)        (3.52)
                                                    ------        ------        ------
        Total from investment operations.......      (2.83)        (4.37)        (3.53)
Less distributions:
    From net investment income.................      (0.03)         0.00          0.00
    From net realized gains....................       0.00          0.00         (1.90)
                                                    ------        ------        ------
        Total distributions....................      (0.03)         0.00         (1.90)
Net Asset Value, end of year...................     $ 7.22        $10.08        $14.45
                                                    ======        ======        ======
Total Return/Ratios
    Total return...............................     (28.10%)      (30.24%)      (17.45%)
    Net assets, end of period (000s)...........     $2,470        $6,102        $2,716
    Net expenses to average net assets#, +.....       1.15%         1.26%         1.53%
    Gross expenses to average net
      assets#, +...............................       1.16%         1.28%         1.63%
    Net investment income (loss) to average net
      assets+..................................       0.27%        (0.04%)       (0.40%)
    Portfolio turnover rate@...................        220%          213%          184%

                    ^   Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 1.70% (2002) and 1.55% (2001). The
                        gross expense ratios would have been 1.71% (2002) and 1.57%
                        (2001). The net investment income (loss) ratios would have been (0.28%) (2002) and (0.33%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------
                                                     2002          2001          2000
                                                   --------      --------      --------
CLASS T SHARES
Net Asset Value, beginning of year.............     $ 9.97        $14.37        $19.88
Income from investment operations:
    Net investment (loss)......................      (0.10)        (0.09)        (0.06)
    Net (losses) on securities (both realized
      and
      unrealized)..............................      (2.73)        (4.31)        (3.55)
                                                    ------        ------        ------
        Total from investment operations.......      (2.83)        (4.40)        (3.61)
Less distributions:
    From net investment income.................       0.00          0.00          0.00
    From net realized gains....................       0.00          0.00         (1.90)
                                                    ------        ------        ------
        Total distributions....................       0.00          0.00         (1.90)
Net Asset Value, end of year...................     $ 7.14        $ 9.97        $14.37
                                                    ======        ======        ======
Total Return/Ratios
    Total return*..............................     (28.39%)      (30.62%)      (17.85%)
    Net assets, end of period (000s)...........     $  158        $  343        $  654
    Net expenses to average net assets#, +.....       1.65%         1.77%         1.98%
    Gross expenses to average net
      assets#, +...............................       1.65%         1.80%         2.03%
    Net investment (loss) to average net
      assets+..................................      (0.12%)       (0.53%)       (0.70%)
    Portfolio turnover rate@...................        220%          213%          184%

                    *   Sales charges are not reflected in the total return.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 4.00% (2002) and 2.83% (2001). The
                        gross expense ratios would have been 4.00% (2002) and 2.86%
                        (2001). The net investment (loss) ratios would have been
                        (2.47%) (2002) and (1.59%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and
Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a permanent contractual commitment. For the year ended December 31, 2002, $329,321 was reimbursed to the Fund by Founders pursuant to this provision.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $47,308 and $13 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $31,464 of contingent deferred sales charges relating to redemptions of Class B shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $55,108 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002 to December 31, 2002, the Fund was charged $12,126 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD            AMOUNT OF WAIVER
            -----------            ----------------
                 9/1/02 to
           8/31/03........             $100,000
                 9/1/03 to
           8/31/04........             $150,000
                 9/1/04 to
           8/31/05........             $200,000
                 9/1/05 to
           8/31/06........             $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $2,012.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,

Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $59,585, $7,321, $2,084, and $606, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $21,964, $6,251, $31,659, and $606, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $37,320,

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
$5,568, $2,358, $18,706, $5,595, and $2,113, respectively, for state registration fees. During the year ended December 31, 2002, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. The tax character of distributions paid during 2002 was $56,660 of ordinary income and no long-term capital gain distributions. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET    UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME         GAINS AND LOSSES         PAID-IN CAPITAL
-----------------    --------------------------    ---------------
23,55$5......                $3,505,110              $(3,528,665)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2007 through 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income......................         $    51,376
Accumulated Capital Losses.........................         $32,278,870
Post-October Capital Loss Deferral.................         $ 1,940,686
Post-October Currency Loss Deferral................         $         0
Federal Tax Cost...................................         $38,404,857
Unrealized Appreciation............................         $   938,438
Unrealized (Depreciation)..........................         $(6,576,950)
Net (Depreciation).................................         $(5,638,512)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                              YEAR          YEAR
                                                             ENDED         ENDED
                                                            12/31/02      12/31/01
                                                           ----------    ----------
CLASS A
      Shares sold .....................................     4,149,772       726,658
      Shares issued in connection with acquisition.....             0     2,689,024
      Shares issued for dividends reinvested...........         4,234             0
      Shares redeemed..................................    (4,523,803)     (818,201)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....      (369,797)    2,597,481
CLASS B
      Shares sold......................................       144,790       140,613
      Shares issued for dividends reinvested...........             0             0
      Shares redeemed .................................      (215,227)     (115,883)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....       (70,437)       24,730
CLASS C
      Shares sold......................................        27,418        94,979
      Shares issued for dividends reinvested...........             0             0
      Shares redeemed .................................       (96,541)     (134,656)
      NET (DECREASE) IN SHARES OUTSTANDING.............       (69,123)      (39,677)
CLASS F
      Shares sold .....................................     1,879,837     3,457,694
      Shares issued for dividends reinvested...........         1,997             0
      Shares redeemed .................................    (2,242,842)   (3,885,182)
      NET (DECREASE) IN SHARES OUTSTANDING.............      (361,008)     (427,488)

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

                                                              YEAR          YEAR
                                                             ENDED         ENDED
                                                            12/31/02      12/31/01
                                                           ----------    ----------
CLASS R
      Shares sold......................................       280,113       521,082
      Shares issued for dividends reinvested...........         1,130             0
      Shares redeemed .................................      (544,644)     (103,633)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....      (263,401)      417,449
CLASS T
      Shares sold......................................           291         6,105
      Shares issued for dividends reinvested...........             0             0
      Shares redeemed .................................       (12,536)      (17,249)
      NET (DECREASE) IN SHARES OUTSTANDING.............       (12,245)      (11,144)

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

6. ACQUISITION OF DREYFUS INTERNATIONAL GROWTH FUND
On October 5, 2001, the Fund acquired all the net assets of Dreyfus International Growth Fund ("DIG") pursuant to a plan of reorganization approved by DIG shareholders on September 28, 2001. The acquisition was accomplished by a tax-free exchange of 2,689,024 Class A Shares of the Fund (valued at $25,680,179) for the 3,835,004 shares of DIG outstanding on October 5, 2001. DIG's net assets on that date, $25,680,179, including $1,909,771 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and DIG immediately before the acquisition were $32,264,552 and $25,680,179, respectively.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   OTHER INFORMATION
    (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2002, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                      This page intentionally left blank.

                      This page intentionally left blank.

Dreyfus Founders Internatinal Equity Fund
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A Mellon Financial Company(SM)
2930 East Third Avenue
Denver, CO  80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2003

      (c) 2003 Founders Asset Management LLC, Broker-Dealer.
A-646-IE-02

        Dreyfus Founders
        International
        Equity Fund




        ANNUAL REPORT     December 31, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

Table of Contents

Management Overview                    3
Statement of Investments              10
Statement of Assets and Liabilities   14
Statement of Operations               16
Statements of Changes in Net Assets   17
Financial Highlights                  19
Notes to Financial Statements         25
Report of Independent Accountants     33
Other Information                     34
Your Board Representatives            35



The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

- Not FDIC-Insured - Not Bank-Guaranteed - May Lose Value

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online?

It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

Management Overview

A discussion with portfolio manager
A. Edward Allinson, CFA

How did the Fund perform relative to its benchmark in 2002?

2002 was a challenging year for investors, as equities declined around the globe. International equity indexes fell less than the major U.S.-based markets-the Morgan Stanley Capital International (MSCI) World ex U.S. Index and the Standard & Poor's (S&P) 500 Index returned -15.80% and -22.10%, respectively.(1) However, the second half of the year was much weaker than the first for international markets.

In this environment, the Dreyfus Founders International Equity Fund underperformed its benchmark for the year. (See pages 6 and 7 for the Fund's total returns and for description of the MSCI World ex U.S Index.)

What were the dynamics affecting international investing in 2002? What broad market factors affected the Fund's performance most?

In early 2002, several factors combined to create what appeared to be a favorable environment for equities. For instance, in the closely watched U.S. economy, growth was in the 3% range; globally, inflation and interest rates remained under control; and U.S. unemployment was below 6%. Historically we have seen stocks respond positively in similar environments; however, as shown by their results, the equity markets appeared not to consider these factors in 2002.

"The Fund was positioned for an economic rebound, so held many technology-oriented companies, which suffered in 2002 when the anticipated U.S. economic recovery failed to materialize."

(1) The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

Performance Highlights

- The Fund underperformed its benchmark, the MSCI World ex U.S. Index, in 2002. Both the benchmark and the Fund struggled, particularly in the difficult second half of the year.

- While our research did not uncover many investment opportunities in the healthcare area, several of the stocks the Fund did own were weak performers.

- Throughout the year, the Fund was positioned for an economic rebound and renewed corporate spending. It included many technology stocks that disappointed when the recovery and spending did not materialize.

- Currency movements benefited Fund returns in 2002, as did many of its holdings of companies in Japan.

Hindered by geopolitical instability and U.S. corporate malfeasance, 2002 delivered the third straight year of equity market drops, despite corrections in 2000 and 2001. Additionally, large-cap stocks began the year with higher price earnings (P/E) multiples than small- and mid-cap stocks did. During 2002, we watched as large-cap stock multiples contracted more than the market did, hurting the share prices of the large-cap international stocks the Fund targets.

On a brighter note, the appreciation of the Yen and the Euro vis-a-vis the U.S. dollar helped Fund returns. On average, the Fund held 16% in Japanese equities and just over 32% in Euro-denominated stocks during 2002.

How did you position the Fund when you assumed portfolio management responsibility in April?

The changes that the team and I made to the portfolio involved repositioning and focusing the Fund. I was familiar with many of the names the Fund held, as I have managed large-cap international funds in the past, and I increased several of the Fund's existing positions. I liquidated other holdings to make room for companies that better reflected my approach. I focus on globally dominant companies that have dynamic eadership, a proven platform, financial strength, and brand power. We refer to these companies as the "best of breed," often the leaders in their individual markets. My approach is to manage a relatively concentrated portfolio. After reviewing existing holdings, I reduced the total number of positions in the Fund from about 90 to about 50 (53 holdings at year-end). Additionally, I positioned the Fund to be regionally neutral, meaning the Fund's country exposure is typically within a few percentage points of its benchmark.

What hindered performance in 2002 at a stock, sector or country level?

Many companies in the healthcare sector struggled in 2002 due to a consistently difficult regulatory environment, a vacancy at the U.S. Food and Drug Administration's top level, competition from generic drugs, and legislative objections to proposed price increases. Against this backdrop, we did not find many attractive investment opportunities in this area. Unfortunately, several of the names the Fund did hold hurt returns.

One example was the Fund's position in Ireland's flan Corporation PLC. The company's share price was hit by regulatory setbacks on products in its development pipeline, and-more significantly-by charges of corporate malfeasance. The company allegedly followed aggressive accounting practices, and had off-balance sheet investments and liabilities that were larger than those it had revealed to the investment community.

Largest Equity Holdings  (country of origin; ticker symbol)

         1.       Vodafone Group PLC  (United Kingdom; VOD)          3.18%
         2.       BP PLC  (United Kingdom; BP)                       3.16%
         3.       Satyam Computer Services Limited  (India; SYC)     3.12%
         4.       ING Groep NV  (Netherlands; ING.C)                 2.86%
         5.       Axa  (France; CS)                                  2.76%
         6.       Novartis AG  (Switzerland; NOV.N)                  2.58%
         7.       Sony Corporation  (Japan; 6758)                    2.55%
         8.       Diageo PLC  (United Kingdom; DGE)                  2.52%
         9.       Abitibi-Consolidated, Inc.  (Canada; A)            2.49%
         10.      NTT DoCoMo, Inc.  (Japan; 9437)                    2.47%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

flan was one of the Fund's weakest performers in 2002. Similarly, a position in specialty pharmaceuticals firm Biovail Corporation dampened returns, as regulatory delays and poor execution of strategy hurt the stock price. Investors were no longer willing to pay a premium for this stock in 2002, as the FDA slowdown limited the number of new approvals it could issue and created an unfavorable regulatory environment.

Like the Fund's healthcare holdings, its technology-related stocks also hindered performance. The Fund was positioned for an economic rebound, so held many stocks in this area. One example was Flextronics International Limited ADR, a Singapore-based company that provides advanced electronics manufacturing services to original equipment manufacturers

(OEMs). Its customers-OEMs-are concentrated in the telecommunications and consumer areas. The company restructured in mid-year and production was shifted to the Asia-Pacific region in an attempt to wait out the current corporate spending hiatus. Similarly, Checkpoint Software did not deliver on revenue and profit expectations in 2002 because corporate spending by its customers failed to materialize. These stocks-and the Fund's other technology-oriented holdings-suffered in 2002 when the anticipated U.S. economic recovery faded.

Change in Value of $10,000 Investment

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares.

Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to fee waivers and expense limitations. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

         The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2002. Total return figures for these indexes assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

Average Annual Total Return as of 12/31/02

                                    Inception     1         5       10        Since
                                      Date       Year     Years    Years     Inception
Class A Shares
         With sales charge (5.75%)  12/31/99   (32.30%)     -        -        (27.07%)
         Without sales charge       12/31/99   (28.19%)     -        -        (25.61%)
Class B Shares
         With redemption*           12/31/99   (31.62%)     -        -        (26.85%)
         Without redemption         12/31/99   (28.77%)     -        -        (26.19%)
Class C Shares
         With redemption**          12/31/99   (29.52%)     -        -        (26.22%)
         Without redemption         12/31/99   (28.80%)     -        -        (26.22%)
Class F Shares                      12/29/95   (28.30%)  (5.25%)     n/a        0.72%
Class R Shares                      12/31/99   (28.10%)     -        -        (25.47%)
Class T Shares
         With sales charge (4.50%)  12/31/99   (31.61%)     -        -        (26.95%)
         Without sales charge       12/31/99   (28.39%)     -        -        (25.82%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

         Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, as well as fee waivers, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

What management decisions had a positive impact on results?

We found several attractive investment opportunities in Japan in 2002. Of the large developed markets, Japan ended the year as the best performer. The Fund also benefited from the Yen's strength-the Fund is denominated in U.S. dollars and typically does not engage in currency hedging. Fast Retailing Company Limited-often referred to as "the Gap of Japan"-is one example. The company markets a casual line of basic men's and women's apparel under the brand UNIQLO. Fast Retailing's business model remains unique, as the management team has sidestepped the hugely inefficient, expensive and traditional Japanese retail supply chain. Instead, it manufactures all its apparel in China and buys raw materials in hedged U.S. dollars.

The company's image appears to be in rebuilding mode as Fast Retailing continues to absorb the unsustainable comparisons of the late 1990s. The Fund also received a boost from its holdings of Vodafone Group PLC and Satyam Computer Services Limited. Vodafone's shares benefited from the broad-based rally in tech- and telecom-related stocks late in the year. Furthermore, it showed a stabilization in its average revenue per user (ARPU) and operating margins in 2002, as management attention shifted to driving cash flow and profitability. Satyam demonstrated strong sales growth in 2002, the result of an acceleration in its offshore software development and implementation project. Satyam is one of a handful of companies that we see tapping the Indian pool of information technology (IT) professionals, who typically work for about one-third of the cost of their developed-country peers. From an investment perspective, the Indian IT services trend is just beginning, and appears to offer interesting investment opportunities in a range of industries.

What is your outlook for 2003, and what strategy do you expect to employ?

Using our bottom-up approach to stock selection, we expect to continue positioning the Fund for an economic recovery in 2003. Some of the factors pointing to such a rebound include attractive valuations overseas; a continuation of the favorable currency situation relative to the U.S. dollar; comparatively healthy consumer spending trends, particularly in the U.K.; and the absence of a sharp upward move in unemployment. We are also encouraged by the widespread expectation for lower interest rates abroad, particularly in Europe.

Nonetheless, we anticipate further challenges ahead for companies in Germany, as our research indicates that the German economy, like the U.S. economy, is suffering from a manufacturing-led recession. We feel that the lack of flexible labor laws in Germany highlights the overall strain being put on many of the Euro zone economies. In 2003, we will use our research-intensive process to uncover candidates for investment that are reasonably valued-especially in Europe-and that we believe could thrive in a more accommodative monetary environment.

However, we feel the investment environment in 2003 is likely to be a more rational one than we've had in recent years. This highlights the importance of company-by-company research and analysis, and could benefit the relatively concentrated portfolio that we manage.

Portfolio Composition

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

A. Edward Allinson, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-1.8%
OIL & GAS EQUIPMENT & SERVICES-1.8%
13,850       Schlumberger Limited................................       $   582,948
                                                                        -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$735,695)..................................................           582,948
                                                                        -----------

COMMON STOCKS (FOREIGN)-93.1%
AIR FREIGHT & LOGISTICS-1.9%
56,600       Exel PLC (UK).......................................           626,864
                                                                        -----------
APPAREL RETAIL-1.7%
16,000       Fast Retailing Company Limited (JA).................           563,580
                                                                        -----------
AUTOMOBILE MANUFACTURERS-1.5%
13,300       Honda Motor Company Limited (JA)....................           492,011
                                                                        -----------
BANKS-13.6%
74,525       Barclays PLC (UK)...................................           461,882
14,275       BNP Paribas SA (FR).................................           581,635
29,550       Credit Suisse Group (SZ)*...........................           641,137
42,325       HSBC Holdings PLC (UK)..............................           467,742
37,325       Lloyds TSB Group PLC (UK)...........................           267,981
  86         Mitsubishi Tokyo Financial Group, Inc. (JA).........           467,431
16,600       Royal Bank of Scotland Group PLC (UK)...............           397,630
58,475       Standard Chartered PLC (UK).........................           664,574
11,200       UBS AG (SZ).........................................           544,326
                                                                        -----------
                                                                          4,494,338
                                                                        -----------
BREWERS-2.3%
19,175       Heineken NV (NE)....................................           748,489
                                                                        -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

CONSUMER ELECTRONICS-6.0%
26,825       Koninklijke (Royal) Philips Electronics NV (NE).....       $   470,071
7,100        Nintendo Company Limited (JA).......................           663,512
20,100       Sony Corporation (JA)...............................           840,111
                                                                        -----------
                                                                          1,973,694
                                                                        -----------
DISTILLERS & VINTNERS-2.5%
76,250       Diageo PLC (UK).....................................           828,538
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES-7.0%
109,650      Amvescap PLC (UK)...................................           702,523
55,500       ING Groep NV (NE)...................................           939,948
201,000      Nikko Cordial Corporation (JA)......................           677,509
                                                                        -----------
                                                                          2,319,980
                                                                        -----------
DIVERSIFIED METALS & MINING-2.4%
39,375       Rio Tinto PLC (UK)..................................           785,979
                                                                        -----------
ELECTRIC UTILITIES-1.1%
30,775       Endesa SA (SP)......................................           360,064
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-2.0%
79,060       Flextronics International Limited ADR (SG)*.........           647,501
                                                                        -----------
EMPLOYMENT SERVICES-1.4%
12,275       Adecco SA (SZ)......................................           481,164
                                                                        -----------
HEALTHCARE SUPPLIES-1.0%
54,750       Smith & Nephew PLC (UK).............................           335,357
                                                                        -----------
INDUSTRIAL CONGLOMERATES-3.0%
49,000       Hutchison Whampoa Limited (HK)......................           306,627
15,825       Siemens AG (GE).....................................           672,521
                                                                        -----------
                                                                            979,148
                                                                        -----------
INTEGRATED OIL & GAS-7.2%
151,425      BP PLC (UK).........................................         1,040,864
14,150       Royal Dutch Petroleum Company (NE)..................           622,867
4,875        Total Fina Elf SA (FR)..............................           696,209
                                                                        -----------
                                                                          2,359,940
                                                                        -----------
INTEGRATED TELECOMMUNICATION SERVICES-1.3%
46,325       Telefonica SA (SP)*.................................           414,640
                                                                        -----------
IT CONSULTING & SERVICES-3.1%
177,100      Satyam Computer Services Limited (IN)...............         1,026,404
                                                                        -----------
MULTI-LINE INSURANCE-2.8%
67,775       Axa (FR)............................................           909,593
                                                                        -----------
MULTI-UTILITIES & UNREGULATED POWER-1.9%
36,200       Suez SA (FR)........................................           628,277
                                                                        -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-CONTINUED
OFFICE ELECTRONICS-1.6%
14,000       Canon, Inc. (JA)....................................       $   527,345
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTION-2.1%
22,000       Encana Corporation (CA).............................           679,301
                                                                        -----------
PACKAGED FOODS & MEATS-2.0%
10,575       Unilever NV (NE)....................................           649,702
                                                                        -----------
PAPER PRODUCTS-4.0%
106,875      Abitibi-Consolidated, Inc. (CA).....................           820,606
15,300       UPM-Kymmene Oyj (FI)................................           491,270
                                                                        -----------
                                                                          1,311,876
                                                                        -----------
PHARMACEUTICALS-7.2%
37,600       GlaxoSmithKline PLC (UK)............................           721,494
23,250       Novartis AG (SZ)....................................           848,313
7,450        Schering AG (GE)....................................           324,423
73,925       Shire Pharmaceuticals Group PLC (UK)*...............           473,039
                                                                        -----------
                                                                          2,367,269
                                                                        -----------
PUBLISHING-2.8%
65,525       Pearson PLC (UK)....................................           605,990
38,025       Reed Elsevier PLC (UK)..............................           325,649
                                                                        -----------
                                                                            931,639
                                                                        -----------
REINSURANCE-1.2%
8,325        Converium Holding AG (SZ)*..........................           403,396
                                                                        -----------
SEMICONDUCTORS-0.8%
325,175      ARM Holdings PLC (UK)*..............................           251,262
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT-1.0%
471,400      Telefonaktiebolaget LM Ericsson (SW)................           330,017
                                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES-6.7%
484,000      China Unicom Limited (HK)*..........................           328,939
 441         NTT DoCoMo, Inc. (JA)...............................           813,845
573,650      Vodafone Group PLC (UK).............................         1,045,812
                                                                        -----------
                                                                          2,188,596
                                                                        -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$35,813,003)...............................................        30,615,964
                                                                        -----------

PREFERRED STOCKS (FOREIGN)-1.4%
AUTOMOBILE MANUFACTURERS-1.4%
1,125        Porsche AG Preferred (GE)...........................           467,471
                                                                        -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$503,722)..................................................           467,471
                                                                        -----------


---------------------------------------------------------------------------------------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST

CORPORATE SHORT-TERM NOTES-3.3%
HEALTHCARE EQUIPMENT-1.5%
500$,000        Becton Dickinson & Company
                1.20% 1/2/03........................................       $   499,983
                                                                           -----------
SPECIAL PURPOSE ENTITY-1.8%
600,000         Corporate Asset Funding Corporation
                1.25% 1/2/03........................................           599,979
                                                                           -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,099,962).........................................         1,099,962
                                                                           -----------
TOTAL INVESTMENTS-99.6%
(TOTAL COST-$38,152,382)............................................        32,766,345
OTHER ASSETS AND LIABILITIES-0.4%...................................           133,299
                                                                           -----------
NET ASSETS-100.0%...................................................       $32,899,644
                                                                           ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost............................    $38,152,382
                                                              -----------
Investment securities, at market..........................     32,766,345
Cash......................................................         60,959
Foreign currency (cost $1,253)............................          1,252
Receivables:
  Capital shares sold.....................................        529,020
  Dividends...............................................         24,955
  From adviser............................................         37,127
  From transfer agent.....................................         13,692
Other assets..............................................         30,161
                                                              -----------
    Total Assets..........................................     33,463,511
                                                              -----------
LIABILITIES
Payables:
  Capital shares redeemed.................................        443,105
  Advisory fees...........................................         21,890
  Shareholder servicing fees..............................          7,557
  Accounting fees.........................................          2,919
  Distribution fees.......................................          6,058
  Custodian fees..........................................          4,739
  To transfer agent.......................................          8,143
  Other...................................................         66,079
  Dividends...............................................          3,377
                                                              -----------
    Total Liabilities.....................................        563,867
                                                              -----------
Net Assets................................................    $32,899,644
                                                              ===========

Net Assets--Class A.........................................    $18,217,219
Shares Outstanding--Class A.................................      2,535,249
Net Asset Value, Redemption Price Per Share.................    $      7.19
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $      7.63

Net Assets--Class B.........................................    $ 2,201,353
Shares Outstanding--Class B.................................        313,103
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      7.03

Net Assets--Class C.........................................    $   532,404
Shares Outstanding--Class C.................................         75,866
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      7.02

Net Assets--Class F.........................................    $ 9,320,521
Shares Outstanding--Class F.................................      1,298,218
Net Asset Value, Offering and Redemption Price Per Share....    $      7.18

Net Assets--Class R.........................................    $ 2,470,007
Shares Outstanding--Class R.................................        341,963
Net Asset Value, Offering and Redemption Price Per Share....    $      7.22

Net Assets--Class T.........................................    $   158,140
Shares Outstanding--Class T.................................         22,145
Net Asset Value, Redemption Price Per Share.................    $      7.14
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $      7.48

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends..............................................    $    714,594
  Interest...............................................          24,784
  Foreign taxes withheld.................................         (72,111)
                                                             ------------
      Total Investment Income............................         667,267
                                                             ------------
  Expenses:
    Advisory fees--Note 2................................         439,153
    Shareholder servicing fees--Note 2...................         104,978
    Accounting fees--Note 2..............................          28,012
    Distribution fees--Note 2............................          60,480
    Transfer agency fees--Note 2.........................         135,592
    Registration fees--Note 2............................          71,660
    Postage and mailing expenses.........................           9,313
    Custodian fees and expenses--Note 2..................          43,778
    Printing expenses....................................          25,691
    Legal and audit fees.................................          15,212
    Directors' fees and expenses.........................           5,537
    Other expenses.......................................          31,384
                                                             ------------
      Total Expenses.....................................         970,790
      Earnings Credits...................................          (1,981)
      Reimbursed/Waived Expenses.........................        (331,333)
      Expense Offset to Broker Commissions...............          (2,374)
                                                             ------------
      Net Expenses.......................................         635,102
                                                             ------------
    Net Investment Income................................          32,165
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions (net of
foreign taxes on Indian investments of $59,547)..........      (5,608,291)
Net Realized Gain from Foreign Currency Transactions.....          24,687
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation.............      (8,376,964)
                                                             ------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions........     (13,960,568)
                                                             ------------
Net (Decrease) in Net Assets Resulting from Operations...    $(13,928,403)
                                                             ============

Purchases of long-term securities........................    $ 94,155,241
Proceeds from sales of long-term securities..............    $101,171,103

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR ENDED      YEAR ENDED
                                                         12/31/02        12/31/01
                                                       ------------    ------------
OPERATIONS
Net Investment Income (Loss).......................    $     32,165    $   (205,306)
Net Realized (Loss) from Security Transactions.....      (5,608,291)    (17,032,162)
Net Realized Gain (Loss) from Foreign Currency
  Transactions.....................................          24,687         (21,169)
Net Change in Unrealized
  Appreciation/Depreciation........................      (8,376,964)      3,100,247
                                                       ------------    ------------
  Net (Decrease) in Net Assets Resulting from
    Operations.....................................     (13,928,403)    (14,158,390)
                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A..........................................         (32,238)              0
  Class B..........................................               0               0
  Class C..........................................               0               0
  Class F..........................................         (15,146)              0
  Class R..........................................          (9,276)              0
  Class T..........................................               0               0
                                                       ------------    ------------
Net (Decrease) from Dividends and Distributions....         (56,660)              0
                                                       ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                                    YEAR ENDED      YEAR ENDED
                                                     12/31/02        12/31/01
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A......................................    $ 34,712,760    $  7,643,000
  Class B......................................       1,041,200       1,786,462
  Class C......................................         241,026       1,203,372
  Class F......................................      15,539,534      41,711,583
  Class R......................................       2,397,887       7,082,104
  Class T......................................           2,419          83,788
Shares issued in connection with
  acquisition--Note 6
  Class A......................................               0      25,680,179
Reinvested dividends and distributions
  Class A......................................          30,237               0
  Class B......................................               0               0
  Class C......................................               0               0
  Class F......................................          14,235               0
  Class R......................................           8,099               0
  Class T......................................               0               0
                                                   ------------    ------------
                                                     53,987,397      85,190,488
Cost of shares redeemed
  Class A......................................     (38,087,744)     (8,653,677)
  Class B......................................      (1,633,534)     (1,240,846)
  Class C......................................        (870,079)     (1,543,922)
  Class F......................................     (18,862,775)    (46,337,728)
  Class R......................................      (4,994,824)     (1,186,922)
  Class T......................................        (104,892)       (227,066)
                                                   ------------    ------------
                                                    (64,553,848)    (59,190,161)
                                                   ------------    ------------
Net Increase (Decrease) from Capital Share
  Transactions.................................     (10,566,451)     26,000,327
                                                   ------------    ------------
Net Increase (Decrease) in Net Assets..........     (24,551,514)     11,841,937

NET ASSETS
  Beginning of year............................    $ 57,451,158    $ 45,609,221
                                                   ------------    ------------
  End of year..................................    $ 32,899,644    $ 57,451,158
                                                   ============    ============
Net Assets consist of:
Capital (par value and paid-in surplus)........    $ 72,762,197    $ 86,857,313
Accumulated undistributed net investment income
  (loss).......................................          (7,832)         (6,892)
Accumulated undistributed net realized (loss)
  from security transactions (net of foreign
  taxes on Indian investments of $59,547 and
  $0, respectively)............................     (34,472,032)    (32,393,538)
Unrealized appreciation (depreciation) on
  investments and foreign currency
  translation..................................      (5,382,689)      2,994,275
                                                   ------------    ------------
Total..........................................    $ 32,899,644    $ 57,451,158
                                                   ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                       YEAR ENDED DECEMBER 31,
                                                   --------------------------------
                                                     2002        2001        2000
                                                   --------    --------    --------
CLASS A SHARES
Net Asset Value, beginning of year.............    $ 10.03     $ 14.42      $19.88
Income from investment operations:
    Net investment income (loss)...............       0.01        0.00^      (0.03)
    Net (losses) on securities (both realized
      and unrealized)..........................      (2.84)      (4.39)      (3.53)
                                                   -------     -------      ------
        Total from investment operations.......      (2.83)      (4.39)      (3.56)
Less distributions:
    From net investment income.................      (0.01)       0.00        0.00
    From net realized gains....................       0.00        0.00       (1.90)
                                                   -------     -------      ------
        Total distributions....................      (0.01)       0.00       (1.90)
Net Asset Value, end of year...................    $  7.19     $ 10.03      $14.42
                                                   =======     =======      ======
Total Return/Ratios
    Total return*..............................     (28.19%)    (30.44%)    (17.60%)
    Net assets, end of period (000s)...........    $18,217     $29,151      $4,434
    Net expenses to average net assets#, +.....       1.40%       1.44%       1.77%
    Gross expenses to average net
      assets#, +...............................       1.40%       1.46%       1.82%
    Net investment income (loss) to average net
      assets+..................................       0.13%      (0.74%)     (0.36%)
    Portfolio turnover rate@...................        220%        213%        184%

                    ^   Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
                    *   Sales charges are not reflected in the total return.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits but after management waiver divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 2.18% (2002) and 1.76% (2001). The
                        gross expense ratios would have been 2.18% (2002) and 1.78%
                        (2001). The net investment income (loss) ratios would have been (0.65%) (2002) and (1.06%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------
                                                     2002          2001          2000
                                                   --------      --------      --------
CLASS B SHARES
Net Asset Value, beginning of year.............     $ 9.87        $14.29        $19.88
Income from investment operations:
    Net investment (loss)......................      (0.11)        (0.12)        (0.09)
    Net (losses) on securities (both realized
      and unrealized)..........................      (2.73)        (4.30)        (3.60)
                                                    ------        ------        ------
        Total from investment operations.......      (2.84)        (4.42)        (3.69)
Less distributions:
    From net investment income.................       0.00          0.00          0.00
    From net realized gains....................       0.00          0.00         (1.90)
                                                    ------        ------        ------
        Total distributions....................       0.00          0.00         (1.90)
Net Asset Value, end of year...................     $ 7.03        $ 9.87        $14.29
                                                    ======        ======        ======
Total Return/Ratios
    Total return*..............................     (28.77%)      (30.93%)      (18.27%)
    Net assets, end of period (000s)...........     $2,201        $3,786        $5,129
    Net expenses to average net assets#, +.....       2.15%         2.26%         2.52%
    Gross expenses to average net
      assets#, +...............................       2.16%         2.28%         2.57%
    Net investment (loss) to average net
      assets+..................................      (0.61%)       (1.03%)       (1.18%)
    Portfolio turnover rate@...................        220%          213%          184%

                    *   Sales charges are not reflected in the total return.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 2.90% (2002) and 2.65%. (2001) The
                        gross expense ratios would have been 2.91% (2002) and 2.67%
                        (2001). The net investment (loss) ratios would have been
                        (1.36%) (2002) and (1.42%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------
                                                     2002          2001          2000
                                                   --------      --------      --------
CLASS C SHARES
Net Asset Value, beginning of year.............     $ 9.86        $14.27        $19.88
Income from investment operations:
    Net investment (loss)......................      (0.29)        (0.16)        (0.07)
    Net (losses) on securities (both realized
      and
      unrealized)..............................      (2.55)        (4.25)        (3.64)
                                                    ------        ------        ------
        Total from investment operations.......      (2.84)        (4.41)        (3.71)
Less distributions:
    From net investment income.................       0.00          0.00          0.00
    From net realized gains....................       0.00          0.00         (1.90)
                                                    ------        ------        ------
        Total distributions....................       0.00          0.00         (1.90)
Net Asset Value, end of year...................     $ 7.02        $ 9.86        $14.27
                                                    ======        ======        ======
Total Return/Ratios
    Total return*..............................     (28.80%)      (30.90%)      (18.37%)
    Net assets, end of period (000s)...........     $  532        $1,429        $2,635
    Net expenses to average net assets#, +.....       2.15%         2.26%         2.50%
    Gross expenses to average net
      assets#, +...............................       2.16%         2.29%         2.55%
    Net investment (loss) to average net
      assets+..................................      (0.63%)       (0.99%)       (1.18%)
    Portfolio turnover rate@...................        220%          213%          184%

                    *   Sales charges are not reflected in the total return.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 3.10% (2002) and 2.83% (2001). The
                        gross expense ratios would have been 3.11% (2002) and 2.85%
                        (2001). The net investment (loss) ratios would have been
                        (1.58%) (2002) and (1.56%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                      YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------
                                    2002          2001          2000          1999          1998
                                  --------      --------      --------      --------      --------
CLASS F SHARES
Net Asset Value, beginning of
  year........................     $10.03       $ 14.40       $ 19.87       $ 14.03       $ 12.05
Income from investment
  operations:
    Net investment income
      (loss)..................      (0.05)        (0.07)        (0.08)        (0.05)         0.03
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............      (2.79)        (4.30)        (3.49)         8.07          2.02
                                   ------       -------       -------       -------       -------
        Total from investment
          operations..........      (2.84)        (4.37)        (3.57)         8.02          2.05
Less distributions:
    From net investment
      income..................      (0.01)         0.00          0.00          0.00          0.00
    From net realized gains...       0.00          0.00         (1.90)        (2.18)        (0.07)
                                   ------       -------       -------       -------       -------
        Total distributions...      (0.01)         0.00         (1.90)        (2.18)        (0.07)
Net Asset Value, end of
  year........................     $ 7.18       $ 10.03       $ 14.40       $ 19.87       $ 14.03
                                   ======       =======       =======       =======       =======
Total Return/Ratios
    Total return..............     (28.30%)      (30.35%)      (17.65%)       58.71%        17.01%
    Net assets, end of period
      (000s)..................     $9,321       $16,640       $30,040       $35,607       $18,938
    Net expenses to average
      net assets#, +..........       1.40%         1.52%         1.80%         1.80%         1.80%
    Gross expenses to average
      net assets#, +..........       1.40%         1.55%         1.84%         1.82%         1.83%
    Net investment income
      (loss) to average net
      assets+.................       0.12%        (0.26%)       (0.55%)       (0.36%)        0.02%
    Portfolio turnover
      rate@...................        220%          213%          184%          205%          148%

                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates. Had these fees not been reimbursed, the net expense ratios would have been 2.13% (2002), 1.96% (2001),
                        1.91% (2000), 1.97% (1999), and 1.89% (1998). The gross
                        expense ratios would have been 2.13% (2002), 1.99% (2001),
                        1.95% (2000), 1.99% (1999), and 1.92% (1998). The net
                        investment income (loss) ratios would have been (0.61%)
                        (2002), (0.70%) (2001), (0.66%) (2000), (0.53%) (1999), and
                        (0.07%) (1998).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------
                                                     2002          2001          2000
                                                   --------      --------      --------
CLASS R SHARES
Net Asset Value, beginning of year.............     $10.08        $14.45        $19.88
Income from investment operations:
    Net investment income (loss)...............       0.02          0.00^        (0.01)
    Net (losses) on securities (both realized
      and unrealized)..........................      (2.85)        (4.37)        (3.52)
                                                    ------        ------        ------
        Total from investment operations.......      (2.83)        (4.37)        (3.53)
Less distributions:
    From net investment income.................      (0.03)         0.00          0.00
    From net realized gains....................       0.00          0.00         (1.90)
                                                    ------        ------        ------
        Total distributions....................      (0.03)         0.00         (1.90)
Net Asset Value, end of year...................     $ 7.22        $10.08        $14.45
                                                    ======        ======        ======
Total Return/Ratios
    Total return...............................     (28.10%)      (30.24%)      (17.45%)
    Net assets, end of period (000s)...........     $2,470        $6,102        $2,716
    Net expenses to average net assets#, +.....       1.15%         1.26%         1.53%
    Gross expenses to average net
      assets#, +...............................       1.16%         1.28%         1.63%
    Net investment income (loss) to average net
      assets+..................................       0.27%        (0.04%)       (0.40%)
    Portfolio turnover rate@...................        220%          213%          184%

                    ^   Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 1.70% (2002) and 1.55% (2001). The
                        gross expense ratios would have been 1.71% (2002) and 1.57%
                        (2001). The net investment income (loss) ratios would have been (0.28%) (2002) and (0.33%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------
                                                     2002          2001          2000
                                                   --------      --------      --------
CLASS T SHARES
Net Asset Value, beginning of year.............     $ 9.97        $14.37        $19.88
Income from investment operations:
    Net investment (loss)......................      (0.10)        (0.09)        (0.06)
    Net (losses) on securities (both realized
      and
      unrealized)..............................      (2.73)        (4.31)        (3.55)
                                                    ------        ------        ------
        Total from investment operations.......      (2.83)        (4.40)        (3.61)
Less distributions:
    From net investment income.................       0.00          0.00          0.00
    From net realized gains....................       0.00          0.00         (1.90)
                                                    ------        ------        ------
        Total distributions....................       0.00          0.00         (1.90)
Net Asset Value, end of year...................     $ 7.14        $ 9.97        $14.37
                                                    ======        ======        ======
Total Return/Ratios
    Total return*..............................     (28.39%)      (30.62%)      (17.85%)
    Net assets, end of period (000s)...........     $  158        $  343        $  654
    Net expenses to average net assets#, +.....       1.65%         1.77%         1.98%
    Gross expenses to average net
      assets#, +...............................       1.65%         1.80%         2.03%
    Net investment (loss) to average net
      assets+..................................      (0.12%)       (0.53%)       (0.70%)
    Portfolio turnover rate@...................        220%          213%          184%

                    *   Sales charges are not reflected in the total return.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company and its affiliates for the years ended December 31, 2002 and
                        2001. Had these fees not been reimbursed, the net expense
                        ratios would have been 4.00% (2002) and 2.83% (2001). The
                        gross expense ratios would have been 4.00% (2002) and 2.86%
                        (2001). The net investment (loss) ratios would have been
                        (2.47%) (2002) and (1.59%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and
Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a permanent contractual commitment. For the year ended December 31, 2002, $329,321 was reimbursed to the Fund by Founders pursuant to this provision.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $47,308 and $13 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $31,464 of contingent deferred sales charges relating to redemptions of Class B shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $55,108 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002 to December 31, 2002, the Fund was charged $12,126 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD            AMOUNT OF WAIVER
            -----------            ----------------
                 9/1/02 to
           8/31/03........             $100,000
                 9/1/03 to
           8/31/04........             $150,000
                 9/1/04 to
           8/31/05........             $200,000
                 9/1/05 to
           8/31/06........             $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $2,012.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,

Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $59,585, $7,321, $2,084, and $606, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $21,964, $6,251, $31,659, and $606, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $37,320,

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
$5,568, $2,358, $18,706, $5,595, and $2,113, respectively, for state registration fees. During the year ended December 31, 2002, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. The tax character of distributions paid during 2002 was $56,660 of ordinary income and no long-term capital gain distributions. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET    UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME         GAINS AND LOSSES         PAID-IN CAPITAL
-----------------    --------------------------    ---------------
23,55$5......                $3,505,110              $(3,528,665)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2007 through 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income......................         $    51,376
Accumulated Capital Losses.........................         $32,278,870
Post-October Capital Loss Deferral.................         $ 1,940,686
Post-October Currency Loss Deferral................         $         0
Federal Tax Cost...................................         $38,404,857
Unrealized Appreciation............................         $   938,438
Unrealized (Depreciation)..........................         $(6,576,950)
Net (Depreciation).................................         $(5,638,512)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                              YEAR          YEAR
                                                             ENDED         ENDED
                                                            12/31/02      12/31/01
                                                           ----------    ----------
CLASS A
      Shares sold .....................................     4,149,772       726,658
      Shares issued in connection with acquisition.....             0     2,689,024
      Shares issued for dividends reinvested...........         4,234             0
      Shares redeemed..................................    (4,523,803)     (818,201)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....      (369,797)    2,597,481
CLASS B
      Shares sold......................................       144,790       140,613
      Shares issued for dividends reinvested...........             0             0
      Shares redeemed .................................      (215,227)     (115,883)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....       (70,437)       24,730
CLASS C
      Shares sold......................................        27,418        94,979
      Shares issued for dividends reinvested...........             0             0
      Shares redeemed .................................       (96,541)     (134,656)
      NET (DECREASE) IN SHARES OUTSTANDING.............       (69,123)      (39,677)
CLASS F
      Shares sold .....................................     1,879,837     3,457,694
      Shares issued for dividends reinvested...........         1,997             0
      Shares redeemed .................................    (2,242,842)   (3,885,182)
      NET (DECREASE) IN SHARES OUTSTANDING.............      (361,008)     (427,488)

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

                                                              YEAR          YEAR
                                                             ENDED         ENDED
                                                            12/31/02      12/31/01
                                                           ----------    ----------
CLASS R
      Shares sold......................................       280,113       521,082
      Shares issued for dividends reinvested...........         1,130             0
      Shares redeemed .................................      (544,644)     (103,633)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....      (263,401)      417,449
CLASS T
      Shares sold......................................           291         6,105
      Shares issued for dividends reinvested...........             0             0
      Shares redeemed .................................       (12,536)      (17,249)
      NET (DECREASE) IN SHARES OUTSTANDING.............       (12,245)      (11,144)

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

6. ACQUISITION OF DREYFUS INTERNATIONAL GROWTH FUND
On October 5, 2001, the Fund acquired all the net assets of Dreyfus International Growth Fund ("DIG") pursuant to a plan of reorganization approved by DIG shareholders on September 28, 2001. The acquisition was accomplished by a tax-free exchange of 2,689,024 Class A Shares of the Fund (valued at $25,680,179) for the 3,835,004 shares of DIG outstanding on October 5, 2001. DIG's net assets on that date, $25,680,179, including $1,909,771 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and DIG immediately before the acquisition were $32,264,552 and $25,680,179, respectively.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   OTHER INFORMATION
    (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2002, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                      This page intentionally left blank.

                      This page intentionally left blank.

                        For More Information


                                DREYFUS FOUNDERS
                                INTERNATIONAL EQUITY FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2003 Dreyfus Service Corporation                            360AR1202

Annual Report

Dreyfus Founders
Mid-Cap Growth Fund
Investment Update
December 31, 2002

Table of Contents

Management Overview                                                         3
Statement of Investments                                                   10
Statement of Assets and Liabilities                                        15
Statement of Operations                                                    17
Statements of Changes in Net Assets                                        18
Financial Highlights                                                       19
Notes to Financial Statements                                              25
Report of Independent Accountants                                          33
Your Board Representatives                                                 34

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Management Overview

A discussion with portfolio manager
Kevin Sonnett, CFA

How did the Dreyfus Founders Mid-Cap Growth Fund perform in 2002?

By largely avoiding tech and telecom companies during the year, the Fund sidestepped some of the Index's most disappointing investments. Relative to the benchmark, healthcare holdings gave the Fund a significant positive boost, topped only by gains from its industrial companies.

Because of these and other investment decisions, the Fund outperformed its benchmark, the Russell Midcap Growth Index, in the first half. The Fund's full-year returns finished slightly higher or lower than the benchmark's drop of 27.41% for the year, depending on the share class. (See pages 6 and 7 for the Fund's total returns and for a description of the Russell Midcap Growth Index.)

What dynamics affected overall mid-cap performance in 2002? Similar to 2001, value stocks declined much less than their growth counterparts in 2002. This held true across all market capitalizations, although mid-cap companies declined a bit less than large- and small-cap growth stocks. Several influences conspired to create a challenging investment environment during the year. Although share prices had fallen significantly, these declines were overshadowed by even more substantial cuts in revenue and profit expectations, resulting in stubbornly high stock valuations.

"Our conversations with corporate executives suggest that earnings quality is improving. We're finding corporations have a renewed focus on generating free cash flow, strengthening their balance sheets and making decisions based on the potential return from each investment instead of simply driving higher sales."

Performance Highlights

- In 2002, the U.S. stock markets endured the continued hangover effects of the free-flowing capital and spending environment of the late 1990s, which led to today's excess capacity across many technology, telecom and manufacturing industries.

- The Fund had limited exposure to semiconductor stocks, which fell more than 60% during the year in the Russell Midcap Growth Index; this helped stem the Fund's losses in the tech sector and contributed positively to its relative performance.

- We found many attractive investment opportunities among industrial-related companies. Strong stock picking in this area boosted relative performance in 2002.

- We believe investors are facing a better environment for corporate profits in 2003, when compared to the same point in time in 2002.

The continued hangover effects of the free-flowing capital and spending environment of the late 1990s led to today's excess capacity across many technology, telecom and manufacturing industries. Geopolitical tension and a lackluster economy hampered spending on capital projects for many businesses. Overall, stocks in the bellwether Dow Jones Industrial Average (DJIA) fell for the third straight year during 2002-just the fourth such bear streak in the last century.(1)

What management strategies contributed positively to results in 2002?

Against this backdrop, we continued to focus on uncovering compelling long-term investment opportunities, and indeed, we found many exciting mid-cap growth investments in 2002. For example, our research pointed us to companies in the industrial sector and the Fund's large exposure here vs. the benchmark contributed to strong relative performance. One example was the Fund's largest holding, Danaher Corporation, which develops and sells environmental control solutions, tools and components. Its share price rose during the year, as Danaher's strong profit growth outpaced that of its peers.

Likewise, the Fund benefited from its investment in J.B. Hunt Transport Services, Inc., a national trucking company. Given the fragmented nature of the industry, leading companies like J.B. Hunt captured market share in 2002, as tough economic conditions, high insurance costs, and lack of access to new capital overwhelmed smaller players. The company also shed unprofitable business segments, improved yield management systems, and effectively controlled driver pay. The Fund's limited exposure to the biotechnology industry-coupled with solid investments in other healthcare industries-contributed to the Fund's strong relative performance. Specialty drug manufacturer Forest Laboratories, Inc., was one of the Fund's top-performing holdings. Earnings grew approximately 70% in 2002, powered by a strong launch of its next generation anti-depression drug, Lexapro.

The share price of DENTSPLY International, Inc., a manufacturer of dental products, also contributed to absolute returns in 2002. In evaluating DENTSPLY, we found a strong management team, favorable industry trends, and an impressive pipeline of innovative new products. Finally, the Fund saw good performance from its holding of U.S.-listed shares in Israel-based Teva Pharmaceutical Industries Limited, a pharmaceutical company focused on the development of generic substitutes for branded drugs.

(1) The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks the performance of 30 major industrial companies traded on the New York Stock Exchange and accounts for both changes in security price and reinvestment of dividends, but does not reflect the cost of managing a mutual fund.


LARGEST EQUITY HOLDINGS  (TICKER SYMBOL)
         1.       Danaher Corporation  (DHR)                           2.74%
         2.       WellPoint Health Networks, Inc.  (WLP)               2.67%
         3.       ARAMARK Corporation Class B  (RMK)                   2.57%
         4.       CDW Computer Centers, Inc.  (CDWC)                   2.52%
         5.       Anthem, Inc.  (ATH)                                  2.42%
         6.       Tech Data Corporation  (TECD)                        2.23%
         7.       AutoZone, Inc.  (AZO)                                2.15%
         8.       Barr Laboratories, Inc.  (BRL.A)                     2.12%
         9.       Fastenal Company  (FAST)                             2.09%
         10.      J.B. Hunt Transport Services, Inc.  (JBHT)           2.00%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

Our fundamental research and price target discipline led us away from many tech and telecom stocks in 2002, despite large share price declines in these areas in 2001 and 2002. Fortunately, the Fund had less exposure to these poor performing sectors than its benchmark did. Specifically, the Fund had limited exposure to companies in the semiconductor industry, a segment of the Russell Midcap Growth Index that fell more than 60% during the year, which aided the Fund's relative return.

One positive exception was the Fund's holding of Mercury Interactive Corporation, which designs and sells software tools for in-house software testing. With the downturn in overall information technology (IT) spending that has been in place since early 2001, our analysis showed that companies were focused on optimizing their existing IT infrastructures. Mercury benefited from this trend in 2002 and as a result, revenue and profit growth rates exceeded those of the industry, thus fueling the rise in its share price throughout the year.

Growth of $10,000 Investment

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/92 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares.

Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

         The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

What management decisions had a negative effect on performance in 2002?

While we avoided many of the poor-performing companies in the semiconductor area, the few stocks the Fund did hold in this area hurt returns. For example, a position in Fairchild Semiconductor International, Inc., a diversified chipmaker, hampered performance. We believed Fairchild's stock looked attractive early in the year, as supply was growing increasingly tight and we felt the company's proprietary products and manufacturing improvements would aid profit margins. As 2002 unfolded, however, corporate and consumer demand for electronic products were disappointing and Fairchild's share price suffered. Additionally, the share price of Canada-based Celestica, Inc., a contract manufacturer of technology and telecom products, fell significantly. The company delivers a broad range of services to leading technology and telecom manufacturers around the world and therefore serves diverse geographies and customers. Accordingly, Celestica was unable to escape the weak end-market growth in these industries.

What is your earnings outlook for 2003? What strategy will you employ in managing the Fund?

We believe investors are facing a better environment for corporate profits in 2003, when compared to the same point in time in 2002. While earnings expectations indeed fell during most of 2002, stock prices are lower and the profit outlook appears better, resulting in valuations that appear to us to be more reasonable. We believe expectations in the investment community at large are much more realistic than they were a year ago.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02

INCEPTION                                                                    1               5           10           SINCE
                                                   DATE                    YEAR            YEARS        YEARS       INCEPTION
Class A Shares
         With sales charge (5.75%)               12/31/99                (29.32%)            -            -          (24.80%)
         Without sales charge                    12/31/99                (25.00%)            -            -          (23.30%)
Class B Shares
         With redemption*                        12/31/99                (28.07%)            -            -          (24.10%)
         Without redemption                      12/31/99                (25.07%)            -            -          (23.60%)
Class C Shares
         With redemption**                       12/31/99                (26.34%)            -            -          (24.00%)
         Without redemption                      12/31/99                (25.60%)            -            -          (24.00%)
Class F Shares                                     9/8/61                (24.50%)        (8.51%)       1.79%            n/a
Class R Shares                                   12/31/99                (25.00%)            -            -          (23.02%)
Class T Shares
         With sales charge (4.50%)               12/31/99                (29.30%)            -            -          (25.12%)
         Without sales charge                    12/31/99                (25.96%)            -            -          (23.96%)

Portfolio Composition

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Furthermore, after two years of significant outperformance by value-oriented stocks, growth stocks began to outperform value issues in the second half of 2002. While past performance is no guarantee of future results, historically, value stocks have generally performed better than growth stocks in declining markets and during economic recessions. However, growth stocks have tended to perform strongly following stock market corrections and in economic recoveries.

A few concerns continue to cloud the outlook for the U.S. economy, the stock market and profitability of many mid-cap growth-oriented investment candidates. For instance, capacity utilization remains low, resulting in intense price competition across many industries. U.S. corporate profitability at all market-cap levels is being challenged by the rise of low-cost offshore manufacturing operations, especially in China. Finally, geopolitical uncertainty could remain a hurdle to increased corporate investment, business hiring, and stronger consumer spending in 2003. While our research is uncovering both valuations that are generally lower and profit expectations that are more realistic, many mid-cap stocks remain expensive by our research methods. We also feel the profit recovery has not begun in earnest. Regardless of the economic conditions, our team remains committed to a rigorous research approach to stock selection. We are committed to identifying high-quality, growth-oriented companies with superior secular profit outlooks. We seek to invest at compelling prices, and feel strongly that our diligent analysis and fundamental investment discipline can help us identify opportunities for the Fund in 2003.

Kevin S. Sonnett, CFA
Portfolio Manager

Furthermore, after two years of significant outperformance by value-oriented stocks, growth stocks began to outperform value issues in the second half of 2002. While past performance is no guarantee of future results, historically, value stocks have generally performed better than growth stocks in declining markets and during economic recessions. However, growth stocks have tended to perform strongly following stock market corrections and in economic recoveries.

A few concerns continue to cloud the outlook for the U.S. economy, the stock market and profitability of many mid-cap growth-oriented investment candidates. For instance, capacity utilization remains low, resulting in intense price competition across many industries. U.S. corporate profitability at all market-cap levels is being challenged by the rise of low-cost offshore manufacturing operations, especially in China. Finally, geopolitical uncertainty could remain a hurdle to increased corporate investment, business hiring, and stronger consumer spending in 2003. While our research is uncovering both valuations that are generally lower and profit expectations that are more realistic, many mid-cap stocks remain expensive by our research methods. We also feel the profit recovery has not begun in earnest. Regardless of the economic conditions, our team remains committed to a rigorous research approach to stock selection. We are committed to identifying high-quality, growth-oriented companies with superior secular profit outlooks. We seek to invest at compelling prices, and feel strongly that our diligent analysis and fundamental investment discipline can help us identify opportunities for the Fund in 2003.

Kevin S. Sonnett, CFA
Portfolio Manager

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

         Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines, less liquidity, and small market share.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-96.1%
AEROSPACE & DEFENSE-1.8%
       37,125  L-3 Communications Holdings, Inc.*................       $  1,667,284
                                                                        ------------
AIR FREIGHT & LOGISTICS-3.2%
       14,750  C.H. Robinson Worldwide, Inc......................            460,200
       20,843  Expeditors International of Washington, Inc.......            680,524
       62,500  J.B. Hunt Transport Services, Inc.*...............          1,831,250
                                                                        ------------
                                                                           2,971,974
                                                                        ------------
APPAREL RETAIL-2.4%
       41,922  Ross Stores, Inc..................................          1,777,074
       23,600  TJX Companies, Inc................................            460,672
                                                                        ------------
                                                                           2,237,746
                                                                        ------------
APPLICATION SOFTWARE-4.1%
       47,575  Activision, Inc.*.................................            694,119
       36,150  BEA Systems, Inc.*................................            414,641
       66,775  Cadence Design Systems, Inc.*.....................            787,277
       48,575  Mercury Interactive Corporation*..................          1,440,249
       24,750  PeopleSoft, Inc.*.................................            452,925
                                                                        ------------
                                                                           3,789,211
                                                                        ------------
BANKS-1.7%
       35,842  New York Community Bancorp, Inc...................          1,035,117
       12,025  TCF Financial Corporation.........................            525,372
                                                                        ------------
                                                                           1,560,489
                                                                        ------------
BIOTECHNOLOGY-1.3%
       24,990  Cephalon, Inc.*...................................          1,216,213
                                                                        ------------
BROADCASTING & CABLE TV-0.9%
       37,250  Cox Radio, Inc. Class A*..........................            849,673
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

BUILDING PRODUCTS-1.9%
       19,000  American Standard Companies, Inc.*................       $  1,351,660
       17,825  Masco Corporation.................................            375,216
                                                                        ------------
                                                                           1,726,876
                                                                        ------------
CASINOS & GAMING-2.1%
       11,550  International Game Technology*....................            876,876
       11,125  Mandalay Resort Group*............................            340,536
       21,200  MGM Mirage, Inc.*.................................            698,964
                                                                        ------------
                                                                           1,916,376
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-2.5%
       52,825  CDW Computer Centers, Inc.*.......................          2,316,376
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS-1.8%
       39,725  Network Appliance, Inc.*..........................            397,250
       36,375  QLogic Corporation*...............................          1,255,301
                                                                        ------------
                                                                           1,652,551
                                                                        ------------
DATA PROCESSING SERVICES-1.8%
       30,685  Affiliated Computer Services, Inc. Class A*.......          1,615,565
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-4.0%
      100,339  ARAMARK Corporation Class B*......................          2,357,967
       27,425  Cintas Corporation................................          1,254,694
                                                                        ------------
                                                                           3,612,661
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-4.0%
       32,100  Ambac Financial Group, Inc........................          1,805,304
       49,725  Friedman, Billings, Ramsey Group, Inc.............            465,426
       33,575  Moody's Corporation...............................          1,386,312
                                                                        ------------
                                                                           3,657,042
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-2.7%
       16,900  Molex, Inc........................................            389,376
       75,850  Tech Data Corporation*............................          2,044,916
                                                                        ------------
                                                                           2,434,292
                                                                        ------------
GENERAL MERCHANDISE STORES-1.3%
       50,075  Dollar Tree Stores, Inc.*.........................          1,230,343
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-5.2%
       10,900  AmerisourceBergen Corporation.....................            591,979
       28,725  Express Scripts, Inc. Class A*....................          1,379,949
       24,125  Patterson Dental Company*.........................          1,055,228
       30,690  Quest Diagnostics, Inc.*..........................          1,746,261
                                                                        ------------
                                                                           4,773,417
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

HEALTHCARE EQUIPMENT-4.3%
       16,775  Boston Scientific Corporation*....................       $    713,273
       45,412  DENTSPLY International, Inc.......................          1,691,097
       20,125  St. Jude Medical, Inc.*...........................            799,365
       17,225  Zimmer Holdings, Inc.*............................            715,182
                                                                        ------------
                                                                           3,918,917
                                                                        ------------
HEALTHCARE FACILITIES-1.1%
       21,825  Universal Health Services, Inc.*..................            984,308
                                                                        ------------
HOME FURNISHINGS-1.6%
       47,000  Leggett & Platt, Inc..............................          1,054,680
        7,150  Mohawk Industries, Inc.*..........................            407,193
                                                                        ------------
                                                                           1,461,873
                                                                        ------------
HOMEBUILDING-1.7%
       30,125  Lennar Corporation................................          1,554,450
                                                                        ------------
HOTELS, RESORTS & CRUISE LINES-0.7%
       49,425  Hilton Hotels Corporation.........................            628,192
                                                                        ------------
HOUSEHOLD APPLIANCES-0.5%
       16,275  Maytag Corporation................................            463,838
                                                                        ------------
INDUSTRIAL CONGLOMERATES-2.7%
       38,305  Danaher Corporation...............................          2,516,639
                                                                        ------------
INDUSTRIAL MACHINERY-1.9%
       28,770  ITT Industries, Inc...............................          1,746,051
                                                                        ------------
INSURANCE BROKERS-1.4%
       43,700  Arthur J. Gallagher & Company.....................          1,283,906
                                                                        ------------
MANAGED HEALTHCARE-6.1%
       35,300  Anthem, Inc.*.....................................          2,220,370
       58,150  Caremark Rx, Inc.*................................            944,938
       34,475  WellPoint Health Networks, Inc.*..................          2,453,241
                                                                        ------------
                                                                           5,618,549
                                                                        ------------
METAL & GLASS CONTAINERS-1.6%
       12,325  Ball Corporation..................................            630,917
      100,275  Crown Cork & Seal Company, Inc.*..................            797,186
                                                                        ------------
                                                                           1,428,103
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.5%
       29,750  Harley-Davidson, Inc..............................          1,374,450
                                                                        ------------
MOVIES & ENTERTAINMENT-0.5%
       30,590  Macrovision Corporation*..........................            490,664
                                                                        ------------
NETWORKING EQUIPMENT-0.5%
       37,925  Echelon Corporation*..............................            425,139
                                                                        ------------


------------------------------------------------------------------------------------
SHARES                                                                  MARKET VALUE

OIL & GAS EQUIPMENT & SERVICES-2.0%
       29,050  BJ Services Company*..............................       $    938,606
       28,575  Smith International, Inc.*........................            932,117
                                                                        ------------
                                                                           1,870,723
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-2.1%
       28,747  Apache Corporation................................          1,638,292
       16,125  Ocean Energy, Inc.................................            322,016
                                                                        ------------
                                                                           1,960,308
                                                                        ------------
PHARMACEUTICALS-4.8%
        6,500  Allergan, Inc.....................................            374,530
       29,900  Barr Laboratories, Inc.*..........................          1,946,191
       17,625  Forest Laboratories, Inc.*........................          1,731,128
       20,464  SICOR, Inc.*......................................            324,354
                                                                        ------------
                                                                           4,376,203
                                                                        ------------
RESTAURANTS-5.0%
       49,975  Brinker International, Inc.*......................          1,611,694
       47,737  Darden Restaurants, Inc...........................            976,222
       12,700  Krispy Kreme Doughnuts, Inc.*.....................            428,879
       30,150  Outback Steakhouse, Inc...........................          1,038,366
       17,925  Wendy's International, Inc........................            485,230
                                                                        ------------
                                                                           4,540,391
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.1%
       18,325  KLA-Tencor Corporation*...........................            648,155
       11,575  Novellus Systems, Inc.*...........................            325,026
                                                                        ------------
                                                                             973,181
                                                                        ------------
SEMICONDUCTORS-1.1%
       58,000  Semtech Corporation*..............................            633,360
       20,250  Xilinx, Inc.*.....................................            417,150
                                                                        ------------
                                                                           1,050,510
                                                                        ------------
SOFT DRINKS-0.7%
       25,075  Pepsi Bottling Group, Inc.........................            644,428
                                                                        ------------
SPECIALTY STORES-4.3%
       27,925  AutoZone, Inc.*...................................          1,972,901
       41,227  Bed Bath & Beyond, Inc.*..........................          1,423,568
       39,200  Office Depot, Inc.*...............................            578,592
                                                                        ------------
                                                                           3,975,061
                                                                        ------------
SYSTEMS SOFTWARE-1.6%
       16,375  Adobe Systems, Inc................................            407,901
       64,100  Network Associates, Inc.*.........................          1,031,370
                                                                        ------------
                                                                           1,439,271
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-0.6%
       59,725  Polycom, Inc.*....................................       $    568,582
                                                                        ------------
TRADING COMPANIES & DISTRIBUTORS-4.0%
       51,425  Fastenal Company..................................          1,922,781
       33,435  W.W. Grainger, Inc................................          1,723,568
                                                                        ------------
                                                                           3,646,349
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$87,330,780)...............................................         88,168,175
                                                                        ------------

COMMON STOCKS (FOREIGN)-2.4%
IT CONSULTING & SERVICES-0.6%
       28,075  Accenture Limited Class A ADR (BD)*...............            505,069
                                                                        ------------
PHARMACEUTICALS-1.8%
       43,800  Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)..........................................          1,691,118
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$1,973,814)................................................          2,196,187
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST

------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-0.6%
HEALTHCARE EQUIPMENT-0.3%
 HEALTHCARE EQUIPMENT-CONTINUED
$     300,000  Becton Dickinson & Company
               1.20% 1/2/03......................................       $    299,990
                                                                        ------------
SPECIAL PURPOSE ENTITY-0.3%
      300,000  Corporate Asset Funding Corporation
               1.25% 1/2/03......................................            299,990
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$599,980)........................................            599,980
                                                                        ------------
TOTAL INVESTMENTS-99.1%
(TOTAL COST-$89,904,574).........................................         90,964,342
OTHER ASSETS AND LIABILITIES-0.9%................................            822,307
                                                                        ------------
NET ASSETS-100.0%................................................       $ 91,786,649
                                                                        ============

*  NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................    $  89,904,574
                                                      -------------
Investment securities, at market..................       90,964,342
Cash..............................................          112,974
Receivables:
  Investment securities sold......................        2,323,681
  Capital shares sold.............................          139,884
  Dividends.......................................           28,452
  From transfer agent.............................            1,455
Other assets......................................            6,149
                                                      -------------
    Total Assets..................................       93,576,937
                                                      -------------

LIABILITIES
Payables:
  Investment securities purchased.................        1,116,624
  Capital shares redeemed.........................          421,935
  Advisory fees...................................           66,615
  Shareholder servicing fees......................           17,119
  Accounting fees.................................            4,820
  Distribution fees...............................           78,260
  Custodian fees..................................            1,028
  Other...........................................           83,887
                                                      -------------
    Total Liabilities.............................        1,790,288
                                                      -------------
Net Assets........................................    $  91,786,649
                                                      =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (CONTINUED)

Net Assets--Class A...............................    $     476,346
Shares Outstanding--Class A.......................          184,375
Net Asset Value and Redemption Price Per Share....    $        2.58
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...    $        2.74

Net Assets--Class B...............................    $     969,007
Shares Outstanding--Class B.......................          382,000
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        2.54

Net Assets--Class C...............................    $     274,165
Shares Outstanding--Class C.......................          109,545
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        2.50

Net Assets--Class F...............................    $  89,969,609
Shares Outstanding--Class F.......................       34,324,595
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        2.62

Net Assets--Class R...............................    $      77,451
Shares Outstanding--Class R.......................           29,701
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        2.61

Net Assets--Class T...............................    $      20,071
Shares Outstanding--Class T.......................            7,993
Net Asset Value and Redemption Price Per Share....    $        2.51
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...    $        2.63

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................    $     289,420
  Interest........................................           71,921
  Foreign taxes withheld..........................           (1,424)
                                                      -------------
    Total Investment Income.......................          359,917
                                                      -------------
Expenses:
  Advisory fees--Note 2...........................          893,571
  Shareholder servicing fees--Note 2..............          215,419
  Accounting fees--Note 2.........................           49,522
  Distribution fees--Note 2.......................          278,297
  Transfer agency fees--Note 2....................           85,852
  Registration fees--Note 2.......................           66,666
  Postage and mailing expenses....................           29,091
  Custodian fees and expenses--Note 2.............           12,937
  Printing expenses...............................           31,766
  Legal and audit fees............................           22,540
  Directors' fees and expenses....................           11,341
  Other expenses..................................           22,660
                                                      -------------
    Total Expenses................................        1,719,662
    Earnings Credits..............................           (3,596)
    Reimbursed/Waived Expenses....................           (3,355)
    Expense Offset to Broker Commissions..........           (3,344)
                                                      -------------
    Net Expenses..................................        1,709,367
                                                      -------------
  Net Investment (Loss)...........................       (1,349,450)
                                                      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....      (27,913,342)
Net Realized Gain from Foreign Currency
Transactions......................................              264
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...       (1,680,486)
                                                      -------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...      (29,593,564)
                                                      -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................    $ (30,943,014)
                                                      =============

Purchases of long-term securities.................    $ 229,700,524
Proceeds from sales of long-term securities.......    $ 228,294,285

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED       YEAR ENDED
                                              12/31/02         12/31/01
                                            -------------    -------------
OPERATIONS
Net Investment (Loss)...................    $ (1,349,450)    $ (1,172,686)
Net Realized (Loss) from Security
  Transactions..........................     (27,913,342)     (41,116,438)
Net Realized Gain from Foreign Currency
  Transactions..........................             264                0
Net Change in Unrealized Appreciation /
  Depreciation..........................      (1,680,486)       6,298,093
                                            ------------     ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................     (30,943,014)     (35,991,031)
                                            ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................         757,701          513,085
  Class B...............................         474,952          555,063
  Class C...............................          92,484          220,117
  Class F...............................      45,272,617       56,652,277
  Class R...............................         135,210           85,158
  Class T...............................          13,887            2,382
                                            ------------     ------------
                                              46,746,851       58,028,082
Cost of shares redeemed
  Class A...............................        (691,092)        (453,446)
  Class B...............................        (324,425)        (217,833)
  Class C...............................         (98,873)        (195,688)
  Class F...............................     (44,651,777)     (67,785,017)
  Class R...............................         (77,455)         (40,765)
  Class T...............................          (7,752)          (4,640)
                                            ------------     ------------
                                             (45,851,374)     (68,697,389)
                                            ------------     ------------
Net Increase (Decrease) from Capital
  Share Transactions....................         895,477      (10,669,307)
                                            ------------     ------------
Net (Decrease) in Net Assets............     (30,047,537)     (46,660,338)

NET ASSETS
  Beginning of year.....................    $121,834,186     $168,494,524
                                            ------------     ------------
  End of year...........................    $ 91,786,649     $121,834,186
                                            ============     ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................    $194,109,668     $194,563,377
Accumulated undistributed net investment
  (loss)................................               0                0
Accumulated undistributed net realized
  (losses) from security transactions...    (103,382,786)     (75,469,444)
Unrealized appreciation on investments
  and foreign currency translation......       1,059,767        2,740,253
                                            ------------     ------------
Total...................................    $ 91,786,649     $121,834,186
                                            ============     ============

SEE NOTES TO FINANCIAL STATEMENTS

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................    $     3.44       $     4.38       $     8.68
Income from investment operations:
    Net investment (loss)..........         (0.04)           (0.06)           (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................         (0.82)           (0.88)           (2.05)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (0.86)           (0.94)           (2.07)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
Net Asset Value, end of year.......    $     2.58       $     3.44       $     4.38
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return*..................        (25.00%)         (21.46%)         (23.40%)
    Net assets, end of period
      (000s).......................    $      476       $      538       $      625
    Net expenses to average net
      assets#......................          2.15%            2.46%            1.25%
    Gross expenses to average net
      assets#......................          2.15%            2.47%            1.29%
    Net investment (loss) to
      average net assets...........         (1.81%)          (1.93%)          (0.74%)
    Portfolio turnover rate@.......           216%             214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................    $     3.39       $     4.32       $     8.68
Income from investment operations:
    Net investment (loss)..........         (0.05)           (0.05)           (0.04)
    Net (losses) on securities
      (both realized and
      unrealized)..................         (0.80)           (0.88)           (2.09)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (0.85)           (0.93)           (2.13)
    Less distributions:
        From net investment
          income...................          0.00             0.00             0.00
        From net realized gains....          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
    Net Asset Value, end of year...    $     2.54       $     3.39       $     4.32
                                       ==========       ==========       ==========
    Total Return/Ratios
        Total return*..............        (25.07%)         (21.53%)         (24.14%)
        Net assets, end of period
          (000s)...................    $      969       $    1,138       $    1,047
        Net expenses to average net
          assets#..................          2.67%            2.58%            1.99%
        Gross expenses to average
          net assets#..............          2.68%            2.59%            2.04%
        Net investment (loss) to
          average net assets.......         (2.33%)          (2.06%)          (1.47%)
        Portfolio turnover rate@...           216%             214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................    $     3.36       $     4.32       $     8.68
Income from investment operations:
    Net investment (loss)..........         (0.08)           (0.08)           (0.04)
    Net (losses) on securities
      (both realized and
      unrealized)..................         (0.78)           (0.88)           (2.09)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (0.86)           (0.96)           (2.13)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
Net Asset Value, end of year.......    $     2.50       $     3.36       $     4.32
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return*..................        (25.60%)         (22.22%)         (24.14%)
    Net assets, end of period
      (000s).......................    $      274       $      380       $      422
    Net expenses to average net
      assets#,+....................          2.98%            3.93%            2.00%
    Gross expenses to average net
      assets#,+....................          2.99%            3.94%            2.04%
    Net investment (loss) to
      average net assets+..........         (2.65%)          (3.41%)          (1.46%)
    Portfolio turnover rate@.......           216%             214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.03% (2002) and 4.24% (2001). The gross expense ratios would have been 3.04% (2002) and 4.25% (2001). The net investment (loss) ratios would have been (2.70%) (2002) and (3.72%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                       YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------------------
                                2002            2001            2000            1999            1998
                            -------------   -------------   -------------   -------------   -------------
CLASS F SHARES
Net Asset Value,
  beginning of year......   $       3.47    $       4.36    $       8.68    $       7.44    $       7.72
Income from investment
  operations:
    Net investment
      (loss).............          (0.04)          (0.05)          (0.03)          (0.08)          (0.03)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........          (0.81)          (0.84)          (2.06)           3.12           (0.11)
                            ------------    ------------    ------------    ------------    ------------
        Total from
          investment
          operations.....          (0.85)          (0.89)          (2.09)           3.04           (0.14)
Less distributions:
    From net investment
      income.............           0.00            0.00            0.00            0.00^           0.00^
    From net realized
      gains..............           0.00            0.00           (2.23)          (1.80)          (0.14)
                            ------------    ------------    ------------    ------------    ------------
        Total
         distributions...           0.00            0.00           (2.23)          (1.80)          (0.14)
Net Asset Value, end of
  year...................   $       2.62    $       3.47    $       4.36    $       8.68    $       7.44
                            ============    ============    ============    ============    ============
Total Return/Ratios
    Total return.........         (24.50%)        (20.41%)        (23.69%)         42.27%          (1.73%)
    Net assets, end of
      period (000s)......   $     89,970    $    119,708    $    166,365    $    253,385    $    252,855
    Net expenses to
      average net
      assets#............           1.56%           1.37%           1.36%           1.40%           1.33%
    Gross expenses to
      average net
      assets#............           1.56%           1.39%           1.39%           1.42%           1.35%
    Net investment (loss)
      to average net
      assets.............          (1.22%)         (0.84%)         (0.92%)         (0.98%)         (0.39%)
    Portfolio turnover
      rate@..............            216%            214%            226%            186%            152%

  ^ Distributions from net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS R SHARES
Net Asset Value, beginning of
 year..............................    $     3.48       $     4.39       $     8.68
Income from investment operations:
    Net investment income (loss)...         (0.04)            0.01            (0.03)
    Net (losses) on securities
     (both realized and
     unrealized)...................         (0.83)           (0.92)           (2.03)
                                       ----------       ----------       ----------
        Total from investment
         operations................         (0.87)           (0.91)           (2.06)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
Net Asset Value, end of year.......    $     2.61       $     3.48       $     4.39
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return...................        (25.00%)         (20.73%)         (23.28%)
    Net assets, end of period
     (000s)........................    $       77       $       49       $        7
    Net expenses to average net
     assets#,+.....................          1.97%            2.89%            1.00%
    Gross expenses to average net
     assets#,+.....................          1.97%            2.91%            1.03%
    Net investment (loss) to
     average net assets+...........         (1.63%)          (2.40%)          (0.55%)
    Portfolio turnover rate@.......           216%             214%             226%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.49% (2002) and 57.53% (2001). The gross expense ratios would have been 3.49% (2002) and 57.54% (2001). The net investment (loss) ratios would have been (3.15%) (2002) and (57.04%)
     (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................    $     3.39       $     4.35       $     8.68
Income from investment operations:
    Net investment (loss)..........         (0.06)           (0.11)           (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................         (0.82)           (0.85)           (2.08)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (0.88)           (0.96)           (2.10)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
Net Asset Value, end of year.......    $     2.51       $     3.39       $     4.35
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return*..................        (25.96%)         (22.07%)         (23.80%)
    Net assets, end of period
      (000s).......................    $       20       $       20       $       29
    Net expenses to average net
      assets#,+....................          3.63%            3.11%            1.50%
    Gross expenses to average net
      assets#,+....................          3.64%            3.13%            1.55%
    Net investment (loss) to
      average net assets,+.........         (3.29%)          (2.57%)          (0.98%)
    Portfolio turnover rate@.......           216%             214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 10.29% (2002) and 28.89% (2001). The gross expense ratios would have been 10.30% (2002) and 28.91% (2001). The net investment (loss) ratios would have been (9.95%) (2002) and (28.35%)
     (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $686 and $73 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $1,572 and $915 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $4,597 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002 to December 31, 2002, the Fund was charged $3,514 for

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD     AMOUNT OF WAIVER
            -----------     ----------------
                 9/1/02 to
           8/31/03........      $100,000
                 9/1/03 to
           8/31/04........      $150,000
                 9/1/04 to
           8/31/05........      $200,000
                 9/1/05 to
           8/31/06........      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $407.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $1,360, $2,680, $831, and $54, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $8,041, $2,492, $267,710, and $54, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,713, $2,890, $2,255, $55,627, $1,616, and $1,565, respectively, for state registration fees. During the year ended December 31, 2002, Class C, Class R, and Class T shares were reimbursed $157, $1,345, and $1,446, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
1,3$49,450....               $(264)              $(1,349,186)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2009 and 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $        0
Net Capital Loss Carryovers.......................  $99,490,663
Post-October Capital Loss Deferral................  $        0
Post-October Currency Loss Deferral...............  $        0
Federal Tax Cost..................................  $93,796,697
Unrealized Appreciation...........................  $4,559,178
Unrealized (Depreciation).........................  $(7,391,533)
Net (Depreciation)................................  $(2,832,355)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR         YEAR
                                             ENDED        ENDED
                                           12/31/02     12/31/01
                                          -----------  -----------
CLASS A
      Shares sold.......................      282,153      139,124
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................     (254,287)    (125,439)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       27,866       13,685
CLASS B
      Shares sold.......................      156,797      154,136
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................     (110,190)     (61,089)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       46,607       93,047
CLASS C
      Shares sold.......................       29,342       64,231
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................      (32,951)     (48,698)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (3,609)      15,533
CLASS F
      Shares sold.......................   15,890,407   14,522,400
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................  (16,090,739) (18,131,262)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................     (200,332)  (3,608,862)
CLASS R
      Shares sold.......................       41,636       23,512
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................      (26,128)     (10,807)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       15,508       12,705
CLASS T
      Shares sold.......................        4,300          592
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................       (2,324)      (1,259)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................        1,976         (667)

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

Dreyfus Founders
Mid-Cap Growth Fund
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A Mellon Financial Company (SM)
2930 East Third Avenue
Denver, CO  80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2003

         (c) 2003 Founders Asset Management LLC, Broker-Dealer.

A-646-MC-02

        Dreyfus Founders
        Mid-Cap Growth Fund




        ANNUAL REPORT     December 31, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

Table of Contents

Management Overview                                                         3
Statement of Investments                                                   10
Statement of Assets and Liabilities                                        15
Statement of Operations                                                    17
Statements of Changes in Net Assets                                        18
Financial Highlights                                                       19
Notes to Financial Statements                                              25
Report of Independent Accountants                                          33
Your Board Representatives                                                 34



The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

Management Overview

A discussion with portfolio manager
Kevin Sonnett, CFA

How did the Dreyfus Founders Mid-Cap Growth Fund perform in 2002?

By largely avoiding tech and telecom companies during the year, the Fund sidestepped some of the Index's most disappointing investments. Relative to the benchmark, healthcare holdings gave the Fund a significant positive boost, topped only by gains from its industrial companies.

Because of these and other investment decisions, the Fund outperformed its benchmark, the Russell Midcap Growth Index, in the first half. The Fund's full-year returns finished slightly higher or lower than the benchmark's drop of 27.41% for the year, depending on the share class. (See pages 6 and 7 for the Fund's total returns and for a description of the Russell Midcap Growth Index.)

What dynamics affected overall mid-cap performance in 2002? Similar to 2001, value stocks declined much less than their growth counterparts in 2002. This held true across all market capitalizations, although mid-cap companies declined a bit less than large- and small-cap growth stocks. Several influences conspired to create a challenging investment environment during the year. Although share prices had fallen significantly, these declines were overshadowed by even more substantial cuts in revenue and profit expectations, resulting in stubbornly high stock valuations.

"Our conversations with corporate executives suggest that earnings quality is improving. We're finding corporations have a renewed focus on generating free cash flow, strengthening their balance sheets and making decisions based on the potential return from each investment instead of simply driving higher sales."

Performance Highlights

- In 2002, the U.S. stock markets endured the continued hangover effects of the free-flowing capital and spending environment of the late 1990s, which led to today's excess capacity across many technology, telecom and manufacturing industries.

- The Fund had limited exposure to semiconductor stocks, which fell more than 60% during the year in the Russell Midcap Growth Index; this helped stem the Fund's losses in the tech sector and contributed positively to its relative performance.

- We found many attractive investment opportunities among industrial-related companies. Strong stock picking in this area boosted relative performance in 2002.

- We believe investors are facing a better environment for corporate profits in 2003, when compared to the same point in time in 2002.

The continued hangover effects of the free-flowing capital and spending environment of the late 1990s led to today's excess capacity across many technology, telecom and manufacturing industries. Geopolitical tension and a lackluster economy hampered spending on capital projects for many businesses. Overall, stocks in the bellwether Dow Jones Industrial Average (DJIA) fell for the third straight year during 2002-just the fourth such bear streak in the last century.(1)

What management strategies contributed positively to results in 2002?

Against this backdrop, we continued to focus on uncovering compelling long-term investment opportunities, and indeed, we found many exciting mid-cap growth investments in 2002. For example, our research pointed us to companies in the industrial sector and the Fund's large exposure here vs. the benchmark contributed to strong relative performance. One example was the Fund's largest holding, Danaher Corporation, which develops and sells environmental control solutions, tools and components. Its share price rose during the year, as Danaher's strong profit growth outpaced that of its peers.

Likewise, the Fund benefited from its investment in J.B. Hunt Transport Services, Inc., a national trucking company. Given the fragmented nature of the industry, leading companies like J.B. Hunt captured market share in 2002, as tough economic conditions, high insurance costs, and lack of access to new capital overwhelmed smaller players. The company also shed unprofitable business segments, improved yield management systems, and effectively controlled driver pay. The Fund's limited exposure to the biotechnology industry-coupled with solid investments in other healthcare industries-contributed to the Fund's strong relative performance. Specialty drug manufacturer Forest Laboratories, Inc., was one of the Fund's top-performing holdings. Earnings grew approximately 70% in 2002, powered by a strong launch of its next generation anti-depression drug, Lexapro.

The share price of DENTSPLY International, Inc., a manufacturer of dental products, also contributed to absolute returns in 2002. In evaluating DENTSPLY, we found a strong management team, favorable industry trends, and an impressive pipeline of innovative new products. Finally, the Fund saw good performance from its holding of U.S.-listed shares in Israel-based Teva Pharmaceutical Industries Limited, a pharmaceutical company focused on the development of generic substitutes for branded drugs.

(1) The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks the performance of 30 major industrial companies traded on the New York Stock Exchange and accounts for both changes in security price and reinvestment of dividends, but does not reflect the cost of managing a mutual fund.


LARGEST EQUITY HOLDINGS  (TICKER SYMBOL)
         1.       Danaher Corporation  (DHR)                           2.74%
         2.       WellPoint Health Networks, Inc.  (WLP)               2.67%
         3.       ARAMARK Corporation Class B  (RMK)                   2.57%
         4.       CDW Computer Centers, Inc.  (CDWC)                   2.52%
         5.       Anthem, Inc.  (ATH)                                  2.42%
         6.       Tech Data Corporation  (TECD)                        2.23%
         7.       AutoZone, Inc.  (AZO)                                2.15%
         8.       Barr Laboratories, Inc.  (BRL.A)                     2.12%
         9.       Fastenal Company  (FAST)                             2.09%
         10.      J.B. Hunt Transport Services, Inc.  (JBHT)           2.00%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

Our fundamental research and price target discipline led us away from many tech and telecom stocks in 2002, despite large share price declines in these areas in 2001 and 2002. Fortunately, the Fund had less exposure to these poor performing sectors than its benchmark did. Specifically, the Fund had limited exposure to companies in the semiconductor industry, a segment of the Russell Midcap Growth Index that fell more than 60% during the year, which aided the Fund's relative return.

One positive exception was the Fund's holding of Mercury Interactive Corporation, which designs and sells software tools for in-house software testing. With the downturn in overall information technology (IT) spending that has been in place since early 2001, our analysis showed that companies were focused on optimizing their existing IT infrastructures. Mercury benefited from this trend in 2002 and as a result, revenue and profit growth rates exceeded those of the industry, thus fueling the rise in its share price throughout the year.

Growth of $10,000 Investment

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/92 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares.

Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

         The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

What management decisions had a negative effect on performance in 2002?

While we avoided many of the poor-performing companies in the semiconductor area, the few stocks the Fund did hold in this area hurt returns. For example, a position in Fairchild Semiconductor International, Inc., a diversified chipmaker, hampered performance. We believed Fairchild's stock looked attractive early in the year, as supply was growing increasingly tight and we felt the company's proprietary products and manufacturing improvements would aid profit margins. As 2002 unfolded, however, corporate and consumer demand for electronic products were disappointing and Fairchild's share price suffered. Additionally, the share price of Canada-based Celestica, Inc., a contract manufacturer of technology and telecom products, fell significantly. The company delivers a broad range of services to leading technology and telecom manufacturers around the world and therefore serves diverse geographies and customers. Accordingly, Celestica was unable to escape the weak end-market growth in these industries.

What is your earnings outlook for 2003? What strategy will you employ in managing the Fund?

We believe investors are facing a better environment for corporate profits in 2003, when compared to the same point in time in 2002. While earnings expectations indeed fell during most of 2002, stock prices are lower and the profit outlook appears better, resulting in valuations that appear to us to be more reasonable. We believe expectations in the investment community at large are much more realistic than they were a year ago.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02

INCEPTION                                                                    1               5           10           SINCE
                                                   DATE                    YEAR            YEARS        YEARS       INCEPTION
Class A Shares
         With sales charge (5.75%)               12/31/99                (29.32%)            -            -          (24.80%)
         Without sales charge                    12/31/99                (25.00%)            -            -          (23.30%)
Class B Shares
         With redemption*                        12/31/99                (28.07%)            -            -          (24.10%)
         Without redemption                      12/31/99                (25.07%)            -            -          (23.60%)
Class C Shares
         With redemption**                       12/31/99                (26.34%)            -            -          (24.00%)
         Without redemption                      12/31/99                (25.60%)            -            -          (24.00%)
Class F Shares                                     9/8/61                (24.50%)        (8.51%)       1.79%            n/a
Class R Shares                                   12/31/99                (25.00%)            -            -          (23.02%)
Class T Shares
         With sales charge (4.50%)               12/31/99                (29.30%)            -            -          (25.12%)
         Without sales charge                    12/31/99                (25.96%)            -            -          (23.96%)

Portfolio Composition

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Furthermore, after two years of significant outperformance by value-oriented stocks, growth stocks began to outperform value issues in the second half of 2002. While past performance is no guarantee of future results, historically, value stocks have generally performed better than growth stocks in declining markets and during economic recessions. However, growth stocks have tended to perform strongly following stock market corrections and in economic recoveries.

A few concerns continue to cloud the outlook for the U.S. economy, the stock market and profitability of many mid-cap growth-oriented investment candidates. For instance, capacity utilization remains low, resulting in intense price competition across many industries. U.S. corporate profitability at all market-cap levels is being challenged by the rise of low-cost offshore manufacturing operations, especially in China. Finally, geopolitical uncertainty could remain a hurdle to increased corporate investment, business hiring, and stronger consumer spending in 2003. While our research is uncovering both valuations that are generally lower and profit expectations that are more realistic, many mid-cap stocks remain expensive by our research methods. We also feel the profit recovery has not begun in earnest. Regardless of the economic conditions, our team remains committed to a rigorous research approach to stock selection. We are committed to identifying high-quality, growth-oriented companies with superior secular profit outlooks. We seek to invest at compelling prices, and feel strongly that our diligent analysis and fundamental investment discipline can help us identify opportunities for the Fund in 2003.

Kevin S. Sonnett, CFA
Portfolio Manager

Furthermore, after two years of significant outperformance by value-oriented stocks, growth stocks began to outperform value issues in the second half of 2002. While past performance is no guarantee of future results, historically, value stocks have generally performed better than growth stocks in declining markets and during economic recessions. However, growth stocks have tended to perform strongly following stock market corrections and in economic recoveries.

A few concerns continue to cloud the outlook for the U.S. economy, the stock market and profitability of many mid-cap growth-oriented investment candidates. For instance, capacity utilization remains low, resulting in intense price competition across many industries. U.S. corporate profitability at all market-cap levels is being challenged by the rise of low-cost offshore manufacturing operations, especially in China. Finally, geopolitical uncertainty could remain a hurdle to increased corporate investment, business hiring, and stronger consumer spending in 2003. While our research is uncovering both valuations that are generally lower and profit expectations that are more realistic, many mid-cap stocks remain expensive by our research methods. We also feel the profit recovery has not begun in earnest. Regardless of the economic conditions, our team remains committed to a rigorous research approach to stock selection. We are committed to identifying high-quality, growth-oriented companies with superior secular profit outlooks. We seek to invest at compelling prices, and feel strongly that our diligent analysis and fundamental investment discipline can help us identify opportunities for the Fund in 2003.

Kevin S. Sonnett, CFA
Portfolio Manager

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

         Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines, less liquidity, and small market share.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-96.1%
AEROSPACE & DEFENSE-1.8%
       37,125  L-3 Communications Holdings, Inc.*................       $  1,667,284
                                                                        ------------
AIR FREIGHT & LOGISTICS-3.2%
       14,750  C.H. Robinson Worldwide, Inc......................            460,200
       20,843  Expeditors International of Washington, Inc.......            680,524
       62,500  J.B. Hunt Transport Services, Inc.*...............          1,831,250
                                                                        ------------
                                                                           2,971,974
                                                                        ------------
APPAREL RETAIL-2.4%
       41,922  Ross Stores, Inc..................................          1,777,074
       23,600  TJX Companies, Inc................................            460,672
                                                                        ------------
                                                                           2,237,746
                                                                        ------------
APPLICATION SOFTWARE-4.1%
       47,575  Activision, Inc.*.................................            694,119
       36,150  BEA Systems, Inc.*................................            414,641
       66,775  Cadence Design Systems, Inc.*.....................            787,277
       48,575  Mercury Interactive Corporation*..................          1,440,249
       24,750  PeopleSoft, Inc.*.................................            452,925
                                                                        ------------
                                                                           3,789,211
                                                                        ------------
BANKS-1.7%
       35,842  New York Community Bancorp, Inc...................          1,035,117
       12,025  TCF Financial Corporation.........................            525,372
                                                                        ------------
                                                                           1,560,489
                                                                        ------------
BIOTECHNOLOGY-1.3%
       24,990  Cephalon, Inc.*...................................          1,216,213
                                                                        ------------
BROADCASTING & CABLE TV-0.9%
       37,250  Cox Radio, Inc. Class A*..........................            849,673
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

BUILDING PRODUCTS-1.9%
       19,000  American Standard Companies, Inc.*................       $  1,351,660
       17,825  Masco Corporation.................................            375,216
                                                                        ------------
                                                                           1,726,876
                                                                        ------------
CASINOS & GAMING-2.1%
       11,550  International Game Technology*....................            876,876
       11,125  Mandalay Resort Group*............................            340,536
       21,200  MGM Mirage, Inc.*.................................            698,964
                                                                        ------------
                                                                           1,916,376
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-2.5%
       52,825  CDW Computer Centers, Inc.*.......................          2,316,376
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS-1.8%
       39,725  Network Appliance, Inc.*..........................            397,250
       36,375  QLogic Corporation*...............................          1,255,301
                                                                        ------------
                                                                           1,652,551
                                                                        ------------
DATA PROCESSING SERVICES-1.8%
       30,685  Affiliated Computer Services, Inc. Class A*.......          1,615,565
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-4.0%
      100,339  ARAMARK Corporation Class B*......................          2,357,967
       27,425  Cintas Corporation................................          1,254,694
                                                                        ------------
                                                                           3,612,661
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-4.0%
       32,100  Ambac Financial Group, Inc........................          1,805,304
       49,725  Friedman, Billings, Ramsey Group, Inc.............            465,426
       33,575  Moody's Corporation...............................          1,386,312
                                                                        ------------
                                                                           3,657,042
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-2.7%
       16,900  Molex, Inc........................................            389,376
       75,850  Tech Data Corporation*............................          2,044,916
                                                                        ------------
                                                                           2,434,292
                                                                        ------------
GENERAL MERCHANDISE STORES-1.3%
       50,075  Dollar Tree Stores, Inc.*.........................          1,230,343
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-5.2%
       10,900  AmerisourceBergen Corporation.....................            591,979
       28,725  Express Scripts, Inc. Class A*....................          1,379,949
       24,125  Patterson Dental Company*.........................          1,055,228
       30,690  Quest Diagnostics, Inc.*..........................          1,746,261
                                                                        ------------
                                                                           4,773,417
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

HEALTHCARE EQUIPMENT-4.3%
       16,775  Boston Scientific Corporation*....................       $    713,273
       45,412  DENTSPLY International, Inc.......................          1,691,097
       20,125  St. Jude Medical, Inc.*...........................            799,365
       17,225  Zimmer Holdings, Inc.*............................            715,182
                                                                        ------------
                                                                           3,918,917
                                                                        ------------
HEALTHCARE FACILITIES-1.1%
       21,825  Universal Health Services, Inc.*..................            984,308
                                                                        ------------
HOME FURNISHINGS-1.6%
       47,000  Leggett & Platt, Inc..............................          1,054,680
        7,150  Mohawk Industries, Inc.*..........................            407,193
                                                                        ------------
                                                                           1,461,873
                                                                        ------------
HOMEBUILDING-1.7%
       30,125  Lennar Corporation................................          1,554,450
                                                                        ------------
HOTELS, RESORTS & CRUISE LINES-0.7%
       49,425  Hilton Hotels Corporation.........................            628,192
                                                                        ------------
HOUSEHOLD APPLIANCES-0.5%
       16,275  Maytag Corporation................................            463,838
                                                                        ------------
INDUSTRIAL CONGLOMERATES-2.7%
       38,305  Danaher Corporation...............................          2,516,639
                                                                        ------------
INDUSTRIAL MACHINERY-1.9%
       28,770  ITT Industries, Inc...............................          1,746,051
                                                                        ------------
INSURANCE BROKERS-1.4%
       43,700  Arthur J. Gallagher & Company.....................          1,283,906
                                                                        ------------
MANAGED HEALTHCARE-6.1%
       35,300  Anthem, Inc.*.....................................          2,220,370
       58,150  Caremark Rx, Inc.*................................            944,938
       34,475  WellPoint Health Networks, Inc.*..................          2,453,241
                                                                        ------------
                                                                           5,618,549
                                                                        ------------
METAL & GLASS CONTAINERS-1.6%
       12,325  Ball Corporation..................................            630,917
      100,275  Crown Cork & Seal Company, Inc.*..................            797,186
                                                                        ------------
                                                                           1,428,103
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.5%
       29,750  Harley-Davidson, Inc..............................          1,374,450
                                                                        ------------
MOVIES & ENTERTAINMENT-0.5%
       30,590  Macrovision Corporation*..........................            490,664
                                                                        ------------
NETWORKING EQUIPMENT-0.5%
       37,925  Echelon Corporation*..............................            425,139
                                                                        ------------


------------------------------------------------------------------------------------
SHARES                                                                  MARKET VALUE

OIL & GAS EQUIPMENT & SERVICES-2.0%
       29,050  BJ Services Company*..............................       $    938,606
       28,575  Smith International, Inc.*........................            932,117
                                                                        ------------
                                                                           1,870,723
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-2.1%
       28,747  Apache Corporation................................          1,638,292
       16,125  Ocean Energy, Inc.................................            322,016
                                                                        ------------
                                                                           1,960,308
                                                                        ------------
PHARMACEUTICALS-4.8%
        6,500  Allergan, Inc.....................................            374,530
       29,900  Barr Laboratories, Inc.*..........................          1,946,191
       17,625  Forest Laboratories, Inc.*........................          1,731,128
       20,464  SICOR, Inc.*......................................            324,354
                                                                        ------------
                                                                           4,376,203
                                                                        ------------
RESTAURANTS-5.0%
       49,975  Brinker International, Inc.*......................          1,611,694
       47,737  Darden Restaurants, Inc...........................            976,222
       12,700  Krispy Kreme Doughnuts, Inc.*.....................            428,879
       30,150  Outback Steakhouse, Inc...........................          1,038,366
       17,925  Wendy's International, Inc........................            485,230
                                                                        ------------
                                                                           4,540,391
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.1%
       18,325  KLA-Tencor Corporation*...........................            648,155
       11,575  Novellus Systems, Inc.*...........................            325,026
                                                                        ------------
                                                                             973,181
                                                                        ------------
SEMICONDUCTORS-1.1%
       58,000  Semtech Corporation*..............................            633,360
       20,250  Xilinx, Inc.*.....................................            417,150
                                                                        ------------
                                                                           1,050,510
                                                                        ------------
SOFT DRINKS-0.7%
       25,075  Pepsi Bottling Group, Inc.........................            644,428
                                                                        ------------
SPECIALTY STORES-4.3%
       27,925  AutoZone, Inc.*...................................          1,972,901
       41,227  Bed Bath & Beyond, Inc.*..........................          1,423,568
       39,200  Office Depot, Inc.*...............................            578,592
                                                                        ------------
                                                                           3,975,061
                                                                        ------------
SYSTEMS SOFTWARE-1.6%
       16,375  Adobe Systems, Inc................................            407,901
       64,100  Network Associates, Inc.*.........................          1,031,370
                                                                        ------------
                                                                           1,439,271
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-0.6%
       59,725  Polycom, Inc.*....................................       $    568,582
                                                                        ------------
TRADING COMPANIES & DISTRIBUTORS-4.0%
       51,425  Fastenal Company..................................          1,922,781
       33,435  W.W. Grainger, Inc................................          1,723,568
                                                                        ------------
                                                                           3,646,349
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$87,330,780)...............................................         88,168,175
                                                                        ------------

COMMON STOCKS (FOREIGN)-2.4%
IT CONSULTING & SERVICES-0.6%
       28,075  Accenture Limited Class A ADR (BD)*...............            505,069
                                                                        ------------
PHARMACEUTICALS-1.8%
       43,800  Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)..........................................          1,691,118
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$1,973,814)................................................          2,196,187
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST

------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-0.6%
HEALTHCARE EQUIPMENT-0.3%
 HEALTHCARE EQUIPMENT-CONTINUED
$     300,000  Becton Dickinson & Company
               1.20% 1/2/03......................................       $    299,990
                                                                        ------------
SPECIAL PURPOSE ENTITY-0.3%
      300,000  Corporate Asset Funding Corporation
               1.25% 1/2/03......................................            299,990
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$599,980)........................................            599,980
                                                                        ------------
TOTAL INVESTMENTS-99.1%
(TOTAL COST-$89,904,574).........................................         90,964,342
OTHER ASSETS AND LIABILITIES-0.9%................................            822,307
                                                                        ------------
NET ASSETS-100.0%................................................       $ 91,786,649
                                                                        ============

*  NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................    $  89,904,574
                                                      -------------
Investment securities, at market..................       90,964,342
Cash..............................................          112,974
Receivables:
  Investment securities sold......................        2,323,681
  Capital shares sold.............................          139,884
  Dividends.......................................           28,452
  From transfer agent.............................            1,455
Other assets......................................            6,149
                                                      -------------
    Total Assets..................................       93,576,937
                                                      -------------

LIABILITIES
Payables:
  Investment securities purchased.................        1,116,624
  Capital shares redeemed.........................          421,935
  Advisory fees...................................           66,615
  Shareholder servicing fees......................           17,119
  Accounting fees.................................            4,820
  Distribution fees...............................           78,260
  Custodian fees..................................            1,028
  Other...........................................           83,887
                                                      -------------
    Total Liabilities.............................        1,790,288
                                                      -------------
Net Assets........................................    $  91,786,649
                                                      =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (CONTINUED)

Net Assets--Class A...............................    $     476,346
Shares Outstanding--Class A.......................          184,375
Net Asset Value and Redemption Price Per Share....    $        2.58
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...    $        2.74

Net Assets--Class B...............................    $     969,007
Shares Outstanding--Class B.......................          382,000
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        2.54

Net Assets--Class C...............................    $     274,165
Shares Outstanding--Class C.......................          109,545
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        2.50

Net Assets--Class F...............................    $  89,969,609
Shares Outstanding--Class F.......................       34,324,595
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        2.62

Net Assets--Class R...............................    $      77,451
Shares Outstanding--Class R.......................           29,701
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        2.61

Net Assets--Class T...............................    $      20,071
Shares Outstanding--Class T.......................            7,993
Net Asset Value and Redemption Price Per Share....    $        2.51
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...    $        2.63

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................    $     289,420
  Interest........................................           71,921
  Foreign taxes withheld..........................           (1,424)
                                                      -------------
    Total Investment Income.......................          359,917
                                                      -------------
Expenses:
  Advisory fees--Note 2...........................          893,571
  Shareholder servicing fees--Note 2..............          215,419
  Accounting fees--Note 2.........................           49,522
  Distribution fees--Note 2.......................          278,297
  Transfer agency fees--Note 2....................           85,852
  Registration fees--Note 2.......................           66,666
  Postage and mailing expenses....................           29,091
  Custodian fees and expenses--Note 2.............           12,937
  Printing expenses...............................           31,766
  Legal and audit fees............................           22,540
  Directors' fees and expenses....................           11,341
  Other expenses..................................           22,660
                                                      -------------
    Total Expenses................................        1,719,662
    Earnings Credits..............................           (3,596)
    Reimbursed/Waived Expenses....................           (3,355)
    Expense Offset to Broker Commissions..........           (3,344)
                                                      -------------
    Net Expenses..................................        1,709,367
                                                      -------------
  Net Investment (Loss)...........................       (1,349,450)
                                                      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....      (27,913,342)
Net Realized Gain from Foreign Currency
Transactions......................................              264
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...       (1,680,486)
                                                      -------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...      (29,593,564)
                                                      -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................    $ (30,943,014)
                                                      =============

Purchases of long-term securities.................    $ 229,700,524
Proceeds from sales of long-term securities.......    $ 228,294,285

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED       YEAR ENDED
                                              12/31/02         12/31/01
                                            -------------    -------------
OPERATIONS
Net Investment (Loss)...................    $ (1,349,450)    $ (1,172,686)
Net Realized (Loss) from Security
  Transactions..........................     (27,913,342)     (41,116,438)
Net Realized Gain from Foreign Currency
  Transactions..........................             264                0
Net Change in Unrealized Appreciation /
  Depreciation..........................      (1,680,486)       6,298,093
                                            ------------     ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................     (30,943,014)     (35,991,031)
                                            ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................         757,701          513,085
  Class B...............................         474,952          555,063
  Class C...............................          92,484          220,117
  Class F...............................      45,272,617       56,652,277
  Class R...............................         135,210           85,158
  Class T...............................          13,887            2,382
                                            ------------     ------------
                                              46,746,851       58,028,082
Cost of shares redeemed
  Class A...............................        (691,092)        (453,446)
  Class B...............................        (324,425)        (217,833)
  Class C...............................         (98,873)        (195,688)
  Class F...............................     (44,651,777)     (67,785,017)
  Class R...............................         (77,455)         (40,765)
  Class T...............................          (7,752)          (4,640)
                                            ------------     ------------
                                             (45,851,374)     (68,697,389)
                                            ------------     ------------
Net Increase (Decrease) from Capital
  Share Transactions....................         895,477      (10,669,307)
                                            ------------     ------------
Net (Decrease) in Net Assets............     (30,047,537)     (46,660,338)

NET ASSETS
  Beginning of year.....................    $121,834,186     $168,494,524
                                            ------------     ------------
  End of year...........................    $ 91,786,649     $121,834,186
                                            ============     ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................    $194,109,668     $194,563,377
Accumulated undistributed net investment
  (loss)................................               0                0
Accumulated undistributed net realized
  (losses) from security transactions...    (103,382,786)     (75,469,444)
Unrealized appreciation on investments
  and foreign currency translation......       1,059,767        2,740,253
                                            ------------     ------------
Total...................................    $ 91,786,649     $121,834,186
                                            ============     ============

SEE NOTES TO FINANCIAL STATEMENTS

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................    $     3.44       $     4.38       $     8.68
Income from investment operations:
    Net investment (loss)..........         (0.04)           (0.06)           (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................         (0.82)           (0.88)           (2.05)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (0.86)           (0.94)           (2.07)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
Net Asset Value, end of year.......    $     2.58       $     3.44       $     4.38
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return*..................        (25.00%)         (21.46%)         (23.40%)
    Net assets, end of period
      (000s).......................    $      476       $      538       $      625
    Net expenses to average net
      assets#......................          2.15%            2.46%            1.25%
    Gross expenses to average net
      assets#......................          2.15%            2.47%            1.29%
    Net investment (loss) to
      average net assets...........         (1.81%)          (1.93%)          (0.74%)
    Portfolio turnover rate@.......           216%             214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................    $     3.39       $     4.32       $     8.68
Income from investment operations:
    Net investment (loss)..........         (0.05)           (0.05)           (0.04)
    Net (losses) on securities
      (both realized and
      unrealized)..................         (0.80)           (0.88)           (2.09)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (0.85)           (0.93)           (2.13)
    Less distributions:
        From net investment
          income...................          0.00             0.00             0.00
        From net realized gains....          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
    Net Asset Value, end of year...    $     2.54       $     3.39       $     4.32
                                       ==========       ==========       ==========
    Total Return/Ratios
        Total return*..............        (25.07%)         (21.53%)         (24.14%)
        Net assets, end of period
          (000s)...................    $      969       $    1,138       $    1,047
        Net expenses to average net
          assets#..................          2.67%            2.58%            1.99%
        Gross expenses to average
          net assets#..............          2.68%            2.59%            2.04%
        Net investment (loss) to
          average net assets.......         (2.33%)          (2.06%)          (1.47%)
        Portfolio turnover rate@...           216%             214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................    $     3.36       $     4.32       $     8.68
Income from investment operations:
    Net investment (loss)..........         (0.08)           (0.08)           (0.04)
    Net (losses) on securities
      (both realized and
      unrealized)..................         (0.78)           (0.88)           (2.09)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (0.86)           (0.96)           (2.13)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
Net Asset Value, end of year.......    $     2.50       $     3.36       $     4.32
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return*..................        (25.60%)         (22.22%)         (24.14%)
    Net assets, end of period
      (000s).......................    $      274       $      380       $      422
    Net expenses to average net
      assets#,+....................          2.98%            3.93%            2.00%
    Gross expenses to average net
      assets#,+....................          2.99%            3.94%            2.04%
    Net investment (loss) to
      average net assets+..........         (2.65%)          (3.41%)          (1.46%)
    Portfolio turnover rate@.......           216%             214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.03% (2002) and 4.24% (2001). The gross expense ratios would have been 3.04% (2002) and 4.25% (2001). The net investment (loss) ratios would have been (2.70%) (2002) and (3.72%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                       YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------------------
                                2002            2001            2000            1999            1998
                            -------------   -------------   -------------   -------------   -------------
CLASS F SHARES
Net Asset Value,
  beginning of year......   $       3.47    $       4.36    $       8.68    $       7.44    $       7.72
Income from investment
  operations:
    Net investment
      (loss).............          (0.04)          (0.05)          (0.03)          (0.08)          (0.03)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........          (0.81)          (0.84)          (2.06)           3.12           (0.11)
                            ------------    ------------    ------------    ------------    ------------
        Total from
          investment
          operations.....          (0.85)          (0.89)          (2.09)           3.04           (0.14)
Less distributions:
    From net investment
      income.............           0.00            0.00            0.00            0.00^           0.00^
    From net realized
      gains..............           0.00            0.00           (2.23)          (1.80)          (0.14)
                            ------------    ------------    ------------    ------------    ------------
        Total
         distributions...           0.00            0.00           (2.23)          (1.80)          (0.14)
Net Asset Value, end of
  year...................   $       2.62    $       3.47    $       4.36    $       8.68    $       7.44
                            ============    ============    ============    ============    ============
Total Return/Ratios
    Total return.........         (24.50%)        (20.41%)        (23.69%)         42.27%          (1.73%)
    Net assets, end of
      period (000s)......   $     89,970    $    119,708    $    166,365    $    253,385    $    252,855
    Net expenses to
      average net
      assets#............           1.56%           1.37%           1.36%           1.40%           1.33%
    Gross expenses to
      average net
      assets#............           1.56%           1.39%           1.39%           1.42%           1.35%
    Net investment (loss)
      to average net
      assets.............          (1.22%)         (0.84%)         (0.92%)         (0.98%)         (0.39%)
    Portfolio turnover
      rate@..............            216%            214%            226%            186%            152%

  ^ Distributions from net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS R SHARES
Net Asset Value, beginning of
 year..............................    $     3.48       $     4.39       $     8.68
Income from investment operations:
    Net investment income (loss)...         (0.04)            0.01            (0.03)
    Net (losses) on securities
     (both realized and
     unrealized)...................         (0.83)           (0.92)           (2.03)
                                       ----------       ----------       ----------
        Total from investment
         operations................         (0.87)           (0.91)           (2.06)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
Net Asset Value, end of year.......    $     2.61       $     3.48       $     4.39
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return...................        (25.00%)         (20.73%)         (23.28%)
    Net assets, end of period
     (000s)........................    $       77       $       49       $        7
    Net expenses to average net
     assets#,+.....................          1.97%            2.89%            1.00%
    Gross expenses to average net
     assets#,+.....................          1.97%            2.91%            1.03%
    Net investment (loss) to
     average net assets+...........         (1.63%)          (2.40%)          (0.55%)
    Portfolio turnover rate@.......           216%             214%             226%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.49% (2002) and 57.53% (2001). The gross expense ratios would have been 3.49% (2002) and 57.54% (2001). The net investment (loss) ratios would have been (3.15%) (2002) and (57.04%)
     (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................    $     3.39       $     4.35       $     8.68
Income from investment operations:
    Net investment (loss)..........         (0.06)           (0.11)           (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................         (0.82)           (0.85)           (2.08)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (0.88)           (0.96)           (2.10)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (2.23)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (2.23)
Net Asset Value, end of year.......    $     2.51       $     3.39       $     4.35
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return*..................        (25.96%)         (22.07%)         (23.80%)
    Net assets, end of period
      (000s).......................    $       20       $       20       $       29
    Net expenses to average net
      assets#,+....................          3.63%            3.11%            1.50%
    Gross expenses to average net
      assets#,+....................          3.64%            3.13%            1.55%
    Net investment (loss) to
      average net assets,+.........         (3.29%)          (2.57%)          (0.98%)
    Portfolio turnover rate@.......           216%             214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 10.29% (2002) and 28.89% (2001). The gross expense ratios would have been 10.30% (2002) and 28.91% (2001). The net investment (loss) ratios would have been (9.95%) (2002) and (28.35%)
     (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $686 and $73 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $1,572 and $915 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $4,597 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002 to December 31, 2002, the Fund was charged $3,514 for

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD     AMOUNT OF WAIVER
            -----------     ----------------
                 9/1/02 to
           8/31/03........      $100,000
                 9/1/03 to
           8/31/04........      $150,000
                 9/1/04 to
           8/31/05........      $200,000
                 9/1/05 to
           8/31/06........      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $407.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $1,360, $2,680, $831, and $54, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $8,041, $2,492, $267,710, and $54, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,713, $2,890, $2,255, $55,627, $1,616, and $1,565, respectively, for state registration fees. During the year ended December 31, 2002, Class C, Class R, and Class T shares were reimbursed $157, $1,345, and $1,446, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
1,3$49,450....               $(264)              $(1,349,186)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2009 and 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $        0
Net Capital Loss Carryovers.......................  $99,490,663
Post-October Capital Loss Deferral................  $        0
Post-October Currency Loss Deferral...............  $        0
Federal Tax Cost..................................  $93,796,697
Unrealized Appreciation...........................  $4,559,178
Unrealized (Depreciation).........................  $(7,391,533)
Net (Depreciation)................................  $(2,832,355)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR         YEAR
                                             ENDED        ENDED
                                           12/31/02     12/31/01
                                          -----------  -----------
CLASS A
      Shares sold.......................      282,153      139,124
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................     (254,287)    (125,439)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       27,866       13,685
CLASS B
      Shares sold.......................      156,797      154,136
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................     (110,190)     (61,089)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       46,607       93,047
CLASS C
      Shares sold.......................       29,342       64,231
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................      (32,951)     (48,698)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (3,609)      15,533
CLASS F
      Shares sold.......................   15,890,407   14,522,400
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................  (16,090,739) (18,131,262)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................     (200,332)  (3,608,862)
CLASS R
      Shares sold.......................       41,636       23,512
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................      (26,128)     (10,807)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       15,508       12,705
CLASS T
      Shares sold.......................        4,300          592
      Shares issued for dividends
        reinvested......................            0            0
      Shares redeemed...................       (2,324)      (1,259)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................        1,976         (667)

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                        For More Information


                                DREYFUS FOUNDERS
                                MID-CAP GROWTH FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2003 Dreyfus Service Corporation                            291AR1202

Annual Report


Dreyfus Founders
Passport Fund
Investment Update
December 31, 2002

Table of Contents

Management Overview                                                       3
Statement of Investments                                                 10
Statement of Assets and Liabilities                                      19
Statement of Operations                                                  21
Statements of Changes in Net Assets                                      22
Financial Highlights                                                     23
Notes to Financial Statements                                            29
Report of Independent Accountants                                        37
Your Board Representatives                                               38

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.



-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Management Overview

A discussion with portfolio manager
Tracy Stouffer, CFA

How did the Fund perform relative to its benchmarks in 2002?

For the year, the Fund underperformed its benchmarks, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which returned -15.80% in 2002, and the MSCI World ex U.S. Small-Cap Index, which posted a -7.42% return for the same period.(1) (See pages 6 and 7 for the Fund's total returns and for a description of the MSCI World ex U.S. Index.)

What dynamics affected international small-cap stocks during the year?

The world presented an uncertain economic and geopolitical environment in 2002. Foreign markets were pulled down by the third year of declines in the U.S. markets. However, pockets of performance existed in 2002, largely in the world's emerging markets. For instance, Indonesia's stock market rose nearly 26% in U.S. dollar terms, and Thailand's gained 20%.(2) The Dreyfus Founders Passport Fund sought to capitalize on this, ending the period with 25% of assets in emerging markets, largely concentrated in Asia.

"After four years of restructuring following the Asian crisis, many economies in the emerging markets of Asia are relying more on domestic consumption and regional trade than on exports and foreign markets."

(1) The Morgan Stanley Capital International (MSCI) World ex-U.S. Small Cap Index is an average of the performance of selected foreign small-capitalization securities. Total return figures assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Historical returns beyond the one-year period are not currently available for this index.

(2) As measured by the Jakarta Composite Index and the Stock Exchange of Thailand Index, respectively.

Performance Highlights

- The global economy in 2002 was not kind to equity investors in the U.S. or elsewhere, particularly in the third quarter.

- The Fund's gold mining holdings boosted performance in 2002. Gold had an outstanding year, driven by a -12.8% decline in the U.S. dollar index.

- For 2003, we remain focused on companies in the Asia-ex Japan region, an area that analysts expect could generate up to one-third of global economic growth. Valuations in the region appear attractive on both a global and an historical basis, and growth in many of the region's economies could outpace developed-world economic growth.

The German Stock Index is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

The New York Board of Trade calculates the U.S. dollar index by averaging the exchange rates between the U.S. dollar and six other major world currencies in order to provide an indication of the international value of the U.S. dollar.

Many European markets in 2002 posted their worst performance since 1974, and during the third quarter, the German stock index-known as the DAX-had its worst quarter ever.(3)

The price of gold climbed steadily this year, as we saw a -12.8% decline in the U.S. dollar index and as uncertainties persisted with Iraqi disarmament.(4) The Fund's gold mining shares contributed strongly to 2002 performance, as gold rose throughout the year, hitting a new high late in the year. As a result, the Fund received a boost from its holdings of gold mining and exploration companies Glamis Gold Limited and Australia's Lihir Gold Limited.

Restructuring activity created investment prospects that offered attractively low valuations. This theme was one we followed throughout the period, not only in Japan and Korea, but also in Europe, in companies that were right-sizing internally. A number of the Fund's investments in Japan proved disappointing, but our corporate restructuring theme was an exception to this, turning up several strong performers in Japan and elsewhere. For instance, the share price of Brother Industries Limited, in Japan, reacted to a positive restructuring story during the year, as did Takara Company Limited, a Japanese toy company that delivered on a three-year turnaround effort. Takara created, and now manufactures and distributes the original Transformer toys. The company had several successful products in 2002 after an internal restructuring. Similarly, positions in T&S Stores PLC in the U.K. and La Rinascente SPA in Italy also added to Fund performance when takeovers boosted their share prices. In contrast, names in South Korea started out the year quite strongly, but later weakened as consumer credit concerns emerged and the North Korean nuclear threat heated up. Despite Germany's woes of high unemployment, stagnating growth and large declines in its equity markets, three of the Fund's holdings there did exceptionally well. Puma AG Rudolf Dassler Sport, an athletic goods manufacturer, underwent a management change, and subsequently began creating sneakers with an emphasis on fashion rather than athletic performance. The company appears to have found a real "sweet spot" in the market. Two German generic drug companies-Stada Arzneimittel AG and Schwarz Pharma-also contributed strong performance in 2002.


Largest Equity Holdings  (country of origin; ticker symbol)
        1.      Centerpulse  (Switzerland; CEP.N)                1.86%
        2.      Axfood AB  (Sweden; AXFO)                        1.64%
        3.      Mega Bloks, Inc. 144A  (Canada; MB.Z)            1.62%
        4.      BYD Company Limited  (China; 1211)               1.61%
        5.      Eniro AB  (Sweden; ENRO)                         1.54%
        6.      Capio AB  (Sweden; CAP)                          1.50%
        7.      HIT Entertainment 144A  (United Kingdom; HTE)    1.41%
        8.      Bulgari SPA  (Itlay; BUL)                        1.37%
        9.      Eldorado Gold Corporation  (Canada; ELD)         1.34%
        10.     Stagecoach Holdings PLC  (United Kingdom; SGC)   1.32%


Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

As the year progressed, we increased the Fund's exposure to emerging markets. For 2002, one of the Fund's top-performing countries was Thailand. There, a virtuous circle of rising corporate profitability has spurred higher employment, wages, consumption, investment, asset prices, and overall economic growth. The country is attracting significant investment in its auto industry, both for domestic purchase and for export. To us, the Asian domestic consumer theme is a very compelling story-one that is taking place throughout the Asia ex-Japan region.

Growth of $10,000 Investment

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on its inception date of 11/16/93 to a $10,000 investment made in an unmanaged securities index. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from November 30, 1993 through December 31, 2002. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

An unfortunate oil spill off the coast of Spain in the autumn served to create new investment opportunities for the Fund. Norway's Frontline, a shipping company, benefited from the European Union's acceleration of its ruling banning single-hulled oil tankers, which was the type that was invloved in the spill. With the youngest fleet and highest percentage of double-hulled tankers, Frontline was able to prosper from rising shipping rates, and its share price rose.

Average Annual Total Return as of 12/31/02

                                        Inception            1               5              10                Since
                                           Date             Year           Years           Years            Inception
Class A Shares
        With sales charge (5.75%)       12/31/99           (20.74%)          -               -                (27.52%)
        Without sales charge            12/31/99           (15.91%)          -               -                (26.07%)

Class B Shares
        With redemption*                12/31/99           (20.00%)          -               -                (27.28%)
        Without redemption              12/31/99           (16.67%)          -               -                (26.63%)

Class C Shares
        With redemption**               12/31/99           (17.53%)          -               -                (26.69%)
        Without redemption              12/31/99           (16.70%)          -               -                (26.69%)

Class F Shares                          11/16/93           (15.93%)        (3.17%)          n/a                 2.20%

Class R Shares                          12/31/99           (17.68%)          -               -                (26.91%)

Class T Shares
        With sales charge (4.50%)       12/31/99           (20.90%)          -               -                (28.00%)
        Without sales charge            12/31/99           (17.16%)          -               -                (26.89%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, an expense limit for Class R shares, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

As new double-hulled tanker orders were placed, we identified potential beneficiaries of the new E.U. ruling, including Korea's Samsung Heavy Industries and Daewoo Shipbuilding and Marine Engineering.

What challenges did the Fund face in 2002?

Unfortunately for Fund performance, a turnaround of the so-called TMT industries (composed of telecommunications-, media-, and technology-oriented companies) did not materialize in 2002. The Fund suffered losses in several of its telecommunications and media stocks in 2002. We initiated positions in these companies anticipating that they could benefit from a recovery that did not emerge.

In numerous sectors and in many regions, we found that analysts' earnings expectations in 2002 were often too high. Our fundamental research enabled us to avoid investing in many companies that were vulnerable to profit warnings during the year, but Australian stocks were the exception. A large number of profit warnings brought down the share prices of several of the Fund's holdings in Australia in the latter part of the year.

Portfolio Composition

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

We were also disappointed in the performance of one of the Fund's larger, long-time holdings, U.K.-based HIT Entertainment PLC 144A. We feel the company-which markets highly successful child-focused characters including Bob the Builder, Angelina Ballerina, and Barney-is executing its strategy well, but has been negatively burdened by investor sentiment and a return to a normal, rather than a premium, rating of its stock.

What is your outlook for 2003, and how are you positioning the Fund for the year ahead? In 2003, we expect to continue seeking pockets of strength in an otherwise turbulent macroeconomic and geopolitical environment. Some of the prospects we have identified include:

- beneficiaries of outsourcing-particularly from the shift from high-cost European manufacturing bases to lower-cost locations either in Eastern Europe, Asia or Latin America

- the beneficiaries of the World Trade Organization's admission of China, including the auto and textile industries

-   companies with pricing power, including mining and basic material stocks

As we scour the world for investment opportunities, our research emphasis continues to be placed on small international companies with annual growth rates of at least 20%, offered at reasonable prices.

Tracy Stouffer, CFA
Portfolio Manager

We were also disappointed in the performance of one of the Fund's larger, long-time holdings, U.K.-based HIT Entertainment PLC 144A. We feel the company-which markets highly successful child-focused characters including Bob the Builder, Angelina Ballerina, and Barney-is executing its strategy well, but has been negatively burdened by investor sentiment and a return to a normal, rather than a premium, rating of its stock.

What is your outlook for 2003, and how are you positioning the Fund for the year ahead? In 2003, we expect to continue seeking pockets of strength in an otherwise turbulent macroeconomic and geopolitical environment. Some of the prospects we have identified include:

- beneficiaries of outsourcing-particularly from the shift from high-cost European manufacturing bases to lower-cost locations either in Eastern Europe, Asia or Latin America

- the beneficiaries of the World Trade Organization's admission of China, including the auto and textile industries

-   companies with pricing power, including mining and basic material stocks

As we scour the world for investment opportunities, our research emphasis continues to be placed on small international companies with annual growth rates of at least 20%, offered at reasonable prices.

Tracy Stouffer, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                    MARKET VALUE

----------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-92.7%
ADVERTISING-0.9%
      21,625   Cario Communications SPA (IT).....................       $       453,830
      71,975   Havas Advertising SA (FR).........................               279,441
                                                                        ---------------
                                                                                733,271
                                                                        ---------------
AEROSPACE & DEFENSE-0.8%
     479,000   National Aerospace Fasteners Corporation (TW).....               410,532
      53,600   VT Group PLC (UK).................................               192,001
                                                                        ---------------
                                                                                602,533
                                                                        ---------------
AIR FREIGHT & LOGISTICS-1.0%
   1,044,000   Hainan Meilan Airport Company Limited 144A
               (CN)*+............................................               491,986
     462,800   Transmile Group Berhad (MA).......................               297,166
                                                                        ---------------
                                                                                789,152
                                                                        ---------------
AIRLINES-0.8%
     138,925   easyJet PLC (UK)*.................................               612,773
                                                                        ---------------
ALTERNATIVE CARRIERS-1.1%
     151,850   Equant NV (FR)*...................................               616,642
      21,975   PT Multimedia-Servicos de Telecomunicacoes e
               Multimedia
               SGPS SA (PT)*.....................................               231,049
                                                                        ---------------
                                                                                847,691
                                                                        ---------------
APPAREL RETAIL-1.3%
     853,500   Bossini International Holdings Limited (HK)*......                26,924
     190,525   Burberry Group PLC (UK)...........................               688,552
      23,882   Escada AG (GE)....................................               245,586
      10,575   New Look Group PLC 144A (UK)+.....................                40,516
                                                                        ---------------
                                                                              1,001,578
                                                                        ---------------
APPAREL, ACCESSORIES & LUXURY GOODS-1.4%
     227,675   Bulgari SPA (IT)..................................             1,079,844
                                                                        ---------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                    MARKET VALUE

----------------------------------------------------------------------------------------

APPLICATION SOFTWARE-1.5%
     311,450   Autonomy Corporation PLC (UK)*....................       $       877,395
     811,175   Intec Telecom Systems PLC (UK)*...................               261,164
                                                                        ---------------
                                                                              1,138,559
                                                                        ---------------
AUTO PARTS & EQUIPMENT-1.4%
     550,000   APM Automotive Holdings Berhad (MA)...............               440,000
     217,412   Cycle & Carriage Limited (SG).....................               426,175
      64,800   Thai Stanley Electric Public Company Limited
               (TH)..............................................               205,977
                                                                        ---------------
                                                                              1,072,152
                                                                        ---------------
AUTOMOBILE MANUFACTURERS-1.3%
     416,400   Aapico Hitech Public Company Limited (TH)*........               304,329
   2,018,000   PT Astra International Tbk (ID)*..................               710,246
                                                                        ---------------
                                                                              1,014,575
                                                                        ---------------
BANKS-1.5%
     118,400   Grupo Financiero Banorte SA de CV (MX)............               288,532
      84,900   Unibanco-Uniao de Bancos Brasileiros SA GDR
               (BR)..............................................               929,655
                                                                        ---------------
                                                                              1,218,187
                                                                        ---------------
BIOTECHNOLOGY-0.4%
   1,066,000   Global Bio-chem Technology Group Company Limited
               (HK)..............................................               283,642
                                                                        ---------------
BROADCASTING & CABLE TV-1.0%
      89,200   BEC World Public Company Limited (TH).............               422,200
      10,300   Modern Times Group MTG AB Class B (SW)*...........                83,338
      17,825   NRJ Group (FR)....................................               271,209
                                                                        ---------------
                                                                                776,747
                                                                        ---------------
BUILDING PRODUCTS-0.5%
      27,200   Oiles Corporation (JA)............................               396,528
                                                                        ---------------
CASINOS & GAMING-0.3%
      50,625   Paddy Power PLC (IE)..............................               269,858
                                                                        ---------------
COMPUTER HARDWARE-1.0%
      42,000   High Tech Computer Corporation (TW)...............               178,775
     354,000   Primax Electronics Limited (TW)...................               167,990
      63,000   Quanta Storage, Inc. (TW)*........................               422,174
                                                                        ---------------
                                                                                768,939
                                                                        ---------------
COMPUTER STORAGE & PERIPHERALS-1.3%
     331,250   Gemplus International SA (FR)*....................               347,587
   2,435,000   Jurong Technologies Industrial Corporation Limited
               (SG)..............................................               407,120
      33,625   M-Systems Flash Disk Pioneers Limited Sponsored
               ADR (IS)*.........................................               245,799
                                                                        ---------------
                                                                              1,000,506
                                                                        ---------------
* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR
RESALE.

 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                   MARKET VALUE

----------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING-0.8%
      82,550   Aktor SA Technical Company (GR)...................       $       498,938
     231,000   YTL Corporation Berhad (MA).......................               126,400
                                                                        ---------------
                                                                                625,338
                                                                        ---------------
CONSTRUCTION MATERIALS-0.5%
   1,240,000   Anhui Conch Cement Company Limited (CN)...........               417,393
                                                                        ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.5%
     108,490   Samsung Heavy Industries (KR)*....................               370,460
                                                                        ---------------
CONSUMER ELECTRONICS-0.4%
      16,670   LG Electronics Investment Limited (KR)............               188,338
     217,700   NXT PLC (UK)*.....................................               173,473
                                                                        ---------------
                                                                                361,811
                                                                        ---------------
DIVERSIFIED COMMERCIAL SERVICES-2.1%
     456,500   First Choice Holidays PLC (UK)....................               513,725
      19,650   Helphire Group PLC (UK)*..........................                55,673
      31,200   Sohgo Security Services Company Limited (JA)......               441,695
     889,000   Travelsky Technology Limited (CN).................               615,588
                                                                        ---------------
                                                                              1,626,681
                                                                        ---------------
DIVERSIFIED FINANCIAL SERVICES-2.8%
     277,253   Aberdeen Asset Management PLC (UK)................               316,886
      59,000   Close Brothers Group PLC (UK).....................               528,075
      18,900   D. Carnegie & Company AB (SW).....................               121,469
      28,550   ICAP PLC (UK).....................................               459,594
     603,375   Kiatnakin Finance Public Company Limited (TH).....               454,981
     362,725   Siam Panich Leasing Public Company Limited (TH)...               330,324
                                                                        ---------------
                                                                              2,211,329
                                                                        ---------------
DIVERSIFIED METALS & MINING-1.1%
     463,000   China Metal Products Company Limited (TW).........               403,477
   1,821,000   Jiangxi Copper Company Limited Class H (CN).......               226,504
      75,775   LionOre Mining International Limited (CA)*........               236,947
                                                                        ---------------
                                                                                866,928
                                                                        ---------------
ELECTRICAL COMPONENTS & EQUIPMENT-2.1%
     628,000   BYD Company Limited (CN)*.........................             1,264,311
     422,000   Seksun Corporation Limited (SG)...................               220,184
      17,900   SGL Carbon AG (GE)*...............................               148,384
                                                                        ---------------
                                                                              1,632,879
                                                                        ---------------


----------------------------------------------------------------------------------------
SHARES                                                                   MARKET VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.1%
     594,600   Chloride Group PLC (UK)...........................       $       301,512
      19,600   Creo, Inc. (CA)*..................................               159,549
      26,200   Enplas Corporation (JA)...........................               651,302
      26,490   Kumho Electric, Inc. (KR)*........................               364,055
      85,200   Perlos Oyj (FI)...................................               537,305
   1,731,000   QPL International Holdings Limited (HK)*..........               377,347
      85,125   Spectris PLC (UK).................................               387,804
     124,000   Synnex Technology International Corporation
               (TW)..............................................               187,230
      46,100   Yokowo Company Limited (JA).......................               250,565
                                                                        ---------------
                                                                              3,216,669
                                                                        ---------------
EMPLOYMENT SERVICES-0.4%
         167   Pasona, Inc. (JA)*................................               308,191
                                                                        ---------------
FOOD DISTRIBUTORS-0.3%
      40,000   Ezaki Glico Company Limited (JA)..................               231,229
                                                                        ---------------
FOOD RETAIL-1.6%
      69,400   Axfood AB (SW)....................................             1,290,303
                                                                        ---------------
FOOTWEAR-2.0%
     658,000   Asics Corporation (JA)*...........................               554,479
       6,600   Puma AG Rudolf Dassler Sport (GE).................               448,772
      18,300   Tod's SPA (IT)....................................               585,869
                                                                        ---------------
                                                                              1,589,120
                                                                        ---------------
GENERAL MERCHANDISE STORES-0.3%
       3,100   Don Quijote Company Limited (JA)..................               284,478
                                                                        ---------------
GOLD-3.0%
     803,325   Eldorado Gold Corporation (CA)*...................             1,052,591
     204,550   Emperor Mines Limited (AU)*.......................                87,538
     838,850   Lihir Gold Limited (AU)*..........................               680,187
     561,775   Wheaton River Minerals Limited (CA)*..............               522,730
                                                                        ---------------
                                                                              2,343,046
                                                                        ---------------
HEALTHCARE DISTRIBUTORS & SERVICES-1.5%
     149,400   Capio AB (SW)*....................................             1,183,088
                                                                        ---------------
HEALTHCARE EQUIPMENT-3.9%
       8,400   Centerpulse (SZ)..................................             1,464,092
       5,620   Centerpulse ADR (SZ)*.............................                97,282
      31,600   Getinge AB Class B (SW)...........................               645,542
      17,000   Radiometer AS (DE)................................               886,230
                                                                        ---------------
                                                                              3,093,146
                                                                        ---------------
* NON-INCOME PRODUCING.

 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                   MARKET VALUE

----------------------------------------------------------------------------------------

HEALTHCARE FACILITIES-1.7%
      20,675   Medidep SA (FR)*..................................       $       333,013
     597,378   NHP PLC (UK)*.....................................             1,028,006
                                                                        ---------------
                                                                              1,361,019
                                                                        ---------------
HIGHWAYS & RAILTRACKS-0.4%
   1,736,000   Shenzhen Expressway Company Limited (CN)..........               345,045
                                                                        ---------------
HOME IMPROVEMENT RETAIL-1.0%
   1,636,650   Home Product Center Public Company Limited
               (TH)*.............................................                87,339
      82,900   Rona, Inc. 144A (CA)*+............................               711,036
                                                                        ---------------
                                                                                798,375
                                                                        ---------------
HOMEBUILDING-1.4%
      33,000   Berkeley Group PLC (UK)...........................               316,613
   1,284,300   Lalin Property Public Company Limited (TH)*.......               782,201
                                                                        ---------------
                                                                              1,098,814
                                                                        ---------------
HOUSEHOLD APPLIANCES-0.4%
      41,000   Cleanup Corporation (JA)..........................               311,637
                                                                        ---------------
INDUSTRIAL MACHINERY-0.8%
      18,500   Saurer AG (SZ)*...................................               411,423
      12,800   Shima Seiki Manufacturing Limited (JA)............               268,577
                                                                        ---------------
                                                                                680,000
                                                                        ---------------
INTEGRATED OIL & GAS-1.8%
     301,450   Origin Energy Limited (AU)........................               629,754
     787,800   PTT Public Company Limited (TH)...................               772,263
                                                                        ---------------
                                                                              1,402,017
                                                                        ---------------
INTEGRATED TELECOMMUNICATION SERVICES-0.8%
      96,350   Kingston Communication (Hull) PLC (UK)............               104,695
  10,321,850   Telewest Communications PLC (UK)*.................               332,320
     109,000   Welldone Company (TW)*............................               206,903
                                                                        ---------------
                                                                                643,918
                                                                        ---------------
INTERNET RETAIL-1.0%
     211,890   Interpark Corporation (KR)*.......................               391,248
         581   Rakuten, Inc. (JA)*...............................               442,592
                                                                        ---------------
                                                                                833,840
                                                                        ---------------
INTERNET SOFTWARE & SERVICES-0.5%
      10,230   NHN Corporation (KR)..............................               383,824
                                                                        ---------------
IT CONSULTING & SERVICES-1.7%
     521,625   Comptel Oyj (FI)..................................               547,350
     155,875   LogicaCMG PLC (UK)................................               376,388
          88   Net One Systems Company Limited (JA)..............               374,484
                                                                        ---------------
                                                                              1,298,222
                                                                        ---------------


----------------------------------------------------------------------------------------
SHARES                                                                   MARKET VALUE

LEISURE FACILITIES-0.9%
         860   Taito Corporation (JA)............................       $       716,727
                                                                        ---------------
LEISURE PRODUCTS-3.1%
      82,750   lastminute.com PLC (UK)*..........................               136,327
       8,050   Mega Bloks, Inc. (CA)*............................               119,746
      85,575   Mega Bloks, Inc. 144A (CA)*+......................             1,272,954
      39,000   Takara Company Limited (JA).......................               341,788
      19,125   Zapf Creation AG (GE).............................               531,807
                                                                        ---------------
                                                                              2,402,622
                                                                        ---------------
LIFE & HEALTH INSURANCE-0.5%
      16,575   Industrial Alliance Life Insurance Company (CA)...               414,323
                                                                        ---------------
MARINE-3.1%
      91,400   Golar LNG Limited (NW)*...........................               560,712
     177,350   Hanjin Shipping Company Limited (KR)*.............               919,609
   1,756,000   Neptune Orient Lines Limited (SG)*................               931,404
                                                                        ---------------
                                                                              2,411,725
                                                                        ---------------
MARINE PORTS & SERVICES-0.3%
     174,225   Navigazione Montanari SPA (IT)....................               223,586
                                                                        ---------------
METAL & GLASS CONTAINERS-0.3%
     176,000   Taiwan Hon Chuan Enterprise Company Limited
               (TW)..............................................               227,276
                                                                        ---------------
MOVIES & ENTERTAINMENT-2.6%
     322,125   HIT Entertainment PLC 144A (UK)+..................             1,108,407
     502,000   Major Cineplex Group Public Company Limited
               (TH)*.............................................               943,434
                                                                        ---------------
                                                                              2,051,841
                                                                        ---------------
NETWORKING EQUIPMENT-0.0%
      78,900   BATM Advanced Communications Limited (IS)*........                19,052
                                                                        ---------------
OFFICE SERVICES & SUPPLIES-0.3%
      34,490   Baiksan OPC Company Limited (KR)*.................               199,778
                                                                        ---------------
OIL & GAS DRILLING-0.3%
       6,650   Precision Drilling Corporation (CA)*..............               214,469
                                                                        ---------------
OIL & GAS EQUIPMENT & SERVICES-2.2%
   2,076,000   China Oilfield Services Limited 144A (CN)*+.......               505,796
     270,475   John Wood Group PLC 144A (UK)+....................               699,917
      46,225   Tesco Corporation (CA)*...........................               547,748
                                                                        ---------------
                                                                              1,753,461
                                                                        ---------------
* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR
RESALE.

 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                   MARKET VALUE

----------------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.0%
      10,225   Bonavista Petroleum Limited (CA)*.................       $       220,318
     366,825   Canadian 88 Energy Corporation (CA)*..............               589,781
                                                                        ---------------
                                                                                810,099
                                                                        ---------------
OIL & GAS REFINING, MARKETING, & TRANSPORTATION-0.3%
     784,000   Sinopec Zhenhai Refining and Chemical Company
               Limited (CN)......................................               197,046
                                                                        ---------------
PACKAGED FOODS & MEATS-0.4%
      46,775   Viscofan, Industria Navarra de Envolturas
               Celulosicas SA (SP)...............................               317,560
                                                                        ---------------
PAPER PACKAGING-0.8%
      62,600   Industriforvaltnings Kinnevik AB B Shares (SW)....               625,044
                                                                        ---------------
PERSONAL PRODUCTS-1.4%
      14,925   Clarins (FR)......................................               665,595
      17,260   Milbon Company Limited (JA).......................               413,065
                                                                        ---------------
                                                                              1,078,660
                                                                        ---------------
PHARMACEUTICALS-1.5%
   2,580,000   China Pharmaceutical Enterprise and Investment
               Corporation
               Limited (CN)......................................               463,172
       8,390   Hanmi Pharmaceutical Industrial Company Limited
               (KR)..............................................               132,989
      15,125   Stada Arzneimittel AG (GE)........................               604,683
                                                                        ---------------
                                                                              1,200,844
                                                                        ---------------
PHOTOGRAPHIC PRODUCTS-1.1%
      29,770   Studio Alice Company Limited (JA).................               827,850
                                                                        ---------------
PRECIOUS METALS & MINERALS-0.3%
      89,000   Aur Resources, Inc. (CA)*.........................               209,007
                                                                        ---------------
PUBLISHING-3.2%
     146,350   Arnoldo Mondadori Editore SPA (IT)................               906,049
     191,300   Eniro AB (SW).....................................             1,207,522
      74,400   Future Network PLC (UK)*..........................                65,873
      29,750   Schibsted ASA (NW)................................               309,189
                                                                        ---------------
                                                                              2,488,633
                                                                        ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-2.6%
     471,850   Amata Corporation Public Company Limited (TH).....               208,008
     160,250   Central Pattana Public Company Limited NVDR
               (TH)*.............................................               200,777
      11,200   Eurocommercial Properties NV (NE).................               235,047
   2,385,000   Hemaraj Land and Development Public Company
               Limited (TH)*.....................................               276,682
      45,000   IGB Corporation Berhad (MA).......................                10,125
   2,149,900   Noble Development Public Company Limited (TH)*....               448,935
         512   RECRM Research Company Limited (JA)*..............               345,159
     478,499   SP Setia Berhad (MA)..............................               308,506
                                                                        ---------------
                                                                              2,033,239
                                                                        ---------------
REINSURANCE-1.3%
      21,400   Converium Holding AG (SZ)*........................             1,036,957
                                                                        ---------------


----------------------------------------------------------------------------------------
SHARES                                                                   MARKET VALUE

SEMICONDUCTORS-1.0%
   1,052,600   ARM Holdings PLC (UK)*............................       $       813,342
                                                                        ---------------
SPECIALTY CHEMICALS-0.6%
     100,250   Yule Catto & Company PLC (UK).....................               455,095
                                                                        ---------------
STEEL-1.1%
      21,950   IPSCO, Inc. (CA)..................................               219,667
      54,800   SSAB Svenskt Stal AB (SW).........................               647,791
                                                                        ---------------
                                                                                867,458
                                                                        ---------------
TELECOMMUNICATIONS EQUIPMENT-2.9%
      83,000   Allgon AB (SW)....................................               114,308
      51,350   Elcoteq Network (FI)..............................               581,931
       6,840   Ericsson SPA (IT).................................               143,547
     116,650   LGP Telecom Holding AB (SW).......................               476,598
   1,121,775   Spirent PLC 144A (UK)+............................               302,475
     594,475   TTP Communications PLC (UK)*......................               685,197
                                                                        ---------------
                                                                              2,304,056
                                                                        ---------------
TIRES & RUBBER-0.7%
     283,000   Toyo Tire & Rubber Company Limited (JA)...........               550,881
                                                                        ---------------
TRUCKING-1.3%
   2,189,650   Stagecoach Holdings PLC (UK)......................             1,039,837
                                                                        ---------------
WATER UTILITIES-0.4%
     527,000   Hyflux Limited (SG)...............................               337,256
                                                                        ---------------
WIRELESS TELECOMMUNICATION SERVICES-0.8%
     152,600   Tele Centro Oeste Celular Participacoes SA
               Sponsored ADR (BR)................................               610,400
                                                                        ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$75,671,956)...............................................            72,853,459
                                                                        ---------------

PREFERRED STOCKS (FOREIGN)-1.6%
INDUSTRIAL MACHINERY-0.1%
         875   Krones AG Preferred (GE)..........................                40,123
                                                                        ---------------
INTEGRATED TELECOMMUNICATION SERVICES-0.5%
     130,000   Brasil Telecom SA (BR)............................               429,661
                                                                        ---------------
* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR
RESALE.

 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                   MARKET VALUE

----------------------------------------------------------------------------------------

STEEL-1.0%
      35,800   Companhia Siderurgica de Tubarao (BR).............       $       404,520
     223,900   Usinas Siderurgicas de Minas Gerais SA (BR).......               414,911
                                                                        ---------------
                                                                                819,431
                                                                        ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$1,300,968)................................................             1,289,215
                                                                        ---------------

PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                       COST

----------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-1.4%
SPECIAL PURPOSE ENTITY-1.4%
$  1,100,000   Corporate Asset Funding Corporation
               1.25% 1/2/03......................................       $     1,099,962
                                                                        ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,099,962)......................................             1,099,962
                                                                        ---------------
TOTAL INVESTMENTS-95.7%
(TOTAL COST-$78,072,886).........................................            75,242,636
OTHER ASSETS AND LIABILITIES-4.3%................................             3,380,841
                                                                        ---------------
NET ASSETS-100.0%................................................       $    78,623,477
                                                                        ===============

 SEE NOTES TO FINANCIAL STATEMENTS.
   18

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................    $  78,072,886
                                                      -------------
Investment securities, at market..................       75,242,636
Cash..............................................          242,751
Foreign currency (cost $436,550)..................          463,549
Receivables:
  Investment securities sold......................        3,945,563
  Capital shares sold.............................           58,551
  Dividends and interest..........................           58,715
  From transfer agent.............................           52,415
Other assets......................................           67,141
                                                      -------------
    Total Assets..................................       80,131,321
                                                      -------------

LIABILITIES
Payables:
  Investment securities purchased.................           20,898
  Capital shares redeemed.........................        1,233,124
  Advisory fees...................................           71,186
  Shareholder servicing fees......................           13,329
  Accounting fees.................................            7,119
  Distribution fees...............................           33,266
  Custodian fees..................................           71,191
  Other...........................................           57,731
                                                      -------------
    Total Liabilities.............................        1,507,844
                                                      -------------
Net Assets........................................    $  78,623,477
                                                      =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002  (CONTINUED)

Net Assets--Class A...............................    $   9,421,990
Shares Outstanding--Class A.......................        1,158,150
Net Asset Value, Redemption Price Per Share.......    $        8.14
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...    $        8.64

Net Assets--Class B...............................    $  12,810,178
Shares Outstanding--Class B.......................        1,612,090
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        7.95

Net Assets--Class C...............................    $   5,267,552
Shares Outstanding--Class C.......................          664,336
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        7.93

Net Assets--Class F...............................    $  50,741,868
Shares Outstanding--Class F.......................        6,244,367
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        8.13

Net Assets--Class R...............................    $      37,207
Shares Outstanding--Class R.......................            4,730
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        7.87

Net Assets--Class T...............................    $     344,682
Shares Outstanding--Class T.......................           43,822
Net Asset Value, Redemption Price Per Share.......    $        7.87
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...    $        8.24

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................    $      1,674,152
  Interest........................................              45,724
  Foreign taxes withheld..........................            (175,049)
                                                      ----------------
    Total Investment Income.......................           1,544,827
                                                      ----------------
Expenses:
  Advisory fees--Note 2...........................           1,067,385
  Shareholder servicing fees--Note 2..............             185,016
  Accounting fees--Note 2.........................              70,067
  Distribution fees--Note 2.......................             357,721
  Transfer agency fees--Note 2....................             184,914
  Registration fees--Note 2.......................              65,813
  Postage and mailing expenses....................              28,016
  Custodian fees and expenses--Note 2.............             446,177
  Printing expenses...............................              57,136
  Legal and audit fees............................              21,745
  Directors' fees and expenses....................              17,769
  Other expenses..................................             102,121
                                                      ----------------
    Total Expenses................................           2,603,880
    Earnings Credits..............................              (4,232)
    Reimbursed/Waived Expenses....................             (28,815)
    Expense Offset to Broker Commissions..........              (2,135)
                                                      ----------------
    Net Expenses..................................           2,568,698
                                                      ----------------
  Net Investment (Loss)...........................          (1,023,871)
                                                      ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions
(net of foreign taxes on Thailand investments of
$358,829).........................................         (12,001,838)
Net Realized (Loss) from Foreign Currency
Transactions......................................            (387,130)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...          (2,075,681)
                                                      ----------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions..................................         (14,464,649)
                                                      ----------------
Net (Decrease) in Net Assets Resulting from
Operations........................................    $    (15,488,520)
                                                      ================

Purchases of long-term securities.................    $    503,416,511
Proceeds from sales of long-term securities.......    $    538,927,582

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED         YEAR ENDED
                                              12/31/02           12/31/01
                                            -------------    ----------------
OPERATIONS
Net Investment (Loss)...................    $  (1,023,871)   $      (834,574)
Net Realized (Loss) from Security
  Transactions..........................      (12,001,838)       (71,375,941)
Net Realized (Loss) from Foreign
  Currency Transactions.................         (387,130)          (790,060)
Net Change in Unrealized
  Appreciation/Depreciation.............       (2,075,681)        (6,365,780)
                                            -------------    ---------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................      (15,488,520)       (79,366,355)
                                            -------------    ---------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................       50,430,851         85,010,060
  Class B...............................          391,779          3,545,519
  Class C...............................        4,684,798          5,455,210
  Class F...............................       92,121,343        134,494,356
  Class R...............................        3,139,336            805,807
  Class T...............................        3,559,032          1,031,539
                                            -------------    ---------------
                                              154,327,139        230,342,491
Cost of Shares Redeemed
  Class A...............................      (53,347,624)       (97,617,825)
  Class B...............................       (4,490,764)        (7,604,692)
  Class C...............................       (7,247,974)        (9,045,951)
  Class F...............................     (110,071,199)      (185,615,837)
  Class R...............................       (3,160,762)          (610,592)
  Class T...............................       (3,707,203)        (1,094,493)
                                            -------------    ---------------
                                             (182,025,526)      (301,589,390)
                                            -------------    ---------------
Net (Decrease) from Capital Share
  Transactions..........................      (27,698,387)       (71,246,899)
                                            -------------    ---------------
Net (Decrease) in Net Assets............      (43,186,907)      (150,613,254)

NET ASSETS
  Beginning of year.....................    $ 121,810,384    $   272,423,638
                                            -------------    ---------------
  End of year...........................    $  78,623,477    $   121,810,384
                                            =============    ===============
NET ASSETS CONSIST OF:
Capital (par value and paid-in
  surplus)..............................    $ 282,811,310    $   312,423,674
Accumulated undistributed net investment
  (loss)................................           (1,836)          (303,270)
Accumulated undistributed net realized
  (loss) from security transactions (net
  of foreign taxes on Thailand
  investments of $358,829 and $60,435,
  respectively).........................     (201,369,345)      (189,569,049)
Unrealized (depreciation) on investments
  and foreign currency translation......       (2,816,652)          (740,971)
                                            -------------    ---------------
Total...................................    $  78,623,477    $   121,810,384
                                            =============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED DECEMBER 31,
                                       -----------------------------------------
                                          2002           2001           2000
                                       -----------    -----------    -----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................    $     9.68     $    14.18     $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.16)         (0.14)         (0.13)
    Net (loss) on securities (both
      realized and unrealized).....         (1.38)         (4.36)         (6.65)
                                       ----------     ----------     ----------
        Total from investment
          operations...............         (1.54)         (4.50)         (6.78)
Less distributions:
    From net investment income.....          0.00           0.00           0.00
    From net realized gains........          0.00           0.00          (1.97)
                                       ----------     ----------     ----------
        Total distributions........          0.00           0.00          (1.97)
Net Asset Value, end of year.......    $     8.14     $     9.68     $    14.18
                                       ==========     ==========     ==========
Total Return/Ratios
    Total return*..................        (15.91%)       (31.74%)       (29.61%)
    Net assets, end of period
      (000s).......................    $    9,422     $   14,033     $   36,353
    Net expenses to average net
      assets#,+....................          2.24%          1.87%          1.59%
    Gross expenses to average net
      assets#,+....................          2.24%          1.88%          1.61%
    Net investment (loss) to
      average net assets+..........         (0.80%)        (0.26%)        (0.80%)
    Portfolio turnover rate@.......           495%           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 2.27%. The gross expense ratio would have been 2.27%. The net investment
     (loss) ratio would have been (0.83%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED DECEMBER 31,
                                       -----------------------------------------
                                          2002           2001           2000
                                       -----------    -----------    -----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................    $     9.54     $    14.08     $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.29)         (0.18)         (0.23)
    Net (loss) on securities (both
      realized and unrealized).....         (1.30)         (4.36)         (6.65)
                                       ----------     ----------     ----------
        Total from investment
          operations...............         (1.59)         (4.54)         (6.88)
Less distributions:
    From net investment income.....          0.00           0.00           0.00
    From net realized gains........          0.00           0.00          (1.97)
                                       ----------     ----------     ----------
        Total distributions........          0.00           0.00          (1.97)
Net Asset Value, end of year.......    $     7.95     $     9.54     $    14.08
                                       ==========     ==========     ==========
Total Return/Ratios
    Total return*..................        (16.67%)       (32.24%)       (30.05%)
    Net assets, end of period
      (000s).......................    $   12,810     $   19,661     $   35,000
    Net expenses to average net
      assets#,+....................          3.09%          2.64%          2.35%
    Gross expenses to average net
      assets#,+....................          3.09%          2.66%          2.38%
    Net investment (loss) to
      average net assets+..........         (1.64%)        (1.06%)        (1.50%)
    Portfolio turnover rate@.......           495%           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 3.12%. The gross expense ratio would have been 3.12%. The net investment
     (loss) ratio would have been (1.67%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED DECEMBER 31,
                                       -----------------------------------------
                                          2002           2001           2000
                                       -----------    -----------    -----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................    $     9.52     $    14.06     $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.35)         (0.22)         (0.21)
    Net (loss) on securities (both
      realized and unrealized).....         (1.24)         (4.32)         (6.69)
                                       ----------     ----------     ----------
        Total from investment
          operations...............         (1.59)         (4.54)         (6.90)
Less distributions:
    From net investment income.....          0.00           0.00           0.00
    From net realized gains........          0.00           0.00          (1.97)
                                       ----------     ----------     ----------
        Total distributions........          0.00           0.00          (1.97)
Net Asset Value, end of year.......    $     7.93     $     9.52     $    14.06
                                       ==========     ==========     ==========
Total Return/Ratios
    Total return*..................        (16.70%)       (32.29%)       (30.13%)
    Net assets, end of period
      (000s).......................    $    5,268     $    8,928     $   17,925
    Net expenses to average net
      assets#,+....................          3.05%          2.65%          2.35%
    Gross expenses to average net
      assets#,+....................          3.06%          2.67%          2.38%
    Net investment (loss) to
      average net assets+..........         (1.58%)        (1.08%)        (1.50%)
    Portfolio turnover rate@.......           495%           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 3.07%. The gross expense ratio would have been 3.08%. The net investment
     (loss) ratio would have been (1.60%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------
                                2002           2001           2000           1999           1998
                             -----------    -----------    -----------    -----------    -----------
CLASS F SHARES
Net Asset Value,
  beginning of year......    $     9.67     $    14.17     $    22.93     $    14.93     $    13.64
Income from investment
  operations:
    Net investment income
      (loss).............         (0.23)         (0.22)         (0.19)         (0.11)          0.00
    Net gain (loss) on
      securities (both
      realized and
      unrealized)........         (1.31)         (4.28)         (6.60)         12.94           1.68
                             ----------     ----------     ----------     ----------     ----------
        Total from
          investment
          operations.....         (1.54)         (4.50)         (6.79)         12.83           1.68
Less distributions:
    From net investment
      income.............          0.00           0.00           0.00           0.00          (0.01)
    From net realized
      gains..............          0.00           0.00          (1.97)         (4.83)         (0.38)
                             ----------     ----------     ----------     ----------     ----------
        Total
         distributions...          0.00           0.00          (1.97)         (4.83)         (0.39)
Net Asset Value, end of
  year...................    $     8.13     $     9.67     $    14.17     $    22.93     $    14.93
                             ==========     ==========     ==========     ==========     ==========
Total Return/Ratios
    Total return.........        (15.93%)       (31.76%)       (29.65%)        87.44%         12.50%
    Net assets, end of
      period
      (000s).............    $   50,742     $   78,574     $  182,036     $  261,437     $  124,572
    Net expenses to
      average net
      assets#,+..........          2.18%          1.90%          1.59%          1.63%          1.52%
    Gross expenses to
      average net
      assets#,+..........          2.18%          1.92%          1.61%          1.64%          1.54%
    Net investment income
      (loss) to average
      net assets+........         (0.74%)        (0.30%)        (0.88%)        (0.91%)         0.09%
    Portfolio turnover
      rate@..............           495%           704%           535%           330%            34%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 2.21%. The gross expense ratio would have been 2.21%. The net investment
     (loss) ratio would have been (0.77%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS R SHARES
Net Asset Value, beginning of
 year..............................    $     9.56       $    14.22       $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.81)           (0.17)           (0.09)
    Net (loss) on securities (both
     realized and unrealized)......         (0.88)           (4.49)           (6.65)
                                       ----------       ----------       ----------
        Total from investment
         operations................         (1.69)           (4.66)           (6.74)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (1.97)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (1.97)
Net Asset Value, end of year.......    $     7.87       $     9.56       $    14.22
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return...................        (17.68%)         (32.77%)         (29.44%)
    Net assets, end of period
     (000s)........................    $       37       $       76       $      241
    Net expenses to average net
     assets#,+.....................          3.91%            1.84%            1.31%
    Gross expenses to average net
     assets#,+.....................          3.94%            1.86%            1.33%
    Net investment (loss) to
     average net assets+...........         (2.20%)          (0.08%)          (0.55%)
    Portfolio turnover rate@.......           495%             704%             535%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company and custodian for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.62% (2002) and 2.76%
     (2001). The gross expense ratios would have been 4.65% (2002) and 2.78%
     (2001). The net investment (loss) ratios would have been (2.91%) (2002) and (1.00%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................    $     9.50       $    14.14       $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.45)           (0.22)           (0.16)
    Net (loss) on securities (both
      realized and unrealized).....         (1.18)           (4.42)           (6.66)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (1.63)           (4.64)           (6.82)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (1.97)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (1.97)
Net Asset Value, end of year.......    $     7.87       $     9.50       $    14.14
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return*..................        (17.16%)         (32.82%)         (29.79%)
    Net assets, end of period
      (000s).......................    $      345       $      538       $      869
    Net expenses to average net
      assets#,+....................          4.03%            3.14%            1.84%
    Gross expenses to average net
      assets#,+....................          4.03%            3.16%            1.87%
    Net investment (loss) to
      average net assets+..........         (2.69%)          (1.60%)          (1.00%)
    Portfolio turnover rate@.......           495%             704%             535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 4.05%. The gross expense ratio would have been 4.05%. The net investment
     (loss) ratio would have been (2.71%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $25,029 and $4,433 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $224,196 and $5,550 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $81,988 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $170,154 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $27,873.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan,
Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $32,117, $43,051, $18,615, and $1,379, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $129,153, $55,844, $171,345, and $1,379, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003 at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,307, $16,057, $4,795, $33,182, $1,449, and $3,023, respectively, for state registration fees. During the year ended December 31, 2002, Class R shares were reimbursed $942, pursuant to the contractual limit on registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
   $1,325,305               $588,672             $(1,913,977)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 through 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $199,680,397
Post-October Capital Loss Deferral................  $ 1,210,495
Post-October Currency Loss Deferral...............  $     1,893
Federal Tax Cost..................................  $78,566,833
Unrealized Appreciation...........................  $ 2,817,130
Unrealized (Depreciation).........................  $(6,141,327)
Net (Depreciation)................................  $(3,324,197)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/02      12/31/01
                                          ------------  ------------
CLASS A
     Shares sold........................     5,383,012     7,835,388
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................    (5,673,919)   (8,949,882)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................      (290,907)   (1,114,494)
CLASS B
     Shares sold........................        41,666       275,907
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................      (489,773)     (701,640)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................      (448,107)     (425,733)
CLASS C
     Shares sold........................       481,390       499,926
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................      (754,486)     (837,777)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................      (273,096)     (337,851)
CLASS F
     Shares sold........................     9,855,244    12,306,091
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................   (11,734,716)  (17,033,169)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................    (1,879,472)   (4,727,078)
CLASS R
     Shares sold........................       315,313        57,835
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................      (318,502)      (66,841)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................        (3,189)       (9,006)
CLASS T
     Shares sold........................       371,045        99,814
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................      (383,873)     (104,598)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................       (12,828)       (4,784)

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings is subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough &
McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

Dreyfus Founders Passport Fund
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A Mellon Financial Company (SM)
2930 East Third Avenue
Denver, CO  80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2003

        (c) 2003 Founders Asset Management LLC, Broker-Dealer.

A-646-PAS-02

        Dreyfus Founders
        Passport Fund




        ANNUAL REPORT     December 31, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

Table of Contents

Management Overview                                                       3
Statement of Investments                                                 10
Statement of Assets and Liabilities                                      19
Statement of Operations                                                  21
Statements of Changes in Net Assets                                      22
Financial Highlights                                                     23
Notes to Financial Statements                                            29
Report of Independent Accountants                                        37
Your Board Representatives                                               38


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.



-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

Management Overview

A discussion with portfolio manager
Tracy Stouffer, CFA

How did the Fund perform relative to its benchmarks in 2002?

For the year, the Fund underperformed its benchmarks, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which returned -15.80% in 2002, and the MSCI World ex U.S. Small-Cap Index, which posted a -7.42% return for the same period.(1) (See pages 6 and 7 for the Fund's total returns and for a description of the MSCI World ex U.S. Index.)

What dynamics affected international small-cap stocks during the year?

The world presented an uncertain economic and geopolitical environment in 2002. Foreign markets were pulled down by the third year of declines in the U.S. markets. However, pockets of performance existed in 2002, largely in the world's emerging markets. For instance, Indonesia's stock market rose nearly 26% in U.S. dollar terms, and Thailand's gained 20%.(2) The Dreyfus Founders Passport Fund sought to capitalize on this, ending the period with 25% of assets in emerging markets, largely concentrated in Asia.

"After four years of restructuring following the Asian crisis, many economies in the emerging markets of Asia are relying more on domestic consumption and regional trade than on exports and foreign markets."

(1) The Morgan Stanley Capital International (MSCI) World ex-U.S. Small Cap Index is an average of the performance of selected foreign small-capitalization securities. Total return figures assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Historical returns beyond the one-year period are not currently available for this index.

(2) As measured by the Jakarta Composite Index and the Stock Exchange of Thailand Index, respectively.

Performance Highlights

- The global economy in 2002 was not kind to equity investors in the U.S. or elsewhere, particularly in the third quarter.

- The Fund's gold mining holdings boosted performance in 2002. Gold had an outstanding year, driven by a -12.8% decline in the U.S. dollar index.

- For 2003, we remain focused on companies in the Asia-ex Japan region, an area that analysts expect could generate up to one-third of global economic growth. Valuations in the region appear attractive on both a global and an historical basis, and growth in many of the region's economies could outpace developed-world economic growth.

The German Stock Index is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

The New York Board of Trade calculates the U.S. dollar index by averaging the exchange rates between the U.S. dollar and six other major world currencies in order to provide an indication of the international value of the U.S. dollar.

Many European markets in 2002 posted their worst performance since 1974, and during the third quarter, the German stock index-known as the DAX-had its worst quarter ever.(3)

The price of gold climbed steadily this year, as we saw a -12.8% decline in the U.S. dollar index and as uncertainties persisted with Iraqi disarmament.(4) The Fund's gold mining shares contributed strongly to 2002 performance, as gold rose throughout the year, hitting a new high late in the year. As a result, the Fund received a boost from its holdings of gold mining and exploration companies Glamis Gold Limited and Australia's Lihir Gold Limited.

Restructuring activity created investment prospects that offered attractively low valuations. This theme was one we followed throughout the period, not only in Japan and Korea, but also in Europe, in companies that were right-sizing internally. A number of the Fund's investments in Japan proved disappointing, but our corporate restructuring theme was an exception to this, turning up several strong performers in Japan and elsewhere. For instance, the share price of Brother Industries Limited, in Japan, reacted to a positive restructuring story during the year, as did Takara Company Limited, a Japanese toy company that delivered on a three-year turnaround effort. Takara created, and now manufactures and distributes the original Transformer toys. The company had several successful products in 2002 after an internal restructuring. Similarly, positions in T&S Stores PLC in the U.K. and La Rinascente SPA in Italy also added to Fund performance when takeovers boosted their share prices. In contrast, names in South Korea started out the year quite strongly, but later weakened as consumer credit concerns emerged and the North Korean nuclear threat heated up. Despite Germany's woes of high unemployment, stagnating growth and large declines in its equity markets, three of the Fund's holdings there did exceptionally well. Puma AG Rudolf Dassler Sport, an athletic goods manufacturer, underwent a management change, and subsequently began creating sneakers with an emphasis on fashion rather than athletic performance. The company appears to have found a real "sweet spot" in the market. Two German generic drug companies-Stada Arzneimittel AG and Schwarz Pharma-also contributed strong performance in 2002.


Largest Equity Holdings  (country of origin; ticker symbol)
        1.      Centerpulse  (Switzerland; CEP.N)                1.86%
        2.      Axfood AB  (Sweden; AXFO)                        1.64%
        3.      Mega Bloks, Inc. 144A  (Canada; MB.Z)            1.62%
        4.      BYD Company Limited  (China; 1211)               1.61%
        5.      Eniro AB  (Sweden; ENRO)                         1.54%
        6.      Capio AB  (Sweden; CAP)                          1.50%
        7.      HIT Entertainment 144A  (United Kingdom; HTE)    1.41%
        8.      Bulgari SPA  (Itlay; BUL)                        1.37%
        9.      Eldorado Gold Corporation  (Canada; ELD)         1.34%
        10.     Stagecoach Holdings PLC  (United Kingdom; SGC)   1.32%


Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

As the year progressed, we increased the Fund's exposure to emerging markets. For 2002, one of the Fund's top-performing countries was Thailand. There, a virtuous circle of rising corporate profitability has spurred higher employment, wages, consumption, investment, asset prices, and overall economic growth. The country is attracting significant investment in its auto industry, both for domestic purchase and for export. To us, the Asian domestic consumer theme is a very compelling story-one that is taking place throughout the Asia ex-Japan region.

Growth of $10,000 Investment

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on its inception date of 11/16/93 to a $10,000 investment made in an unmanaged securities index. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from November 30, 1993 through December 31, 2002. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

An unfortunate oil spill off the coast of Spain in the autumn served to create new investment opportunities for the Fund. Norway's Frontline, a shipping company, benefited from the European Union's acceleration of its ruling banning single-hulled oil tankers, which was the type that was invloved in the spill. With the youngest fleet and highest percentage of double-hulled tankers, Frontline was able to prosper from rising shipping rates, and its share price rose.

Average Annual Total Return as of 12/31/02

                                        Inception            1               5              10                Since
                                           Date             Year           Years           Years            Inception
Class A Shares
        With sales charge (5.75%)       12/31/99           (20.74%)          -               -                (27.52%)
        Without sales charge            12/31/99           (15.91%)          -               -                (26.07%)

Class B Shares
        With redemption*                12/31/99           (20.00%)          -               -                (27.28%)
        Without redemption              12/31/99           (16.67%)          -               -                (26.63%)

Class C Shares
        With redemption**               12/31/99           (17.53%)          -               -                (26.69%)
        Without redemption              12/31/99           (16.70%)          -               -                (26.69%)

Class F Shares                          11/16/93           (15.93%)        (3.17%)          n/a                 2.20%

Class R Shares                          12/31/99           (17.68%)          -               -                (26.91%)

Class T Shares
        With sales charge (4.50%)       12/31/99           (20.90%)          -               -                (28.00%)
        Without sales charge            12/31/99           (17.16%)          -               -                (26.89%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, an expense limit for Class R shares, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

As new double-hulled tanker orders were placed, we identified potential beneficiaries of the new E.U. ruling, including Korea's Samsung Heavy Industries and Daewoo Shipbuilding and Marine Engineering.

What challenges did the Fund face in 2002?

Unfortunately for Fund performance, a turnaround of the so-called TMT industries (composed of telecommunications-, media-, and technology-oriented companies) did not materialize in 2002. The Fund suffered losses in several of its telecommunications and media stocks in 2002. We initiated positions in these companies anticipating that they could benefit from a recovery that did not emerge.

In numerous sectors and in many regions, we found that analysts' earnings expectations in 2002 were often too high. Our fundamental research enabled us to avoid investing in many companies that were vulnerable to profit warnings during the year, but Australian stocks were the exception. A large number of profit warnings brought down the share prices of several of the Fund's holdings in Australia in the latter part of the year.

Portfolio Composition

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

We were also disappointed in the performance of one of the Fund's larger, long-time holdings, U.K.-based HIT Entertainment PLC 144A. We feel the company-which markets highly successful child-focused characters including Bob the Builder, Angelina Ballerina, and Barney-is executing its strategy well, but has been negatively burdened by investor sentiment and a return to a normal, rather than a premium, rating of its stock.

What is your outlook for 2003, and how are you positioning the Fund for the year ahead? In 2003, we expect to continue seeking pockets of strength in an otherwise turbulent macroeconomic and geopolitical environment. Some of the prospects we have identified include:

- beneficiaries of outsourcing-particularly from the shift from high-cost European manufacturing bases to lower-cost locations either in Eastern Europe, Asia or Latin America

- the beneficiaries of the World Trade Organization's admission of China, including the auto and textile industries

-   companies with pricing power, including mining and basic material stocks

As we scour the world for investment opportunities, our research emphasis continues to be placed on small international companies with annual growth rates of at least 20%, offered at reasonable prices.

Tracy Stouffer, CFA
Portfolio Manager

We were also disappointed in the performance of one of the Fund's larger, long-time holdings, U.K.-based HIT Entertainment PLC 144A. We feel the company-which markets highly successful child-focused characters including Bob the Builder, Angelina Ballerina, and Barney-is executing its strategy well, but has been negatively burdened by investor sentiment and a return to a normal, rather than a premium, rating of its stock.

What is your outlook for 2003, and how are you positioning the Fund for the year ahead? In 2003, we expect to continue seeking pockets of strength in an otherwise turbulent macroeconomic and geopolitical environment. Some of the prospects we have identified include:

- beneficiaries of outsourcing-particularly from the shift from high-cost European manufacturing bases to lower-cost locations either in Eastern Europe, Asia or Latin America

- the beneficiaries of the World Trade Organization's admission of China, including the auto and textile industries

-   companies with pricing power, including mining and basic material stocks

As we scour the world for investment opportunities, our research emphasis continues to be placed on small international companies with annual growth rates of at least 20%, offered at reasonable prices.

Tracy Stouffer, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                    MARKET VALUE

----------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-92.7%
ADVERTISING-0.9%
      21,625   Cario Communications SPA (IT).....................       $       453,830
      71,975   Havas Advertising SA (FR).........................               279,441
                                                                        ---------------
                                                                                733,271
                                                                        ---------------
AEROSPACE & DEFENSE-0.8%
     479,000   National Aerospace Fasteners Corporation (TW).....               410,532
      53,600   VT Group PLC (UK).................................               192,001
                                                                        ---------------
                                                                                602,533
                                                                        ---------------
AIR FREIGHT & LOGISTICS-1.0%
   1,044,000   Hainan Meilan Airport Company Limited 144A
               (CN)*+............................................               491,986
     462,800   Transmile Group Berhad (MA).......................               297,166
                                                                        ---------------
                                                                                789,152
                                                                        ---------------
AIRLINES-0.8%
     138,925   easyJet PLC (UK)*.................................               612,773
                                                                        ---------------
ALTERNATIVE CARRIERS-1.1%
     151,850   Equant NV (FR)*...................................               616,642
      21,975   PT Multimedia-Servicos de Telecomunicacoes e
               Multimedia
               SGPS SA (PT)*.....................................               231,049
                                                                        ---------------
                                                                                847,691
                                                                        ---------------
APPAREL RETAIL-1.3%
     853,500   Bossini International Holdings Limited (HK)*......                26,924
     190,525   Burberry Group PLC (UK)...........................               688,552
      23,882   Escada AG (GE)....................................               245,586
      10,575   New Look Group PLC 144A (UK)+.....................                40,516
                                                                        ---------------
                                                                              1,001,578
                                                                        ---------------
APPAREL, ACCESSORIES & LUXURY GOODS-1.4%
     227,675   Bulgari SPA (IT)..................................             1,079,844
                                                                        ---------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                    MARKET VALUE

----------------------------------------------------------------------------------------

APPLICATION SOFTWARE-1.5%
     311,450   Autonomy Corporation PLC (UK)*....................       $       877,395
     811,175   Intec Telecom Systems PLC (UK)*...................               261,164
                                                                        ---------------
                                                                              1,138,559
                                                                        ---------------
AUTO PARTS & EQUIPMENT-1.4%
     550,000   APM Automotive Holdings Berhad (MA)...............               440,000
     217,412   Cycle & Carriage Limited (SG).....................               426,175
      64,800   Thai Stanley Electric Public Company Limited
               (TH)..............................................               205,977
                                                                        ---------------
                                                                              1,072,152
                                                                        ---------------
AUTOMOBILE MANUFACTURERS-1.3%
     416,400   Aapico Hitech Public Company Limited (TH)*........               304,329
   2,018,000   PT Astra International Tbk (ID)*..................               710,246
                                                                        ---------------
                                                                              1,014,575
                                                                        ---------------
BANKS-1.5%
     118,400   Grupo Financiero Banorte SA de CV (MX)............               288,532
      84,900   Unibanco-Uniao de Bancos Brasileiros SA GDR
               (BR)..............................................               929,655
                                                                        ---------------
                                                                              1,218,187
                                                                        ---------------
BIOTECHNOLOGY-0.4%
   1,066,000   Global Bio-chem Technology Group Company Limited
               (HK)..............................................               283,642
                                                                        ---------------
BROADCASTING & CABLE TV-1.0%
      89,200   BEC World Public Company Limited (TH).............               422,200
      10,300   Modern Times Group MTG AB Class B (SW)*...........                83,338
      17,825   NRJ Group (FR)....................................               271,209
                                                                        ---------------
                                                                                776,747
                                                                        ---------------
BUILDING PRODUCTS-0.5%
      27,200   Oiles Corporation (JA)............................               396,528
                                                                        ---------------
CASINOS & GAMING-0.3%
      50,625   Paddy Power PLC (IE)..............................               269,858
                                                                        ---------------
COMPUTER HARDWARE-1.0%
      42,000   High Tech Computer Corporation (TW)...............               178,775
     354,000   Primax Electronics Limited (TW)...................               167,990
      63,000   Quanta Storage, Inc. (TW)*........................               422,174
                                                                        ---------------
                                                                                768,939
                                                                        ---------------
COMPUTER STORAGE & PERIPHERALS-1.3%
     331,250   Gemplus International SA (FR)*....................               347,587
   2,435,000   Jurong Technologies Industrial Corporation Limited
               (SG)..............................................               407,120
      33,625   M-Systems Flash Disk Pioneers Limited Sponsored
               ADR (IS)*.........................................               245,799
                                                                        ---------------
                                                                              1,000,506
                                                                        ---------------
* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR
RESALE.

 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                   MARKET VALUE

----------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING-0.8%
      82,550   Aktor SA Technical Company (GR)...................       $       498,938
     231,000   YTL Corporation Berhad (MA).......................               126,400
                                                                        ---------------
                                                                                625,338
                                                                        ---------------
CONSTRUCTION MATERIALS-0.5%
   1,240,000   Anhui Conch Cement Company Limited (CN)...........               417,393
                                                                        ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.5%
     108,490   Samsung Heavy Industries (KR)*....................               370,460
                                                                        ---------------
CONSUMER ELECTRONICS-0.4%
      16,670   LG Electronics Investment Limited (KR)............               188,338
     217,700   NXT PLC (UK)*.....................................               173,473
                                                                        ---------------
                                                                                361,811
                                                                        ---------------
DIVERSIFIED COMMERCIAL SERVICES-2.1%
     456,500   First Choice Holidays PLC (UK)....................               513,725
      19,650   Helphire Group PLC (UK)*..........................                55,673
      31,200   Sohgo Security Services Company Limited (JA)......               441,695
     889,000   Travelsky Technology Limited (CN).................               615,588
                                                                        ---------------
                                                                              1,626,681
                                                                        ---------------
DIVERSIFIED FINANCIAL SERVICES-2.8%
     277,253   Aberdeen Asset Management PLC (UK)................               316,886
      59,000   Close Brothers Group PLC (UK).....................               528,075
      18,900   D. Carnegie & Company AB (SW).....................               121,469
      28,550   ICAP PLC (UK).....................................               459,594
     603,375   Kiatnakin Finance Public Company Limited (TH).....               454,981
     362,725   Siam Panich Leasing Public Company Limited (TH)...               330,324
                                                                        ---------------
                                                                              2,211,329
                                                                        ---------------
DIVERSIFIED METALS & MINING-1.1%
     463,000   China Metal Products Company Limited (TW).........               403,477
   1,821,000   Jiangxi Copper Company Limited Class H (CN).......               226,504
      75,775   LionOre Mining International Limited (CA)*........               236,947
                                                                        ---------------
                                                                                866,928
                                                                        ---------------
ELECTRICAL COMPONENTS & EQUIPMENT-2.1%
     628,000   BYD Company Limited (CN)*.........................             1,264,311
     422,000   Seksun Corporation Limited (SG)...................               220,184
      17,900   SGL Carbon AG (GE)*...............................               148,384
                                                                        ---------------
                                                                              1,632,879
                                                                        ---------------


----------------------------------------------------------------------------------------
SHARES                                                                   MARKET VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.1%
     594,600   Chloride Group PLC (UK)...........................       $       301,512
      19,600   Creo, Inc. (CA)*..................................               159,549
      26,200   Enplas Corporation (JA)...........................               651,302
      26,490   Kumho Electric, Inc. (KR)*........................               364,055
      85,200   Perlos Oyj (FI)...................................               537,305
   1,731,000   QPL International Holdings Limited (HK)*..........               377,347
      85,125   Spectris PLC (UK).................................               387,804
     124,000   Synnex Technology International Corporation
               (TW)..............................................               187,230
      46,100   Yokowo Company Limited (JA).......................               250,565
                                                                        ---------------
                                                                              3,216,669
                                                                        ---------------
EMPLOYMENT SERVICES-0.4%
         167   Pasona, Inc. (JA)*................................               308,191
                                                                        ---------------
FOOD DISTRIBUTORS-0.3%
      40,000   Ezaki Glico Company Limited (JA)..................               231,229
                                                                        ---------------
FOOD RETAIL-1.6%
      69,400   Axfood AB (SW)....................................             1,290,303
                                                                        ---------------
FOOTWEAR-2.0%
     658,000   Asics Corporation (JA)*...........................               554,479
       6,600   Puma AG Rudolf Dassler Sport (GE).................               448,772
      18,300   Tod's SPA (IT)....................................               585,869
                                                                        ---------------
                                                                              1,589,120
                                                                        ---------------
GENERAL MERCHANDISE STORES-0.3%
       3,100   Don Quijote Company Limited (JA)..................               284,478
                                                                        ---------------
GOLD-3.0%
     803,325   Eldorado Gold Corporation (CA)*...................             1,052,591
     204,550   Emperor Mines Limited (AU)*.......................                87,538
     838,850   Lihir Gold Limited (AU)*..........................               680,187
     561,775   Wheaton River Minerals Limited (CA)*..............               522,730
                                                                        ---------------
                                                                              2,343,046
                                                                        ---------------
HEALTHCARE DISTRIBUTORS & SERVICES-1.5%
     149,400   Capio AB (SW)*....................................             1,183,088
                                                                        ---------------
HEALTHCARE EQUIPMENT-3.9%
       8,400   Centerpulse (SZ)..................................             1,464,092
       5,620   Centerpulse ADR (SZ)*.............................                97,282
      31,600   Getinge AB Class B (SW)...........................               645,542
      17,000   Radiometer AS (DE)................................               886,230
                                                                        ---------------
                                                                              3,093,146
                                                                        ---------------
* NON-INCOME PRODUCING.

 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                   MARKET VALUE

----------------------------------------------------------------------------------------

HEALTHCARE FACILITIES-1.7%
      20,675   Medidep SA (FR)*..................................       $       333,013
     597,378   NHP PLC (UK)*.....................................             1,028,006
                                                                        ---------------
                                                                              1,361,019
                                                                        ---------------
HIGHWAYS & RAILTRACKS-0.4%
   1,736,000   Shenzhen Expressway Company Limited (CN)..........               345,045
                                                                        ---------------
HOME IMPROVEMENT RETAIL-1.0%
   1,636,650   Home Product Center Public Company Limited
               (TH)*.............................................                87,339
      82,900   Rona, Inc. 144A (CA)*+............................               711,036
                                                                        ---------------
                                                                                798,375
                                                                        ---------------
HOMEBUILDING-1.4%
      33,000   Berkeley Group PLC (UK)...........................               316,613
   1,284,300   Lalin Property Public Company Limited (TH)*.......               782,201
                                                                        ---------------
                                                                              1,098,814
                                                                        ---------------
HOUSEHOLD APPLIANCES-0.4%
      41,000   Cleanup Corporation (JA)..........................               311,637
                                                                        ---------------
INDUSTRIAL MACHINERY-0.8%
      18,500   Saurer AG (SZ)*...................................               411,423
      12,800   Shima Seiki Manufacturing Limited (JA)............               268,577
                                                                        ---------------
                                                                                680,000
                                                                        ---------------
INTEGRATED OIL & GAS-1.8%
     301,450   Origin Energy Limited (AU)........................               629,754
     787,800   PTT Public Company Limited (TH)...................               772,263
                                                                        ---------------
                                                                              1,402,017
                                                                        ---------------
INTEGRATED TELECOMMUNICATION SERVICES-0.8%
      96,350   Kingston Communication (Hull) PLC (UK)............               104,695
  10,321,850   Telewest Communications PLC (UK)*.................               332,320
     109,000   Welldone Company (TW)*............................               206,903
                                                                        ---------------
                                                                                643,918
                                                                        ---------------
INTERNET RETAIL-1.0%
     211,890   Interpark Corporation (KR)*.......................               391,248
         581   Rakuten, Inc. (JA)*...............................               442,592
                                                                        ---------------
                                                                                833,840
                                                                        ---------------
INTERNET SOFTWARE & SERVICES-0.5%
      10,230   NHN Corporation (KR)..............................               383,824
                                                                        ---------------
IT CONSULTING & SERVICES-1.7%
     521,625   Comptel Oyj (FI)..................................               547,350
     155,875   LogicaCMG PLC (UK)................................               376,388
          88   Net One Systems Company Limited (JA)..............               374,484
                                                                        ---------------
                                                                              1,298,222
                                                                        ---------------


----------------------------------------------------------------------------------------
SHARES                                                                   MARKET VALUE

LEISURE FACILITIES-0.9%
         860   Taito Corporation (JA)............................       $       716,727
                                                                        ---------------
LEISURE PRODUCTS-3.1%
      82,750   lastminute.com PLC (UK)*..........................               136,327
       8,050   Mega Bloks, Inc. (CA)*............................               119,746
      85,575   Mega Bloks, Inc. 144A (CA)*+......................             1,272,954
      39,000   Takara Company Limited (JA).......................               341,788
      19,125   Zapf Creation AG (GE).............................               531,807
                                                                        ---------------
                                                                              2,402,622
                                                                        ---------------
LIFE & HEALTH INSURANCE-0.5%
      16,575   Industrial Alliance Life Insurance Company (CA)...               414,323
                                                                        ---------------
MARINE-3.1%
      91,400   Golar LNG Limited (NW)*...........................               560,712
     177,350   Hanjin Shipping Company Limited (KR)*.............               919,609
   1,756,000   Neptune Orient Lines Limited (SG)*................               931,404
                                                                        ---------------
                                                                              2,411,725
                                                                        ---------------
MARINE PORTS & SERVICES-0.3%
     174,225   Navigazione Montanari SPA (IT)....................               223,586
                                                                        ---------------
METAL & GLASS CONTAINERS-0.3%
     176,000   Taiwan Hon Chuan Enterprise Company Limited
               (TW)..............................................               227,276
                                                                        ---------------
MOVIES & ENTERTAINMENT-2.6%
     322,125   HIT Entertainment PLC 144A (UK)+..................             1,108,407
     502,000   Major Cineplex Group Public Company Limited
               (TH)*.............................................               943,434
                                                                        ---------------
                                                                              2,051,841
                                                                        ---------------
NETWORKING EQUIPMENT-0.0%
      78,900   BATM Advanced Communications Limited (IS)*........                19,052
                                                                        ---------------
OFFICE SERVICES & SUPPLIES-0.3%
      34,490   Baiksan OPC Company Limited (KR)*.................               199,778
                                                                        ---------------
OIL & GAS DRILLING-0.3%
       6,650   Precision Drilling Corporation (CA)*..............               214,469
                                                                        ---------------
OIL & GAS EQUIPMENT & SERVICES-2.2%
   2,076,000   China Oilfield Services Limited 144A (CN)*+.......               505,796
     270,475   John Wood Group PLC 144A (UK)+....................               699,917
      46,225   Tesco Corporation (CA)*...........................               547,748
                                                                        ---------------
                                                                              1,753,461
                                                                        ---------------
* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR
RESALE.

 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                   MARKET VALUE

----------------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.0%
      10,225   Bonavista Petroleum Limited (CA)*.................       $       220,318
     366,825   Canadian 88 Energy Corporation (CA)*..............               589,781
                                                                        ---------------
                                                                                810,099
                                                                        ---------------
OIL & GAS REFINING, MARKETING, & TRANSPORTATION-0.3%
     784,000   Sinopec Zhenhai Refining and Chemical Company
               Limited (CN)......................................               197,046
                                                                        ---------------
PACKAGED FOODS & MEATS-0.4%
      46,775   Viscofan, Industria Navarra de Envolturas
               Celulosicas SA (SP)...............................               317,560
                                                                        ---------------
PAPER PACKAGING-0.8%
      62,600   Industriforvaltnings Kinnevik AB B Shares (SW)....               625,044
                                                                        ---------------
PERSONAL PRODUCTS-1.4%
      14,925   Clarins (FR)......................................               665,595
      17,260   Milbon Company Limited (JA).......................               413,065
                                                                        ---------------
                                                                              1,078,660
                                                                        ---------------
PHARMACEUTICALS-1.5%
   2,580,000   China Pharmaceutical Enterprise and Investment
               Corporation
               Limited (CN)......................................               463,172
       8,390   Hanmi Pharmaceutical Industrial Company Limited
               (KR)..............................................               132,989
      15,125   Stada Arzneimittel AG (GE)........................               604,683
                                                                        ---------------
                                                                              1,200,844
                                                                        ---------------
PHOTOGRAPHIC PRODUCTS-1.1%
      29,770   Studio Alice Company Limited (JA).................               827,850
                                                                        ---------------
PRECIOUS METALS & MINERALS-0.3%
      89,000   Aur Resources, Inc. (CA)*.........................               209,007
                                                                        ---------------
PUBLISHING-3.2%
     146,350   Arnoldo Mondadori Editore SPA (IT)................               906,049
     191,300   Eniro AB (SW).....................................             1,207,522
      74,400   Future Network PLC (UK)*..........................                65,873
      29,750   Schibsted ASA (NW)................................               309,189
                                                                        ---------------
                                                                              2,488,633
                                                                        ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-2.6%
     471,850   Amata Corporation Public Company Limited (TH).....               208,008
     160,250   Central Pattana Public Company Limited NVDR
               (TH)*.............................................               200,777
      11,200   Eurocommercial Properties NV (NE).................               235,047
   2,385,000   Hemaraj Land and Development Public Company
               Limited (TH)*.....................................               276,682
      45,000   IGB Corporation Berhad (MA).......................                10,125
   2,149,900   Noble Development Public Company Limited (TH)*....               448,935
         512   RECRM Research Company Limited (JA)*..............               345,159
     478,499   SP Setia Berhad (MA)..............................               308,506
                                                                        ---------------
                                                                              2,033,239
                                                                        ---------------
REINSURANCE-1.3%
      21,400   Converium Holding AG (SZ)*........................             1,036,957
                                                                        ---------------


----------------------------------------------------------------------------------------
SHARES                                                                   MARKET VALUE

SEMICONDUCTORS-1.0%
   1,052,600   ARM Holdings PLC (UK)*............................       $       813,342
                                                                        ---------------
SPECIALTY CHEMICALS-0.6%
     100,250   Yule Catto & Company PLC (UK).....................               455,095
                                                                        ---------------
STEEL-1.1%
      21,950   IPSCO, Inc. (CA)..................................               219,667
      54,800   SSAB Svenskt Stal AB (SW).........................               647,791
                                                                        ---------------
                                                                                867,458
                                                                        ---------------
TELECOMMUNICATIONS EQUIPMENT-2.9%
      83,000   Allgon AB (SW)....................................               114,308
      51,350   Elcoteq Network (FI)..............................               581,931
       6,840   Ericsson SPA (IT).................................               143,547
     116,650   LGP Telecom Holding AB (SW).......................               476,598
   1,121,775   Spirent PLC 144A (UK)+............................               302,475
     594,475   TTP Communications PLC (UK)*......................               685,197
                                                                        ---------------
                                                                              2,304,056
                                                                        ---------------
TIRES & RUBBER-0.7%
     283,000   Toyo Tire & Rubber Company Limited (JA)...........               550,881
                                                                        ---------------
TRUCKING-1.3%
   2,189,650   Stagecoach Holdings PLC (UK)......................             1,039,837
                                                                        ---------------
WATER UTILITIES-0.4%
     527,000   Hyflux Limited (SG)...............................               337,256
                                                                        ---------------
WIRELESS TELECOMMUNICATION SERVICES-0.8%
     152,600   Tele Centro Oeste Celular Participacoes SA
               Sponsored ADR (BR)................................               610,400
                                                                        ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$75,671,956)...............................................            72,853,459
                                                                        ---------------

PREFERRED STOCKS (FOREIGN)-1.6%
INDUSTRIAL MACHINERY-0.1%
         875   Krones AG Preferred (GE)..........................                40,123
                                                                        ---------------
INTEGRATED TELECOMMUNICATION SERVICES-0.5%
     130,000   Brasil Telecom SA (BR)............................               429,661
                                                                        ---------------
* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR
RESALE.

 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                   MARKET VALUE

----------------------------------------------------------------------------------------

STEEL-1.0%
      35,800   Companhia Siderurgica de Tubarao (BR).............       $       404,520
     223,900   Usinas Siderurgicas de Minas Gerais SA (BR).......               414,911
                                                                        ---------------
                                                                                819,431
                                                                        ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$1,300,968)................................................             1,289,215
                                                                        ---------------

PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                       COST

----------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-1.4%
SPECIAL PURPOSE ENTITY-1.4%
$  1,100,000   Corporate Asset Funding Corporation
               1.25% 1/2/03......................................       $     1,099,962
                                                                        ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,099,962)......................................             1,099,962
                                                                        ---------------
TOTAL INVESTMENTS-95.7%
(TOTAL COST-$78,072,886).........................................            75,242,636
OTHER ASSETS AND LIABILITIES-4.3%................................             3,380,841
                                                                        ---------------
NET ASSETS-100.0%................................................       $    78,623,477
                                                                        ===============

 SEE NOTES TO FINANCIAL STATEMENTS.
   18

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost....................    $  78,072,886
                                                      -------------
Investment securities, at market..................       75,242,636
Cash..............................................          242,751
Foreign currency (cost $436,550)..................          463,549
Receivables:
  Investment securities sold......................        3,945,563
  Capital shares sold.............................           58,551
  Dividends and interest..........................           58,715
  From transfer agent.............................           52,415
Other assets......................................           67,141
                                                      -------------
    Total Assets..................................       80,131,321
                                                      -------------

LIABILITIES
Payables:
  Investment securities purchased.................           20,898
  Capital shares redeemed.........................        1,233,124
  Advisory fees...................................           71,186
  Shareholder servicing fees......................           13,329
  Accounting fees.................................            7,119
  Distribution fees...............................           33,266
  Custodian fees..................................           71,191
  Other...........................................           57,731
                                                      -------------
    Total Liabilities.............................        1,507,844
                                                      -------------
Net Assets........................................    $  78,623,477
                                                      =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002  (CONTINUED)

Net Assets--Class A...............................    $   9,421,990
Shares Outstanding--Class A.......................        1,158,150
Net Asset Value, Redemption Price Per Share.......    $        8.14
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...    $        8.64

Net Assets--Class B...............................    $  12,810,178
Shares Outstanding--Class B.......................        1,612,090
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        7.95

Net Assets--Class C...............................    $   5,267,552
Shares Outstanding--Class C.......................          664,336
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        7.93

Net Assets--Class F...............................    $  50,741,868
Shares Outstanding--Class F.......................        6,244,367
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        8.13

Net Assets--Class R...............................    $      37,207
Shares Outstanding--Class R.......................            4,730
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        7.87

Net Assets--Class T...............................    $     344,682
Shares Outstanding--Class T.......................           43,822
Net Asset Value, Redemption Price Per Share.......    $        7.87
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...    $        8.24

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.......................................    $      1,674,152
  Interest........................................              45,724
  Foreign taxes withheld..........................            (175,049)
                                                      ----------------
    Total Investment Income.......................           1,544,827
                                                      ----------------
Expenses:
  Advisory fees--Note 2...........................           1,067,385
  Shareholder servicing fees--Note 2..............             185,016
  Accounting fees--Note 2.........................              70,067
  Distribution fees--Note 2.......................             357,721
  Transfer agency fees--Note 2....................             184,914
  Registration fees--Note 2.......................              65,813
  Postage and mailing expenses....................              28,016
  Custodian fees and expenses--Note 2.............             446,177
  Printing expenses...............................              57,136
  Legal and audit fees............................              21,745
  Directors' fees and expenses....................              17,769
  Other expenses..................................             102,121
                                                      ----------------
    Total Expenses................................           2,603,880
    Earnings Credits..............................              (4,232)
    Reimbursed/Waived Expenses....................             (28,815)
    Expense Offset to Broker Commissions..........              (2,135)
                                                      ----------------
    Net Expenses..................................           2,568,698
                                                      ----------------
  Net Investment (Loss)...........................          (1,023,871)
                                                      ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions
(net of foreign taxes on Thailand investments of
$358,829).........................................         (12,001,838)
Net Realized (Loss) from Foreign Currency
Transactions......................................            (387,130)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency Translation...          (2,075,681)
                                                      ----------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions..................................         (14,464,649)
                                                      ----------------
Net (Decrease) in Net Assets Resulting from
Operations........................................    $    (15,488,520)
                                                      ================

Purchases of long-term securities.................    $    503,416,511
Proceeds from sales of long-term securities.......    $    538,927,582

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED         YEAR ENDED
                                              12/31/02           12/31/01
                                            -------------    ----------------
OPERATIONS
Net Investment (Loss)...................    $  (1,023,871)   $      (834,574)
Net Realized (Loss) from Security
  Transactions..........................      (12,001,838)       (71,375,941)
Net Realized (Loss) from Foreign
  Currency Transactions.................         (387,130)          (790,060)
Net Change in Unrealized
  Appreciation/Depreciation.............       (2,075,681)        (6,365,780)
                                            -------------    ---------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................      (15,488,520)       (79,366,355)
                                            -------------    ---------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................       50,430,851         85,010,060
  Class B...............................          391,779          3,545,519
  Class C...............................        4,684,798          5,455,210
  Class F...............................       92,121,343        134,494,356
  Class R...............................        3,139,336            805,807
  Class T...............................        3,559,032          1,031,539
                                            -------------    ---------------
                                              154,327,139        230,342,491
Cost of Shares Redeemed
  Class A...............................      (53,347,624)       (97,617,825)
  Class B...............................       (4,490,764)        (7,604,692)
  Class C...............................       (7,247,974)        (9,045,951)
  Class F...............................     (110,071,199)      (185,615,837)
  Class R...............................       (3,160,762)          (610,592)
  Class T...............................       (3,707,203)        (1,094,493)
                                            -------------    ---------------
                                             (182,025,526)      (301,589,390)
                                            -------------    ---------------
Net (Decrease) from Capital Share
  Transactions..........................      (27,698,387)       (71,246,899)
                                            -------------    ---------------
Net (Decrease) in Net Assets............      (43,186,907)      (150,613,254)

NET ASSETS
  Beginning of year.....................    $ 121,810,384    $   272,423,638
                                            -------------    ---------------
  End of year...........................    $  78,623,477    $   121,810,384
                                            =============    ===============
NET ASSETS CONSIST OF:
Capital (par value and paid-in
  surplus)..............................    $ 282,811,310    $   312,423,674
Accumulated undistributed net investment
  (loss)................................           (1,836)          (303,270)
Accumulated undistributed net realized
  (loss) from security transactions (net
  of foreign taxes on Thailand
  investments of $358,829 and $60,435,
  respectively).........................     (201,369,345)      (189,569,049)
Unrealized (depreciation) on investments
  and foreign currency translation......       (2,816,652)          (740,971)
                                            -------------    ---------------
Total...................................    $  78,623,477    $   121,810,384
                                            =============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED DECEMBER 31,
                                       -----------------------------------------
                                          2002           2001           2000
                                       -----------    -----------    -----------
CLASS A SHARES
Net Asset Value, beginning of
  year.............................    $     9.68     $    14.18     $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.16)         (0.14)         (0.13)
    Net (loss) on securities (both
      realized and unrealized).....         (1.38)         (4.36)         (6.65)
                                       ----------     ----------     ----------
        Total from investment
          operations...............         (1.54)         (4.50)         (6.78)
Less distributions:
    From net investment income.....          0.00           0.00           0.00
    From net realized gains........          0.00           0.00          (1.97)
                                       ----------     ----------     ----------
        Total distributions........          0.00           0.00          (1.97)
Net Asset Value, end of year.......    $     8.14     $     9.68     $    14.18
                                       ==========     ==========     ==========
Total Return/Ratios
    Total return*..................        (15.91%)       (31.74%)       (29.61%)
    Net assets, end of period
      (000s).......................    $    9,422     $   14,033     $   36,353
    Net expenses to average net
      assets#,+....................          2.24%          1.87%          1.59%
    Gross expenses to average net
      assets#,+....................          2.24%          1.88%          1.61%
    Net investment (loss) to
      average net assets+..........         (0.80%)        (0.26%)        (0.80%)
    Portfolio turnover rate@.......           495%           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 2.27%. The gross expense ratio would have been 2.27%. The net investment
     (loss) ratio would have been (0.83%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED DECEMBER 31,
                                       -----------------------------------------
                                          2002           2001           2000
                                       -----------    -----------    -----------
CLASS B SHARES
Net Asset Value, beginning of
  year.............................    $     9.54     $    14.08     $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.29)         (0.18)         (0.23)
    Net (loss) on securities (both
      realized and unrealized).....         (1.30)         (4.36)         (6.65)
                                       ----------     ----------     ----------
        Total from investment
          operations...............         (1.59)         (4.54)         (6.88)
Less distributions:
    From net investment income.....          0.00           0.00           0.00
    From net realized gains........          0.00           0.00          (1.97)
                                       ----------     ----------     ----------
        Total distributions........          0.00           0.00          (1.97)
Net Asset Value, end of year.......    $     7.95     $     9.54     $    14.08
                                       ==========     ==========     ==========
Total Return/Ratios
    Total return*..................        (16.67%)       (32.24%)       (30.05%)
    Net assets, end of period
      (000s).......................    $   12,810     $   19,661     $   35,000
    Net expenses to average net
      assets#,+....................          3.09%          2.64%          2.35%
    Gross expenses to average net
      assets#,+....................          3.09%          2.66%          2.38%
    Net investment (loss) to
      average net assets+..........         (1.64%)        (1.06%)        (1.50%)
    Portfolio turnover rate@.......           495%           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 3.12%. The gross expense ratio would have been 3.12%. The net investment
     (loss) ratio would have been (1.67%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED DECEMBER 31,
                                       -----------------------------------------
                                          2002           2001           2000
                                       -----------    -----------    -----------
CLASS C SHARES
Net Asset Value, beginning of
  year.............................    $     9.52     $    14.06     $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.35)         (0.22)         (0.21)
    Net (loss) on securities (both
      realized and unrealized).....         (1.24)         (4.32)         (6.69)
                                       ----------     ----------     ----------
        Total from investment
          operations...............         (1.59)         (4.54)         (6.90)
Less distributions:
    From net investment income.....          0.00           0.00           0.00
    From net realized gains........          0.00           0.00          (1.97)
                                       ----------     ----------     ----------
        Total distributions........          0.00           0.00          (1.97)
Net Asset Value, end of year.......    $     7.93     $     9.52     $    14.06
                                       ==========     ==========     ==========
Total Return/Ratios
    Total return*..................        (16.70%)       (32.29%)       (30.13%)
    Net assets, end of period
      (000s).......................    $    5,268     $    8,928     $   17,925
    Net expenses to average net
      assets#,+....................          3.05%          2.65%          2.35%
    Gross expenses to average net
      assets#,+....................          3.06%          2.67%          2.38%
    Net investment (loss) to
      average net assets+..........         (1.58%)        (1.08%)        (1.50%)
    Portfolio turnover rate@.......           495%           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 3.07%. The gross expense ratio would have been 3.08%. The net investment
     (loss) ratio would have been (1.60%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------
                                2002           2001           2000           1999           1998
                             -----------    -----------    -----------    -----------    -----------
CLASS F SHARES
Net Asset Value,
  beginning of year......    $     9.67     $    14.17     $    22.93     $    14.93     $    13.64
Income from investment
  operations:
    Net investment income
      (loss).............         (0.23)         (0.22)         (0.19)         (0.11)          0.00
    Net gain (loss) on
      securities (both
      realized and
      unrealized)........         (1.31)         (4.28)         (6.60)         12.94           1.68
                             ----------     ----------     ----------     ----------     ----------
        Total from
          investment
          operations.....         (1.54)         (4.50)         (6.79)         12.83           1.68
Less distributions:
    From net investment
      income.............          0.00           0.00           0.00           0.00          (0.01)
    From net realized
      gains..............          0.00           0.00          (1.97)         (4.83)         (0.38)
                             ----------     ----------     ----------     ----------     ----------
        Total
         distributions...          0.00           0.00          (1.97)         (4.83)         (0.39)
Net Asset Value, end of
  year...................    $     8.13     $     9.67     $    14.17     $    22.93     $    14.93
                             ==========     ==========     ==========     ==========     ==========
Total Return/Ratios
    Total return.........        (15.93%)       (31.76%)       (29.65%)        87.44%         12.50%
    Net assets, end of
      period
      (000s).............    $   50,742     $   78,574     $  182,036     $  261,437     $  124,572
    Net expenses to
      average net
      assets#,+..........          2.18%          1.90%          1.59%          1.63%          1.52%
    Gross expenses to
      average net
      assets#,+..........          2.18%          1.92%          1.61%          1.64%          1.54%
    Net investment income
      (loss) to average
      net assets+........         (0.74%)        (0.30%)        (0.88%)        (0.91%)         0.09%
    Portfolio turnover
      rate@..............           495%           704%           535%           330%            34%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 2.21%. The gross expense ratio would have been 2.21%. The net investment
     (loss) ratio would have been (0.77%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS R SHARES
Net Asset Value, beginning of
 year..............................    $     9.56       $    14.22       $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.81)           (0.17)           (0.09)
    Net (loss) on securities (both
     realized and unrealized)......         (0.88)           (4.49)           (6.65)
                                       ----------       ----------       ----------
        Total from investment
         operations................         (1.69)           (4.66)           (6.74)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (1.97)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (1.97)
Net Asset Value, end of year.......    $     7.87       $     9.56       $    14.22
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return...................        (17.68%)         (32.77%)         (29.44%)
    Net assets, end of period
     (000s)........................    $       37       $       76       $      241
    Net expenses to average net
     assets#,+.....................          3.91%            1.84%            1.31%
    Gross expenses to average net
     assets#,+.....................          3.94%            1.86%            1.33%
    Net investment (loss) to
     average net assets+...........         (2.20%)          (0.08%)          (0.55%)
    Portfolio turnover rate@.......           495%             704%             535%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company and custodian for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.62% (2002) and 2.76%
     (2001). The gross expense ratios would have been 4.65% (2002) and 2.78%
     (2001). The net investment (loss) ratios would have been (2.91%) (2002) and (1.00%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                  YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------
                                          2002             2001             2000
                                       -----------      -----------      -----------
CLASS T SHARES
Net Asset Value, beginning of
  year.............................    $     9.50       $    14.14       $    22.93
Income from investment operations:
    Net investment (loss)..........         (0.45)           (0.22)           (0.16)
    Net (loss) on securities (both
      realized and unrealized).....         (1.18)           (4.42)           (6.66)
                                       ----------       ----------       ----------
        Total from investment
          operations...............         (1.63)           (4.64)           (6.82)
Less distributions:
    From net investment income.....          0.00             0.00             0.00
    From net realized gains........          0.00             0.00            (1.97)
                                       ----------       ----------       ----------
        Total distributions........          0.00             0.00            (1.97)
Net Asset Value, end of year.......    $     7.87       $     9.50       $    14.14
                                       ==========       ==========       ==========
Total Return/Ratios
    Total return*..................        (17.16%)         (32.82%)         (29.79%)
    Net assets, end of period
      (000s).......................    $      345       $      538       $      869
    Net expenses to average net
      assets#,+....................          4.03%            3.14%            1.84%
    Gross expenses to average net
      assets#,+....................          4.03%            3.16%            1.87%
    Net investment (loss) to
      average net assets+..........         (2.69%)          (1.60%)          (1.00%)
    Portfolio turnover rate@.......           495%             704%             535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 4.05%. The gross expense ratio would have been 4.05%. The net investment
     (loss) ratio would have been (2.71%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $25,029 and $4,433 in sales commissions from the sale of Class A and Class T shares, respectively. DSC also retained $224,196 and $5,550 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $81,988 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002, to December 31, 2002, the Fund was charged $170,154 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

  The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $27,873.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan,
Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $32,117, $43,051, $18,615, and $1,379, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, this fee was increased to 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $129,153, $55,844, $171,345, and $1,379, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003 at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,307, $16,057, $4,795, $33,182, $1,449, and $3,023, respectively, for state registration fees. During the year ended December 31, 2002, Class R shares were reimbursed $942, pursuant to the contractual limit on registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
   $1,325,305               $588,672             $(1,913,977)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 through 2010. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $199,680,397
Post-October Capital Loss Deferral................  $ 1,210,495
Post-October Currency Loss Deferral...............  $     1,893
Federal Tax Cost..................................  $78,566,833
Unrealized Appreciation...........................  $ 2,817,130
Unrealized (Depreciation).........................  $(6,141,327)
Net (Depreciation)................................  $(3,324,197)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/02      12/31/01
                                          ------------  ------------
CLASS A
     Shares sold........................     5,383,012     7,835,388
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed....................    (5,673,919)   (8,949,882)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................      (290,907)   (1,114,494)
CLASS B
     Shares sold........................        41,666       275,907
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................      (489,773)     (701,640)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................      (448,107)     (425,733)
CLASS C
     Shares sold........................       481,390       499,926
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................      (754,486)     (837,777)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................      (273,096)     (337,851)
CLASS F
     Shares sold........................     9,855,244    12,306,091
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................   (11,734,716)  (17,033,169)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................    (1,879,472)   (4,727,078)
CLASS R
     Shares sold........................       315,313        57,835
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................      (318,502)      (66,841)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................        (3,189)       (9,006)
CLASS T
     Shares sold........................       371,045        99,814
     Shares issued for dividends
       reinvested.......................             0             0
     Shares redeemed ...................      (383,873)     (104,598)
     NET (DECREASE) IN SHARES
       OUTSTANDING......................       (12,828)       (4,784)

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings is subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough &
McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                        For More Information


                                DREYFUS FOUNDERS
                                PASSPORT FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2003 Dreyfus Service Corporation                            281AR1202

Annual Report

Dreyfus Founders
Worldwide Growth Fund
Investment Update
December 31, 2002

Table of Contents

Management Overview                                                          3
Statement of Investments                                                    10
Statement of Assets and Liabilities                                         16
Statement of Operations                                                     18
Statements of Changes in Net Assets                                         19
Financial Highlights                                                        20
Notes to Financial Statements                                               26
Report of Independent Accountants                                           34
Your Board Representatives                                                  35

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Management Overview

A discussion with co-portfolio managers
A. Edward Allinson, CFA and John Jares, CFA

How did the Fund perform relative to its benchmark in 2002?

2002 was a challenging year for investors, as equities declined around the globe. International equity indexes fell less than the major U.S.-based markets-the Morgan Stanley Capital International (MSCI) World Index and the Standard & Poor's (S&P) 500 Index returned -19.89% and -22.10%, respectively.(1) However, the second half of the year was much weaker than the first for international markets.

In the U.S. and elsewhere, fears over a war with Iraq surfaced in the second quarter. By the beginning of the second half of 2002, it became clear that the economic environment was deteriorating. The heightened uncertainty over military conflict combined with a weak economy to create an environment in which companies were reluctant to spend and investors were unwilling to take valuation risk.

In this environment, the Dreyfus Founders Worldwide Growth Fund underperformed its benchmark for the year. (See pages 6 and 7 for the Fund's total returns and for a description of the MSCI World Index.)

"Using our bottom-up approach to stock selection, we expect to continue positioning the Fund for an economic recovery in 2003. We expect the U.S. economy to begin to repair itself."

The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

Performance Highlights

- The Fund underperformed its benchmark, the MSCI World Index, in 2002. Both the benchmark and the Fund struggled in the difficult second half of the year.

- In the healthcare and consumer staples areas, the Fund saw weak performance. U.S., U.K. and Japanese holdings also hurt returns in 2002.

- Throughout the year, the Fund was positioned for an economic rebound and renewed corporate spending. It included many technology stocks that disappointed when the recovery and spending did not materialize.

- Currency movements aided returns, as the Fund typically does not hedge its currencies.

What broad market factors affected the Fund's performance most?

In early 2002, several factors combined to create what appeared to be a favorable environment for equities. For instance, in the closely watched U.S. economy, GDP growth was in the 3% range; globally, inflation and interest rates remained under control; and U.S. unemployment was below 6%. Historically we have seen stocks respond positively in similar environments; however, growth-oriented issues, which the Fund seeks, suffered significantly in the investment environment that actually prevailed. The Fund's holdings in information technology and healthcare were the poorest performers, on both an absolute basis and relative to the Index. One such stock-specific disappointment, and the Fund's worst performer in 2002, was Brocade Communications Systems, Inc. Brocade pre-announced that it would not meet Street analysts' profit forecasts for the three months ending in October, and this-coupled with the deterioration in Brocade's quality of earnings and competitive position-further damaged the company's share price. On a brighter note, the appreciation of the Yen and the Euro vis-a-vis the U.S. dollar helped Fund returns. On average, the Fund held nearly 7% in Japanese equities and about 16% in Euro-denominated stocks during 2002.

Ed, how did you position the international portion of the Fund when you assumed portfolio management responsibility in April?

The changes that the team and I made to the international portion of the portfolio involved repositioning and focusing the holdings. I was familiar with many of the names the Fund held, as I have managed large-cap international funds in the past, and I increased several of the Fund's existing positions. I liquidated other holdings to make room for companies that better reflected my approach. I focus on globally dominant companies that have dynamic leadership, a proven platform, financial strength, and brand power. We refer to these companies as the "best of breed," often the leaders in their individual markets.

My approach is to manage a relatively concentrated portfolio. After reviewing existing holdings, I reduced the total number of international positions in the Fund. Additionally, John and I positioned the Fund to be regionally neutral, meaning the Fund's country exposure was typically within a few percentage points of its benchmark.

What hindered performance in 2002 at a stock, sector or country level?

Many companies in the healthcare sector struggled in 2002 due to a consistently difficult regulatory environment, a vacancy at the U.S. Food and Drug Administration's top level, competition from generic drugs, and legislative objections to proposed price increases. Several of the companies the Fund did hold hurt returns.


Largest Equity Holdings  (ticker symbol)
       1.         General Electric Company  (GE)                      2.13%
       2.         Forest Laboratories, Inc.  (FRX)                    2.09%
       3.         Pfizer, Inc.  (PFE)                                 1.91%
       4.         3M Company  (MMM)                                   1.73%
       5.         Comcast Corporation Special Class A  (CMCSK)        1.69%
       6.         Clear Channel Communications, Inc.  (CCU)           1.65%
       7.         Citigroup, Inc.  (C)                                1.62%
       8.         Abbott Laboratories  (ABT)                          1.61%
       9.         Boston Scientific Corporation  (BSX)                1.53%
       10.        Johnson & Johnson  (JNJ)                            1.47%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

One example was the Fund's position in Ireland's flan Corporation PLC. The company's share price was hit by regulatory setbacks on products in its development pipeline, and-more significantly-by charges of corporate malfeasance. The company allegedly followed aggressive accounting practices, and had off-balance sheet investments and liabilities that were larger than those it had revealed to the investment community. flan was one of the Fund's weakest performers in 2002.

Like the Fund's healthcare holdings, its technology-related stocks hindered performance. The Fund was positioned for an economic rebound, so held many stocks in this area. One example was Flextronics International Limited ADR, a Singapore-based company that provides advanced electronics manufacturing services. Its customers are concentrated in the telecommunications and consumer areas. Flextronics and the Fund's other technology-oriented holdings suffered in 2002 when the anticipated U.S. economic recovery faded.

What management decisions had a positive impact on results?

The Fund benefited from the Yen's strength, as the Fund is denominated in U.S. dollars and typically does not engage in currency hedging. Fast Retailing Company Limited-often referred to as "the Gap of Japan"-is one example of a strong-performing Japanese holding. The company markets a casual line of basic men and women's apparel, and has a unique business model. The management team has sidestepped the hugely inefficient, expensive and traditional Japanese retail supply chain, instead manufacturing its apparel in China and buying raw materials in hedged U.S. dollars.

Growth of $10,000 Investment

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/92 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares.

Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02

                                               INCEPTION         1                5       10        SINCE
                                                 DATE          YEAR             YEARS    YEARS     INCEPTION
Class A Shares
           With sales charge (5.75%)           12/31/99       (33.01%)            -        -       (27.03%)
           Without sales charge                12/31/99       (28.95%)            -        -       (25.58%)
Class B Shares
           With redemption*                    12/31/99       (32.33%)            -        -       (26.71%)
           Without redemption                  12/31/99       (29.51%)            -        -       (26.12%)
Class C Shares
           With redemption**                   12/31/99       (30.51%)            -        -       (26.60%)
           Without redemption                  12/31/99       (29.81%)            -        -       (26.60%)
Class F Shares                                 12/31/89       (28.92%)        (7.58%)   2.67%        5.06%
Class R Shares                                 12/31/99       (28.54%)            -        -       (25.21%)
Class T Shares
           With sales charge (4.50%)           12/31/99       (34.25%)            -        -       (27.96%)
           Without sales charge                12/31/99       (31.15%)            -        -       (26.84%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund also received a boost from its holding of the U.K.'s Vodafone Group PLC and India's Satyam Computer Services Limited. Vodafone's shares benefited from the broad-based rally in tech- and telecom-related stocks. More importantly, it showed a stabilization in its average revenue per user (ARPU) and operating margins in 2002, as management attention shifted to driving cash flow and profitability. Satyam demonstrated strong sales growth in 2002, the beneficiary of an acceleration of offshore software development and implementation projects. Satyam is one of a handful of companies that we see tapping the Indian pool of information technology (IT) professionals, who typically work for about one-third of the cost of their developed-country peers. From an investment perspective, we believe that the India-based IT services trend is just beginning and that many investment opportunities in this area appear attractively valued.

Unlike many of the Fund's healthcare-related names, holdings in biotechnology companies such as Amgen, Inc., and a position in generic drug manufacturer Forest Laboratories, Inc., added positive performance to the Fund. We added Forest Laboratories to the portfolio mid-year and it was the Fund's top performer in 2002. The company is moving further into the branded prescription and non-prescription drug market with Lexapro, its follow-up to Celexa, a blockbuster product that expanded the market for depression treatments.

Portfolio Composition

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year. This cushioned returns more than any single sector we invested in, and from country perspective, was second only to South Korea in contribution to return. We prefer to keep the Fund fully invested, with cash in the 5-10% range, and will continue to seek investment opportunities that allow us to put the Fund's cash to work.

What is your outlook for 2003, and what strategy do you expect to employ?

Using our bottom-up approach to stock selection, we expect to continue positioning the Fund for an economic recovery in 2003. We expect the U.S. economy to begin to repair itself. The situation in Iraq is tenuous, and while a short-term action would be positive for the stock market, a long-term engagement could have the opposite effect. Additional factors pointing to such a rebound include attractive valuations overseas; a continuation of the favorable currency situation relative to the U.S. dollar; comparatively healthy consumer spending trends, particularly in the U.K.; and the absence of a sharp upward move in unemployment. We are also encouraged by the widespread expectation for lower interest rates abroad, particularly in Europe. Whatever the year ahead brings, we will continue to search out companies that we believe are "best of breed." Our research-driven approach includes extensive financial modeling and frequent interaction with company management. We expect a more rational investment environment to prevail in 2003, which highlights the importance of our company-by-company research and analysis. With this strategy and process in place, we feel prepared for the investing challenges 2003 is likely to present.

A. Edward Allinson, CFA    John B. Jares, CFA
Co-Portfolio Manager       Co-Portfolio Manager

Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year. This cushioned returns more than any single sector we invested in, and from country perspective, was second only to South Korea in contribution to return. We prefer to keep the Fund fully invested, with cash in the 5-10% range, and will continue to seek investment opportunities that allow us to put the Fund's cash to work.

What is your outlook for 2003, and what strategy do you expect to employ?

Using our bottom-up approach to stock selection, we expect to continue positioning the Fund for an economic recovery in 2003. We expect the U.S. economy to begin to repair itself. The situation in Iraq is tenuous, and while a short-term action would be positive for the stock market, a long-term engagement could have the opposite effect. Additional factors pointing to such a rebound include attractive valuations overseas; a continuation of the favorable currency situation relative to the U.S. dollar; comparatively healthy consumer spending trends, particularly in the U.K.; and the absence of a sharp upward move in unemployment. We are also encouraged by the widespread expectation for lower interest rates abroad, particularly in Europe. Whatever the year ahead brings, we will continue to search out companies that we believe are "best of breed." Our research-driven approach includes extensive financial modeling and frequent interaction with company management. We expect a more rational investment environment to prevail in 2003, which highlights the importance of our company-by-company research and analysis. With this strategy and process in place, we feel prepared for the investing challenges 2003 is likely to present.

A. Edward Allinson, CFA    John B. Jares, CFA
Co-Portfolio Manager       Co-Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-51.6%
AIRLINES-0.8%
    49,475  Delta Air Lines, Inc........................................  $   598,637
                                                                          -----------
APPLICATION SOFTWARE-1.1%
    45,925  PeopleSoft, Inc.*...........................................      840,428
                                                                          -----------
BANKS-2.2%
    12,050  Bank of America Corporation.................................      838,319
     2,512  Fifth Third Bancorp.........................................      147,078
    14,575  Wells Fargo & Company.......................................      683,130
                                                                          -----------
                                                                            1,668,527
                                                                          -----------
BIOTECHNOLOGY-1.4%
    11,325  Amgen, Inc.*................................................      547,451
    15,025  Genentech, Inc.*............................................      498,229
                                                                          -----------
                                                                            1,045,680
                                                                          -----------
BROADCASTING & CABLE TV-3.8%
    33,750  Clear Channel Communications, Inc.*.........................    1,258,538
    57,025  Comcast Corporation Special Class A*........................    1,288,195
    13,375  Cox Communications, Inc.*...................................      379,850
                                                                          -----------
                                                                            2,926,583
                                                                          -----------
CASINOS & GAMING-1.2%
    29,125  Mandalay Resort Group*......................................      891,516
                                                                          -----------
COMPUTER & ELECTRONICS RETAIL-0.4%
    13,962  Best Buy Company, Inc.*.....................................      337,182
                                                                          -----------
COMPUTER HARDWARE-1.1%
    11,475  Dell Computer Corporation*..................................      306,842
     6,800  International Business Machines Corporation.................      527,000
                                                                          -----------
                                                                              833,842
                                                                          -----------
DATA PROCESSING SERVICES-0.8%
    17,100  First Data Corporation......................................      605,511
                                                                          -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES-3.5%
    35,158  Citigroup, Inc..............................................  $ 1,237,210
     5,425  Freddie Mac.................................................      320,346
     8,075  Goldman Sachs Group, Inc....................................      549,908
    43,575  Stilwell Financial, Inc.....................................      569,525
                                                                          -----------
                                                                            2,676,989
                                                                          -----------
GAS UTILITIES-1.0%
    18,075  Kinder Morgan, Inc..........................................      764,030
                                                                          -----------
GENERAL MERCHANDISE STORES-1.2%
    19,025  Wal-Mart Stores, Inc........................................      960,953
                                                                          -----------
HEALTHCARE EQUIPMENT-1.5%
    27,450  Boston Scientific Corporation*..............................    1,167,174
                                                                          -----------
HEALTHCARE FACILITIES-0.7%
    12,100  HCA, Inc....................................................      502,150
                                                                          -----------
HOUSEHOLD PRODUCTS-1.7%
    10,625  Colgate-Palmolive Company...................................      557,069
     8,975  Procter & Gamble Company....................................      771,312
                                                                          -----------
                                                                            1,328,381
                                                                          -----------
INDUSTRIAL CONGLOMERATES-3.9%
    10,700  3M Company..................................................    1,319,310
    66,775  General Electric Company....................................    1,625,971
                                                                          -----------
                                                                            2,945,281
                                                                          -----------
INDUSTRIAL GASES-0.6%
     7,700  Praxair, Inc................................................      444,829
                                                                          -----------
INDUSTRIAL MACHINERY-1.0%
    11,675  Illinois Tool Works, Inc....................................      757,241
                                                                          -----------
LEISURE FACILITIES-0.8%
    34,925  Royal Caribbean Cruises Limited.............................      583,248
                                                                          -----------
LEISURE PRODUCTS-0.2%
     8,325  Mattel, Inc.................................................      159,424
                                                                          -----------
MANAGED HEALTHCARE-1.2%
    22,050  Caremark Rx, Inc.*..........................................      358,313
     6,950  UnitedHealth Group, Inc.....................................      580,325
                                                                          -----------
                                                                              938,638
                                                                          -----------
MOVIES & ENTERTAINMENT-1.2%
    22,500  AOL Time Warner, Inc.*......................................      294,750
    14,875  Viacom, Inc. Class B*.......................................      606,305
                                                                          -----------
                                                                              901,055
                                                                          -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

NETWORKING EQUIPMENT-0.6%
    34,075  Cisco Systems, Inc.*........................................  $   446,383
                                                                          -----------
OIL & GAS DRILLING-0.4%
     8,300  Nabors Industries Limited*..................................      292,741
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES-1.1%
    25,850  Smith International, Inc.*..................................      843,227
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION-0.4%
     6,425  Anadarko Petroleum Corporation..............................      307,758
                                                                          -----------
PERSONAL PRODUCTS-0.7%
    20,050  Estee Lauder Companies, Inc. Class A........................      529,320
                                                                          -----------
PHARMACEUTICALS-7.8%
    30,750  Abbott Laboratories.........................................    1,230,000
    16,225  Forest Laboratories, Inc.*..................................    1,593,620
    20,875  Johnson & Johnson...........................................    1,121,196
     9,275  Merck & Company, Inc........................................      525,058
    47,512  Pfizer, Inc.................................................    1,452,442
                                                                          -----------
                                                                            5,922,316
                                                                          -----------
RAILROADS-1.1%
    14,250  Union Pacific Corporation...................................      853,148
                                                                          -----------
SEMICONDUCTOR EQUIPMENT-0.7%
    10,875  KLA-Tencor Corporation*.....................................      384,649
     6,250  Novellus Systems, Inc.*.....................................      175,500
                                                                          -----------
                                                                              560,149
                                                                          -----------
SEMICONDUCTORS-1.0%
    35,175  Broadcom Corporation*.......................................      529,736
    17,525  Intel Corporation...........................................      272,864
                                                                          -----------
                                                                              802,600
                                                                          -----------
SOFT DRINKS-1.0%
    16,650  Coca-Cola Company...........................................      729,603
                                                                          -----------
SPECIALTY STORES-1.0%
    27,175  Office Depot, Inc.*.........................................      401,103
    15,000  Tiffany & Company...........................................      358,650
                                                                          -----------
                                                                              759,753
                                                                          -----------
STEEL-0.8%
    14,075  Nucor Corporation...........................................      581,298
                                                                          -----------
SYSTEMS SOFTWARE-3.2%
    14,175  Adobe Systems, Inc..........................................      353,099
    16,575  Microsoft Corporation*......................................      856,928
    75,100  Oracle Corporation*.........................................      811,080
    27,100  VERITAS Software Corporation*...............................      423,302
                                                                          -----------
                                                                            2,444,409
                                                                          -----------

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-0.5%
     9,800  QUALCOMM, Inc.*.............................................  $   356,622
                                                                          -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$39,814,708)......................................................   39,306,626
                                                                          -----------

COMMON STOCKS (FOREIGN)-42.7%
AIR FREIGHT & LOGISTICS-0.8%
    54,950  Exel PLC (UK)...............................................      608,590
                                                                          -----------
APPAREL RETAIL-1.2%
    25,300  Fast Retailing Company Limited (JA).........................      891,160
                                                                          -----------
AUTOMOBILE MANUFACTURERS-0.5%
    10,300  Honda Motor Company Limited (JA)............................      381,031
                                                                          -----------
BANKS-6.4%
    75,250  Barclays PLC (UK)...........................................      466,376
    14,125  BNP Paribas SA (FR).........................................      575,523
    30,550  Credit Suisse Group (SZ)*...................................      662,834
    56,500  HSBC Holdings PLC (UK)......................................      624,392
    38,600  Lloyds TSB Group PLC (UK)...................................      277,135
        83  Mitsubishi Tokyo Financial Group, Inc. (JA).................      451,125
    16,450  Royal Bank of Scotland Group PLC (UK).......................      394,037
    76,025  Standard Chartered PLC (UK).................................      864,032
    11,300  UBS AG (SZ).................................................      549,186
                                                                          -----------
                                                                            4,864,640
                                                                          -----------
BREWERS-1.0%
    19,525  Heineken NV (NE)............................................      762,151
                                                                          -----------
CONSUMER ELECTRONICS-2.6%
    29,325  Koninklijke (Royal) Philips Electronics NV (NE).............      513,880
     6,700  Nintendo Company Limited (JA)...............................      626,131
    20,200  Sony Corporation (JA).......................................      844,291
                                                                          -----------
                                                                            1,984,302
                                                                          -----------
DISTILLERS & VINTNERS-1.1%
    78,875  Diageo PLC (UK).............................................      857,061
                                                                          -----------
DIVERSIFIED FINANCIAL SERVICES-3.0%
   105,450  Amvescap PLC (UK)...........................................      675,613
    54,875  ING Groep NV (NE)...........................................      929,363
   202,000  Nikko Cordial Corporation (JA)..............................      680,880
                                                                          -----------
                                                                            2,285,856
                                                                          -----------
DIVERSIFIED METALS & MINING-1.0%
    38,370  Rio Tinto PLC (UK)..........................................      765,918
                                                                          -----------
ELECTRIC UTILITIES-0.5%
    29,475  Endesa SA (SP)..............................................      344,854
                                                                          -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.1%
    98,085  Flextronics International Limited ADR (SG)*.................  $   803,316
                                                                          -----------
EMPLOYMENT SERVICES-0.6%
    12,375  Adecco SA (SZ)..............................................      485,084
                                                                          -----------
HEALTHCARE SUPPLIES-0.4%
    54,800  Smith & Nephew PLC (UK).....................................      335,663
                                                                          -----------
INDUSTRIAL CONGLOMERATES-1.4%
    64,000  Hutchison Whampoa Limited (HK)..............................      400,492
    15,925  Siemens AG (GE).............................................      676,771
                                                                          -----------
                                                                            1,077,263
                                                                          -----------
INTEGRATED OIL & GAS-3.1%
   149,550  BP PLC (UK).................................................    1,027,976
    15,250  Royal Dutch Petroleum Company (NE)..........................      671,288
     4,525  Total Fina Elf SA (FR)......................................      646,225
                                                                          -----------
                                                                            2,345,489
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES-0.5%
    44,900  Telefonica SA (SP)*.........................................      401,886
                                                                          -----------
IT CONSULTING & SERVICES-1.5%
   193,325  Satyam Computer Services Limited (IN).......................    1,120,438
                                                                          -----------
MULTI-LINE INSURANCE-1.3%
    73,850  Axa (FR)....................................................      991,124
                                                                          -----------
MULTI-UTILITIES & UNREGULATED POWER-0.9%
    38,400  Suez SA (FR)................................................      666,460
                                                                          -----------
OFFICE ELECTRONICS-0.7%
    14,000  Canon, Inc. (JA)............................................      527,345
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION-0.9%
    21,425  Encana Corporation (CA).....................................      661,547
                                                                          -----------
PACKAGED FOODS & MEATS-0.8%
    10,325  Unilever NV (NE)............................................      634,343
                                                                          -----------
PAPER PRODUCTS-1.7%
   102,300  Abitibi-Consolidated, Inc. (CA).............................      785,479
    15,900  UPM-Kymmene Oyj (FI)........................................      510,535
                                                                          -----------
                                                                            1,296,014
                                                                          -----------
PHARMACEUTICALS-3.3%
    38,250  GlaxoSmithKline PLC (UK)....................................      733,967
    27,300  Novartis AG (SZ)............................................      996,084
     7,450  Schering AG (GE)............................................      324,423
    73,750  Shire Pharmaceuticals Group PLC (UK)*.......................      471,919
                                                                          -----------
                                                                            2,526,393
                                                                          -----------

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

PUBLISHING-1.6%
    65,950  Pearson PLC (UK)............................................  $   609,921
    69,750  Reed Elsevier PLC (UK)......................................      597,344
                                                                          -----------
                                                                            1,207,265
                                                                          -----------
REINSURANCE-0.6%
     9,775  Converium Holding AG (SZ)*..................................      473,657
                                                                          -----------
SEMICONDUCTORS-0.3%
   336,425  ARM Holdings PLC (UK)*......................................      259,955
                                                                          -----------
TELECOMMUNICATIONS EQUIPMENT-1.0%
    28,300  Nokia Oyj Sponsored ADR (FI)................................      438,650
   461,600  Telefonaktiebolaget LM Ericsson (SW)........................      323,157
                                                                          -----------
                                                                              761,807
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES-2.9%
   552,000  China Unicom Limited (HK)*..................................      375,154
       392  NTT DoCoMo, Inc. (JA).......................................      723,418
   613,475  Vodafone Group PLC (UK).....................................    1,118,417
                                                                          -----------
                                                                            2,216,989
                                                                          -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$38,032,515)......................................................   32,537,601
                                                                          -----------
PREFERRED STOCKS (FOREIGN)-0.8%

AUTOMOBILE MANUFACTURERS-0.8%
     1,550  Porsche AG Preferred (GE)...................................      644,071
                                                                          -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$694,017).........................................................      644,071
                                                                          -----------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST

--------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-4.5%

HEALTHCARE EQUIPMENT-0.7%
$  500,000  Becton Dickinson & Company
            1.20% 1/2/03................................................  $   499,983
                                                                          -----------
SPECIAL PURPOSE ENTITY-3.8%
 2,900,000  Corporate Asset Funding Corporation
            1.25% 1/2/03................................................    2,899,899
                                                                          -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$3,399,882).............................................    3,399,882
                                                                          -----------
TOTAL INVESTMENTS-99.6%
(TOTAL COST-$81,941,122)................................................   75,888,180

OTHER ASSETS AND LIABILITIES-0.4%.......................................      329,932
                                                                          -----------
NET ASSETS-100.0%.......................................................  $76,218,112
                                                                          ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost..............................  $ 81,941,122
                                                              ------------
Investment securities, at market............................    75,888,180
Cash........................................................       116,053
Foreign currency (cost $1,171)..............................         1,153
Receivables:
  Capital shares sold.......................................       872,059
  Dividends.................................................        54,949
  From transfer agent.......................................         5,325
Other assets................................................        75,861
                                                              ------------
    Total Assets............................................    77,013,580
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................       440,589
  Capital shares redeemed...................................       129,761
  Advisory fees.............................................        66,706
  Shareholder servicing fees................................        10,871
  Accounting fees...........................................         5,185
  Distribution fees.........................................        27,768
  Custodian fees............................................         5,376
  Other.....................................................       109,212
                                                              ------------
    Total Liabilities.......................................       795,468
                                                              ------------
Net Assets..................................................  $ 76,218,112
                                                              ============

Net Assets--Class A.........................................  $    543,345
Shares Outstanding--Class A.................................        65,307
Net Asset Value and Redemption Price Per Share..............  $       8.32
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $       8.83

Net Assets--Class B.........................................  $  1,458,814
Shares Outstanding--Class B.................................       179,626
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $       8.12

Net Assets--Class C.........................................  $    218,347
Shares Outstanding--Class C.................................        27,437
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $       7.96

Net Assets--Class F.........................................  $ 59,890,478
Shares Outstanding--Class F.................................     7,186,562
Net Asset Value, Offering and Redemption Price Per Share....  $       8.33

Net Assets--Class R.........................................  $ 14,059,943
Shares Outstanding--Class R.................................     1,666,201
Net Asset Value, Offering and Redemption Price Per Share....  $       8.44

Net Assets--Class T.........................................  $     47,185
Shares Outstanding--Class T.................................         5,981
Net Asset Value and Redemption Price Per Share..............  $       7.89
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $       8.26

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  1,241,810
  Interest..................................................        80,838
  Foreign taxes withheld....................................       (79,342)
                                                              ------------
    Total Investment Income.................................     1,243,306
                                                              ------------
Expenses:
  Advisory fees--Note 2.....................................       969,019
  Shareholder servicing fees--Note 2........................       140,649
  Accounting fees--Note 2...................................        50,668
  Distribution fees--Note 2.................................       211,105
  Transfer agency fees--Note 2..............................       109,508
  Registration fees--Note 2.................................        60,083
  Postage and mailing expenses..............................        23,827
  Custodian fees and expenses--Note 2.......................        45,337
  Printing expenses.........................................        37,017
  Legal and audit fees......................................        14,392
  Directors' fees and expenses..............................        11,591
  Other expenses............................................        72,895
                                                              ------------
    Total Expenses..........................................     1,746,091
    Earnings Credits........................................        (3,527)
    Reimbursed/Waived Expenses..............................        (3,394)
    Expense Offset to Broker Commissions....................        (2,151)
                                                              ------------
    Net Expenses............................................     1,737,019
                                                              ------------
  Net Investment (Loss).....................................      (493,713)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions (net of
foreign taxes on Indian investments of $61,065).............   (21,278,218)
Net Realized Gain from Foreign Currency Transactions........        30,127
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............   (11,501,638)
                                                              ------------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Translation........................   (32,749,729)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(33,243,442)
                                                              ============

Purchases of long-term securities...........................  $197,904,816
Proceeds from sales of long-term securities.................  $207,577,851

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED    YEAR ENDED
                                                                12/31/02      12/31/01
                                                              ------------  -------------
OPERATIONS
Net Investment (Loss).......................................  $   (493,713) $    (735,480)
Net Realized (Loss) from Security Transactions..............   (21,278,218)   (52,549,235)
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................        30,127        (90,311)
Net Change in Unrealized Appreciation / Depreciation........   (11,501,638)     3,832,017
                                                              ------------  -------------
  Net (Decrease) in Net Assets Resulting from Operations....   (33,243,442)   (49,543,009)
                                                              ------------  -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...................................................     4,390,277      9,456,530
  Class B...................................................       409,634      1,016,341
  Class C...................................................       110,508        283,134
  Class F...................................................    42,616,720     78,279,419
  Class R...................................................     4,393,330      3,359,636
  Class T...................................................     1,559,000        499,342
                                                              ------------  -------------
                                                                53,479,469     92,894,402
Cost of shares redeemed
  Class A...................................................    (4,576,256)    (8,913,279)
  Class B...................................................      (413,067)      (585,505)
  Class C...................................................      (171,553)      (160,521)
  Class F...................................................   (57,456,663)  (111,219,855)
  Class R...................................................    (4,167,635)    (5,260,816)
  Class T...................................................    (1,578,951)      (432,860)
                                                              ------------  -------------
                                                               (68,364,125)  (126,572,836)
                                                              ------------  -------------
Net (Decrease) from Capital Share Transactions..............   (14,884,656)   (33,678,434)
                                                              ------------  -------------
Net (Decrease) in Net Assets................................   (48,128,098)   (83,221,443)

NET ASSETS
  Beginning of year.........................................  $124,346,210  $ 207,567,653
                                                              ------------  -------------
  End of year...............................................  $ 76,218,112  $ 124,346,210
                                                              ============  =============

Net Assets consist of:
Capital (par value and paid-in surplus).....................  $166,476,140  $ 181,828,192
Accumulated undistributed net investment (loss).............             0         (3,809)
Accumulated undistributed net realized (loss) from security
  transactions (net of foreign taxes on Indian investments
  of $61,065 and $0, respectively)..........................   (84,212,628)   (62,934,411)
Unrealized appreciation (depreciation) on investments and
  foreign currency translation..............................    (6,045,400)     5,456,238
                                                              ------------  -------------
Total.......................................................  $ 76,218,112  $ 124,346,210
                                                              ============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS A SHARES
Net Asset Value, beginning of year..........................   $ 11.71    $ 15.78   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.15)     (0.09)    (0.09)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (3.24)     (3.98)    (5.44)
                                                               -------    -------   -------
        Total from investment operations....................     (3.39)     (4.07)    (5.53)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
        Total distributions.................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  8.32    $ 11.71   $ 15.78
                                                               =======    =======   =======
Total Return/Ratios
    Total return*...........................................    (28.95%)   (25.79%)  (21.82%)
    Net assets, end of period (000s)........................   $   543    $ 1,003   $   800
    Net expenses to average net assets#.....................      2.06%      2.09%     1.41%
    Gross expenses to average net assets#...................      2.06%      2.10%     1.43%
    Net investment (loss) to average net assets.............     (0.77%)    (0.96%)   (0.35%)
    Portfolio turnover rate@................................       211%       145%      210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS B SHARES
Net Asset Value, beginning of year..........................   $ 11.52    $ 15.57   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.14)     (0.15)    (0.11)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (3.26)     (3.90)    (5.63)
                                                               -------    -------   -------
        Total from investment operations....................     (3.40)     (4.05)    (5.74)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
        Total distributions.................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  8.12    $ 11.52   $ 15.57
                                                               =======    =======   =======
Total Return/Ratios
    Total return*...........................................    (29.51%)   (26.01%)  (22.67%)
    Net assets, end of period (000s)........................   $ 1,459    $ 2,089   $ 2,329
    Net expenses to average net assets#.....................      2.70%      2.53%     2.21%
    Gross expenses to average net assets#...................      2.71%      2.54%     2.25%
    Net investment (loss) to average net assets.............     (1.41%)    (1.43%)   (1.40%)
    Portfolio turnover rate@................................       211%       145%      210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS C SHARES
Net Asset Value, beginning of year..........................   $ 11.34    $ 15.56   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.30)     (0.30)    (0.11)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (3.08)     (3.92)    (5.64)
                                                               -------    -------   -------
        Total from investment operations....................     (3.38)     (4.22)    (5.75)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
        Total distributions.................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  7.96    $ 11.34   $ 15.56
                                                               =======    =======   =======
Total Return/Ratios
    Total return*...........................................    (29.81%)   (27.12%)  (22.70%)
    Net assets, end of period (000s)........................   $   218    $   380   $   375
    Net expenses to average net assets#, +..................      3.33%      4.17%     2.21%
    Gross expenses to average net assets#, +................      3.33%      4.18%     2.25%
    Net investment (loss) to average net assets, +..........     (2.05%)    (3.07%)   (1.31%)
    Portfolio turnover rate@................................       211%       145%      210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2002. Had these fees not been reimbursed, the net expense ratio would have been 3.40%. The gross expense ratio would have been 3.40%. The net investment (loss) ratio would have been (2.12%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                           YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                2002       2001       2000      1999      1998
                                                              ---------  ---------  --------  --------  --------
CLASS F SHARES
Net Asset Value, beginning of year..........................   $ 11.72   $  15.69   $  25.17  $  22.06  $  21.11
Income from investment operations:
    Net investment income (loss)............................     (0.13)     (0.14)     (0.16)    (0.06)     0.08
    Net gain (loss) on securities
      (both realized and
      unrealized)...........................................     (3.26)     (3.83)     (5.45)    10.11      1.90
                                                               -------   --------   --------  --------  --------
        Total from investment operations....................     (3.39)     (3.97)     (5.61)    10.05      1.98
Less distributions:
    From net investment income..............................      0.00       0.00       0.00      0.00     (0.09)
    From net realized gains.................................      0.00       0.00      (3.87)    (6.94)    (0.94)
                                                               -------   --------   --------  --------  --------
        Total distributions.................................      0.00       0.00      (3.87)    (6.94)    (1.03)
Net Asset Value, end of year................................   $  8.33   $  11.72   $  15.69  $  25.17  $  22.06
                                                               =======   ========   ========  ========  ========
Total Return/Ratios
    Total return............................................    (28.92%)   (25.30%)   (22.14%)    48.78%     9.63%
    Net assets, end of period
      (000s)................................................   $59,890   $101,592   $176,405  $284,839  $272,053
    Net expenses to average net assets#.....................      1.84%      1.60%      1.52%     1.53%     1.47%
    Gross expenses to average net assets#...................      1.84%      1.61%      1.54%     1.55%     1.49%
    Net investment income (loss) to average net assets......     (0.55%)    (0.50%)    (0.67%)    (0.27%)     0.33%
    Portfolio turnover rate@................................       211%       145%       210%      157%       86%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS R SHARES
Net Asset Value, beginning of year..........................   $ 11.81    $ 15.75   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.01)     (0.02)     0.00^
    Net (loss) on securities (both realized and
     unrealized)............................................     (3.36)     (3.92)    (5.56)
                                                               -------    -------   -------
       Total from investment operations.....................     (3.37)     (3.94)    (5.56)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
       Total distributions..................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  8.44    $ 11.81   $ 15.75
                                                               =======    =======   =======
Total Return/Ratios
    Total return............................................    (28.54%)   (25.02%)  (21.94%)
    Net assets, end of period (000s)........................   $14,060    $19,193   $27,611
    Net expenses to average net assets#.....................      1.41%      1.24%     1.22%
    Gross expenses to average net assets#...................      1.41%      1.25%     1.26%
    Net investment (loss) to average net assets.............     (0.13%)    (0.14%)   (0.49%)
    Portfolio turnover rate@................................       211%       145%      210%

  ^ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS T SHARES
Net Asset Value, beginning of year..........................   $ 11.46    $ 15.65   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.59)     (0.26)    (0.06)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (2.98)     (3.93)    (5.60)
                                                               -------    -------   -------
        Total from investment operations....................     (3.57)     (4.19)    (5.66)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
        Total distributions.................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  7.89    $ 11.46   $ 15.65
                                                               =======    =======   =======
Total Return/Ratios
    Total return *..........................................    (31.15%)   (26.77%)  (22.34%)
    Net assets, end of period (000s)........................   $    47    $    90   $    48
    Net expenses to average net assets#, +..................      4.60%      3.74%     1.72%
    Gross expenses to average net assets#, +................      4.60%      3.75%     1.76%
    Net investment (loss) to average net assets+............     (2.88%)    (2.72%)   (0.76%)
    Portfolio turnover rate@................................       211%       145%      210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 5.48% (2002) and 10.01% (2001). The gross expense ratios would have been 5.48% (2002) and 10.02% (2001). The net investment (loss) ratios would have been (3.76%) (2002) and (8.99%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers
Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $8,477 of contingent deferred sales charges relating to redemptions of Class B shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $5,630 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002 to December 31, 2002, the Fund was charged $14,222 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $2,289.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $1,987, $4,438, $706, and $257, respectively, for shareholder servicing fees under the plan.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, the fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets, with the proportions of domestic and foreign assets recalculated monthly.

ON ASSETS IN EXCESS OF  BUT NOT EXCEEDING  DOMESTIC FEE  FOREIGN FEE
----------------------  -----------------  ------------  -----------
$0...............         $500 million          0.06%         0.10%
$500 million.....           $1 billion          0.04%        0.065%
$1 billion.......                               0.02%         0.02%

  Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $13,314, $2,119, $195,415, and $257, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,539,

$3,172, $2,135, $40,549, $9,636, and $2,052, respectively, for state registration fees. During the year ended December 31, 2002, Class C and Class T shares were reimbursed $208 and $897, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $497,522                $(30,126)             $(467,396)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2009 and 2010. The aggregate cost of investments and the composition of unrealized

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $          0
Accumulated Capital Losses..................................  $ 80,131,891
Post-October Capital Loss Deferral..........................  $  1,926,432
Post-October Currency Loss Deferral.........................  $          0
Federal Tax Cost............................................  $ 84,095,427
Unrealized Appreciation.....................................  $  2,833,913
Unrealized (Depreciation)...................................  $(11,041,160)
Net (Depreciation)..........................................  $ (8,207,247)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                   YEAR             YEAR
                                                                   ENDED            ENDED
                                                                 12/31/02         12/31/01
                                                              ---------------  ---------------
CLASS A
      Shares sold...........................................          431,081          685,596
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (451,369)        (650,709)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........          (20,288)          34,887
CLASS B
      Shares sold...........................................           40,977           76,577
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................          (42,643)         (44,885)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           (1,666)          31,692
CLASS C
      Shares sold...........................................           12,934           20,922
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................          (19,036)         (11,501)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           (6,102)           9,421
CLASS F
      Shares sold...........................................        4,440,187        5,920,515
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................       (5,924,226)      (8,494,575)
      NET (DECREASE) IN SHARES OUTSTANDING..................       (1,484,039)      (2,574,060)

                                                                   YEAR             YEAR
                                                                   ENDED            ENDED
                                                                 12/31/02         12/31/01
                                                              ---------------  ---------------
CLASS R
      Shares sold...........................................          427,695          265,820
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (386,843)        (393,536)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           40,852         (127,716)
CLASS T
      Shares sold...........................................          142,397           42,061
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (144,278)         (37,241)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           (1,881)           4,820

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                      This page intentionally left blank.

Dreyfus Founders
Worldwide Growth Fund
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A Mellon Financial Company(SM)
2930 East Third Avenue
Denver, CO  80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2003

         (c) 2003 Founders Asset Management LLC, Broker-Dealer.

A-646-WWG-02

        Dreyfus Founders
        Worldwide
        Growth Fund




        ANNUAL REPORT     December 31, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

Table of Contents

Management Overview                                                          3
Statement of Investments                                                    10
Statement of Assets and Liabilities                                         16
Statement of Operations                                                     18
Statements of Changes in Net Assets                                         19
Financial Highlights                                                        20
Notes to Financial Statements                                               26
Report of Independent Accountants                                           34
Your Board Representatives                                                  35


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2002 are included in the Statement of Investments. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2002.

-  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

Paperless Delivery of this Report

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

Management Overview

A discussion with co-portfolio managers
A. Edward Allinson, CFA and John Jares, CFA

How did the Fund perform relative to its benchmark in 2002?

2002 was a challenging year for investors, as equities declined around the globe. International equity indexes fell less than the major U.S.-based markets-the Morgan Stanley Capital International (MSCI) World Index and the Standard & Poor's (S&P) 500 Index returned -19.89% and -22.10%, respectively.(1) However, the second half of the year was much weaker than the first for international markets.

In the U.S. and elsewhere, fears over a war with Iraq surfaced in the second quarter. By the beginning of the second half of 2002, it became clear that the economic environment was deteriorating. The heightened uncertainty over military conflict combined with a weak economy to create an environment in which companies were reluctant to spend and investors were unwilling to take valuation risk.

In this environment, the Dreyfus Founders Worldwide Growth Fund underperformed its benchmark for the year. (See pages 6 and 7 for the Fund's total returns and for a description of the MSCI World Index.)

"Using our bottom-up approach to stock selection, we expect to continue positioning the Fund for an economic recovery in 2003. We expect the U.S. economy to begin to repair itself."

The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

Performance Highlights

- The Fund underperformed its benchmark, the MSCI World Index, in 2002. Both the benchmark and the Fund struggled in the difficult second half of the year.

- In the healthcare and consumer staples areas, the Fund saw weak performance. U.S., U.K. and Japanese holdings also hurt returns in 2002.

- Throughout the year, the Fund was positioned for an economic rebound and renewed corporate spending. It included many technology stocks that disappointed when the recovery and spending did not materialize.

- Currency movements aided returns, as the Fund typically does not hedge its currencies.

What broad market factors affected the Fund's performance most?

In early 2002, several factors combined to create what appeared to be a favorable environment for equities. For instance, in the closely watched U.S. economy, GDP growth was in the 3% range; globally, inflation and interest rates remained under control; and U.S. unemployment was below 6%. Historically we have seen stocks respond positively in similar environments; however, growth-oriented issues, which the Fund seeks, suffered significantly in the investment environment that actually prevailed. The Fund's holdings in information technology and healthcare were the poorest performers, on both an absolute basis and relative to the Index. One such stock-specific disappointment, and the Fund's worst performer in 2002, was Brocade Communications Systems, Inc. Brocade pre-announced that it would not meet Street analysts' profit forecasts for the three months ending in October, and this-coupled with the deterioration in Brocade's quality of earnings and competitive position-further damaged the company's share price. On a brighter note, the appreciation of the Yen and the Euro vis-a-vis the U.S. dollar helped Fund returns. On average, the Fund held nearly 7% in Japanese equities and about 16% in Euro-denominated stocks during 2002.

Ed, how did you position the international portion of the Fund when you assumed portfolio management responsibility in April?

The changes that the team and I made to the international portion of the portfolio involved repositioning and focusing the holdings. I was familiar with many of the names the Fund held, as I have managed large-cap international funds in the past, and I increased several of the Fund's existing positions. I liquidated other holdings to make room for companies that better reflected my approach. I focus on globally dominant companies that have dynamic leadership, a proven platform, financial strength, and brand power. We refer to these companies as the "best of breed," often the leaders in their individual markets.

My approach is to manage a relatively concentrated portfolio. After reviewing existing holdings, I reduced the total number of international positions in the Fund. Additionally, John and I positioned the Fund to be regionally neutral, meaning the Fund's country exposure was typically within a few percentage points of its benchmark.

What hindered performance in 2002 at a stock, sector or country level?

Many companies in the healthcare sector struggled in 2002 due to a consistently difficult regulatory environment, a vacancy at the U.S. Food and Drug Administration's top level, competition from generic drugs, and legislative objections to proposed price increases. Several of the companies the Fund did hold hurt returns.


Largest Equity Holdings  (ticker symbol)
       1.         General Electric Company  (GE)                      2.13%
       2.         Forest Laboratories, Inc.  (FRX)                    2.09%
       3.         Pfizer, Inc.  (PFE)                                 1.91%
       4.         3M Company  (MMM)                                   1.73%
       5.         Comcast Corporation Special Class A  (CMCSK)        1.69%
       6.         Clear Channel Communications, Inc.  (CCU)           1.65%
       7.         Citigroup, Inc.  (C)                                1.62%
       8.         Abbott Laboratories  (ABT)                          1.61%
       9.         Boston Scientific Corporation  (BSX)                1.53%
       10.        Johnson & Johnson  (JNJ)                            1.47%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

One example was the Fund's position in Ireland's flan Corporation PLC. The company's share price was hit by regulatory setbacks on products in its development pipeline, and-more significantly-by charges of corporate malfeasance. The company allegedly followed aggressive accounting practices, and had off-balance sheet investments and liabilities that were larger than those it had revealed to the investment community. flan was one of the Fund's weakest performers in 2002.

Like the Fund's healthcare holdings, its technology-related stocks hindered performance. The Fund was positioned for an economic rebound, so held many stocks in this area. One example was Flextronics International Limited ADR, a Singapore-based company that provides advanced electronics manufacturing services. Its customers are concentrated in the telecommunications and consumer areas. Flextronics and the Fund's other technology-oriented holdings suffered in 2002 when the anticipated U.S. economic recovery faded.

What management decisions had a positive impact on results?

The Fund benefited from the Yen's strength, as the Fund is denominated in U.S. dollars and typically does not engage in currency hedging. Fast Retailing Company Limited-often referred to as "the Gap of Japan"-is one example of a strong-performing Japanese holding. The company markets a casual line of basic men and women's apparel, and has a unique business model. The management team has sidestepped the hugely inefficient, expensive and traditional Japanese retail supply chain, instead manufacturing its apparel in China and buying raw materials in hedged U.S. dollars.

Growth of $10,000 Investment

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/92 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares.

Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02

                                               INCEPTION         1                5       10        SINCE
                                                 DATE          YEAR             YEARS    YEARS     INCEPTION
Class A Shares
           With sales charge (5.75%)           12/31/99       (33.01%)            -        -       (27.03%)
           Without sales charge                12/31/99       (28.95%)            -        -       (25.58%)
Class B Shares
           With redemption*                    12/31/99       (32.33%)            -        -       (26.71%)
           Without redemption                  12/31/99       (29.51%)            -        -       (26.12%)
Class C Shares
           With redemption**                   12/31/99       (30.51%)            -        -       (26.60%)
           Without redemption                  12/31/99       (29.81%)            -        -       (26.60%)
Class F Shares                                 12/31/89       (28.92%)        (7.58%)   2.67%        5.06%
Class R Shares                                 12/31/99       (28.54%)            -        -       (25.21%)
Class T Shares
           With sales charge (4.50%)           12/31/99       (34.25%)            -        -       (27.96%)
           Without sales charge                12/31/99       (31.15%)            -        -       (26.84%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund also received a boost from its holding of the U.K.'s Vodafone Group PLC and India's Satyam Computer Services Limited. Vodafone's shares benefited from the broad-based rally in tech- and telecom-related stocks. More importantly, it showed a stabilization in its average revenue per user (ARPU) and operating margins in 2002, as management attention shifted to driving cash flow and profitability. Satyam demonstrated strong sales growth in 2002, the beneficiary of an acceleration of offshore software development and implementation projects. Satyam is one of a handful of companies that we see tapping the Indian pool of information technology (IT) professionals, who typically work for about one-third of the cost of their developed-country peers. From an investment perspective, we believe that the India-based IT services trend is just beginning and that many investment opportunities in this area appear attractively valued.

Unlike many of the Fund's healthcare-related names, holdings in biotechnology companies such as Amgen, Inc., and a position in generic drug manufacturer Forest Laboratories, Inc., added positive performance to the Fund. We added Forest Laboratories to the portfolio mid-year and it was the Fund's top performer in 2002. The company is moving further into the branded prescription and non-prescription drug market with Lexapro, its follow-up to Celexa, a blockbuster product that expanded the market for depression treatments.

Portfolio Composition

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year. This cushioned returns more than any single sector we invested in, and from country perspective, was second only to South Korea in contribution to return. We prefer to keep the Fund fully invested, with cash in the 5-10% range, and will continue to seek investment opportunities that allow us to put the Fund's cash to work.

What is your outlook for 2003, and what strategy do you expect to employ?

Using our bottom-up approach to stock selection, we expect to continue positioning the Fund for an economic recovery in 2003. We expect the U.S. economy to begin to repair itself. The situation in Iraq is tenuous, and while a short-term action would be positive for the stock market, a long-term engagement could have the opposite effect. Additional factors pointing to such a rebound include attractive valuations overseas; a continuation of the favorable currency situation relative to the U.S. dollar; comparatively healthy consumer spending trends, particularly in the U.K.; and the absence of a sharp upward move in unemployment. We are also encouraged by the widespread expectation for lower interest rates abroad, particularly in Europe. Whatever the year ahead brings, we will continue to search out companies that we believe are "best of breed." Our research-driven approach includes extensive financial modeling and frequent interaction with company management. We expect a more rational investment environment to prevail in 2003, which highlights the importance of our company-by-company research and analysis. With this strategy and process in place, we feel prepared for the investing challenges 2003 is likely to present.

A. Edward Allinson, CFA    John B. Jares, CFA
Co-Portfolio Manager       Co-Portfolio Manager

Due to a shortage of compelling investment opportunities, the Fund held a significant amount of cash throughout the year. This cushioned returns more than any single sector we invested in, and from country perspective, was second only to South Korea in contribution to return. We prefer to keep the Fund fully invested, with cash in the 5-10% range, and will continue to seek investment opportunities that allow us to put the Fund's cash to work.

What is your outlook for 2003, and what strategy do you expect to employ?

Using our bottom-up approach to stock selection, we expect to continue positioning the Fund for an economic recovery in 2003. We expect the U.S. economy to begin to repair itself. The situation in Iraq is tenuous, and while a short-term action would be positive for the stock market, a long-term engagement could have the opposite effect. Additional factors pointing to such a rebound include attractive valuations overseas; a continuation of the favorable currency situation relative to the U.S. dollar; comparatively healthy consumer spending trends, particularly in the U.K.; and the absence of a sharp upward move in unemployment. We are also encouraged by the widespread expectation for lower interest rates abroad, particularly in Europe. Whatever the year ahead brings, we will continue to search out companies that we believe are "best of breed." Our research-driven approach includes extensive financial modeling and frequent interaction with company management. We expect a more rational investment environment to prevail in 2003, which highlights the importance of our company-by-company research and analysis. With this strategy and process in place, we feel prepared for the investing challenges 2003 is likely to present.

A. Edward Allinson, CFA    John B. Jares, CFA
Co-Portfolio Manager       Co-Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2002

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-51.6%
AIRLINES-0.8%
    49,475  Delta Air Lines, Inc........................................  $   598,637
                                                                          -----------
APPLICATION SOFTWARE-1.1%
    45,925  PeopleSoft, Inc.*...........................................      840,428
                                                                          -----------
BANKS-2.2%
    12,050  Bank of America Corporation.................................      838,319
     2,512  Fifth Third Bancorp.........................................      147,078
    14,575  Wells Fargo & Company.......................................      683,130
                                                                          -----------
                                                                            1,668,527
                                                                          -----------
BIOTECHNOLOGY-1.4%
    11,325  Amgen, Inc.*................................................      547,451
    15,025  Genentech, Inc.*............................................      498,229
                                                                          -----------
                                                                            1,045,680
                                                                          -----------
BROADCASTING & CABLE TV-3.8%
    33,750  Clear Channel Communications, Inc.*.........................    1,258,538
    57,025  Comcast Corporation Special Class A*........................    1,288,195
    13,375  Cox Communications, Inc.*...................................      379,850
                                                                          -----------
                                                                            2,926,583
                                                                          -----------
CASINOS & GAMING-1.2%
    29,125  Mandalay Resort Group*......................................      891,516
                                                                          -----------
COMPUTER & ELECTRONICS RETAIL-0.4%
    13,962  Best Buy Company, Inc.*.....................................      337,182
                                                                          -----------
COMPUTER HARDWARE-1.1%
    11,475  Dell Computer Corporation*..................................      306,842
     6,800  International Business Machines Corporation.................      527,000
                                                                          -----------
                                                                              833,842
                                                                          -----------
DATA PROCESSING SERVICES-0.8%
    17,100  First Data Corporation......................................      605,511
                                                                          -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BD  Bermuda
    BR  Brazil
    CA  Canada
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom
    VI  Virgin Islands

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES-3.5%
    35,158  Citigroup, Inc..............................................  $ 1,237,210
     5,425  Freddie Mac.................................................      320,346
     8,075  Goldman Sachs Group, Inc....................................      549,908
    43,575  Stilwell Financial, Inc.....................................      569,525
                                                                          -----------
                                                                            2,676,989
                                                                          -----------
GAS UTILITIES-1.0%
    18,075  Kinder Morgan, Inc..........................................      764,030
                                                                          -----------
GENERAL MERCHANDISE STORES-1.2%
    19,025  Wal-Mart Stores, Inc........................................      960,953
                                                                          -----------
HEALTHCARE EQUIPMENT-1.5%
    27,450  Boston Scientific Corporation*..............................    1,167,174
                                                                          -----------
HEALTHCARE FACILITIES-0.7%
    12,100  HCA, Inc....................................................      502,150
                                                                          -----------
HOUSEHOLD PRODUCTS-1.7%
    10,625  Colgate-Palmolive Company...................................      557,069
     8,975  Procter & Gamble Company....................................      771,312
                                                                          -----------
                                                                            1,328,381
                                                                          -----------
INDUSTRIAL CONGLOMERATES-3.9%
    10,700  3M Company..................................................    1,319,310
    66,775  General Electric Company....................................    1,625,971
                                                                          -----------
                                                                            2,945,281
                                                                          -----------
INDUSTRIAL GASES-0.6%
     7,700  Praxair, Inc................................................      444,829
                                                                          -----------
INDUSTRIAL MACHINERY-1.0%
    11,675  Illinois Tool Works, Inc....................................      757,241
                                                                          -----------
LEISURE FACILITIES-0.8%
    34,925  Royal Caribbean Cruises Limited.............................      583,248
                                                                          -----------
LEISURE PRODUCTS-0.2%
     8,325  Mattel, Inc.................................................      159,424
                                                                          -----------
MANAGED HEALTHCARE-1.2%
    22,050  Caremark Rx, Inc.*..........................................      358,313
     6,950  UnitedHealth Group, Inc.....................................      580,325
                                                                          -----------
                                                                              938,638
                                                                          -----------
MOVIES & ENTERTAINMENT-1.2%
    22,500  AOL Time Warner, Inc.*......................................      294,750
    14,875  Viacom, Inc. Class B*.......................................      606,305
                                                                          -----------
                                                                              901,055
                                                                          -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

NETWORKING EQUIPMENT-0.6%
    34,075  Cisco Systems, Inc.*........................................  $   446,383
                                                                          -----------
OIL & GAS DRILLING-0.4%
     8,300  Nabors Industries Limited*..................................      292,741
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES-1.1%
    25,850  Smith International, Inc.*..................................      843,227
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION-0.4%
     6,425  Anadarko Petroleum Corporation..............................      307,758
                                                                          -----------
PERSONAL PRODUCTS-0.7%
    20,050  Estee Lauder Companies, Inc. Class A........................      529,320
                                                                          -----------
PHARMACEUTICALS-7.8%
    30,750  Abbott Laboratories.........................................    1,230,000
    16,225  Forest Laboratories, Inc.*..................................    1,593,620
    20,875  Johnson & Johnson...........................................    1,121,196
     9,275  Merck & Company, Inc........................................      525,058
    47,512  Pfizer, Inc.................................................    1,452,442
                                                                          -----------
                                                                            5,922,316
                                                                          -----------
RAILROADS-1.1%
    14,250  Union Pacific Corporation...................................      853,148
                                                                          -----------
SEMICONDUCTOR EQUIPMENT-0.7%
    10,875  KLA-Tencor Corporation*.....................................      384,649
     6,250  Novellus Systems, Inc.*.....................................      175,500
                                                                          -----------
                                                                              560,149
                                                                          -----------
SEMICONDUCTORS-1.0%
    35,175  Broadcom Corporation*.......................................      529,736
    17,525  Intel Corporation...........................................      272,864
                                                                          -----------
                                                                              802,600
                                                                          -----------
SOFT DRINKS-1.0%
    16,650  Coca-Cola Company...........................................      729,603
                                                                          -----------
SPECIALTY STORES-1.0%
    27,175  Office Depot, Inc.*.........................................      401,103
    15,000  Tiffany & Company...........................................      358,650
                                                                          -----------
                                                                              759,753
                                                                          -----------
STEEL-0.8%
    14,075  Nucor Corporation...........................................      581,298
                                                                          -----------
SYSTEMS SOFTWARE-3.2%
    14,175  Adobe Systems, Inc..........................................      353,099
    16,575  Microsoft Corporation*......................................      856,928
    75,100  Oracle Corporation*.........................................      811,080
    27,100  VERITAS Software Corporation*...............................      423,302
                                                                          -----------
                                                                            2,444,409
                                                                          -----------

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-0.5%
     9,800  QUALCOMM, Inc.*.............................................  $   356,622
                                                                          -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$39,814,708)......................................................   39,306,626
                                                                          -----------

COMMON STOCKS (FOREIGN)-42.7%
AIR FREIGHT & LOGISTICS-0.8%
    54,950  Exel PLC (UK)...............................................      608,590
                                                                          -----------
APPAREL RETAIL-1.2%
    25,300  Fast Retailing Company Limited (JA).........................      891,160
                                                                          -----------
AUTOMOBILE MANUFACTURERS-0.5%
    10,300  Honda Motor Company Limited (JA)............................      381,031
                                                                          -----------
BANKS-6.4%
    75,250  Barclays PLC (UK)...........................................      466,376
    14,125  BNP Paribas SA (FR).........................................      575,523
    30,550  Credit Suisse Group (SZ)*...................................      662,834
    56,500  HSBC Holdings PLC (UK)......................................      624,392
    38,600  Lloyds TSB Group PLC (UK)...................................      277,135
        83  Mitsubishi Tokyo Financial Group, Inc. (JA).................      451,125
    16,450  Royal Bank of Scotland Group PLC (UK).......................      394,037
    76,025  Standard Chartered PLC (UK).................................      864,032
    11,300  UBS AG (SZ).................................................      549,186
                                                                          -----------
                                                                            4,864,640
                                                                          -----------
BREWERS-1.0%
    19,525  Heineken NV (NE)............................................      762,151
                                                                          -----------
CONSUMER ELECTRONICS-2.6%
    29,325  Koninklijke (Royal) Philips Electronics NV (NE).............      513,880
     6,700  Nintendo Company Limited (JA)...............................      626,131
    20,200  Sony Corporation (JA).......................................      844,291
                                                                          -----------
                                                                            1,984,302
                                                                          -----------
DISTILLERS & VINTNERS-1.1%
    78,875  Diageo PLC (UK).............................................      857,061
                                                                          -----------
DIVERSIFIED FINANCIAL SERVICES-3.0%
   105,450  Amvescap PLC (UK)...........................................      675,613
    54,875  ING Groep NV (NE)...........................................      929,363
   202,000  Nikko Cordial Corporation (JA)..............................      680,880
                                                                          -----------
                                                                            2,285,856
                                                                          -----------
DIVERSIFIED METALS & MINING-1.0%
    38,370  Rio Tinto PLC (UK)..........................................      765,918
                                                                          -----------
ELECTRIC UTILITIES-0.5%
    29,475  Endesa SA (SP)..............................................      344,854
                                                                          -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2002 (CONTINUED)

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.1%
    98,085  Flextronics International Limited ADR (SG)*.................  $   803,316
                                                                          -----------
EMPLOYMENT SERVICES-0.6%
    12,375  Adecco SA (SZ)..............................................      485,084
                                                                          -----------
HEALTHCARE SUPPLIES-0.4%
    54,800  Smith & Nephew PLC (UK).....................................      335,663
                                                                          -----------
INDUSTRIAL CONGLOMERATES-1.4%
    64,000  Hutchison Whampoa Limited (HK)..............................      400,492
    15,925  Siemens AG (GE).............................................      676,771
                                                                          -----------
                                                                            1,077,263
                                                                          -----------
INTEGRATED OIL & GAS-3.1%
   149,550  BP PLC (UK).................................................    1,027,976
    15,250  Royal Dutch Petroleum Company (NE)..........................      671,288
     4,525  Total Fina Elf SA (FR)......................................      646,225
                                                                          -----------
                                                                            2,345,489
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES-0.5%
    44,900  Telefonica SA (SP)*.........................................      401,886
                                                                          -----------
IT CONSULTING & SERVICES-1.5%
   193,325  Satyam Computer Services Limited (IN).......................    1,120,438
                                                                          -----------
MULTI-LINE INSURANCE-1.3%
    73,850  Axa (FR)....................................................      991,124
                                                                          -----------
MULTI-UTILITIES & UNREGULATED POWER-0.9%
    38,400  Suez SA (FR)................................................      666,460
                                                                          -----------
OFFICE ELECTRONICS-0.7%
    14,000  Canon, Inc. (JA)............................................      527,345
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION-0.9%
    21,425  Encana Corporation (CA).....................................      661,547
                                                                          -----------
PACKAGED FOODS & MEATS-0.8%
    10,325  Unilever NV (NE)............................................      634,343
                                                                          -----------
PAPER PRODUCTS-1.7%
   102,300  Abitibi-Consolidated, Inc. (CA).............................      785,479
    15,900  UPM-Kymmene Oyj (FI)........................................      510,535
                                                                          -----------
                                                                            1,296,014
                                                                          -----------
PHARMACEUTICALS-3.3%
    38,250  GlaxoSmithKline PLC (UK)....................................      733,967
    27,300  Novartis AG (SZ)............................................      996,084
     7,450  Schering AG (GE)............................................      324,423
    73,750  Shire Pharmaceuticals Group PLC (UK)*.......................      471,919
                                                                          -----------
                                                                            2,526,393
                                                                          -----------

SHARES                                                                    MARKET VALUE

--------------------------------------------------------------------------------------

PUBLISHING-1.6%
    65,950  Pearson PLC (UK)............................................  $   609,921
    69,750  Reed Elsevier PLC (UK)......................................      597,344
                                                                          -----------
                                                                            1,207,265
                                                                          -----------
REINSURANCE-0.6%
     9,775  Converium Holding AG (SZ)*..................................      473,657
                                                                          -----------
SEMICONDUCTORS-0.3%
   336,425  ARM Holdings PLC (UK)*......................................      259,955
                                                                          -----------
TELECOMMUNICATIONS EQUIPMENT-1.0%
    28,300  Nokia Oyj Sponsored ADR (FI)................................      438,650
   461,600  Telefonaktiebolaget LM Ericsson (SW)........................      323,157
                                                                          -----------
                                                                              761,807
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES-2.9%
   552,000  China Unicom Limited (HK)*..................................      375,154
       392  NTT DoCoMo, Inc. (JA).......................................      723,418
   613,475  Vodafone Group PLC (UK).....................................    1,118,417
                                                                          -----------
                                                                            2,216,989
                                                                          -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$38,032,515)......................................................   32,537,601
                                                                          -----------
PREFERRED STOCKS (FOREIGN)-0.8%

AUTOMOBILE MANUFACTURERS-0.8%
     1,550  Porsche AG Preferred (GE)...................................      644,071
                                                                          -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$694,017).........................................................      644,071
                                                                          -----------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST

--------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-4.5%

HEALTHCARE EQUIPMENT-0.7%
$  500,000  Becton Dickinson & Company
            1.20% 1/2/03................................................  $   499,983
                                                                          -----------
SPECIAL PURPOSE ENTITY-3.8%
 2,900,000  Corporate Asset Funding Corporation
            1.25% 1/2/03................................................    2,899,899
                                                                          -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$3,399,882).............................................    3,399,882
                                                                          -----------
TOTAL INVESTMENTS-99.6%
(TOTAL COST-$81,941,122)................................................   75,888,180

OTHER ASSETS AND LIABILITIES-0.4%.......................................      329,932
                                                                          -----------
NET ASSETS-100.0%.......................................................  $76,218,112
                                                                          ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2002

ASSETS
Investment securities, at cost..............................  $ 81,941,122
                                                              ------------
Investment securities, at market............................    75,888,180
Cash........................................................       116,053
Foreign currency (cost $1,171)..............................         1,153
Receivables:
  Capital shares sold.......................................       872,059
  Dividends.................................................        54,949
  From transfer agent.......................................         5,325
Other assets................................................        75,861
                                                              ------------
    Total Assets............................................    77,013,580
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................       440,589
  Capital shares redeemed...................................       129,761
  Advisory fees.............................................        66,706
  Shareholder servicing fees................................        10,871
  Accounting fees...........................................         5,185
  Distribution fees.........................................        27,768
  Custodian fees............................................         5,376
  Other.....................................................       109,212
                                                              ------------
    Total Liabilities.......................................       795,468
                                                              ------------
Net Assets..................................................  $ 76,218,112
                                                              ============

Net Assets--Class A.........................................  $    543,345
Shares Outstanding--Class A.................................        65,307
Net Asset Value and Redemption Price Per Share..............  $       8.32
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $       8.83

Net Assets--Class B.........................................  $  1,458,814
Shares Outstanding--Class B.................................       179,626
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $       8.12

Net Assets--Class C.........................................  $    218,347
Shares Outstanding--Class C.................................        27,437
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $       7.96

Net Assets--Class F.........................................  $ 59,890,478
Shares Outstanding--Class F.................................     7,186,562
Net Asset Value, Offering and Redemption Price Per Share....  $       8.33

Net Assets--Class R.........................................  $ 14,059,943
Shares Outstanding--Class R.................................     1,666,201
Net Asset Value, Offering and Redemption Price Per Share....  $       8.44

Net Assets--Class T.........................................  $     47,185
Shares Outstanding--Class T.................................         5,981
Net Asset Value and Redemption Price Per Share..............  $       7.89
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $       8.26

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  1,241,810
  Interest..................................................        80,838
  Foreign taxes withheld....................................       (79,342)
                                                              ------------
    Total Investment Income.................................     1,243,306
                                                              ------------
Expenses:
  Advisory fees--Note 2.....................................       969,019
  Shareholder servicing fees--Note 2........................       140,649
  Accounting fees--Note 2...................................        50,668
  Distribution fees--Note 2.................................       211,105
  Transfer agency fees--Note 2..............................       109,508
  Registration fees--Note 2.................................        60,083
  Postage and mailing expenses..............................        23,827
  Custodian fees and expenses--Note 2.......................        45,337
  Printing expenses.........................................        37,017
  Legal and audit fees......................................        14,392
  Directors' fees and expenses..............................        11,591
  Other expenses............................................        72,895
                                                              ------------
    Total Expenses..........................................     1,746,091
    Earnings Credits........................................        (3,527)
    Reimbursed/Waived Expenses..............................        (3,394)
    Expense Offset to Broker Commissions....................        (2,151)
                                                              ------------
    Net Expenses............................................     1,737,019
                                                              ------------
  Net Investment (Loss).....................................      (493,713)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions (net of
foreign taxes on Indian investments of $61,065).............   (21,278,218)
Net Realized Gain from Foreign Currency Transactions........        30,127
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............   (11,501,638)
                                                              ------------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Translation........................   (32,749,729)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(33,243,442)
                                                              ============

Purchases of long-term securities...........................  $197,904,816
Proceeds from sales of long-term securities.................  $207,577,851

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED    YEAR ENDED
                                                                12/31/02      12/31/01
                                                              ------------  -------------
OPERATIONS
Net Investment (Loss).......................................  $   (493,713) $    (735,480)
Net Realized (Loss) from Security Transactions..............   (21,278,218)   (52,549,235)
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................        30,127        (90,311)
Net Change in Unrealized Appreciation / Depreciation........   (11,501,638)     3,832,017
                                                              ------------  -------------
  Net (Decrease) in Net Assets Resulting from Operations....   (33,243,442)   (49,543,009)
                                                              ------------  -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...................................................     4,390,277      9,456,530
  Class B...................................................       409,634      1,016,341
  Class C...................................................       110,508        283,134
  Class F...................................................    42,616,720     78,279,419
  Class R...................................................     4,393,330      3,359,636
  Class T...................................................     1,559,000        499,342
                                                              ------------  -------------
                                                                53,479,469     92,894,402
Cost of shares redeemed
  Class A...................................................    (4,576,256)    (8,913,279)
  Class B...................................................      (413,067)      (585,505)
  Class C...................................................      (171,553)      (160,521)
  Class F...................................................   (57,456,663)  (111,219,855)
  Class R...................................................    (4,167,635)    (5,260,816)
  Class T...................................................    (1,578,951)      (432,860)
                                                              ------------  -------------
                                                               (68,364,125)  (126,572,836)
                                                              ------------  -------------
Net (Decrease) from Capital Share Transactions..............   (14,884,656)   (33,678,434)
                                                              ------------  -------------
Net (Decrease) in Net Assets................................   (48,128,098)   (83,221,443)

NET ASSETS
  Beginning of year.........................................  $124,346,210  $ 207,567,653
                                                              ------------  -------------
  End of year...............................................  $ 76,218,112  $ 124,346,210
                                                              ============  =============

Net Assets consist of:
Capital (par value and paid-in surplus).....................  $166,476,140  $ 181,828,192
Accumulated undistributed net investment (loss).............             0         (3,809)
Accumulated undistributed net realized (loss) from security
  transactions (net of foreign taxes on Indian investments
  of $61,065 and $0, respectively)..........................   (84,212,628)   (62,934,411)
Unrealized appreciation (depreciation) on investments and
  foreign currency translation..............................    (6,045,400)     5,456,238
                                                              ------------  -------------
Total.......................................................  $ 76,218,112  $ 124,346,210
                                                              ============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS A SHARES
Net Asset Value, beginning of year..........................   $ 11.71    $ 15.78   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.15)     (0.09)    (0.09)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (3.24)     (3.98)    (5.44)
                                                               -------    -------   -------
        Total from investment operations....................     (3.39)     (4.07)    (5.53)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
        Total distributions.................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  8.32    $ 11.71   $ 15.78
                                                               =======    =======   =======
Total Return/Ratios
    Total return*...........................................    (28.95%)   (25.79%)  (21.82%)
    Net assets, end of period (000s)........................   $   543    $ 1,003   $   800
    Net expenses to average net assets#.....................      2.06%      2.09%     1.41%
    Gross expenses to average net assets#...................      2.06%      2.10%     1.43%
    Net investment (loss) to average net assets.............     (0.77%)    (0.96%)   (0.35%)
    Portfolio turnover rate@................................       211%       145%      210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS B SHARES
Net Asset Value, beginning of year..........................   $ 11.52    $ 15.57   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.14)     (0.15)    (0.11)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (3.26)     (3.90)    (5.63)
                                                               -------    -------   -------
        Total from investment operations....................     (3.40)     (4.05)    (5.74)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
        Total distributions.................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  8.12    $ 11.52   $ 15.57
                                                               =======    =======   =======
Total Return/Ratios
    Total return*...........................................    (29.51%)   (26.01%)  (22.67%)
    Net assets, end of period (000s)........................   $ 1,459    $ 2,089   $ 2,329
    Net expenses to average net assets#.....................      2.70%      2.53%     2.21%
    Gross expenses to average net assets#...................      2.71%      2.54%     2.25%
    Net investment (loss) to average net assets.............     (1.41%)    (1.43%)   (1.40%)
    Portfolio turnover rate@................................       211%       145%      210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS C SHARES
Net Asset Value, beginning of year..........................   $ 11.34    $ 15.56   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.30)     (0.30)    (0.11)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (3.08)     (3.92)    (5.64)
                                                               -------    -------   -------
        Total from investment operations....................     (3.38)     (4.22)    (5.75)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
        Total distributions.................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  7.96    $ 11.34   $ 15.56
                                                               =======    =======   =======
Total Return/Ratios
    Total return*...........................................    (29.81%)   (27.12%)  (22.70%)
    Net assets, end of period (000s)........................   $   218    $   380   $   375
    Net expenses to average net assets#, +..................      3.33%      4.17%     2.21%
    Gross expenses to average net assets#, +................      3.33%      4.18%     2.25%
    Net investment (loss) to average net assets, +..........     (2.05%)    (3.07%)   (1.31%)
    Portfolio turnover rate@................................       211%       145%      210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2002. Had these fees not been reimbursed, the net expense ratio would have been 3.40%. The gross expense ratio would have been 3.40%. The net investment (loss) ratio would have been (2.12%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                           YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                2002       2001       2000      1999      1998
                                                              ---------  ---------  --------  --------  --------
CLASS F SHARES
Net Asset Value, beginning of year..........................   $ 11.72   $  15.69   $  25.17  $  22.06  $  21.11
Income from investment operations:
    Net investment income (loss)............................     (0.13)     (0.14)     (0.16)    (0.06)     0.08
    Net gain (loss) on securities
      (both realized and
      unrealized)...........................................     (3.26)     (3.83)     (5.45)    10.11      1.90
                                                               -------   --------   --------  --------  --------
        Total from investment operations....................     (3.39)     (3.97)     (5.61)    10.05      1.98
Less distributions:
    From net investment income..............................      0.00       0.00       0.00      0.00     (0.09)
    From net realized gains.................................      0.00       0.00      (3.87)    (6.94)    (0.94)
                                                               -------   --------   --------  --------  --------
        Total distributions.................................      0.00       0.00      (3.87)    (6.94)    (1.03)
Net Asset Value, end of year................................   $  8.33   $  11.72   $  15.69  $  25.17  $  22.06
                                                               =======   ========   ========  ========  ========
Total Return/Ratios
    Total return............................................    (28.92%)   (25.30%)   (22.14%)    48.78%     9.63%
    Net assets, end of period
      (000s)................................................   $59,890   $101,592   $176,405  $284,839  $272,053
    Net expenses to average net assets#.....................      1.84%      1.60%      1.52%     1.53%     1.47%
    Gross expenses to average net assets#...................      1.84%      1.61%      1.54%     1.55%     1.49%
    Net investment income (loss) to average net assets......     (0.55%)    (0.50%)    (0.67%)    (0.27%)     0.33%
    Portfolio turnover rate@................................       211%       145%       210%      157%       86%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS R SHARES
Net Asset Value, beginning of year..........................   $ 11.81    $ 15.75   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.01)     (0.02)     0.00^
    Net (loss) on securities (both realized and
     unrealized)............................................     (3.36)     (3.92)    (5.56)
                                                               -------    -------   -------
       Total from investment operations.....................     (3.37)     (3.94)    (5.56)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
       Total distributions..................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  8.44    $ 11.81   $ 15.75
                                                               =======    =======   =======
Total Return/Ratios
    Total return............................................    (28.54%)   (25.02%)  (21.94%)
    Net assets, end of period (000s)........................   $14,060    $19,193   $27,611
    Net expenses to average net assets#.....................      1.41%      1.24%     1.22%
    Gross expenses to average net assets#...................      1.41%      1.25%     1.26%
    Net investment (loss) to average net assets.............     (0.13%)    (0.14%)   (0.49%)
    Portfolio turnover rate@................................       211%       145%      210%

  ^ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2002       2001       2000
                                                              ---------  ---------  --------
CLASS T SHARES
Net Asset Value, beginning of year..........................   $ 11.46    $ 15.65   $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.59)     (0.26)    (0.06)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (2.98)     (3.93)    (5.60)
                                                               -------    -------   -------
        Total from investment operations....................     (3.57)     (4.19)    (5.66)
Less distributions:
    From net investment income..............................      0.00       0.00      0.00
    From net realized gains.................................      0.00       0.00     (3.87)
                                                               -------    -------   -------
        Total distributions.................................      0.00       0.00     (3.87)
Net Asset Value, end of year................................   $  7.89    $ 11.46   $ 15.65
                                                               =======    =======   =======
Total Return/Ratios
    Total return *..........................................    (31.15%)   (26.77%)  (22.34%)
    Net assets, end of period (000s)........................   $    47    $    90   $    48
    Net expenses to average net assets#, +..................      4.60%      3.74%     1.72%
    Gross expenses to average net assets#, +................      4.60%      3.75%     1.76%
    Net investment (loss) to average net assets+............     (2.88%)    (2.72%)   (0.76%)
    Portfolio turnover rate@................................       211%       145%      210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 5.48% (2002) and 10.01% (2001). The gross expense ratios would have been 5.48% (2002) and 10.02% (2001). The net investment (loss) ratios would have been (3.76%) (2002) and (8.99%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers
Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.
  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. During the year ended December 31, 2002, DSC retained $8,477 of contingent deferred sales charges relating to redemptions of Class B shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. In November 2002, the Company's board of directors approved a change in the transfer and dividend disbursing agent for the Class F shares of the Fund from ITC to Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation. This change is expected to occur in the second quarter of 2003. DTI is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $11.82 to $12.64 per shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2002, the Fund was charged $5,630 pursuant to this transfer agency agreement. Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.
  Mellon Bank serves as custodian for the Fund. During the period from September 1, 2002 to December 31, 2002, the Fund was charged $14,222 for these services. The amount paid to Mellon was reduced by the fee waiver discussed below. Prior to September 1, 2002, State Street Bank and Trust Company ("State Street") served as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

   TIME PERIOD     AMOUNT OF WAIVER
   -----------     ----------------
9/1/02 to 8/31/03      $100,000
9/1/03 to 8/31/04      $150,000
9/1/04 to 8/31/05      $200,000
9/1/05 to 8/31/06      $200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2002, the Fund's portion of the fee waiver was $2,289.
  The Company has a shareholder services agreement with Founders whereby the Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. In November 2002, the Company's board of directors approved terminating the shareholder services agreement with Founders and entering into a shareholder services agreement with DSC. This change is expected to occur in the second quarter of 2003. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B,
Class C, and Class T shares. Under the Shareholder Services Plan, Class A,
Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2002, Class A, Class B, Class C, and Class T shares were charged $1,987, $4,438, $706, and $257, respectively, for shareholder servicing fees under the plan.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, the fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets, with the proportions of domestic and foreign assets recalculated monthly.

ON ASSETS IN EXCESS OF  BUT NOT EXCEEDING  DOMESTIC FEE  FOREIGN FEE
----------------------  -----------------  ------------  -----------
$0...............         $500 million          0.06%         0.10%
$500 million.....           $1 billion          0.04%        0.065%
$1 billion.......                               0.02%         0.02%

  Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay DSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2002, Class B, Class C, Class F, and Class T shares were charged $13,314, $2,119, $195,415, and $257, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the year ended December 31, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,539,

$3,172, $2,135, $40,549, $9,636, and $2,052, respectively, for state registration fees. During the year ended December 31, 2002, Class C and Class T shares were reimbursed $208 and $897, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.
  Certain officers of the Company are also officers and/or directors of Founders.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2002 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $497,522                $(30,126)             $(467,396)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2009 and 2010. The aggregate cost of investments and the composition of unrealized

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (CONTINUED)
appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $          0
Accumulated Capital Losses..................................  $ 80,131,891
Post-October Capital Loss Deferral..........................  $  1,926,432
Post-October Currency Loss Deferral.........................  $          0
Federal Tax Cost............................................  $ 84,095,427
Unrealized Appreciation.....................................  $  2,833,913
Unrealized (Depreciation)...................................  $(11,041,160)
Net (Depreciation)..........................................  $ (8,207,247)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                   YEAR             YEAR
                                                                   ENDED            ENDED
                                                                 12/31/02         12/31/01
                                                              ---------------  ---------------
CLASS A
      Shares sold...........................................          431,081          685,596
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (451,369)        (650,709)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........          (20,288)          34,887
CLASS B
      Shares sold...........................................           40,977           76,577
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................          (42,643)         (44,885)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           (1,666)          31,692
CLASS C
      Shares sold...........................................           12,934           20,922
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................          (19,036)         (11,501)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           (6,102)           9,421
CLASS F
      Shares sold...........................................        4,440,187        5,920,515
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................       (5,924,226)      (8,494,575)
      NET (DECREASE) IN SHARES OUTSTANDING..................       (1,484,039)      (2,574,060)

                                                                   YEAR             YEAR
                                                                   ENDED            ENDED
                                                                 12/31/02         12/31/01
                                                              ---------------  ---------------
CLASS R
      Shares sold...........................................          427,695          265,820
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (386,843)        (393,536)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           40,852         (127,716)
CLASS T
      Shares sold...........................................          142,397           42,061
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (144,278)         (37,241)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           (1,881)           4,820

5. LINE OF CREDIT
Each of the Funds, except Government Securities and Money Market, have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2002, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2003

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Fund Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 69. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 63. Private investor. President and Director, D.H.
Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to present). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School, Renaissance Foundation, and The Les Streeter Programs, Inc., all of which are non-profit organizations.
(1991)

JOAN D. MANLEY, 70. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Corporation Limited, a printing company. (1998)

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)

ROBERT P. MASTROVITA, 58. Private investor. Chairman of a private charitable foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to present). Formerly, President and Director of the Providence Journal Company, a diversified media and communications company (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Director, Advanced Marketing Services, Inc. and J.D. Edwards, Inc. Trustee and Chairman of Finance Committee, University of Denver. Trustee, National Jewish Medical Center and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 64. Vice Chairman of the Board, Vice Chairman of the Finance Committee, and Vice Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and CEO of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 65. Chairman, CEO and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company. Director, Halliburton Company and The Timken Company. (1983)

OFFICERS
RICHARD W. SABO, 45. President of the Funds since 2000. Founders' President and Chief Executive Officer, Member of Founders Board of Managers and Director of The Dreyfus Corporation (December 1998 to present). Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 45. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 47. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 45. Treasurer of the Funds since 2000 and Anti-Money Laundering Compliance Officer for the Class F shares of the Funds since August 2002. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

WILLIAM G. GERMENIS, 32. Anti-Money Laundering Compliance Officer for the
Class A, Class B, Class C, Class R, and Class T shares of the Funds since July 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC, and Anti-Money Laundering Compliance Officer of investment companies managed by The Dreyfus Corporation. Employed by DSC since 1998. Prior to joining DSC, Vice President of Compliance Data Center, Inc.

The Directors and Officers may be contacted at the Fund's address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                      This page intentionally left blank.

                        For More Information


                                DREYFUS FOUNDERS
                                WORLDWIDE GROWTH FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2003 Dreyfus Service Corporation                            351AR1202